As filed with the Securities and Exchange Commission on January 4, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Core Plus Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Annual Report

October 31, 2017

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Core Plus Fund	5
Emerging Markets Debt Fund	8
Floating Rate Income Fund	12
High Income Bond Fund	15
Municipal High Income Fund	18
Municipal Intermediate Bond Fund	21
New York Municipal Income Fund	24
Short Duration Bond Fund	27
Short Duration High Income Fund	30
Strategic Income Fund	33
Unconstrained Bond Fund	36
FUND EXPENSE INFORMATION	44

SCHEDULE OF INVESTMENTS

Core Bond Fund	47
Core Plus Fund	57
Emerging Markets Debt Fund	65
Positions by Industry	82
Floating Rate Income Fund	94
High Income Bond Fund	110
Municipal High Income Fund	126
Municipal Intermediate Bond Fund	134
New York Municipal Income Fund	142
Short Duration Bond Fund	145
Short Duration High Income Fund	151

Strategic Income Fund	164
Unconstrained Bond Fund	199
FINANCIAL STATEMENTS	218

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	264
Core Plus Fund	264
Emerging Markets Debt Fund	266
Floating Rate Income Fund	268
High Income Bond Fund	268
Municipal High Income Fund	270
Municipal Intermediate Bond Fund	272
New York Municipal Income Fund	274
Short Duration Bond Fund	274
Short Duration High Income Fund	276
Strategic Income Fund	278
Unconstrained Bond Fund	280
Reports of Independent Registered Public Accounting Firms	284
Directory	286
Trustees and Officers	287
Proxy Voting Policies and Procedures	296
Quarterly Portfolio Schedule	296
Board Consideration of the Management and Sub-Advisory Agreements	296
Notice to Shareholders	302

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. @2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

The U.S. economy, as measured by gross domestic product (GDP), continued to expand and the pace accelerated as the 12-month reporting period progressed. Against this backdrop, the U.S. Federal Reserve (Fed) raised interest rates on three occasions during the reporting period, with another rate hike possible before the end of December. Additionally, in a well telegraphed move, the Fed began reducing its balance sheet in October 2017. Elsewhere, growth outside the U.S. largely improved, although inflation remained relatively tame. Meanwhile, central banks outside the U.S. largely maintained their accommodative monetary policies.

After selling off following the U.S. election in November 2016, the U.S. government bond market stabilized and started to rebound in March 2017. This turnaround was triggered by a number of factors, including tempered expectations for fiscal stimulus in the U.S. and several geopolitical events that led to flights to quality.

All told, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.90% during the 12 months ended October 31, 2017. Investment grade corporate bonds produced positive excess returns relative to equal-duration Treasuries during the period, while securitized sectors generated mixed results. Investors who took on more risk were typically rewarded, as high yield bonds, bank loans and emerging market debt outperformed. For example, the ICE BofAML U.S. High Yield Constrained Index returned 9.14% during the reporting period.

The synchronous global expansion and buoyant markets have so far been able to withstand a number of crucial questions. Looking ahead, how will extreme levels of monetary policy accommodation eventually be unwound? What are the prospects for the reflationary, pro-growth elements of President Trump's agenda? When will a long forecasted increase in U.S. government bond yields materialize? What is the impact of wildcards such as North Korea or an unusually destructive hurricane season? As unsettling as it may be, we don't anticipate complete clarity on these questions in the near term, and we do think there may be some unexpected answers — including that the global economic upturn may nevertheless continue.

We believe the fundamentals for corporate credit, the securitized sectors and the municipal market remain supportive, although valuations have become less attractive. In terms of U.S. government bonds, we anticipate yields for U.S. Treasuries and other developed market sovereigns will drift higher in 2018. Pursuant to our long-term investment philosophy, we will actively manage our fixed income funds and adjust their portfolios given the evolving economic and investment backdrop.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 0.95% total return for the 12 months ended October 31, 2017 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a 0.90% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market generated a modest gain during the reporting period. Both short- and longer-term Treasury yields rose over the 12 months ended October 31, 2017. In general, short-term yields moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the reporting period. The Fed also began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy, and a number of geopolitical events.

The Fund's allocation to non-agency mortgage-backed securities (MBS) benefited performance. A solid housing market led to ongoing improvement in mortgage creditworthiness, and a shrinking pool of existing securities was met by increasing investor demand. Security selection within investment grade corporate bonds also contributed to results. Corporate credit continued to benefit from solid investor risk appetite and supportive fundamentals. An allocation to U.S. Treasury Inflation-Protected Securities was beneficial as inflation expectations accelerated following the November 2016 U.S. elections. Conversely, the Fund's overall duration positioning and exposures to global sovereign bonds were both detractors from performance.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. Although we ended the 12 month period higher than we began it, we tactically adjusted the Fund's duration, first increasing duration following the November 2016 U.S. election sell-off and then subsequently reducing duration. Over the period, we decreased holdings in U.S. Treasuries. We initially increased the Fund's allocation to investment grade corporate bonds then later pared this allocation as valuations became less attractive after a strong rally. Within securitized sectors, we increased the Fund's holdings of asset-backed securities and, to lesser extents, commercial MBS and non-agency MBS.

Looking ahead, the long-awaited sell-off in government bond yields may continue to prove elusive. Investors seem to doubt whether the Fed will hike rates meaningfully and seem to expect the Fed's balance sheet exit may be a non-event. Compare today's mindset to the "taper tantrum" of 2013 when former Fed Chair Bernanke's mere mention of a potential future tapering of asset purchases sparked a major sell-off and volatility spike. As of the period end, the Fed actually started reducing holdings — which is arguably more significant than tapering — and it anticipates to continue hiking rates. Nevertheless, Treasury yields and interest rate volatility remain stubbornly low. We believe there's certainly a chance it plays out calmly and predictably, but the bond market's current stance may prove to be overly complacent. We believe reducing central bank balance sheet holdings — quantitative tightening — should add to volatility in fixed income markets just as adding to central bank balance sheets — quantitative easing — had previously reduced volatility.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	11.9%
Corporate Bonds	26.9
Developed Markets Ex- U.S.	1.3
Foreign Government Security	0.8
Mortgage-Backed Securities	33.8
U.S. Government Agency Securities	2.1
U.S. Treasury Obligations	30.9
Short-Term Investment	1.8
Liabilities Less Other Assets	(9.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	0.54%	1.50%	4.14%	4.79%
Institutional Class[3]	10/01/1995	0.95%	1.92%	4.58%	5.20%
Class A4	12/20/2007	0.54%	1.51%	4.14%	5.00%
Class C4	12/20/2007	-0.21%	0.76%	3.38%	4.65%
With Sales Charge
Class A4		-3.76%	0.63%	3.68%	4.79%
Class C4		-1.19%	0.76%	3.38%	4.65%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		0.90%	2.04%	4.19%	5.29%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 2.14%, 2.54%, 2.14% and 1.40% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.04%, 2.57%, 2.20% and 1.46% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.15%, 0.60%, 0.98% and 1.72% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Core Plus Fund Commentary (Unaudited)

Neuberger Berman Core Plus Fund Institutional Class generated a 0.63% total return from its inception on July 18, 2017 through October 31, 2017 (the "reporting period") and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a 0.72% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a modest gain during 2017. Both short- and longer-term Treasury yields rose during the reporting period. In general, short-term yields moved higher in anticipation of further U.S. Federal Reserve (Fed) interest rate hikes. In addition, the Fed began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy, and a number of geopolitical events.

The Fund's security selection within investment grade corporate bonds contributed to results as did an allocation to high yield corporates. After widening in early August, credit spreads subsequently recovered due to higher oil prices, diminished geopolitical risk and supportive corporate earnings. Allocations to hard currency emerging markets debt were also beneficial as the sector has seen ongoing investor inflows and improving fundamentals. Elsewhere, the Fund's duration positioning, particularly an overweight in U.S. interest rate sensitivity, detracted from performance as yields moved higher. Additionally, exposure to Italian sovereign yields was modestly unfavorable.

The Fund's aggregate use of futures and swap contracts detracted from performance during the reporting period.

The Fund was launched during the reporting period. We initiated a neutral weight in investment grade corporate bonds and an overweight in high yield corporates as well as hard currency emerging markets debt. To a lesser extent, the Fund also established overweight positions in asset-backed securities and credit risk transfer securities (collateralized mortgage obligations). Counterbalancing these allocations, the Fund has greater interest rate sensitivity than the benchmark and an overweight to agency mortgage-backed securities, both of which we believe may serve as a ballast in a risk-off market for credit.

Looking ahead, the long-awaited sell-off in government bond yields may continue to prove elusive. Investors seem to doubt whether the Fed will hike rates meaningfully and seem to expect the Fed's balance sheet exit may be a non-event. Compare today's mindset to the "taper tantrum" of 2013 when former Fed Chair Bernanke's mere mention of a potential future tapering of asset purchases sparked a major sell-off and volatility spike. As of the period end, the Fed actually started to reduce holdings — which is arguably more significant than tapering — and anticipates to continue hiking rates. Nevertheless, Treasury yields and interest rate volatility remain stubbornly low. We believe there's certainly a chance it plays out calmly and predictably, but the bond market's current stance may prove to be overly complacent. We believe reducing central bank balance sheet holdings — quantitative tightening — should add to volatility in fixed income markets just as adding to central bank balance sheets — quantitative easing — had previously reduced volatility.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, ANDREW A. JOHNSON, NATHAN KUSH,
THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Plus Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCPIX
Class A	NCPAX
Class C	NCPCX
Class R6	NCPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	7.4%
Corporate Bonds	31.1
Foreign Government Securities	8.9
Mortgage-Backed Securities	38.4
U.S. Treasury Obligations	31.6
Short-Term Investment	0.4
Liabilities Less Other Assets	(17.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2017 Life of Fund
At NAV
Institutional Class	07/18/2017	0.63%
Class A	07/18/2017	0.52%
Class C	07/18/2017	0.31%
Class R6	07/18/2017	0.65%
With Sales Charge
Class A		-3.71%
Class C		-0.69%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		0.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 2.73%, 2.36%, 1.61% and 2.80% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -2.94%, -3.35%, -4.08% and -2.88% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 1.30%, 1.67%, 2.42% and 1.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.46%, 0.83%, 1.58% and 0.39% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Plus Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 6.77% total return for the 12 months ended October 31, 2017 and outperformed its benchmark, a custom blend consisting of 25% J.P. Morgan Emerging Markets Bond Index — Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index — Diversified and 50% J.P. Morgan Government Bond Index — Emerging Markets Global Diversified, which provided a 5.75% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets (EM) experienced a turbulent start to the period, with markets selling-off sharply after the November 2016 U.S. elections followed by a recovery that extended through the end of the reporting period. Global economic activity surprised on the upside while inflation slowed, creating a "goldilocks" environment for EM debt and leading to a continuation of strong inflows. The recovery of commodity prices supported commodity producing and exporting economies. Further, reported Chinese growth remained at the higher end of our expectations, in spite of government measures to slow down credit growth. Additionally, exports from EM ex-China improved, reflecting healthier global demand. Finally, absent any indications of overheating in developed markets, core global monetary policy was expected to turn less accommodative only slowly. This, along with the historically low EM inflation, allowed EM central banks to cut rates and support further growth.

The Fund's positive performance was driven by country allocation and bottom-up security selection across the underlying sleeves in the portfolio. The tactical asset allocation detracted from performance, however the Fund's duration hedging was positive, making the top-down positioning positive for the reporting period. Tactically, we started with an overweight in local currency funded by an underweight in corporates, and a neutral position in hard currency. We moved to cash after the November 2016 U.S. elections and rotated from local to hard currency as EM faced uncertainty surrounding the new U.S. Administration's trade rhetoric. As the sentiment improved, supported by attractive valuations, we added to the EM foreign currencies (EMFX) overlay in EM high yielders. As EM growth continued to recover, we added back to the foreign currency (FX) overlay and moved to an overweight in local currency, while maintaining the overweight to hard currency and underweight to corporates.

In hard currency, the significant contributors to performance were security selection in Argentina, Malaysia and Indonesia, an underweight position in the Philippines, and overweights in Argentina and frontier countries including Mongolia, Iraq and Ghana. The underweight exposure to Hungary and Zambia detracted from performance as well as security selection in Venezuela. In the corporate space we benefitted from overweights in Argentina and Brazil and underweights in low beta countries, such as Hong Kong, Singapore, Israel and Korea, as the market rallied. Security selection in India was also positive though this was offset somewhat by security selection in Brazil and Colombia. By sector, positions in metals & mining, consumer, and utilities were positive, while oil & gas created a drag on relative performance. In local currency, local rates positioning drove outperformance. Key contributors were Central and Eastern Europe, the Middle East and Africa, and positions in Russia and the Czech Republic, while Hungary detracted from the Fund's performance. In Latin America, rates position in Colombia was positive, but was offset by exposure in Brazil. A new rates position in Sri Lanka was also additive, while the contribution from FX was negative in the reporting period. FX exposure to Russia, Colombia, Korea and Taiwan detracted from the EMFX returns. This was mitigated by positive returns from Czech Republic, Brazil and Mexico.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

In our view, the fundamental outlook for EM continues to be positive. We think external vulnerabilities have receded considerably and several countries have lately been in a position of rebuilding FX reserves and easing monetary policy. Both export growth data and domestic macro indicators such as retail sales have been showing strength across the EM world.

Corporates and consumers, China aside, have deleveraged and adjusted to lower commodity prices. Absent any indications of overheating in developed markets, core global monetary policy is expected to gradually move tighter only slowly, allowing EM central banks to cut rates and support growth further. We believe this, along with historically low EM inflation, if they continue, should be supportive of lower bond yields and EM currencies.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	6.77%	2.99%
Class A	09/27/2013	6.26%	2.58%
Class C	09/27/2013	5.47%	1.82%
With Sales Charge
Class A		1.69%	1.51%
Class C		4.47%	1.82%
Index
Blended Benchmark*[1,14]		5.75%	2.88%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 5.38%, 5.01% and 4.24% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.35%, 4.84% and 4.24% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.21%, 1.74% and 2.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 4.14% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 5.06% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted positive results during the reporting period. Supporting the asset class were generally solid fundamentals, relatively low defaults and indications from the U.S. Federal Reserve that it would continue to take a measured approach in terms of raising interest rates. For the 12 months ended October 31, 2017, securities rated B in the S&P/LSTA Leveraged Loan Index returned 5.13%, whereas BB rated and CCC rated securities returned 3.97% and 15.22%, respectively.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 7.9%.

In terms of the Fund's quality biases, an underweight to CCC rated issues and security selection within B rated issues detracted from performance. Conversely, security selection of BB rated issues contributed to performance.

From a sector perspective, security selection within oil & gas, business equipment & services, and electronics-electrical detracted the most from performance during the reporting period. In contrast, security selection within retailers, financial intermediaries, and drugs were the largest contributors to performance.

We continue to believe that the floating rate loan market is compensating investors for default risk. We think defaults may have peaked in 2016 and could remain below 2% in both 2017 and 2018 as revenue and leverage ratios improve. While volatility has failed to emerge in the non-investment grade space, as it has in most risk markets, we believe the potential remains for a spike in volatility over the balance of the year given ongoing policy uncertainty in the U.S., various geopolitical flashpoints, and the possibility that the improvement in global economic growth could wane.

Sincerely,

THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	36.1%
Five to less than Ten Years	62.7
Ten Years or Greater	1.2
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	4.14%	3.41%	4.47%
Class A	12/29/2009	3.76%	3.03%	4.07%
Class C5	12/30/2009	2.99%	2.26%	3.32%
With Sales Charge
Class A		-0.66%	2.15%	3.51%
Class C5		1.99%	2.26%	3.32%
Index
S&P/LSTA Leveraged Loan Index[1,14]		5.06%	4.15%	5.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 3.79%, 3.42% and 2.68% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.41% and 2.67% for Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.92%, 1.32% and 2.05% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 6.84% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index, which provided a 9.14% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofAML U.S. High Yield Constrained Index, generated strong results during the reporting period. After a weak start in November 2016, the high yield market rallied over nine of the last 11 months of the reporting period. This was driven by a number of factors, including overall strong corporate earnings, low defaults, improving global growth, and rising oil prices. Against this backdrop, investor demand was generally robust as investors looked to generate incremental yield in the low interest rate environment. Within the benchmark index, securities rated CCC and lower (relatively lower ratings) and securities rated BB (a higher rating) returned 13.72% and 7.78%, respectively.*

From a sector perspective, an underweight to energy, as well as security selection within support services and banking detracted the most from performance. In contrast, security selection within utilities, an underweight to super retail and security selection within gaming contributed the most to results.

In terms of the Fund's quality biases, security selection within BB and B rated securities was negative for its performance, as was our underweight to CCC rated securities.

We made several adjustments to the portfolio during the reporting period. The Fund's allocation to BBB and BB rated securities was reduced. We also increased our allocation to B rated bonds, reducing our underweight to slightly above 1% from 6%. From a sector perspective, the Fund increased its allocation to diversified financial services securities, while reducing its gas distribution and health care exposure.

Looking ahead, it is widely anticipated that the U.S. Federal Reserve (Fed) will raise interest rates again following its mid-December meeting, which would be the third hike of 2017. All in all, we believe the Fed's measured approach to policy normalization represents a constructive scenario for high yield bonds, which historically have performed well during rising-rate environments. We continue to believe that the high yield market is compensating investors for default risk. We anticipate high yield defaults will remain below historical averages for the remainder of 2017 and 2018 if the U.S. economic expansion continues. While volatility has failed to emerge in the non-investment grade space, as it has in most risk markets, the potential remains for a spike in volatility over the balance of the year given ongoing policy uncertainty in the U.S., various geopolitical flashpoints, and the possibility that the improvement in global economic growth could wane. We don't believe lower-quality high yield securities at current levels are compensating investors for these risks, which is one of the reasons why we increased our allocation to B rated bonds as noted above.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

*  The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofAML.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	3.2%
One to less than Five Years	32.5
Five to less than Ten Years	57.0
Ten Years or Greater	7.3
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	6.84%	5.01%	7.28%	7.58%
Institutional Class[8]	05/27/2009	6.82%	5.13%	7.43%	7.63%
Class A8	05/27/2009	6.49%	4.73%	7.06%	7.49%
Class C8	05/27/2009	5.77%	3.98%	6.42%	7.24%
Class R3[8]	05/27/2009	6.20%	4.47%	6.85%	7.41%
Class R6[8]	03/15/2013	7.03%	5.22%	7.39%	7.62%
With Sales Charge
Class A8		1.91%	3.83%	6.60%	7.31%
Class C8		4.77%	3.98%	6.42%	7.24%
Index
ICE BofAML U.S. High Yield Constrained Index^[1,14]		9.14%	6.30%	7.78%	N/A

^  Effective October 20, 2017, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index changed its name to the ICE BofAML U.S. High Yield Constrained Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 4.39%, 4.53%, 4.03%, 3.41%, 3.89% and 4.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the 30-day SEC yield would have been 3.88% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.85%, 0.71%, 1.08%, 1.82%, 1.41% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.38% for Class R3 after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 2.24% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, a custom blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index, which provided a 2.48% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market outperformed the taxable bond market during the reporting period. Municipal securities were supported by generally positive fundamentals, solid demand, and more moderate supply than a year earlier. Both short- and longer-term Treasury yields rose over the 12 months ended October 31, 2017. Short-term yields generally moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the reporting period and began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy and a number of geopolitical events. All told, the Bloomberg Barclays Municipal Bond Index gained 2.19% for the 12 months ended October 31, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.90%.

We tactically adjusted the Fund's duration during the reporting period. Having a duration that was longer than the Fund's benchmark initially detracted from results as rates moved sharply higher in December 2016. Duration positioning then benefited results as rates subsequently declined. As the reporting period progressed, we moved to reduce the Fund's duration. Overall, duration positioning was a headwind for results.

The Fund's credit biases were beneficial for results. In particular, having an overweight to securities rated BBB and below was additive for returns as they outperformed their higher rated counterparts. From a sector perspective, an underweight to tobacco securitization bonds detracted from performance. In addition, having no allocation to securities issued by Puerto Rico contributed to results. On the downside, our small diversified exposure to the Virgin Islands detracted from performance as they were negatively impacted by Hurricane Maria.

Given the slow but steady economic growth backdrop and subdued but stable level of inflation, we see no reason to doubt the Fed's intention of taking a measured approach to future monetary policy tightening. That being said, changes in fiscal policy or potential volatility caused by the withdrawal of monetary accommodation might cause adjustments to that forecast. Specific to the municipal bond market, technicals continue to look promising for the remainder of the year, in our opinion. As was characteristic of most of 2017, we believe reduced new issue supply should provide a firm bid for municipal product. We will keep a close eye on both tax reform and infrastructure investment legislation, but we believe that several months may pass before any legislation becomes a reality. We continue to execute on our research based, bottom-up investment process in the effort to find attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.0%
Alaska	3.7
American Samoa	0.2
Arizona	5.3
California	7.5
Colorado	3.4
Connecticut	1.0
District of Columbia	0.5
Florida	5.3
Georgia	1.0
Hawaii	0.8
Illinois	9.3
Indiana	0.8
Iowa	0.9
Kansas	0.3
Kentucky	1.5
Louisiana	1.7
Maine	0.7
Massachusetts	1.2
Michigan	4.0
Minnesota	0.8
Mississippi	2.7
Missouri	1.6
Nevada	0.5
New Jersey	7.1
New Mexico	0.5
New York	2.9
North Carolina	0.7
North Dakota	1.1
Ohio	1.9
Oregon	0.5
Pennsylvania	5.1
Rhode Island	2.9
South Carolina	0.6
Tennessee	0.7
Texas	7.8
Utah	0.5
Vermont	1.4
Virgin Islands	0.4
Virginia	0.6
Washington	1.1
West Virginia	0.9
Wisconsin	5.6
Other Assets Less Liabilities	2.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	2.24%	4.74%
Class A	06/22/2015	1.87%	4.36%
Class C	06/22/2015	1.20%	3.63%
With Sales Charge
Class A		-2.44%	2.47%
Class C		0.23%	3.63%
Index
Blended Benchmark*[1,14]		2.48%	4.03%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 3.10%, 2.72% and 1.98% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.48%, 4.81% and 3.50% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.97%, 2.51% and 1.85% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.93%, 1.47% and 2.15% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 1.28% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a 1.50% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market outperformed the taxable bond market during the reporting period. Municipal securities were supported by generally positive fundamentals, solid demand, and more moderate supply than a year earlier. Both short- and longer-term Treasury yields rose over the 12 months ended October 31, 2017. Short-term yields generally moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the reporting period and began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy, and a number of geopolitical events. All told, the Bloomberg Barclays Municipal Bond Index gained 2.19% for the 12 months ended October 31, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.90%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark, the Bloomberg Barclays 7-Year G.O. Index, is concentrated in the six- to eight-year portion of the curve. This positioning modestly detracted from results as the five- to seven-year portion of the municipal curve outperformed over the 12-month period as a whole.

The Fund's credit biases were additive for results. In particular, having overweights to BBB rated and A rated securities benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

A number of changes were made to the Fund during the reporting period. We tactically adjusted the Fund's duration, initially allowing it to drift shorter in anticipation of increased volatility, higher rates, and seasonal headwinds. As the period progressed, we increased the Fund's duration and ended the period slightly longer than the benchmark. Elsewhere, we opportunistically purchased certain lesser grade securities, which was beneficial for performance.

Given the slow but steady economic growth backdrop and subdued but stable level of inflation, we see no reason to doubt the Fed's intention of taking a measured approach to future monetary policy tightening. That being said, changes in fiscal policy or potential volatility caused by the withdrawal of monetary accommodation might cause adjustments to that forecast. Specific to the municipal bond market, technicals continue to look promising for the remainder of the year, in our opinion. As was characteristic of most of 2017, we believe reduced new issue supply should provide a firm bid for municipal product. We will keep a close eye on both tax reform and infrastructure investment legislation, but we believe that several months may pass before any legislation becomes a reality. We continue to execute on our research based, bottom-up investment process in the effort to find attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.1%
Alaska	3.4
Arizona	0.8
Arkansas	0.3
California	10.2
Colorado	0.8
Connecticut	1.4
District of Columbia	0.4
Florida	5.9
Georgia	2.6
Illinois	5.4
Indiana	3.6
Iowa	0.6
Kentucky	1.6
Louisiana	0.5
Maryland	3.8
Massachusetts	1.1
Michigan	0.9
Minnesota	2.5
Mississippi	3.3
Nevada	0.4
New Jersey	6.5
New York	10.4
North Carolina	4.0
Ohio	1.2
Oklahoma	1.4
Pennsylvania	9.5
Rhode Island	1.5
South Carolina	1.6
Tennessee	0.5
Texas	10.2
Utah	0.8
Vermont	0.3
Virginia	1.9
Washington	3.7
Wisconsin	0.7
Liabilities Less Other Assets	(3.8)*
Total	100.0%

* Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	1.28%	2.14%	3.55%	4.74%
Institutional Class[11]	06/21/2010	1.43%	2.30%	3.66%	4.78%
Class A11	06/21/2010	0.96%	1.90%	3.37%	4.68%
Class C11	06/21/2010	0.30%	1.16%	2.81%	4.49%
With Sales Charge
Class A11		-3.32%	1.01%	2.92%	4.53%
Class C11		-0.69%	1.16%	2.81%	4.49%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		1.50%	2.31%	4.38%	5.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 1.37%, 1.52%, 1.15% and 0.41% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.42%, 2.69%, 2.03% and 0.72% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent repayments, the 30-day SEC yields would have been 1.50%, 1.68%, 1.31% and 0.56% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.84%, 0.65%, 1.03% and 1.78% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

New York Municipal Income Fund Commentary (Unaudited)

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 0.84% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a 1.50% total return for the same period.

The municipal bond market outperformed the taxable bond market during the reporting period. Municipal securities were supported by generally positive fundamentals, solid demand, and more moderate supply than a year earlier. Both short- and longer-term Treasury yields rose over the 12 months ended October 31, 2017. Short-term yields generally moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the period and began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy, and a number of geopolitical events. All told, the Bloomberg Barclays Municipal Bond Index gained 2.19% for the 12 months ended October 31, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.90%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark, the Bloomberg Barclays 7-Year G.O. Index, is concentrated in the six- to eight-year portion of the curve. This positioning modestly detracted from results as the five- to seven- year portion of the municipal curve outperformed over the 12-month period as a whole.

The Fund's credit biases were additive to results. In particular, having overweights to BBB rated and A rated securities benefited results as lower rated issues outperformed their higher rated counterparts. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

A number of changes were made to the Fund during the reporting period. We tactically adjusted the Fund's duration, initially allowing it to drift shorter in anticipation of increased volatility, higher rates, and seasonal headwinds. As the period progressed we increased the Fund's duration and ended the period slightly longer than the benchmark. Elsewhere, we opportunistically purchased certain lesser grade securities, which was beneficial for performance.

Given the slow but steady economic growth backdrop and subdued but stable level of inflation, we see no reason to doubt the Fed's intention of taking a measured approach to future monetary policy tightening. That being said, changes in fiscal policy or potential volatility caused by the withdrawal of monetary accommodation might cause adjustments to that forecast. Specific to the municipal bond market, technicals continue to look promising for the remainder of the year, in our opinion. As was characteristic of most of 2017, we believe reduced new issue supply should provide a firm bid for municipal product. We will keep a close eye on both tax reform and infrastructure investment legislation, but we believe that several months may pass before any legislation becomes a reality. We continue to execute on our research based, bottom-up investment process in the effort to find attractive buying opportunities for our investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	98.9%
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	0.84%	2.27%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		1.50%	2.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yield was 1.04% for Institutional Class. The tax-equivalent yield was 1.84% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.96% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

New York Municipal Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.41% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, which provided a 0.67% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a modest gain during the reporting period. Both short-and longer-term Treasury yields rose over the 12 months ended October 31, 2017. Short-term yields generally moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the period and began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy, and a number of geopolitical events.

The primary detractor from the Fund's relative performance during the reporting period was its lack of exposure to agency debt. While we felt the sector was richly valued, it outperformed equal duration Treasuries. Yield curve positioning was also a headwind for results. In particular, having an overweight to the three- to five-year area of the yield curve was not rewarded as it lagged the two-year and less portion of the curve. On the upside, the Fund's overweight to investment grade credit was positive for results. Credit spreads tightened over the period amid strong investor demand. Elsewhere, allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were additive for performance.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the reporting period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt, and non-corporate securities. We tactically adjusted the Fund's duration but remained defensively positioned overall. The Fund ended the period roughly one-tenth of a year shorter than its benchmark. From a sector positioning perspective, we reduced our allocations to Treasuries and ABS, while increasing our weightings in CMBS and both fixed and floating rate investment grade credit.

Looking ahead, the market appears to think the long-awaited sell-off in government bond yields may continue to prove elusive. Investors seem to doubt whether the Fed will hike rates meaningfully and seem to expect the Fed's balance sheet exit may be a non-event. Compare today's mindset to the "taper tantrum" of 2013 when former Fed Chair Bernanke's mere mention of a potential future tapering of asset purchases sparked a major sell-off and volatility spike. Now, the Fed has actually started reducing holdings — which is arguably more significant than tapering — and anticipates to continue hiking rates. Nevertheless, Treasury yields and interest rate volatility remain stubbornly low. There's certainly a chance it plays out calmly and predictably, but the bond market's current stance may prove to be overly complacent. We believe reducing central bank balance sheet holdings — quantitative tightening — should add to volatility in fixed income markets just as adding to central bank balance sheets — quantitative easing — had previously reduced volatility.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.0%
Corporate Bonds	54.8
Mortgage-Backed Securities	27.4
Short-Term Investments	8.2
Liabilities Less Other Assets	(3.4)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.41%	0.68%	0.95%	4.11%
Trust Class[12]	08/30/1993	0.40%	0.57%	0.86%	4.04%
Institutional Class[12]	06/21/2010	0.74%	0.88%	1.10%	4.16%
Class A12	06/21/2010	0.20%	0.50%	0.81%	4.06%
Class C12	06/21/2010	-0.55%	-0.27%	0.26%	3.88%
With Sales Charge
Class A12		-2.28%	-0.01%	0.56%	3.98%
Class C12		-1.54%	-0.27%	0.26%	3.88%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		0.67%	0.90%	2.05%	4.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 1.15%, 1.05%, 1.34%, 0.98% and 0.24% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.00%, 0.89%, 1.21%, 0.84% and 0.09% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.22%, 1.37%, 0.99%, 1.37% and 2.11% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 4.94% total return for the 12 months ended October 31, 2017 and underperformed its benchmark, the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 6.44% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofAML U.S. High Yield Constrained Index, generated strong results during the reporting period. After a weak start in November 2016, the high yield market rallied over nine of the last 11 months of the reporting period. This was driven by a number of factors, including overall strong corporate earnings, low defaults, improving global growth, and rising oil prices. Against this backdrop, investor demand was generally robust as investors looked to generate incremental yield in the low interest rate environment.

The sectors that contributed the least to absolute performance during the reporting period were food & drug retail, environmental, and aerospace/defense. The sectors that were the most beneficial to absolute performance during the reporting period were health care, telecommunications, and utilities. From a quality perspective, approximately 97% of the portfolio, as of the end of the reporting period, was held in securities rated B and higher and in cash. This positioning was additive to the Fund's absolute performance.

During the reporting period, the Fund increased its allocations to diversified financial services, media-cable, and energy securities, while reducing its allocations to real estate & homebuilders and super retail.

Looking ahead, it is widely anticipated that the U.S. Federal Reserve (Fed) will raise interest rates again following its mid-December meeting, which would be the third hike of 2017. All in all, the Fed's measured approach to policy normalization represents a constructive scenario for high yield bonds, which historically have performed well during rising-rate environments. We continue to believe that the high yield market is compensating investors for default risk. We anticipate high yield defaults will remain below historical averages for the remainder of 2017 and 2018 if the U.S. economic expansion continues. While volatility has failed to emerge in the non-investment grade space, as it has in most risk markets, the potential remains for a spike in volatility over the balance of the year given ongoing policy uncertainty in the U.S., various geopolitical flashpoints and the possibility that the improvement in global economic growth could wane. We don't believe lower-quality high yield securities at current levels are compensating investors for these risks, which is one of the reasons for the Fund's allocation to higher-quality securities as noted above.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Loan Assignments	5.3%
Corporate Bonds	92.4
Short-Term Investment	1.3
Other Assets Less Liabilities	1.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	4.94%	3.77%	3.77%
Class A	09/28/2012	4.55%	3.40%	3.41%
Class C	09/28/2012	3.78%	2.62%	2.63%
With Sales Charge
Class A		0.11%	2.52%	2.54%
Class C		2.78%	2.62%	2.63%
Index
ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index^1,14		6.44%	4.87%	4.99%

^  Effective October 20, 2017, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index changed its name to the ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 3.34%, 2.97% and 2.22% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.24%, 2.86% and 2.12% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.87%, 1.31% and 2.05% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 4.45% total return for the 12 months ended October 31, 2017 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a 0.90% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a modest gain during the reporting period. Treasury yields moved sharply higher following the November 2016 U.S. elections, due to expectations for improving growth and higher inflation. Also impacting the U.S. fixed income market were three Federal Reserve (Fed) interest rate hikes during the reporting period. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the Administration's health care bill setback. Overseas, the European Central Bank left policy rates unchanged while reducing their asset purchase program, with further tapering planned in 2018. Meanwhile, the Bank of Japan maintained highly accommodative monetary policies. Finally, the U.S. dollar depreciated given shifting expectations for growth and monetary/fiscal policy. Investors' search for yield continued over the period, helping high yield corporate bonds and emerging markets (EM) debt to produce solid results.

The Fund's allocation to non-agency mortgage-backed securities (MBS) benefited performance. A solid housing market led to ongoing improvement in mortgage creditworthiness, and a shrinking pool of existing securities was met by increasing investor demand. The Fund's allocations to high yield and investment grade corporate bonds contributed to results amid solid investor risk appetite and supportive fundamentals. Security selection within investment grade corporate bonds also contributed to performance. The Fund's overall underweight duration positioning benefited the portfolio during the reporting period as yields moved higher. Allocations to U.S. Treasury Inflation-Protected Securities (TIPS) were beneficial as inflation expectations accelerated following the November 2016 U.S. elections. Elsewhere, the Fund's positioning in global sovereigns was a modest drag on performance.

The Fund's aggregate use of futures and swap contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the reporting period. We tactically adjusted the Fund's duration, first increasing duration following the November 2016 U.S. elections sell-off and then subsequently reducing duration. We moderately increased the Fund's allocation to EM debt and bank loans, as we believed valuations were attractive relative to other fixed income subsectors. Elsewhere, we decreased the Fund's allocations to investment grade corporate bonds, high yield corporate bonds, non-agency MBS, TIPS, and global sovereign bonds.

Looking ahead, the market appears to think the long-awaited sell-off in government bond yields may continue to prove elusive. Investors seem to doubt whether the Fed will hike rates meaningfully and seem to expect the Fed's balance sheet exit may be a non-event. Compare today's mindset to the "taper tantrum" of 2013 when former Fed Chair Bernanke's mere mention of a potential future tapering of asset purchases sparked a major sell-off and volatility spike. Now, the Fed has actually started reducing holdings — which is arguably more significant than tapering — and anticipates to continue hiking rates. Nevertheless, Treasury yields and interest rate volatility remain stubbornly low. There's certainly a chance it plays out calmly and predictably, but the bond market's current stance may prove to be overly complacent. We believe reducing central bank balance sheet holdings — quantitative tightening — should add to volatility in fixed income markets just as adding to central bank balance sheets — quantitative easing — had previously reduced volatility.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	12.1%
Corporate Bonds	38.6
Developed Markets Ex- U.S.	1.3
Foreign Government Securities	4.0
Investment Companies	3.7
Loan Assignments	5.8
Mortgage-Backed Securities	27.1
U.S. Treasury Obligations	30.2
Short-Term Investment	1.1
Liabilities Less Other Assets	(23.9)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	4.09%	2.96%	5.88%	6.55%
Institutional Class	07/11/2003	4.45%	3.34%	6.26%	6.82%
Class A13	12/20/2007	4.03%	2.93%	5.85%	6.53%
Class C13	12/20/2007	3.31%	2.20%	5.10%	6.01%
Class R6[13]	03/15/2013	4.52%	3.39%	6.28%	6.84%
With Sales Charge
Class A13		-0.37%	2.04%	5.39%	6.21%
Class C13		2.31%	2.20%	5.10%	6.01%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		0.90%	2.04%	4.19%	4.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 2.91%, 3.26%, 2.86%, 2.17% and 3.33% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.90% and 2.16%for Trust Class and Class C shares, respectively. Absent repayments, the 30-day SEC yields would have been 3.28%, 2.90% and 3.35% for Institutional Class, Class A and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.00%, 0.64%, 1.04%, 1.77% and 0.57% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.94%, 0.59%, 0.99%, 1.69% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Unconstrained Bond Fund Commentary (Unaudited)

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 4.05% total return for the 12 months ended October 31, 2017. In contrast, its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, provided a 0.72% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market, as measured by the Bloomberg Barclays Global Aggregate Index, gained 1.18% during the reporting period. In the U.S., Treasury yields moved sharply higher following the November 2016 U.S. elections, due to expectations for improving growth and higher inflation. Also impacting the U.S. fixed income market were three U.S. Federal Reserve (Fed) interest rate hikes during the reporting period. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the Administration's health care bill setback. Overseas, the European Central Bank left interest rates unchanged while reducing their asset purchase program, with further tapering planned in 2018. Meanwhile, the Bank of Japan maintained highly accommodative monetary policies. Finally, the U.S. dollar depreciated given shifting expectations for growth and monetary/fiscal policy. Investors' search for yield continued over the period, helping high yield corporate bonds and emerging markets (EM) debt to produce solid results.

The Fund's duration positioning benefited its performance, particularly within U.S. interest rates. An allocation to Treasury Inflation-Protected Securities was also beneficial. Allocations to non-agency mortgage-backed securities (MBS) and investment grade corporate bonds contributed to results. In addition, our currency positioning was additive. Our bearish positioning in pan-European high yield detracted from performance.

There were several adjustments made to the portfolio during the reporting period. We began the reporting period long U.S. interest rates but have recently reversed the position to be net short. We added holdings in collateralized loan obligations and credit risk transfer securities (collateralized mortgage obligations). Also, we initially increased the Fund's allocations to high yield and investment grade corporate bonds as spreads widened early in the period, then pared these allocations subsequent to their strong rebound. Elsewhere, we decreased the Fund's allocations to non-agency MBS and curtailed short positions in (EM) debt.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.

Looking ahead, the market appears to think the long-awaited sell-off in government bond yields may continue to prove elusive. Investors seem to doubt whether the Fed will hike rates meaningfully and seem to expect the Fed's balance sheet exit may be a non-event. Compare today's mindset to the "taper tantrum" of 2013 when former Fed Chair Bernanke's mere mention of a potential future tapering of asset purchases sparked a major sell-off and volatility spike. Now, the Fed has actually started reducing holdings — which is arguably more significant than tapering — and anticipates continuing hiking rates. We believe the European Central Bank will eventually follow suit. Nevertheless, global sovereign yields and interest rate volatility remain stubbornly low. There's certainly a chance it plays out calmly and predictably, but the bond market's current stance may prove to be overly complacent. We believe reducing global central bank balance sheet holdings — quantitative tightening — should add to volatility in fixed income markets just as adding to central bank balance sheets — quantitative easing — had previously reduced volatility.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, NATHAN KUSH, THOMAS J. MARTHALER, JON JONSSON AND
UGO LANCIONI
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	10.4%
Corporate Bonds	39.5
Foreign Government Securities	16.2
Mortgage-Backed Securities	7.0
U.S. Treasury Obligations	21.0
Short-Term Investment	3.7
Other Assets Less Liabilities	2.2 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2017
	Date	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	4.05%	0.90%
Class A	02/13/2014	3.78%	0.53%
Class C	02/13/2014	3.02%	-0.19%
Class R6	02/13/2014	4.12%	1.00%
With Sales Charge
Class A		-0.66%	-0.63%
Class C		2.02%	-0.19%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index^1,14		0.72%	0.29%

^  Effective October 20, 2017, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index changed its name to the ICE BofAML 3-Month U.S. Treasury Bill Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2017, the 30-day SEC yields were 2.30%, 1.93%, 1.19% and 2.37% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursement and/or fee waiver, the 30-day SEC yield would have been 1.85% for Institutional Class shares. Absent repayments, the 30-day SEC yields would have been 2.29%, 1.29% and 2.56% for Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.27%, 1.64%, 2.42% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.69%, 1.06%, 1.81% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 42 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:

Bloomberg Barclays Municipal Bond Index:

The Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB- or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

ICE BofAML U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofAML 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL						HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(1) 5/1/17 - 10/31/17		Expense Ratio		Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(2) 5/1/17 - 10/31/17	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,011.80	$4.36		0.86%		$1,000.00	$1,020.87	$4.38	0.86%
Institutional Class	$1,000.00	$1,014.80	$2.34		0.46%		$1,000.00	$1,022.89	$2.35	0.46%
Class A	$1,000.00	$1,012.70	$4.36		0.86%		$1,000.00	$1,020.87	$4.38	0.86%
Class C	$1,000.00	$1,007.90	$8.15		1.61%		$1,000.00	$1,017.09	$8.19	1.61%
Core Plus Fund
Institutional Class	$1,000.00	$1,006.30	$1.31	(3)	0.45%		$1,000.00	$1,022.94	$2.29	0.45%
Class A	$1,000.00	$1,005.20	$2.36	(3)	0.81%		$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$1,003.10	$4.54	(3)	1.56%		$1,000.00	$1,017.34	$7.93	1.56%
Class R6	$1,000.00	$1,006.50	$1.11	(3)	0.38%		$1,000.00	$1,023.29	$1.94	0.38%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,040.30	$4.01		0.78%		$1,000.00	$1,021.27	$3.97	0.78%
Class A	$1,000.00	$1,037.20	$5.91		1.15%		$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,033.30	$9.12		1.78%		$1,000.00	$1,016.23	$9.05	1.78%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,019.30	$3.61		0.71%		$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,017.40	$5.49		1.08%		$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,013.60	$9.29		1.83%		$1,000.00	$1,015.98	$9.30	1.83%
High Income Bond Fund
Investor Class	$1,000.00	$1,024.20	$4.29		0.84	%(4)	$1,000.00	$1,020.97	$4.28	0.84	%(4)
Institutional Class	$1,000.00	$1,024.90	$3.57		0.70	%(4)	$1,000.00	$1,021.68	$3.57	0.70	%(4)
Class A	$1,000.00	$1,023.60	$5.97		1.17	%(4)	$1,000.00	$1,019.31	$5.96	1.17	%(4)
Class C	$1,000.00	$1,020.40	$9.22		1.81	%(4)	$1,000.00	$1,016.08	$9.20	1.81	%(4)
Class R3	$1,000.00	$1,022.70	$6.93		1.36	%(4)	$1,000.00	$1,018.35	$6.92	1.36	%(4)
Class R6	$1,000.00	$1,026.50	$3.12		0.61	%(4)	$1,000.00	$1,022.13	$3.11	0.61	%(4)
Municipal High Income Fund
Institutional Class	$1,000.00	$1,035.80	$2.57		0.50%		$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,034.90	$4.46		0.87%		$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,031.00	$8.29		1.62%		$1,000.00	$1,017.04	$8.24	1.62%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,018.70	$3.31		0.65%		$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class	$1,000.00	$1,019.50	$2.55		0.50%		$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,017.60	$4.42		0.87%		$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,013.80	$8.22		1.62%		$1,000.00	$1,017.04	$8.24	1.62%
New York Municipal Income Fund
Institutional Class	$1,000.00	$1,015.00	$4.47		0.88	%(4)	$1,000.00	$1,020.77	$4.48	0.88	%(4)
Short Duration Bond Fund
Investor Class	$1,000.00	$1,003.10	$3.53		0.70%		$1,000.00	$1,021.68	$3.57	0.70%
Trust Class	$1,000.00	$1,003.80	$4.04		0.80%		$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class	$1,000.00	$1,005.40	$2.53		0.50%		$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,002.10	$4.39		0.87%		$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$998.30	$8.16		1.62%		$1,000.00	$1,017.04	$8.24	1.62%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,019.20	$3.82		0.75%		$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,017.30	$5.69		1.12%		$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,013.50	$9.49		1.87%		$1,000.00	$1,015.78	$9.50	1.87%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(1) 5/1/17 - 10/31/17	Expense Ratio	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During the Period(2) 5/1/17 - 10/31/17	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,025.00	$4.75	0.93%	$1,000.00	$1,020.52	$4.74	0.93%
Institutional Class	$1,000.00	$1,027.70	$2.96	0.58%	$1,000.00	$1,022.28	$2.96	0.58%
Class A	$1,000.00	$1,025.60	$5.00	0.98%	$1,000.00	$1,020.27	$4.99	0.98%
Class C	$1,000.00	$1,021.10	$8.56	1.68%	$1,000.00	$1,016.74	$8.54	1.68%
Class R6	$1,000.00	$1,028.10	$2.61	0.51%	$1,000.00	$1,022.63	$2.60	0.51%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,021.80	$3.47	0.68%	$1,000.00	$1,021.78	$3.47	0.68%
Class A	$1,000.00	$1,021.10	$5.40	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,017.30	$9.20	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R6	$1,000.00	$1,022.20	$3.16	0.62%	$1,000.00	$1,022.08	$3.16	0.62%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 106/365 (to reflect the period shown of July18, 2017 (Commencement of Operations) to October 31, 2017).

(4)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended October 31, 2107, had the Funds not received the refund as listed in Note G of the Notes to Financial Statements.

Schedule of Investments Core Bond Fund October 31, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 30.9%
$1,850	U.S. Treasury Bill, 0.83%, due 5/24/18	$1,837	(b)(c)
7,390	U.S. Treasury Bond, 3.88%, due 8/15/40	8,759
	U.S. Treasury Inflation-Indexed Bonds
10,619	0.25%, due 1/15/25	10,501	(d)
8,318	2.00%, due 1/15/26	9,334	(d)
3,985	2.50%, due 1/15/29	4,801	(d)
6,421	3.88%, due 4/15/29	8,709	(d)
1,175	0.63%, due 2/15/43	1,099	(d)
	U.S. Treasury Notes
11,275	1.50%, due 8/31/18 – 2/28/23	11,183
35,000	1.38%, due 11/30/18 – 4/30/20	34,777
5,000	0.88%, due 5/15/19	4,948
1,755	3.63%, due 8/15/19	1,818
9,535	2.75%, due 2/15/24	9,857
8,390	1.63%, due 2/15/26	7,949
	Total U.S. Treasury Obligations (Cost $115,364)	115,572
U.S. Government Agency Securities 2.1%
1,745	Federal Home Loan Bank, 5.50%, due 7/15/36	2,362
1,200	Federal National Mortgage Association, 1.60%, due 12/24/20	1,187
2,455	Residual Funding Corp., 0.00%, due 4/15/30	1,703	(e)
	Tennessee Valley Authority
840	7.13%, due 5/1/30	1,218
930	5.88%, due 4/1/36	1,285
	Total U.S. Government Agency Securities (Cost $7,631)	7,755
Mortgage-Backed Securities 33.8%
Collateralized Mortgage Obligations 0.0%(f)
10	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 1 month USD LIBOR + 0.12%, (1.48%), due 5/25/32	10	(g)
Commercial Mortgage-Backed 4.9%
1,918	CGMS Commercial Mortgage Trust, Ser. 2017-B1, Class A1, 2.01%, due 8/15/50	1,909
	Citigroup Commercial Mortgage Trust
4,849	Ser. 2014-GC25, Class XA, 1.04%, due 10/10/47	278	(h)(i)
2,591	Ser. 2015-GC27, Class XA, 1.42%, due 2/10/48	201	(h)(i)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	580
450	Ser. 2016-GC36, Class A5, 3.62%, due 2/10/49	469
725	Ser. 2017-C4, Class A4, 3.47%, due 10/12/50	747
6,776	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.13%, due 5/10/47	324	(h)(i)
	Commercial Mortgage Trust
6,916	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/47	323	(h)(i)
4,395	Ser. 2014-LC15, Class XA, 1.33%, due 4/10/47	226	(h)(i)
3,910	Ser. 2014-UBS3, Class XA, 1.31%, due 6/10/47	215	(h)(i)
4,855	Ser. 2014-UBS6, Class XA, 1.02%, due 12/10/47	236	(h)(i)
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	352
549	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/50	547
26	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.31%, due 2/15/41	26	(h)
	CSAIL Commercial Mortgage Trust
353	Ser. 2016-C7, Class A5, 3.50%, due 11/15/49	365
612	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/50	610

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	GS Mortgage Securities Trust
$11,742	Ser. 2014-GC18, Class XA, 1.12%, due 1/10/47	$565	(h)(i)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	354
442	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/48	456
355	JPMBB Commercial Mortgage Securities Trust, Ser. 2016-C1, Class A5, 3.58%, due 3/15/49	369
	Morgan Stanley Bank of America Merrill Lynch Trust
4,609	Ser. 2014-C16, Class XA, 1.17%, due 6/15/47	225	(h)(i)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	747
620	Ser. 2017-C34, Class A1, 2.11%, due 11/15/52	619
	UBS Commercial Mortgage Trust
1,243	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	1,236
500	Ser. 2017-C2, Class A4, 3.49%, due 7/15/27	517
750	Ser. 2017-C4, Class A1, 2.13%, due 10/15/50	749
	Wells Fargo Commercial Mortgage Trust
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	524
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/49	223
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/49	943
776	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	772
580	Ser. 2017-39, Class A5, 3.42%, due 9/15/50	597
500	Ser. 2015-C30, Class A4, 3.66%, due 9/15/58	525
445	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/59	465
	WF-RBS Commercial Mortgage Trust
6,384	Ser. 2014-C25, Class XA, 0.93%, due 11/15/47	298	(h)(i)
15,338	Ser. 2014-C22, Class XA, 0.92%, due 9/15/57	679	(h)(i)
		18,271
Fannie Mae 14.8%
	Pass-Through Certificates
9,733	3.00%, due 9/1/27 – 2/1/47	9,822
8,986	3.50%, due 1/1/27 – 7/1/47	9,271
13,562	4.00%, due 1/1/41 – 8/1/47	14,274
4,345	4.50%, due 9/1/23 – 1/1/47	4,662
2,500	5.00%, due 3/1/21 – 10/1/41	2,725
2,302	5.50%, due 11/1/22 – 3/1/41	2,551
793	6.00%, due 3/1/33 – 11/1/38	892
1,015	3.00%, TBA, 15 Year Maturity	1,040	(j)
5,220	3.50%, TBA, 30 Year Maturity	5,365	(j)
4,600	4.00%, TBA, 30 Year Maturity	4,827	(j)
		55,429
Freddie Mac 10.5%
	Pass-Through Certificates
4,870	3.00%, due 2/1/32 – 4/1/47	4,890	(k)
5,728	3.50%, due 7/1/42 – 10/1/47	5,904	(k)
9,516	4.00%, due 11/1/40 – 8/1/47	9,992
2,403	4.50%, due 6/1/39 – 5/1/47	2,573
1,026	5.00%, due 5/1/23 – 5/1/41	1,113
805	5.50%, due 12/1/22 – 11/1/38	894
14	6.00%, due 12/1/37	16
4	6.50%, due 11/1/25	4
2,165	3.00%, TBA, 15 Year Maturity	2,218	(j)
6,500	3.50%, TBA, 30 Year Maturity	6,681	(j)
4,925	4.00%, TBA, 30 Year Maturity	5,168	(j)
		39,453

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Ginnie Mae 3.6%
	Pass-Through Certificates
$1,412	3.00%, due 3/20/45 – 2/20/47	$1,429
2,533	3.50%, due 1/20/43 – 8/20/47	2,634
2,197	4.00%, due 11/20/44 – 7/20/47	2,314
5,495	3.50%, TBA, 30 Year Maturity	5,699	(j)
1,280	4.50%, TBA, 30 Year Maturity	1,356	(j)
		13,432
	Total Mortgage-Backed Securities (Cost $128,325)	126,595
Corporate Bonds 26.9%
Aerospace & Defense 0.3%
1,060	Northrop Grumman Corp., 2.55%, due 10/15/22	1,061
Agriculture 0.6%
2,035	BAT Capital Corp., 4.54%, due 8/15/47	2,075	(l)
Airlines 0.5%
	American Airlines, Inc.
1,617	Ser. 2016-2, Class A, 3.65%, due 6/15/28	1,655	(m)
380	Ser. 2016-2, Class AA, 3.20%, due 6/15/28	380
		2,035
Auto Manufacturers 0.7%
	General Motors Financial Co., Inc.
1,275	3.15%, due 6/30/22	1,288
840	4.30%, due 7/13/25	870
520	4.35%, due 1/17/27	535
		2,693
Banks 7.1%
2,000	Banco Santander SA, 3.80%, due 2/23/28	1,997
1,170	Bank of America Corp., 4.45%, due 3/3/26	1,244	(m)
2,015	Barclays PLC, 3.68%, due 1/10/23	2,058	(m)
1,865	Capital One N.A., 2.35%, due 1/31/20	1,868	(m)
1,910	Citibank N.A., 2.00%, due 3/20/19	1,913
1,280	Citigroup, Inc., 2.70%, due 3/30/21	1,291	(m)
	Goldman Sachs Group, Inc.
1,425	3 month USD LIBOR + 1.51%, (3.69%), due 6/5/28	1,438	(g)
1,030	3 month USD LIBOR + 1.37%, (4.02%), due 10/31/38	1,037	(g)
1,100	5.15%, due 5/22/45	1,252	(m)
1,200	Huntington National Bank, 2.50%, due 8/7/22	1,191
	JPMorgan Chase & Co.
1,720	3 month USD LIBOR + 1.16%, (3.22%), due 3/1/25	1,738	(g)
1,465	3 month USD LIBOR + 1.38%, (3.54%), due 5/1/28	1,482	(g)(m)
685	3 month USD LIBOR + 1.46%, (4.03%), due 7/24/48	698	(g)
	Morgan Stanley
1,035	2.50%, due 4/21/21	1,037	(m)
1,095	2.75%, due 5/19/22	1,097
740	3.88%, due 1/27/26	772
1,400	3.63%, due 1/20/27	1,425	(m)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$905	PNC Bank N.A., 1.70%, due 12/7/18	$905
2,000	Westpac Banking Corp., 5 Year USD ICE Swap + 2.89%, (5.00%), due 12/31/99	2,009	(g)
		26,452
Beverages 0.2%
660	Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	726
Biotechnology 0.2%
660	Gilead Sciences, Inc., 4.60%, due 9/1/35	734
Commercial Services 0.8%
3,160	Ecolab, Inc., 2.38%, due 8/10/22	3,144
Computers 2.5%
	Apple, Inc.
1,540	2.30%, due 5/11/22	1,540	(m)
1,620	3.20%, due 5/11/27	1,645	(m)
1,155	4.65%, due 2/23/46	1,313
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
2,240	4.42%, due 6/15/21	2,355	(l)(m)
960	6.02%, due 6/15/26	1,072	(l)
1,210	HP Enterprise Co., 4.90%, due 10/15/25	1,286	(m)
		9,211
Electric 1.2%
1,405	Duke Energy Corp., 1.80%, due 9/1/21	1,377	(m)
1,520	Enel Finance Int'l NV, 3.50%, due 4/6/28	1,494	(l)
865	Exelon Corp., 4.45%, due 4/15/46	916
690	Georgia Power Co., 3.25%, due 3/30/27	692
		4,479
Healthcare-Products 0.6%
	Abbott Laboratories
1,410	2.35%, due 11/22/19	1,418	(m)
895	4.90%, due 11/30/46	1,003
		2,421
Iron - Steel 0.8%
2,635	Vale Overseas Ltd., 6.25%, due 8/10/26	3,036
Media 2.2%
550	21st Century Fox America, Inc., 3.38%, due 11/15/26	553
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,450	3.58%, due 7/23/20	1,489	(m)
2,215	4.91%, due 7/23/25	2,356	(m)
865	6.48%, due 10/23/45	997	(m)
1,230	5.38%, due 5/1/47	1,244	(l)(m)
760	Discovery Communications LLC, 5.20%, due 9/20/47	774
1,145	Viacom, Inc., 4.38%, due 3/15/43	972
		8,385

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Multi-National 0.6%
$2,370	Corporacion Andina de Fomento, 2.75%, due 1/6/23	$2,365
Oil & Gas 1.1%
1,440	Concho Resources, Inc., 3.75%, due 10/1/27	1,456
1,650	Hess Corp., 4.30%, due 4/1/27	1,662	(m)
940	Noble Energy, Inc., 5.05%, due 11/15/44	987
		4,105
Pharmaceuticals 1.7%
	AbbVie, Inc.
1,215	2.50%, due 5/14/20	1,225	(m)
620	4.70%, due 5/14/45	672
1,390	AstraZeneca PLC, 2.38%, due 6/12/22	1,380
1,240	Eli Lilly & Co., 3.10%, due 5/15/27	1,252	(m)
1,685	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,678	(m)
		6,207
Pipelines 0.8%
900	Energy Transfer L.P., 6.50%, due 2/1/42	1,027	(m)
650	Energy Transfer Partners L.P., 4.15%, due 10/1/20	678
355	Kinder Morgan, Inc., 5.55%, due 6/1/45	386
905	ONEOK, Inc., 4.00%, due 7/13/27	921
		3,012
Real Estate Investment Trusts 0.9%
1,135	Corporate Office Properties L.P., 3.60%, due 5/15/23	1,145	(m)
1,195	EPR Properties, 4.50%, due 6/1/27	1,215
970	Healthcare Trust of America Holdings L.P., 3.75%, due 7/1/27	970
		3,330
Semiconductors 1.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
1,425	2.38%, due 1/15/20	1,433	(l)
2,180	3.88%, due 1/15/27	2,243	(l)
1,300	QUALCOMM, Inc., 4.30%, due 5/20/47	1,312
		4,988
Software 0.5%
865	Microsoft Corp., 3.70%, due 8/8/46	870
790	Oracle Corp., 4.00%, due 7/15/46	818
		1,688

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Telecommunications 2.3%
	AT&T, Inc.
$1,185	3.90%, due 8/14/27	$1,180
1,865	5.25%, due 3/1/37	1,951	(m)
1,155	4.75%, due 5/15/46	1,088	(m)
1,175	Telefonica Emisiones SAU, 5.21%, due 3/8/47	1,293
	Verizon Communications, Inc.
2,580	4.27%, due 1/15/36	2,537	(m)
820	4.13%, due 8/15/46	743
		8,792
	Total Corporate Bonds (Cost $99,167)	100,939
Asset-Backed Securities 11.9%
1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 1 month USD LIBOR + 0.56%, (1.80%), due 4/25/36	1,382	(g)
1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 1 month USD LIBOR + 0.71%, (1.94%), due 5/25/35	1,339	(g)
860	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	859
4,180	American Express Credit Account Master Trust, Ser. 2013-1, Class A, 1 month USD LIBOR + 0.42%, (1.66%), due 2/16/21	4,192	(g)
530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 1 month USD LIBOR + 0.50%, (1.74%), due 9/25/35	531	(g)
	Asset Backed Funding Corp. Asset Backed Certificates
212	Ser. 2003-OPT1, Class A3, 1 month USD LIBOR + 0.68%, (1.92%), due 4/25/33	205	(g)
1,160	Ser. 2004-OPT3, Class A4, 1 month USD LIBOR + 0.78%, (2.02%), due 11/25/33	1,148	(g)
960	BA Credit Card Trust, Ser. 2015-A2, Class A, 1.36%, due 9/15/20	959
6,740	Capital One Multi-Asset Execution Trust, Ser. 2017-A1, Class A1, 2.00%, due 1/17/23	6,750
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1 month USD LIBOR + 0.48%, (1.72%), due 10/25/35	1,101	(g)
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 1 month USD LIBOR + 0.46%, (1.70%), due 12/25/33	15	(g)
440	Chase Issuance Trust, Ser. 2015-A5, Class A5, 1.36%, due 4/15/20	440
6,540	Citibank Credit Card Issuance Trust, Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	6,518
67	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 1 month USD LIBOR + 0.37%, (1.61%), due 1/25/36	68	(g)
	Countrywide Asset-Backed Certificates
250	Ser. 2004-5, Class 1A, 1 month USD LIBOR + 0.50%, (1.74%), due 10/25/34	246	(g)
680	Ser. 2005-15, Class 2AV3, 1 month USD LIBOR + 0.37%, (1.61%), due 4/25/36	662	(g)
16	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 1 month USD LIBOR + 0.11%, (1.35%), due 4/25/33	15	(g)
775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1 month USD LIBOR + 0.98%, (2.21%), due 4/25/35	770	(g)
1,970	Freddie Mac Multifamily, Ser. 2017-KT01, Class A, 1 month USD LIBOR + 0.32%, (1.56%), due 2/25/20	1,974	(g)
2,022	Home Equity Asset Trust, Ser. 2003-5, Class A1, 1 month USD LIBOR + 0.58%, (1.82%), due 12/25/33	1,935	(g)
1,410	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, 1 month USD LIBOR + 0.35%, (1.59%), due 3/25/36	1,405	(g)
813	Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2004-NC1, Class M1, 1 month USD LIBOR + 1.05%, (2.29%), due 12/27/33	815	(g)
573	Morgan Stanley ABS Capital I, Inc., Trust, Ser. 2003-HE1, Class M1, 1 month USD LIBOR + 1.20%, (2.44%), due 5/25/33	568	(g)
	Navient Student Loan Trust
767	Ser. 2016-6A, Class A1, 1 month USD LIBOR + 0.48%, (1.72%), due 3/25/66	768	(g)(l)
1,012	Ser. 2017-3A, Class A1, 1 month USD LIBOR + 0.30%, (1.54%), due 7/26/66	1,013	(g)(l)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$768	Ser. 2017-1A, Class A1, 1 month USD LIBOR + 0.40%, (1.64%), due 7/26/66	$769	(g)(l)
	1,756	Ser. 2017-4A, Class A1, 1 month USD LIBOR + 0.24%, (1.48%), due 9/27/66	1,756	(g)(l)
	464	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, 1 month USD LIBOR + 0.26%, (1.50%), due 4/25/35	452	(g)
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 1 month USD LIBOR + 0.46%, (1.70%), due 1/25/36	1,343	(g)
		Residential Asset Mortgage Products, Inc.
	5	Ser. 2003-RS2, Class AII, 1 month USD LIBOR + 0.68%, (1.92%), due 3/25/33	5	(g)
	750	Ser. 2005-RS4, Class M3, 1 month USD LIBOR + 0.48%, (1.72%), due 4/25/35	742	(g)
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 1 month USD LIBOR + 0.54%, (1.78%), due 3/25/35	9	(g)
	900	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 1 month USD LIBOR + 0.47%, (1.71%), due 11/25/35	883	(g)
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 1 month USD LIBOR + 0.68%, (1.92%), due 1/25/34	4	(g)
	1,470	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46% due 1/15/20, 1.46%, due 1/15/20	1,468
	1,350	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	1,345	(l)
		Total Asset-Backed Securities (Cost $43,097)	44,454
	Foreign Government Security 0.8%
ZAR	64,945	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41 (Cost $4,163)	3,119	(m)
	Developed Markets Ex- U.S. 1.3%
	Diversified Financial Services 0.3%
	$1,210	CPPIB Capital, Inc., 2.75%, due 11/2/27	1,213	(l)
	Regional (state/province) 1.0%
	1,800	Province of New Brunswick Canada, 2.75%, due 6/15/18	1,812
	1,875	Province of Ontario Canada, 1.20%, due 2/14/18	1,873
			3,685
		Total Developed Markets Ex- U.S. (Cost $4,895)	4,898
	NUMBER OF SHARES
	Short-Term Investment 1.8%
	Investment Company 1.8%
	6,897,169	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $6,897)	6,897	(m)(n)
		Total Investments 109.5% (Cost $409,539)	410,229
		Liabilities Less Other Assets (9.5)%	(35,584	)(o)
		Net Assets 100.0%	$374,645

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.

(f)  Represents less than 0.05% of net assets.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(h)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(i)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(j)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017 amounted to approximately $32,354,000, which represents 8.6% of net assets of the Fund.

(k)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $216,000, which represents 0.1% of net assets of the Fund.

(l)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $18,780,000, which represents 5.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(m)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures and/or when-issued securities with a total value of approximately $50,239,000.

(n)  Represents 7-day effective yield as of October 31, 2017.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	62	Brazilian Real	$1,883,560	$444
12/2017	147	Mexican Peso	3,807,300	(117,565)
12/2017	54	New Zealand Dollar	3,691,440	(75,273)
12/2017	16	South African Rand	560,800	(561)
12/2017	82	U.S. Treasury Note, 5 Year	9,609,375	(85,718)
12/2017	139	U.S. Treasury Note, 10 Year	17,366,313	(108,438)
12/2017	68	U.S. Treasury Note, 10 Year Ultra	9,106,688	(72,449)
12/2017	4	U.S. Treasury Ultra Long Bond	659,125	(11,150)
Total Long Positions			$46,684,601	$(470,710)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	48	Canadian Dollar	$(3,723,600)	$50,362
12/2017	26	Euro	(3,796,325)	72,455
12/2017	25	Euro-Bobl Bond, 5 Year	(3,837,597)	(15,496)
12/2017	114	Euro-Bund	(21,612,035)	(163,601)
12/2017	29	Euro-Buxl Bond, 30 Year	(5,611,639)	(23,718)
12/2017	52	United Kingdom Long Gilt Bond	(8,586,702)	4,401
12/2017	11	U.S. Treasury Ultra Long Bond	(1,677,156)	27,049
Total Short Positions			$(48,845,054)	$(48,548)
Total Futures				$(519,258)

At October 31, 2017, the Fund had securities pledged in the amount of $1,588,644 to cover collateral requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $32,110,261 for long positions and $(46,983,663) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$115,572	$—	$115,572
U.S. Government Agency Securities	—	7,755	—	7,755
Mortgage-Backed Securities(a)	—	126,595	—	126,595
Corporate Bonds(a)	—	100,939	—	100,939
Asset-Backed Securities	—	44,454	—	44,454
Foreign Government Security	—	3,119	—	3,119
Developed Markets Ex- U.S.(a)	—	4,898	—	4,898
Short-Term Investment	—	6,897	—	6,897
Total Investments	$—	$410,229	$—	$410,229

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$155	$—	$—	$155
Liabilities	(674)	—	—	(674)
Total	$(519)	$—	$—	$(519)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund October 31, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 31.6%
$100	U.S. Treasury Bill, 0.86%, due 5/24/18	$99	(b)(c)
125	U.S. Treasury Bond, 3.88%, due 8/15/40	148
	U.S. Treasury Inflation-Indexed Bonds
366	3.88%, due 4/15/29	496	(d)
21	0.63%, due 2/15/43	20	(d)
	U.S. Treasury Notes
590	1.50%, due 8/31/18 – 3/31/23	583
250	1.38%, due 11/30/18	250
1,150	2.75%, due 2/15/24	1,189
385	1.63%, due 2/15/26	365
	Total U.S. Treasury Obligations (Cost $3,170)	3,150
Mortgage-Backed Securities 38.4%
Collateralized Mortgage Obligations 3.9%
	Fannie Mae Connecticut Avenue Securities
100	Ser. 2017-C05, Class 1M2, 1 month USD LIBOR + 2.20%, (3.44%), due 1/25/30	99	(e)
20	Ser. 2017-C06, Class 1M2, 1 month USD LIBOR + 2.65%, (3.89%), due 2/25/30	20	(f)(e)
20	Ser. 2017-C06, Class 2M2, 1 month USD LIBOR + 2.80%, (4.04%), due 2/25/30	21	(f)(e)
250	Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-HQA2, Class M2, 1 month USD LIBOR + 2.65%, (3.89%), due 12/25/29	253	(e)
		393
Fannie Mae 9.9%
	Pass-Through Certificates
340	3.50%, due 1/1/46 – 8/1/47	349
306	4.00%, due 7/1/46 – 7/1/47	321
90	3.50%, TBA, 30 Year Maturity	93	(g)
210	4.00%, TBA, 30 Year Maturity	220	(g)
		983
Freddie Mac 24.6%
	Pass-Through Certificates
563	3.00%, due 1/1/29 – 4/1/47	571
349	4.00%, due 3/1/46 – 6/1/47	366
100	3.00%, TBA, 15 Year Maturity	102	(g)
875	3.50%, TBA, 30 Year Maturity	899	(g)
495	4.00%, TBA, 30 Year Maturity	520	(g)
		2,458
	Total Mortgage-Backed Securities (Cost $3,842)	3,834
Corporate Bonds 31.1%
Aerospace & Defense 0.3%
25	Northrop Grumman Corp., 2.55%, due 10/15/22	25
Agriculture 0.6%
55	BAT Capital Corp., 4.54%, due 8/15/47	56	(h)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Auto Manufacturers 2.5%
$100	Ford Motor Credit Co. LLC, 3.66%, due 9/8/24	$101	(i)
40	General Motors Co., 6.75%, due 4/1/46	49
100	General Motors Financial Co., Inc., 3.15%, due 6/30/22	101	(i)
		251
Banks 9.3%
100	Bank of America Corp., 4.20%, due 8/26/24	106	(i)
100	Citigroup, Inc., 4.40%, due 6/10/25	106	(i)
50	Goldman Sachs Group, Inc., 4.25%, due 10/21/25	52	(i)
100	HSBC Holdings PLC, 1 month USD LIBOR + 3.75%, (6.00%), due 12/31/99	106	(e)(i)
90	Morgan Stanley, 5.00%, due 11/24/25	99	(i)
100	Royal Bank of Scotland Group PLC, 3 month USD LIBOR + 1.48%, (3.50%), due 5/15/23	101	(e)
80	SunTrust Banks, Inc., Ser. G, 3 month USD LIBOR + 3.10%, (5.05%), due 12/31/99	82	(e)(i)
200	UBS Group AG, 5 Year USD Swap + 4.59%, (6.88)%, due 12/29/49	224	(e)(j)
55	Westpac Banking Corp., 5 Year USD ICE Swap + 2.89%, (5.00%), due 12/31/99	55	(e)
		931
Computers 3.1%
185	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	203	(h)(i)
100	HP Enterprise Co., 4.90%, due 10/15/25	106	(i)
		309
Diversified Financial Services 1.0%
100	Discover Financial Services, 4.10%, due 2/9/27	102	(i)
Iron - Steel 1.0%
90	Vale Overseas Ltd., 6.25%, due 8/10/26	104	(i)
Media 4.9%
15	21st Century Fox America, Inc., 3.38%, due 11/15/26	15
185	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	197	(i)
	Discovery Communications LLC
100	4.90%, due 3/11/26	107	(i)
20	5.20%, due 9/20/47	20
	Viacom, Inc.
55	4.38%, due 3/15/43	47
100	3 month USD LIBOR + 3.90%, (5.88%), due 2/28/57	99	(e)(i)
		485
Mining 1.1%
100	Glencore Funding LLC, 4.63%, due 4/29/24	107	(h)(i)
Oil & Gas 3.0%
40	Concho Resources, Inc., 3.75%, due 10/1/27	41
100	Hess Corp., 4.30%, due 4/1/27	101	(i)
60	Noble Energy, Inc., 3.85%, due 1/15/28	60
100	Petroleos Mexicanos, 4.63%, due 9/21/23	102	(i)
		304

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Pipelines 3.2%
$50	Energy Transfer Partners L.P., 6.50%, due 2/1/42	$57	(i)
100	Enterprise Products Operating LLC, Ser. E, 3 month USD LIBOR + 3.03%, (5.25%), due 8/16/77	103	(e)
50	Kinder Morgan Energy Partners L.P., 5.50%, due 3/1/44	53	(i)
100	MPLX L.P., 4.88%, due 12/1/24	108	(i)
		321
Semiconductors 0.6%
60	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	62	(h)
Telecommunications 0.5%
50	Verizon Communications, Inc., 4.13%, due 3/16/27	52	(i)
	Total Corporate Bonds (Cost $3,084)	3,109
Asset-Backed Securities 7.4%
50	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	50
150	Capital One Multi-Asset Execution Trust, Ser. 2014-A4, Class A4, 1 month USD LIBOR + 0.36%, (1.60%), due 6/15/22	151	(e)
150	Chase Issuance Trust, Ser. 2015-A5, Class A5, 1.36%, due 4/15/20	150	(i)
100	Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	100	(i)
100	Morgan Stanley Home Equity Loan Trust, Ser. 2005-1, Class M4, 1 month USD LIBOR + 1.05%, (2.29%), due 12/25/34	99	(e)
91	Navient Student Loan Trust, Ser. 2017-4A, Class A1, 1 month USD LIBOR + 0.24%, (1.48%), due 9/27/66	91	(e)(h)
100	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	99	(h)(i)
	Total Asset-Backed Securities (Cost $740)	740
Foreign Government Securities 8.9%
20	Bolivian Government International Bond, 4.50%, due 3/20/28	19	(h)
	Brazilian Government International Bond
25	2.63%, due 1/5/23	24
20	6.00%, due 4/7/26	22
15	5.63%, due 2/21/47	15
	Colombia Government International Bond
20	4.00%, due 2/26/24	21
10	3.88%, due 4/25/27	10
10	5.00%, due 6/15/45	10
	Dominican Republic International Bond
20	5.88%, due 4/18/24	22	(h)
15	6.88%, due 1/29/26	17	(h)
10	6.85%, due 1/27/45	11	(h)
20	Guatemala Government Bond, 4.38%, due 6/5/27	20	(h)
20	Hungary Government International Bond, 7.63%, due 3/29/41	31
	Indonesia Government International Bond
40	3.70%, due 1/8/22	42	(h)
10	4.35%, due 1/8/27	11	(h)
40	Kazakhstan Government International Bond, 5.13%, due 7/21/25	44	(h)
	Mexico Government International Bond
20	4.15%, due 3/28/27	21
20	4.35%, due 1/15/47	19
	Morocco Government International Bond
20	4.25%, due 12/11/22	21	(h)

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$10	5.50%, due 12/11/42	$11	(h)
	25	Namibia International Bonds, 5.25%, due 10/29/25	25	(h)
		Oman Government International Bond
	20	3.88%, due 3/8/22	20	(h)
	10	5.38%, due 3/8/27	10	(h)
	10	6.50%, due 3/8/47	10	(h)
		Panama Government International Bond
	20	3.75%, due 3/16/25	21
	10	3.88%, due 3/17/28	10
	10	4.50%, due 5/15/47	11
	20	Paraguay Government International Bond, 4.70%, due 3/27/27	21	(h)
		Qatar Government International Bond
	20	2.38%, due 6/2/21	20	(h)
	10	3.25%, due 6/2/26	10	(h)
	10	4.63%, due 6/2/46	10	(h)
	10	Republic of South Africa Government International Bond, 4.30%, due 10/12/28	9
	15	Romanian Government International Bond, 6.13%, due 1/22/44	19	(h)
		Saudi Government International Bond
	20	2.38%, due 10/26/21	20	(h)
	10	3.25%, due 10/26/26	10	(h)
	10	4.50%, due 10/26/46	10	(h)
	25	Serbia International Bond, 4.88%, due 2/25/20	26	(h)
		South Africa Government International Bond
	20	4.88%, due 4/14/26	20
ZAR	1,740	Ser. R214, 6.50%, due 2/28/41	84
	$10	5.00%, due 10/12/46	9
	30	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	30	(h)
		Turkey Government International Bond
	20	6.25%, due 9/26/22	22
	20	6.00%, due 3/25/27	21
	10	5.75%, due 5/11/47	10
		Uruguay Government International Bond
	20	4.38%, due 10/27/27	22
	20	5.10%, due 6/18/50	21
		Total Foreign Government Securities (Cost $897)	892
NUMBER OF SHARES
Short-Term Investment 0.4%
Investment Company 0.4%
	35,072	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $35)	35	(i)(k)
		Total Investments 117.8% (Cost $11,768)	11,760
		Liabilities Less Other Assets (17.8)%	(1,779	)(l)
		Net Assets 100.0%	$9,981

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(f)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017 amounted to approximately $1,834,000, which represents 18.4% of net assets of the Fund.

(h)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $1,077,000, which represents 10.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(i)  All or a portion of this security is segregated in connection with obligations for to be announced securities and futures with a total value of approximately $2,636,000.

(j)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017 amounted to approximately $224,000, which represents 2.2% of net assets of the Fund.

(k)  Represents 7-day effective yield as of October 31, 2017.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2017	2	Brazilian Real	$60,760	$14
12/2017	4	Mexican Peso	103,600	(3,607)
12/2017	1	New Zealand Dollar	68,360	(2,788)
12/2017	1	South African Rand	35,050	(35)
12/2017	10	U.S. Treasury Note, 10 Year	1,249,375	(13,274)
12/2017	1	U.S. Treasury Long Bond	152,469	(3,004)
Total Long Positions			$1,669,614	$(22,694)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	1	Canadian Dollar	$(77,575)	$2,152
12/2017	1	Euro	(146,013)	1,502
12/2017	3	Euro-Bund	(568,738)	(4,327)
12/2017	1	Euro-Buxl Bond, 30 Year	(193,505)	(818)
12/2017	2	United Kingdom Long Gilt Bond	(330,258)	101
Total Short Positions			$(1,316,089)	$(1,390)
Total Futures				$(24,084)

At October 31, 2017, the Fund had securities pledged in the amount of $99,290 to cover collateral requirements on open futures.

For the period ended October 31, 2017, the average notional value of futures for the Fund was $1,428,490 for long positions and $(1,229,841) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2017, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Received by the Fund		Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	Credit Default Swap CDX North American High Yield Index, Ser.28 V.1	$455,400	5.00	%(a)	6/20/2022	$34,727	$6,435	$4,710	$45,872
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser.27 V.1	210,000	1.00	%(a)	6/20/2022	(8,840)	3,222	1,183	(4,435)
	Total					$25,887	$9,657	$5,893	$41,437

(a)  Payment frequency — quarterly.

At October 31, 2017, the Fund had $46,345 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the period ended October 31, 2017, the average notional value of credit default swaps for the Fund was $(698,127) for sell protection.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$3,150	$—	$3,150
Mortgage-Backed Securities(a)	—	3,834	—	3,834
Corporate Bonds(a)	—	3,109	—	3,109
Asset-Backed Securities	—	740	—	740
Foreign Government Securities	—	892	—	892
Short-Term Investment	—	35	—	35
Total Investments	$—	$11,760	$—	$11,760

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the period ended October 31, 2017, no securities were transferred from one level (as of July 18, 2017 (Commencement of Operations)) to another.

See Notes to Financial Statements

Schedule of Investments Core Plus Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$4	$—	$—	$4
Liabilities	(28)	—	—	(28)
Swaps
Assets	—	45	—	45
Liabilities	—	(4)	—	(4)
Total	$(24)	$41	$—	$17

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund October 31, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 26.4%
Argentina 1.2%
	Aeropuertos Argentina 2000 SA
$150	6.88%, due 2/1/27	$162	(b)
400	6.88%, due 2/1/27	431	(c)
192	Capex SA, 6.88%, due 5/15/24	200	(b)
400	Genneia SA, 8.75%, due 1/20/22	444	(c)
	Pampa Energia SA
257	7.38%, due 7/21/23	281	(b)
300	7.50%, due 1/24/27	327	(b)
524	7.50%, due 1/24/27	572	(c)
	YPF SA
83	BADLARPP Index + 4.00%, (25.46%), due 7/7/20	80	(c)(d)
200	8.75%, due 4/4/24	232	(c)
300	8.50%, due 7/28/25	349	(c)
		3,078
Austria 0.2%
600	JBS Investments GmbH, 7.75%, due 10/28/20	612	(c)
Azerbaijan 0.6%
	Southern Gas Corridor CJSC
200	6.88%, due 3/24/26	226	(c)
206	6.88%, due 3/24/26	233	(b)
1,000	6.88%, due 3/24/26	1,130	(c)
		1,589
Bahrain 0.1%
250	Oil and Gas Holding Co. BSCC, 7.50%, due 10/25/27	259	(b)
Belarus 0.1%
200	Eurotorg LLC Via Bonitron DAC, 8.75%, due 10/30/22	202	(b)
Brazil 3.6%
	Banco do Brasil SA
284	4.63%, due 1/15/25	284	(b)
400	10 year CMT + 6.36%, (9.00%), due 6/29/49	439	(c)(d)
200	Banco Nacional de Desenvolvimento Economico e Social, 4.75%, due 5/9/24	202	(b)
411	Cosan Luxembourg SA, 7.00%, due 1/20/27	446	(c)
170	CSN Islands XI Corp., 6.88%, due 9/21/19	156	(c)
980	CSN Resources SA, 6.50%, due 7/21/20	906	(c)
200	Fibria Overseas Finance Ltd., 5.50%, due 1/17/27	214
	GTL Trade Finance, Inc.
200	5.89%, due 4/29/24	216	(c)
200	7.25%, due 4/16/44	219	(c)
200	Itau Unibanco Holding SA, 5.65%, due 3/19/22	212	(c)
	Marfrig Holdings Europe BV
200	8.00%, due 6/8/23	209	(b)
850	8.00%, due 6/8/23	888	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Minerva Luxembourg SA
$200	6.50%, due 9/20/26	$207	(c)
254	6.50%, due 9/20/26	263	(b)
	Petrobras Global Finance BV
616	7.38%, due 1/17/27	684	(e)
686	6.00%, due 1/27/28	694	(b)
200	6.88%, due 1/20/40	204
200	Rumo Luxembourg Sarl, 7.38%, due 2/9/24	218	(b)
400	Suzano Austria GmbH, 7.00%, due 3/16/47	447	(b)
400	Ultrapar Int'l SA, 5.25%, due 10/6/26	410	(c)
	Vale Overseas Ltd.
117	8.25%, due 1/17/34	151
75	6.88%, due 11/21/36	90
	VM Holding SA Co.
594	5.38%, due 5/4/27	629	(b)(e)
400	5.38%, due 5/4/27	423	(c)
200	Votorantim Cimentos SA, 7.25%, due 4/5/41	214	(c)
		9,025
Canada 0.0%(f)
20	Nexen, Inc., 5.88%, due 3/10/35	24
Chile 1.0%
422	Banco de Credito e Inversiones, 3.50%, due 10/12/27	412	(b)
299	Celeo Redes Operacion Chile SA, 5.20%, due 6/22/47	304	(b)
200	Celulosa Arauco y Constitucion SA, 5.50%, due 11/2/47	201	(b)(g)
390	Cencosud SA, 4.38%, due 7/17/27	389	(b)
200	Colbun SA, 3.95%, due 10/11/27	200	(b)
200	Empresa Electrica Guacolda SA, 4.56%, due 4/30/25	195	(c)
160	Enel Americas SA, 4.00%, due 10/25/26	163
389	Geopark Ltd., 6.50%, due 9/21/24	399	(b)
263	SACI Falabella, 3.75%, due 10/30/27	256	(b)
		2,519
China 2.8%
300	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/21	302	(c)
200	Chalieco Hong Kong Corp. Ltd., 3 Year CMT + 2.75%, (5.70%), due 12/29/49	207	(c)(d)
400	China Construction Bank Corp., 5 Year CMT + 2.43%, (3.88%), due 5/13/25	407	(c)(d)
	China Evergrande Group,
600	8.25%, due 3/23/22	631	(c)(e)
200	8.75%, due 6/28/25	208	(c)
200	China Overseas Finance Cayman VI Ltd., 6.45%, due 6/11/34	246	(c)
200	China Reinsurance Finance Corp. Ltd., 3.38%, due 3/9/22	199	(c)
300	China SCE Property Holdings Ltd., 5.88%, due 3/10/22	300	(c)
200	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/25	204
200	CNRC Capitale Ltd., 5 Year CMT + 6.08%, (3.90%), due 12/31/99	202	(c)(d)
300	Franshion Brilliant Ltd., 5 Year USD Swap + 3.86% (5.75%), due 12/29/49	312	(c)(d)
400	Golden Eagle Retail Group Ltd., 4.63%, due 5/21/23	380	(c)
200	Health and Happiness H&H International Holdings Ltd., 7.25%, due 6/21/21	210	(c)
200	HeSteel Hong Kong Co. Ltd., 4.25%, due 4/7/20	202	(c)
200	Huarong Finance 2017 Co. Ltd., 5 Year CMT + 6.98% (4.00%), due 12/31/99	200	(c)(h)(d)
	Huarong Finance II Co. Ltd.
400	4.50%, due 1/16/20	412	(c)
200	4.25%, due 11/7/27	200	(c)(h)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Proven Honour Capital Ltd.
	$400	4.13%, due 5/19/25	$416	(c)(e)
	250	4.13%, due 5/6/26	259	(c)
	200	Shimao Property Holdings Ltd., 8.38%, due 2/10/22	221	(c)
	300	Shui On Development Holding Ltd., 5 Year CMT + 7.63%, (6.40%), due 12/31/99	311	(c)(d)
	312	Sinopec Group Overseas Development 2017 Ltd., 3.25%, due 9/13/27	311	(b)
	300	Sunac China Holdings Ltd., 6.88%, due 8/8/20	300	(c)
	400	Wisdom Glory Group Ltd., 3 Year CMT + 8.67%, (5.25%), due 12/31/99	403	(c)(d)
			7,043
Colombia 1.5%
	400	Banco de Bogota SA, 5.38%, due 2/19/23	422	(c)(e)
	304	Bancolombia SA, 5 Year CMT + 2.93% (4.88%), due 10/18/27	304	(d)
		Ecopetrol SA
	300	7.38%, due 9/18/43	348
	149	5.88%, due 5/28/45	148
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/21	434	(c)(e)
COP	807,000	7.63%, due 9/10/24	265	(b)
COP	1,600,000	8.38%, due 11/8/27	526	(b)(h)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/24	145	(b)
	$300	Grupo Aval Ltd., 4.75%, due 9/26/22	306	(c)
		Millicom Int'l Cellular SA
	400	6.00%, due 3/15/25	422	(c)(e)
	389	5.13%, due 1/15/28	391	(b)
	100	SUAM Finance B.V., 4.88%, due 4/17/24	107	(c)
			3,818
Guatemala 0.4%
	200	Cementos Progreso Trust, 7.13%, due 11/6/23	213	(b)
	250	Central American Bottling Corp., 5.75%, due 1/31/27	264	(b)
	600	Comcel Trust via Comunicaciones Celulares SA, 6.88%, due 2/6/24	633	(c)
			1,110
Hong Kong 1.4%
	600	Bank of East Asia Ltd, 5 Year CMT + 3.83%, (5.50%), due 12/29/49	619	(c)(d)(e)
	300	China Cinda Finance 2017 I Ltd., 4.10%, due 3/9/24	309	(c)
	200	CLP Power HK Finance Ltd., 6 month USD LIBOR + 2.30%, (4.25%), due 5/29/49	205	(c)(d)
	200	Fita Int'l Ltd., 7.00%, due 2/10/20	217
	200	HLP Finance Ltd., 4.45%, due 4/16/21	209	(c)
	400	Melco Resorts Finance Ltd., 4.88%, due 6/6/25	404	(b)
	300	PCPD Capital Ltd., 4.75%, due 3/9/22	306	(c)
		Studio City Co. Ltd.
	400	7.25%, due 11/30/21	428	(b)(e)
	650	7.25%, due 11/30/21	696	(c)
			3,393

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
India 1.8%
$200	ABJA Investment Co. Pte Ltd., 5.95%, due 7/31/24	$214	(c)
350	Adani Ports & Special Economic Zone Ltd., 3.95%, due 1/19/22	360	(c)
200	Azure Power Energy Ltd., 5.50%, due 11/3/22	207	(b)
	Bharti Airtel Int'l Netherlands BV
300	5.13%, due 3/11/23	321	(c)
250	5.35%, due 5/20/24	270	(b)
212	Greenko Dutch BV, 4.88%, due 7/24/22	216	(b)
800	IDBI Bank Ltd./DIFC Dubai, 4.25%, due 11/30/20	813	(c)
	JSW Steel Ltd.
400	4.75%, due 11/12/19	408	(c)
200	5.25%, due 4/13/22	206	(c)
200	Jubilant Pharma Ltd., 4.88%, due 10/6/21	203	(c)
250	Reliance Industries Ltd., 4.88%, due 2/10/45	271	(b)
	Vedanta Resources PLC
200	8.25%, due 6/7/21	224	(c)
200	6.38%, due 7/30/22	209	(b)
200	6.38%, due 7/30/22	209	(c)
200	7.13%, due 5/31/23	216	(c)
		4,347
Indonesia 0.6%
400	Indo Energy Finance II BV, 6.38%, due 1/24/23	406	(c)
200	Minejesa Capital BV, 5.63%, due 8/10/37	213	(b)
350	Pertamina Persero PT, 5.63%, due 5/20/43	383	(b)
450	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/24	488	(c)(e)
		1,490
Israel 0.2%
200	Israel Electric Corp. Ltd., 5.00%, due 11/12/24	215	(b)(c)
	Teva Pharmaceutical Finance Netherlands III BV
200	2.80%, due 7/21/23	184
200	3.15%, due 10/1/26	177
		576
Jamaica 0.4%
300	Digicel Group Ltd., 7.13%, due 4/1/22	283	(c)
600	Digicel Ltd., 6.00%, due 4/15/21	590	(c)(e)
		873
Kazakhstan 1.3%
200	Halyk Savings Bank of Kazakhstan JSC, 7.25%, due 1/28/21	220	(c)
400	Kazkommertsbank JSC, 5.50%, due 12/21/22	397	(c)
	KazMunayGas National Co. JSC
200	9.13%, due 7/2/18	209	(c)
600	7.00%, due 5/5/20	654	(b)
200	6.38%, due 4/9/21	219	(c)
400	4.75%, due 4/19/27	409	(c)
635	4.75%, due 4/19/27	649	(b)(e)
200	5.75%, due 4/19/47	201	(b)
250	Nostrum Oil & Gas Finance BV, 8.00%, due 7/25/22	260	(b)
		3,218

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)	VALUE
(000's omitted)	(000's omitted)
Korea 0.6%
	$450	Kyobo Life Insurance Co. Ltd., 5 year CMT + 2.09%, (3.95%), due 7/24/47	$457	(b)(d)
	200	Shinhan Bank, 3.88%, due 3/24/26	204	(b)
		Woori Bank
	200	4.75%, due 4/30/24	210	(c)
	200	4.75%, due 4/30/24	209	(b)
	400	5 Year CMT + 3.31%, (4.50%), due 12/29/49	399	(b)(d)
			1,479
Kuwait 0.3%
	400	Kuwait Projects Co. SPC Ltd., 4.50%, due 2/23/27	402	(c)
	400	NBK Tier 1 Financing Ltd., 6 year USD Swap + 4.12%, (5.75%), due 12/29/49	416	(c)(d)(e)
			818
Macau 0.1%
	200	Wynn Macau Ltd., 4.88%, due 10/1/24	204	(b)
Malaysia 0.1%
	200	Gohl Capital Ltd., 4.25%, due 1/24/27	207	(c)
Mauritius 0.1%
	318	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/22	339	(b)
Mexico 2.7%
	200	Alfa SAB de CV, 6.88%, due 3/25/44	219	(c)
	300	Banco Inbursa SA Institucion de Banca Multiple, 4.38%, due 4/11/27	298	(c)
	200	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5 Year CMT + 4.58%, (5.95%), due 1/30/24	209	(c)(d)
MXN	6,480	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/25	315
	$403	Cydsa SAB de CV, 6.25%, due 10/4/27	399	(b)
	500	Elementia SAB de CV, 5.50%, due 1/15/25	515	(c)(e)
	232	Fermaca Enterprises S de RL de CV, 6.38%, due 3/30/38	253	(c)
	200	Grupo Televisa SAB, 6.13%, due 1/31/46	232
		Mexichem SAB de CV
	200	6.75%, due 9/19/42	228	(c)
	200	5.88%, due 9/17/44	207	(c)
	409	Mexico City Airport Trust, 5.50%, due 7/31/47	405	(b)
		Petroleos Mexicanos
	130	4.63%, due 9/21/23	133
MXN	10,910	7.19%, due 9/12/24	510	(c)
	$41	6.88%, due 8/4/26	46
MXN	13,713	Ser. 14-2, 7.47%, due 11/12/26	635
	$250	6.50%, due 3/13/27	273	(c)
	900	6.50%, due 6/2/41	911	(e)
	130	5.50%, due 6/27/44	117
	92	6.75%, due 9/21/47	95	(b)
	300	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/22	315	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$200	Sigma Alimentos SA de CV, 4.13%, due 5/2/26	$200	(b)
	200	Trust F/1401, 5.25%, due 12/15/24	213	(c)
			6,728
	Morocco 0.2%
	350	Office Cherifien des Phosphates SA, 5.63%, due 4/25/24	376	(b)
	Nigeria 0.2%
	400	Zenith Bank PLC, 7.38%, due 5/30/22	414	(c)
	Panama 0.2%
	400	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/27	418	(b)
	Peru 0.9%
	199	Abengoa Transmision Sur SA, 6.88%, due 4/30/43	219	(b)
	100	BBVA Banco Continental SA, 5 Year CMT + 2.75%, (5.25%), due 9/22/29	108	(c)(d)
	525	Fenix Power Peru SA, 4.32%, due 9/20/27	526	(b)
PEN	843	Fondo MIVIVIENDA SA, 7.00%, due 2/14/24	272	(b)
	$200	Orazul Energy Egenor S en C por A, 5.63%, due 4/28/27	197	(b)
	200	Petroleos del Peru SA, 4.75%, due 6/19/32	204	(b)
	250	Southern Copper Corp., 6.75%, due 4/16/40	313
	312	Union Andina de Cementos SAA, 5.88%, due 10/30/21	328	(b)
			2,167
	Qatar 0.0%(f)
	100	Nakilat, Inc., 6.07%, due 12/31/33	117	(c)
	Russia 0.7%
	319	Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, due 11/7/21	330	(b)
	200	Evraz Group SA, 8.25%, due 1/28/21	226	(c)
	300	GTH Finance BV, 7.25%, due 4/26/23	340	(c)
	200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/22	209	(c)
	205	SCF Capital Ltd., 5.38%, due 6/16/23	213	(b)
	300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/25	341	(c)
			1,659
	Singapore 0.5%
	400	BOC Aviation Ltd., 3.88%, due 4/27/26	414	(c)
		Oversea-Chinese Banking Corp. Ltd.
	350	5 Year USD Swap + 2.28%, (3.15%), due 3/11/23	351	(c)(d)
	200	4.25%, due 6/19/24	209	(c)
	250	Parkway Pantai Ltd., 5 Year CMT + 4.43%, (4.25%), due 12/31/99	255	(c)(d)
			1,229

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
South Africa 0.5%
$400	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	$410	(b)(e)
200	Gold Fields Orogen Holdings BVI Ltd., 4.88%, due 10/7/20	205	(c)
200	Myriad Int'l Holdings BV, 5.50%, due 7/21/25	217	(b)
280	Stillwater Mining Co., 7.13%, due 6/27/25	287	(b)
		1,119
Supranational 0.1%
205	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/27	213	(b)
Thailand 0.3%
200	Krung Thai Bank PCL, 5 Year CMT + 3.54%, (5.20%), due 12/26/24	208	(c)(d)
200	PTT PCL, 4.50%, due 10/25/42	203	(c)
200	Thai Oil PCL, 3.63%, due 1/23/23	206	(c)
		617
Turkey 0.9%
200	Akbank TAS, 5.13%, due 3/31/25	194	(b)
200	Alternatifbank AS, 5 Year USD Swap + 7.83%, (8.75%), due 4/16/26	209	(c)(d)
200	Finansbank AS, 4.88%, due 5/19/22	197	(c)
	TC Ziraat Bankasi AS
200	4.25%, due 7/3/19	200	(c)
200	5.13%, due 5/3/22	199	(b)
200	5.13%, due 9/29/23	196	(b)
300	Turkiye Garanti Bankasi AS, 5 Year USD Swap + 4.22%, (6.13%), due 5/24/27	296	(b)(d)
200	Turkiye Halk Bankasi AS, 5.00%, due 7/13/21	195	(b)
215	Turkiye Is Bankasi, 6.13%, due 4/25/24	214	(b)
200	Turkiye Sinai Kalkinma Bankasi AS, 5.38%, due 10/30/19	204	(c)
200	Yapi ve Kredi Bankasi AS, 5.85%, due 6/21/24	197	(b)
		2,301
United Arab Emirates 0.4%
	Abu Dhabi Crude Oil Pipeline LLC
285	3.65%, due 11/2/29	285	(b)(g)
283	4.60%, due 11/2/47	289	(b)(g)
200	ADCB Finance Cayman Ltd., 4.50%, due 3/6/23	210	(c)
200	Topaz Marine SA, 9.13%, due 7/26/22	202	(b)
		986
Venezuela 0.4%
	Petroleos de Venezuela SA
600	6.00%, due 5/16/24	166	(c)
1,335	6.00%, due 11/15/26	367	(c)
650	5.38%, due 4/12/27	188	(c)
785	5.38%, due 4/12/27	227	(c)
		948
	Total Corporate Bonds (Cost $64,655)	65,515

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Foreign Government Securities 68.4%
Argentina 3.5%
ARS	1,471	Argentina Bonar Bonds, BADLARPP Index + 2.00%, (23.74%), due 4/3/22	$88	(d)
ARS	1,963	Argentina Treasury Bond BONCER, 2.50%, due 7/22/21	135
	$313	Argentine Bonad Bonds, 2.40%, due 3/18/18	309
		Argentine Bonos del Tesoro
ARS	$699	22.75%, due 3/5/18	41
ARS	8,534	21.20%, due 9/19/18	486
ARS	5,210	18.20%, due 10/3/21	305
		Argentine Republic Government International Bond
EUR	522	5.00%, due 1/15/27	613	(c)
EUR	2,288	7.82%, due 12/31/33	3,061
	$519	8.28%, due 12/31/33	595
EUR	3,224	2.26%, due 12/31/38	2,668	(j)
EUR	256	2.26%, due 12/31/38	208	(j)
ARS	2,845	City of Buenos Aires Argentina, BADLARPP Index + 3.25%, (24.98%), due 3/29/24	159	(d)
EUR	108	Provincia de Buenos Aires, 5.38%, due 1/20/23	132	(b)
			8,800
Azerbaijan 0.9%
		State Oil Co. of the Azerbaijan Republic
	$1,900	4.75%, due 3/13/23	1,907	(c)
	200	6.95%, due 3/18/30	220	(c)
	180	6.95%, due 3/18/30	198	(c)
			2,325
Bahrain 0.2%
		Bahrain Government International Bond
	200	7.00%, due 10/12/28	206	(c)
	283	6.75%, due 9/20/29	281	(c)
			487
Belize 0.1%
	311	Belize Government International Bond, 4.94%, due 2/20/34	193	(c)
Bermuda 0.4%
		Bermuda Government International Bond
	700	4.85%, due 2/6/24	762	(c)(e)
	200	3.72%, due 1/25/27	201	(c)
			963
Brazil 3.8%
BRL	1,425	Brazil Letras do Tesouro Nacional, 12.38% – 15.19%, due 1/1/19	402	(k)
	$400	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	407	(c)
		Brazil Notas do Tesouro Nacional
BRL	14,322	Ser. F, 10.00%, due 1/1/21	4,491
BRL	2,000	Ser. B, 6.00%, due 8/15/22	1,955
BRL	1,536	Ser. F, 10.00%, due 1/1/23	478
BRL	840	Ser. F, 10.00%, due 1/1/27	259

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Brazilian Government International Bond
	$295	4.63%, due 1/13/28	$293
	670	5.63%, due 1/7/41	679
	640	5.00%, due 1/27/45	592
			9,556
Chile 0.4%
		Bonos de la Tesoreria de la Republica en pesos
CLP	205,000	5.00%, due 3/1/35	331
CLP	295,000	6.00%, due 1/1/43	534	(g)
			865
Colombia 3.0%
		Colombia Government International Bond
COP	$423,000	4.38%, due 3/21/23	131
	$446	3.88%, due 4/25/27	449
COP	921,000	9.85%, due 6/28/27	380
	$330	6.13%, due 1/18/41	388
	310	5.63%, due 2/26/44	345
	210	5.00%, due 6/15/45	216
		Colombian TES
COP	9,155,500	Ser. B, 7.00%, due 5/4/22	3,130	(e)
COP	1,923,200	Ser. B, 10.00%, due 7/24/24	757
COP	785,800	Ser. B, 7.50%, due 8/26/26	273
COP	799,700	Ser. B, 6.00%, due 4/28/28	249
COP	1,579,200	Ser. B, 7.75%, due 9/18/30	563
COP	1,524,800	Ser. B, 7.00%, due 6/30/32	501
			7,382
Costa Rica 0.2%
	$520	Costa Rica Government International Bond, 7.00%, due 4/4/44	542	(c)(e)
Cote D'Ivoire 0.8%
		Ivory Coast Government International Bond
EUR	172	5.13%, due 6/15/25	212	(c)
	$1,771	5.75%, due 12/31/32	1,738	(c)(e)
			1,950
Croatia 0.8%
		Croatia Government International Bond
EUR	1,195	3.00%, due 3/11/25	1,486	(c)
EUR	360	3.00%, due 3/20/27	439	(c)
			1,925
Dominican Republic 0.4%
DOP	5,800	Dominican Republic Bond, 10.50%, due 4/7/23	128	(c)(l)
		Dominican Republic International Bond
DOP	2,040	11.00%, due 1/5/18	43	(c)(l)(m)
DOP	1,200	15.95%, due 6/4/21	30	(c)(l)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
DOP	10,330	11.00%, due 7/30/21	$227	(b)(l)
DOP	3,600	10.38%, due 3/4/22	79	(c)(l)
DOP	6,100	11.50%, due 5/10/24	140	(c)(l)
	$123	7.45%, due 4/30/44	146	(b)(l)
	236	7.45%, due 4/30/44	280	(c)(l)
			1,073
Ecuador 0.3%
		Ecuador Government International Bond
	300	7.95%, due 6/20/24	303	(c)
	200	9.63%, due 6/2/27	215	(c)
	200	8.88%, due 10/23/27	205	(c)
			723
Egypt 1.4%
		Egypt Government International Bond
	200	6.13%, due 1/31/22	208	(c)
	224	5.88%, due 6/11/25	229	(b)
	200	7.50%, due 1/31/27	222	(c)
	800	8.50%, due 1/31/47	905	(c)
		Egypt Treasury Bill
EGP	15,000	Ser. 364D, 0.83%, due 11/14/17	846	(k)
EGP	2,975	Ser. 364D, 5.58%, due 1/9/18	163	(k)
EGP	3,600	Ser. 364D, 7.00%, due 2/6/18	195	(k)
EGP	10,000	Ser. 364D, 12.71%, due 7/10/18	505	(k)
EGP	5,500	Ser. 364D, 16.93%, due 10/2/18	268	(k)
			3,541
El Salvador 0.7%
		El Salvador Government International Bond
	$1,125	6.38%, due 1/18/27	1,120	(c)
	67	8.63%, due 2/28/29	76	(c)
	100	7.65%, due 6/15/35	104	(c)
	450	7.63%, due 2/1/41	469	(c)
			1,769
Ghana 0.6%
		Ghana Government Bond
GHS	388	24.50%, due 4/22/19	95
GHS	194	24.00%, due 9/9/19	48
GHS	1,066	24.75%, due 7/19/21	287
		Ghana Government International Bond
	$600	10.75%, due 10/14/30	799	(c)(e)
	200	10.75%, due 10/14/30	266	(c)(e)
			1,495
Hungary 2.0%
		Hungary Government Bond
HUF	396,700	1.75%, due 10/26/22	1,525
HUF	329,620	3.00%, due 6/26/24	1,326

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
HUF	85,000	2.75%, due 12/22/26	$328
HUF	106,880	3.00%, due 10/27/27	419
		Hungary Government International Bond
	$200	5.38%, due 2/21/23	224
EUR	356	1.75%, due 10/10/27	422	(c)
	$460	7.63%, due 3/29/41	709	(e)
			4,953
Indonesia 6.1%
		Indonesia Government International Bond
EUR	$233	2.15%, due 7/18/24	281	(c)
EUR	380	3.38%, due 7/30/25	493	(c)
EUR	1,920	3.75%, due 6/14/28	2,537	(c)
	$550	8.50%, due 10/12/35	822	(c)(e)
	200	5.25%, due 1/17/42	224	(c)
		Indonesia Treasury Bond
IDR	3,500,000	7.88%, due 4/15/19	266
IDR	22,400,000	8.38%, due 3/15/24	1,789	(e)
IDR	31,500,000	7.00%, due 5/15/27	2,361
IDR	9,975,000	9.00%, due 3/15/29	837	(e)
IDR	11,204,000	8.75%, due 5/15/31	927	(e)
IDR	11,500,000	7.50%, due 8/15/32	864
IDR	11,044,000	8.38%, due 3/15/34	882	(e)
IDR	29,683,000	8.25%, due 5/15/36	2,381	(e)
IDR	6,500,000	7.50%, due 5/15/38	488
			15,152
Jamaica 0.1%
	$200	Jamaica Government International Bond, 6.75%, due 4/28/28	232
Jordan 0.2%
		Jordan Government International Bond
	200	6.13%, due 1/29/26	207	(c)
	200	7.38%, due 10/10/47	209	(c)
			416
Kazakhstan 0.1%
	250	Kazakhstan Government International Bond, 5.13%, due 7/21/25	278	(c)
Korea 0.1%
	258	Korea Housing Finance Corp., 3.00%, due 10/31/22	258	(b)
Malaysia 2.2%
	1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/23	959	(c)(e)
		Malaysia Government Bond
MYR	880	3.49%, due 3/31/20	208
MYR	400	4.05%, due 9/30/21	96
MYR	500	3.80%, due 9/30/22	118
MYR	5,500	3.80%, due 8/17/23	1,290

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
MYR	2,300	4.18%, due 7/15/24	$549	(e)
MYR	3,300	4.06%, due 9/30/24	784
MYR	1,500	3.96%, due 9/15/25	349
MYR	500	3.90%, due 11/16/27	118
MYR	1,835	4.23%, due 6/30/31	423
MYR	350	4.94%, due 9/30/43	82
MYR	2,000	Malaysia Government Investment Issue, 4.07%, due 9/30/26	466
			5,442
Mexico 5.6%
		Mexican Bonos
MXN	139,585	Ser. M, 6.50%, due 6/9/22	7,122
MXN	56,310	Ser. M20, 10.00%, due 12/5/24	3,406
MXN	21,055	Ser. M20, 7.50%, due 6/3/27	1,114
MXN	4,188	Ser. M20, 8.50%, due 5/31/29	238
MXN	1,278	Ser. M20, 8.50%, due 5/31/29	73
MXN	3,473	Ser. M, 7.75%, due 5/29/31	187
MXN	3,634	Ser. M30, 8.50%, due 11/18/38	209
MXN	4,460	Ser. M, 7.75%, due 11/13/42	238
	$1,340	Mexico Government International Bond, 5.75%, due 10/12/10	1,400
			13,987
Mongolia 0.3%
		Mongolia Government International Bond
	400	10.88%, due 4/6/21	470	(c)
	200	8.75%, due 3/9/24	229	(c)
	42	8.75%, due 3/9/24	48	(c)
			747
Morocco 0.4%
EUR	740	Morocco Government International Bond, 3.50%, due 6/19/24	960	(c)
Nigeria 1.0%
		Nigeria Government International Bond
	$860	5.63%, due 6/27/22	880
	600	7.88%, due 2/16/32	659	(c)
		Nigeria Treasury Bill
NGN	135,981	Ser. 364D, 18.98%, due 4/5/18	349	(k)
NGN	230,000	Ser. 364D, 11.16%, due 8/2/18	555	(k)(m)
			2,443
Oman 0.2%
	$450	Oman Government International Bond, 4.75%, due 6/15/26	444	(c)
Peru 2.1%
PEN	1,347	Peru Government Bond, 6.15%, due 8/12/32	433	(b)(c)
		Peruvian Government International Bond
PEN	1,641	5.70%, due 8/12/24	535	(b)
PEN	1,156	5.70%, due 8/12/24	377	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
PEN	4,649	8.20%, due 8/12/26	$1,753	(c)
PEN	622	6.35%, due 8/12/28	206	(b)
EUR	1,344	3.75%, due 3/1/30	1,895
PEN	371	6.95%, due 8/12/31	128	(c)
			5,327
Philippines 0.1%
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/22	231
Poland 3.4%
		Poland Government Bond
PLN	5,850	1.75%, due 7/25/21	1,571
PLN	1,861	5.75%, due 9/23/22	583
PLN	1,299	4.00%, due 10/25/23	378
PLN	4,272	3.25%, due 7/25/25	1,173
PLN	3,543	2.50%, due 7/25/26	909
PLN	15,255	2.50%, due 7/25/27	3,868	(e)
			8,482
Romania 1.0%
		Romania Government Bond
RON	1,250	3.50%, due 12/19/22	317
RON	1,250	4.75%, due 2/24/25	329
RON	4,660	5.80%, due 7/26/27	1,312
EUR	330	Romanian Government International Bond, 3.88%, due 10/29/35	415	(c)
			2,373
Russia 6.2%
		Russian Federal Bond–OFZ
RUB	118,964	6.70%, due 5/15/19	2,016
RUB	209,852	6.80%, due 12/11/19	3,554	(e)
RUB	10,000	7.60%, due 4/14/21	173
RUB	12,342	7.60%, due 7/20/22	213
RUB	43,851	7.00%, due 1/25/23	740
RUB	424,762	7.75%, due 9/16/26	7,389	(e)
RUB	8,857	7.70%, due 3/23/33	152
		Russian Foreign Bond–Eurobond
	$400	4.25%, due 6/23/27	408	(c)
	800	5.25%, due 6/23/47	819	(c)
			15,464
Saudi Arabia 0.4%
		Saudi Government International Bond
	215	2.88%, due 3/4/23	214	(c)
	307	3.63%, due 3/4/28	304	(c)
	500	4.63%, due 10/4/47	512	(c)
			1,030

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Serbia 0.7%
		Serbia International Bond
	$200	4.88%, due 2/25/20	$208	(c)
	475	4.88%, due 2/25/20	495	(c)
	200	7.25%, due 9/28/21	230	(c)
	720	7.25%, due 9/28/21	828	(c)(e)
			1,761
South Africa 4.0%
		Republic of South Africa Government Bond
ZAR	11,766	7.75%, due 2/28/23	809
ZAR	1,040	10.50%, due 12/21/26	80
ZAR	15,309	10.50%, due 12/21/26	1,173
ZAR	7,751	8.00%, due 1/31/30	485
ZAR	9,018	8.25%, due 3/31/32	560
ZAR	20,031	8.50%, due 1/31/37	1,233
ZAR	27,724	9.00%, due 1/31/40	1,764
ZAR	32,422	8.75%, due 1/31/44	1,992
ZAR	23,204	8.75%, due 2/28/48	1,430
		Republic of South Africa Government International Bond
	$207	4.30%, due 10/12/28	191
	223	5.65%, due 9/27/47	214
			9,931
Sri Lanka 1.6%
		Sri Lanka Government Bonds
LKR	150,000	Ser. A, 11.50%, due 12/15/21	1,025
LKR	79,000	11.00%, due 6/1/26	530
LKR	62,000	Ser. A, 11.50%, due 8/1/26	428
LKR	59,000	Ser. A, 11.75%, due 6/15/27	414
		Sri Lanka Government International Bond
	$961	6.85%, due 11/3/25	1,066	(c)(e)
	200	6.83%, due 7/18/26	222	(c)
	200	6.20%, due 5/11/27	213	(c)
			3,898
Thailand 3.5%
		Thailand Government Bond
THB	24,828	3.88%, due 6/13/19	776
THB	59,000	3.65%, due 12/17/21	1,913
THB	13,000	1.88%, due 6/17/22	392
THB	24,100	3.63%, due 6/16/23	790
THB	35,457	3.85%, due 12/12/25	1,190
THB	50,500	2.13%, due 12/17/26	1,491
THB	4,400	4.88%, due 6/22/29	164
THB	45,000	3.65%, due 6/20/31	1,491
THB	14,500	3.40%, due 6/17/36	470
			8,677
Tunisia 0.1%
EUR	100	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/24	124	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Turkey 6.5%
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/21	$205	(b)
	200	5.38%, due 10/24/23	201	(b)
	200	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, due 4/6/23	204	(c)
		Turkey Government Bond
TRY	5,550	7.40%, due 2/5/20	1,323
TRY	3,459	9.40%, due 7/8/20	853	(e)
TRY	600	10.70%, due 2/17/21	151
TRY	35,522	9.20%, due 9/22/21	8,568	(e)
TRY	5,000	11.00%, due 3/2/22	1,276
TRY	2,343	3.00%, due 8/2/23	627
TRY	1,729	10.60%, due 2/11/26	429
TRY	1,877	10.50%, due 8/11/27	466
		Turkey Government International Bond
EUR	395	3.25%, due 6/14/25	460
	$280	4.25%, due 4/14/26	264
	250	4.88%, due 10/9/26	244
	620	6.00%, due 3/25/27	653
	200	5.75%, due 5/11/47	191
			16,115
Ukraine 2.4%
		Ukraine Government International Bond
	271	7.75%, due 9/1/20	289	(b)
	100	7.75%, due 9/1/21	107	(b)
	500	7.75%, due 9/1/21	534	(c)
	100	7.75%, due 9/1/23	106	(c)
	300	7.75%, due 9/1/25	312	(c)
	500	7.75%, due 9/1/26	517	(c)
	200	7.75%, due 9/1/26	206	(c)
	2,660	7.75%, due 9/1/27	2,741	(c)(e)
	666	7.38%, due 9/25/32	657	(c)
	286	IGDCUKR Index (0.00%), due 5/31/40	163	(b)(d)
	170	IGDCUKR Index (0.00%), due 5/31/40	97	(c)(d)
	310	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	334	(b)
			6,063
Uruguay 0.5%
	1,000	Uruguay Government International Bond, 5.10%, due 6/18/50	1,072
UYU	5,577	Uruguay Monetary Regulation Bill, 0.58%, due 11/8/17	191	(k)
			1,263
Venezuela 0.0%(f)
	$40	Venezuela Government International Bond, 8.25%, due 10/13/24	14	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Zambia 0.2%
	Zambia Government International Bond
$280	8.50%, due 4/14/24	$300	(c)
220	8.97%, due 7/30/27	239	(c)
		539
	Total Foreign Government Securities (Cost $168,633)	170,193
NUMBER OF SHARES
Short-Term Investment 4.3%
Investment Company 4.3%
10,626,492	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $10,626)	10,626	(e)(n)
	Total Investments 99.1% (Cost $243,914)	246,334
	Other Assets Less Liabilities 0.9%	2,228	(i)
	Net Assets 100.0%	$248,562

(a)  Principal amount is stated in the currency in which the security is denominated.

ARS = Argentine Peso

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

DOP = Dominican Peso

EGP = Egyptian Pound

EUR = Euro

GHS = Ghanaian Cedi

HUF = Hungarian Forint

IDR = Indonesian Rupiah

LKR = Sri Lanka Rupee

MXN = Mexican Peso

MYR = Malaysian Ringgit

NGN = Nigeria Naira

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RON = New Romanian Leu

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

UYU = Uruguayan Peso

ZAR = South African Rand

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $26,319,000, which represents 10.6% of net assets of the Fund. Securities denoted with a (b) but without a (l) have been deemed by the investment manager to be liquid.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017, amounted to approximately $75,977,000, which represents 30.6% of net assets of the Fund.

(d)  Variable or floating rate security — The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

  BADLARRPP = Argentina Deposit Rates Badlar Private Banks

  CMT = Constant Maturity Treasury

  IGDCUKR = IMF Ukraine GDP Constant Price

(e)  All or a portion of this security is segregated in connection for when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $53,787,000.

(f)  Represents less than 0.05% of net assets.

(g)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $920,000, which represents 0.4% of net assets of the Fund.

(h)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to approximately $926,000, which represents approximately 0.4% of net assets of the Fund.

(i)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2017.

(k)  Rate shown was the discount rate at the date of purchase.

(l)  Illiquid security.

(m)  Value determined using significant unobservable inputs.

(n)  Represents 7-day effective yield as of October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$167,046	67.2%
Oil & Gas	14,394	5.8%
Banks	11,728	4.7%
Electric	6,211	2.5%
Telecommunications	4,682	1.9%
Real Estate	3,455	1.4%
Iron — Steel	2,994	1.2%
Food	2,768	1.1%
Mining	2,715	1.1%
Pipelines	2,416	1.0%
Diversified Financial Services	2,317	1.0%
Lodging	1,939	0.8%
Chemicals	1,714	0.7%
Engineering & Construction	1,611	0.6%
Forest Products & Paper	862	0.3%
Retail	838	0.3%
Building Materials	755	0.3%
Insurance	656	0.3%
Transportation	633	0.3%
Gas	605	0.2%
Pharmaceuticals	564	0.2%
Regional(state/province)	539	0.1%
Real Estate Investment Trusts	528	0.2%
Metal Fabricate — Hardware	515	0.2%
Media	449	0.2%
Energy — Alternate Sources	423	0.2%
Investment Companies	412	0.2%
Commercial Services	360	0.1%
Beverages	264	0.1%
Oil & Gas Services	259	0.1%
Healthcare — Services	255	0.1%
Holding Companies — Diversified	219	0.1%
Multi-National	213	0.1%
Household Products — Wares	210	0.1%
Municipal	159	0.1%
Short-Term Investment and Other Assets — Net	12,854	5.2%
	$248,562	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	60	U.S. Treasury Note, 10 Year	$7,496,250	$(74,322)
12/2017	3	U.S. Treasury Ultra Long Bond	494,344	(4,860)
Total Long Positions			$(7,990,594)	$(79,182)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	54	Euro-Bund	$(10,237,280)	$(58,425)
12/2017	14	Euro-Buxl	(2,709,067)	3,235
12/2017	25	U.S. Treasury Note, 5 Year	(2,929,688)	25,996
12/2017	82	U.S. Treasury Note, 10 Year	(10,244,875)	77,866
12/2017	6	U.S. Treasury Ultra Long Bond	(914,813)	16,490
3/2018	7	Euro-Bund	(1,323,630)	(2,786)
Total Short Positions			$(28,359,353)	$62,376
Total Futures				$(16,806)

At October 31, 2017, the Fund had $437,502 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $6,642,250 for long positions and $(14,896,973) for short positions.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Forward foreign currency ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,300,000	ARS	350,389	USD	JPMorgan Chase Bank N.A.	11/16/2017	$3,419
7,108,099	ARS	398,213	USD	JPMorgan Chase Bank N.A.	11/16/2017	978
162,800	USD	520,000	BRL	Citibank, N.A.	12/14/2017	4,669
273,317	USD	172,487,465	CLP	Citibank, N.A.	11/2/2017	2,302
66,468,798	CLP	103,908	USD	Citibank, N.A.	11/2/2017	529
56,197,395	CLP	88,009	USD	Citibank, N.A.	11/2/2017	289
172,487,465	CLP	270,998	USD	Citibank, N.A.	11/2/2017	17
600,504	USD	377,957,451	CLP	JPMorgan Chase Bank N.A.	11/2/2017	6,652
36,691,983	CLP	56,663	USD	JPMorgan Chase Bank N.A.	11/2/2017	988
38,475,442	CLP	59,826	USD	JPMorgan Chase Bank N.A.	11/2/2017	627
377,957,451	CLP	593,815	USD	JPMorgan Chase Bank N.A.	11/2/2017	37
1,332,174,914	CLP	2,044,310	USD	Standard Chartered Bank	11/2/2017	48,823
930,346	USD	578,209,900	CLP	Standard Chartered Bank	11/2/2017	21,854
1,271,478,598	CLP	1,997,641	USD	Standard Chartered Bank	11/2/2017	126
578,209,900	CLP	908,435	USD	Standard Chartered Bank	11/2/2017	57
1,271,478,598	CLP	1,993,444	USD	Standard Chartered Bank	1/31/2018	1,925
1,373,043	CNY	194,441	USD	Citibank, N.A.	11/14/2017	12,486
3,751,755	CNY	523,842	USD	Goldman Sachs International	11/14/2017	41,573
2,188,741	EUR	56,498,953	CZK	Citibank, N.A.	12/11/2017	15,289
998,352	EUR	25,656,743	CZK	Goldman Sachs International	12/11/2017	1,780
1,109,179	EUR	28,507,910	CZK	Citibank, N.A.	12/20/2017	2,457
1,149,574	EUR	29,552,766	CZK	JPMorgan Chase Bank N.A.	12/20/2017	2,847
1,144,929	EUR	30,575,340	CZK	Goldman Sachs International	9/27/2018	50,396
1,105,446	EUR	29,341,852	CZK	Goldman Sachs International	12/20/2018	38,004
431,730	EUR	11,531,503	CZK	Goldman Sachs International	12/20/2018	18,185
118,192	EUR	3,150,395	CZK	Goldman Sachs International	12/20/2018	4,677
1,284,486	USD	1,087,640	EUR	Citibank, N.A.	11/3/2017	17,484
521,176	USD	439,436	EUR	Citibank, N.A.	11/3/2017	9,273
1,273,517	USD	1,086,770	EUR	Citibank, N.A.	11/3/2017	7,529
414,560	USD	351,758	EUR	Citibank, N.A.	11/3/2017	4,794
391,655	USD	332,830	EUR	Citibank, N.A.	11/3/2017	3,939
658,079	USD	553,654	EUR	Goldman Sachs International	11/3/2017	13,123
532,805	USD	450,000	EUR	Goldman Sachs International	11/3/2017	8,596
6,885,802	USD	5,800,000	EUR	JPMorgan Chase Bank N.A.	11/3/2017	129,327
1,154,280	USD	978,706	EUR	JPMorgan Chase Bank N.A.	11/3/2017	14,176
1,170,571	USD	995,671	EUR	JPMorgan Chase Bank N.A.	11/3/2017	10,704
511,041	USD	431,390	EUR	JPMorgan Chase Bank N.A.	11/3/2017	8,511
319,412	USD	272,247	EUR	JPMorgan Chase Bank N.A.	11/3/2017	2,269
327,062	EUR	380,499	USD	JPMorgan Chase Bank N.A.	11/3/2017	499
402,343	USD	343,233	EUR	Standard Chartered Bank	11/3/2017	2,508
8,188,607	EUR	9,537,570	USD	Standard Chartered Bank	12/5/2017	17,380
394,484	EUR	447,721	USD	JPMorgan Chase Bank N.A.	12/20/2017	13,058
8,092,244	USD	6,860,000	EUR	Standard Chartered Bank	1/4/2018	71,353
339,646,981	HUF	1,096,147	EUR	Goldman Sachs International	11/16/2017	6,510

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
379,661,014	HUF	1,229,442	EUR	Citibank, N.A.	12/13/2017	$12,570
339,666,554	HUF	1,094,382	EUR	JPMorgan Chase Bank N.A.	12/13/2017	4,770
269,069,261	HUF	872,313	EUR	Goldman Sachs International	1/12/2018	10,330
774,197	EUR	241,304,129	HUF	Goldman Sachs International	1/12/2018	213
89,101	USD	1,208,119,571	IDR	Standard Chartered Bank	11/28/2017	215
12,500,000	INR	191,433	USD	Goldman Sachs International	11/8/2017	1,672
4,062,127	ILS	1,126,804	USD	Goldman Sachs International	11/3/2017	26,832
1,154,422	USD	4,062,127	ILS	Goldman Sachs International	11/3/2017	786
925,139,173	KRW	820,428	USD	Goldman Sachs International	12/19/2017	7,161
6,200,000	MYR	1,457,692	USD	Standard Chartered Bank	12/8/2017	9,076
836,905	USD	14,992,936	MXN	Citibank, N.A.	11/9/2017	55,707
1,184,144	USD	21,205,494	MXN	Goldman Sachs International	11/9/2017	79,244
994,372	USD	17,727,372	MXN	Goldman Sachs International	11/9/2017	70,698
691,015	USD	12,354,316	MXN	Goldman Sachs International	11/9/2017	47,301
1,245,365	USD	22,484,107	MXN	JPMorgan Chase Bank N.A.	11/9/2017	73,844
9,394,079	MXN	486,693	USD	Goldman Sachs International	12/11/2017	50
1,480,766	USD	28,119,579	MXN	JPMorgan Chase Bank N.A.	12/11/2017	23,784
173,182	USD	3,248,621	MXN	JPMorgan Chase Bank N.A.	12/11/2017	4,859
1,054,861	USD	20,294,695	MXN	JPMorgan Chase Bank N.A.	12/11/2017	3,316
607,132	PEN	186,271	USD	Citibank, N.A.	11/17/2017	381
966,486	PEN	295,507	USD	JPMorgan Chase Bank N.A.	11/17/2017	1,622
649,474	PEN	198,951	USD	JPMorgan Chase Bank N.A.	11/17/2017	719
831,863	PLN	196,069	EUR	JPMorgan Chase Bank N.A.	11/17/2017	40
1,397,487	EUR	5,983,469	PLN	Citibank, N.A.	11/3/2017	15,887
502,455	EUR	2,148,124	PLN	Citibank, N.A.	11/3/2017	4,838
376,216	EUR	1,607,139	PLN	Citibank, N.A.	11/3/2017	3,271
322,148	EUR	1,371,604	PLN	Citibank, N.A.	11/3/2017	1,546
205,154	EUR	879,427	PLN	JPMorgan Chase Bank N.A.	11/3/2017	2,618
2,199,616	EUR	9,460,777	PLN	Citibank, N.A.	11/17/2017	34,848
146,474	EUR	629,269	PLN	JPMorgan Chase Bank N.A.	11/17/2017	2,120
194,075	EUR	831,045	PLN	JPMorgan Chase Bank N.A.	11/17/2017	2,060
144,935	EUR	622,421	PLN	JPMorgan Chase Bank N.A.	11/17/2017	2,033
1,726,787	EUR	7,378,746	PLN	Standard Chartered Bank	1/25/2018	6,777
299,779	USD	17,315,343	RUS	Goldman Sachs International	11/22/2017	4,169
462,892	USD	27,000,000	RUS	Goldman Sachs International	11/22/2017	1,944
80,000,000	RUS	1,331,336	USD	JPMorgan Chase Bank N.A.	11/22/2017	34,434
1,284,451	USD	74,793,586	RUS	JPMorgan Chase Bank N.A.	11/22/2017	7,565
842,202	USD	49,163,556	RUS	JPMorgan Chase Bank N.A.	11/22/2017	2,876
1,277,732	USD	74,785,680	RUS	JPMorgan Chase Bank N.A.	11/22/2017	982
197,567	USD	265,878	SGD	JPMorgan Chase Bank N.A.	11/15/2017	2,502
526,521	USD	717,061	SGD	JPMorgan Chase Bank N.A.	11/15/2017	438
526,477	USD	717,061	SGD	JPMorgan Chase Bank N.A.	11/15/2017	393
221,895	USD	300,000	SGD	Citibank, N.A.	12/5/2017	1,756
812,719	USD	1,102,794	SGD	Goldman Sachs International	12/5/2017	3,491
22,900,000	THB	686,238	USD	JPMorgan Chase Bank N.A.	11/30/2017	3,139
7,645,154	THB	229,271	USD	JPMorgan Chase Bank N.A.	11/30/2017	877
43,166,835	THB	1,295,620	USD	Standard Chartered Bank	11/30/2017	3,865

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
25,003,499	THB	747,936	USD	Goldman Sachs International	12/6/2017	$4,782
1,010,794	USD	3,739,622	TRY	Goldman Sachs International	12/12/2017	36,769
679,264	TRY	176,763	USD	Goldman Sachs International	12/12/2017	159
2,257,735	USD	8,478,032	TRY	JPMorgan Chase Bank N.A.	12/12/2017	49,540
355,213	USD	1,327,173	TRY	Standard Chartered Bank	12/12/2017	9,536
284,548	USD	1,060,478	TRY	Standard Chartered Bank	12/12/2017	8,335
164,992	USD	2,211,128	ZAR	Citibank, N.A.	11/24/2017	9,202
1,286,141	USD	17,477,328	ZAR	Goldman Sachs International	11/24/2017	54,739
1,212,258	USD	16,786,412	ZAR	Goldman Sachs International	11/24/2017	29,537
179,812	USD	2,483,085	ZAR	Goldman Sachs International	11/24/2017	4,861
640,499	USD	8,939,601	ZAR	Standard Chartered Bank	11/24/2017	10,641
7,543,762	ZAR	519,191	USD	JPMorgan Chase Bank N.A.	1/29/2018	6,509
32,943	USD	472,712	ZAR	JPMorgan Chase Bank N.A.	1/29/2018	1
637,600	USD	9,057,532	ZAR	Standard Chartered Bank	1/29/2018	6,410
						$1,432,659
658,884	USD	11,971,927	ARS	Citibank, N.A.	11/16/2017	(13,460)
5,386,421	ARS	303,803	USD	JPMorgan Chase Bank N.A.	11/16/2017	(1,301)
630,066	BRL	196,668	USD	Citibank, N.A.	1/10/2018	(5,670)
4,173,935	BRL	1,316,450	USD	Citibank, N.A.	1/10/2018	(51,160)
8,129,687	BRL	2,534,192	USD	Citibank, N.A.	1/10/2018	(69,753)
6,234,777	BRL	1,965,876	USD	JPMorgan Chase Bank N.A.	1/10/2018	(75,862)
687,201	BRL	217,200	USD	Standard Chartered Bank	1/10/2018	(8,881)
2,579,012	BRL	802,545	USD	JPMorgan Chase Bank N.A.	1/24/2018	(22,137)
88,293	USD	56,197,395	CLP	Citibank, N.A.	11/2/2017	(6)
104,430	USD	66,468,798	CLP	Citibank, N.A.	11/2/2017	(7)
156,491	USD	99,604,638	CLP	Goldman Sachs International	11/2/2017	(10)
99,604,638	CLP	159,866	USD	Goldman Sachs International	11/2/2017	(3,365)
57,647	USD	36,691,983	CLP	JPMorgan Chase Bank N.A.	11/2/2017	(4)
60,449	USD	38,475,442	CLP	JPMorgan Chase Bank N.A.	11/2/2017	(4)
1,210,577	USD	770,520,244	CLP	JPMorgan Chase Bank N.A.	11/2/2017	(76)
770,520,244	CLP	1,228,038	USD	JPMorgan Chase Bank N.A.	11/2/2017	(17,385)
2,093,002	USD	1,332,174,914	CLP	Standard Chartered Bank	11/2/2017	(132)
1,996,042	USD	1,271,478,598	CLP	Standard Chartered Bank	11/2/2017	(1,725)
325,654,745	CLP	512,439	USD	Goldman Sachs International	1/31/2018	(1,379)
188,227	USD	120,021,229	CLP	JPMorgan Chase Bank N.A.	1/31/2018	(125)
738,497	USD	5,124,798	CNY	Citibank, N.A.	11/14/2017	(33,845)
3,972,698,004	COP	1,346,198	USD	Citibank, N.A.	11/20/2017	(42,464)
478,395,490	COP	163,126	USD	Goldman Sachs International	11/20/2017	(6,130)
570,000,000	COP	194,606	USD	JPMorgan Chase Bank N.A.	11/20/2017	(7,547)
21,762	EUR	558,115	CZK	JPMorgan Chase Bank N.A.	12/20/2017	(6)
380,488	EUR	448,185	USD	Citibank, N.A.	11/3/2017	(4,951)
437,315	EUR	515,251	USD	Citibank, N.A.	11/3/2017	(5,818)
564,647	EUR	664,296	USD	Citibank, N.A.	11/3/2017	(6,534)
588,076	EUR	692,542	USD	Citibank, N.A.	11/3/2017	(7,487)
1,013,785	EUR	1,197,731	USD	Citibank, N.A.	11/3/2017	(16,763)
152,025	EUR	178,514	USD	Goldman Sachs International	11/3/2017	(1,419)
220,814	EUR	260,827	USD	Goldman Sachs International	11/3/2017	(3,599)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
907,104	EUR	1,062,652	USD	Goldman Sachs International	11/3/2017	$(5,958)
494,727	EUR	579,590	USD	JPMorgan Chase Bank N.A.	11/3/2017	(3,278)
500,000	EUR	587,919	USD	JPMorgan Chase Bank N.A.	11/3/2017	(5,464)
8,579,011	EUR	10,232,856	USD	JPMorgan Chase Bank N.A.	11/3/2017	(239,084)
9,521,627	USD	8,188,607	EUR	Standard Chartered Bank	11/3/2017	(17,359)
4,611,017	PLN	1,082,599	EUR	JPMorgan Chase Bank N.A.	11/3/2017	(5,650)
7,378,746	PLN	1,734,247	EUR	Standard Chartered Bank	11/3/2017	(6,915)
910,797	PLN	212,558	EUR	Citibank, N.A.	11/17/2017	(2,423)
1,269,213	PLN	293,904	EUR	Goldman Sachs International	11/17/2017	(6,057)
1,300,000	PLN	300,438	EUR	Goldman Sachs International	11/17/2017	(6,899)
4,613,847	PLN	1,082,857	EUR	JPMorgan Chase Bank N.A.	11/17/2017	(5,169)
453,240	RON	97,794	EUR	JPMorgan Chase Bank N.A.	2/20/2018	(13)
12,352,638	CZK	474,008	EUR	JPMorgan Chase Bank N.A.	9/27/2018	(6,746)
44,023,750	CZK	1,689,647	EUR	Goldman Sachs International	12/20/2018	(19,866)
2,221,363	EUR	674,245,054	HUF	Citibank, N.A.	11/16/2017	(65,801)
178,118	EUR	54,469,447	HUF	Goldman Sachs International	11/16/2017	(3,757)
145,008	EUR	43,895,677	HUF	Goldman Sachs International	11/16/2017	(4,738)
2,876,520	EUR	881,446,120	HUF	Standard Chartered Bank	12/13/2017	(55,065)
171,252	EUR	52,903,149	HUF	Goldman Sachs International	1/12/2018	(1,729)
32,584	EUR	10,152,703	HUF	JPMorgan Chase Bank N.A.	1/12/2018	(3)
158,239	USD	2,151,572,990	IDR	Goldman Sachs International	11/28/2017	(61)
9,199,155,910	IDR	679,808	USD	JPMorgan Chase Bank N.A.	11/28/2017	(2,989)
10,934,218,184	IDR	821,368	USD	Standard Chartered Bank	11/28/2017	(16,894)
72,600,000	INR	1,129,961	USD	Citibank, N.A.	11/8/2017	(8,407)
1,299,644	USD	84,788,766	INR	Citibank, N.A.	11/8/2017	(10,207)
1,224,134	USD	5,200,000	MYR	Standard Chartered Bank	12/8/2017	(6,058)
2,196,270	MYR	520,566	USD	Citibank, N.A.	12/18/2017	(1,131)
457,014	USD	1,933,854	MYR	JPMorgan Chase Bank N.A.	12/18/2017	(358)
6,689,775	MYR	1,596,986	USD	Goldman Sachs International	12/19/2017	(14,847)
1,855,385	MYR	438,937	USD	Citibank, N.A.	1/19/2018	(482)
2,368,344	MXN	131,795	USD	Citibank, N.A.	11/9/2017	(8,394)
1,754,313	MXN	98,049	USD	Goldman Sachs International	11/9/2017	(6,642)
2,652,280	MXN	148,269	USD	Goldman Sachs International	11/9/2017	(10,074)
4,138,139	MXN	226,901	USD	Goldman Sachs International	11/9/2017	(11,286)
8,577,861	MXN	475,135	USD	Goldman Sachs International	11/9/2017	(28,190)
41,963,641	MXN	2,305,059	USD	Goldman Sachs International	11/9/2017	(118,569)
3,311,570	MXN	180,064	USD	JPMorgan Chase Bank N.A.	11/9/2017	(7,516)
6,231,912	MXN	345,897	USD	JPMorgan Chase Bank N.A.	11/9/2017	(21,187)
14,784,845	MXN	828,793	USD	Goldman Sachs International	11/15/2017	(59,256)
24,606,522	MXN	1,285,541	USD	Goldman Sachs International	12/11/2017	(10,584)
4,344,420	MXN	229,930	USD	JPMorgan Chase Bank N.A.	12/11/2017	(4,829)
916,457	PEN	282,412	USD	Goldman Sachs International	11/17/2017	(663)
2,176,026	PEN	669,959	USD	JPMorgan Chase Bank N.A.	11/17/2017	(978)
8,700,000	PHP	169,614	USD	JPMorgan Chase Bank N.A.	12/8/2017	(1,782)
1,642,519	EUR	7,590,135	RON	Goldman Sachs International	2/20/2018	(5,429)
10,500,000	RUS	180,594	USD	Goldman Sachs International	11/22/2017	(1,336)
13,264,177	RUS	227,989	USD	Goldman Sachs International	11/22/2017	(1,541)
21,000,000	RUS	360,632	USD	Goldman Sachs International	11/22/2017	(2,117)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
14,147,610	RUS	244,701	USD	Goldman Sachs International	11/22/2017	$(3,171)
333,027	USD	20,000,000	RUS	Goldman Sachs International	11/22/2017	(8,415)
4,812,070	USD	288,753,095	RUS	Goldman Sachs International	11/22/2017	(117,560)
300,722	USD	17,619,327	RUS	JPMorgan Chase Bank N.A.	11/22/2017	(77)
366,361	USD	21,487,044	RUS	JPMorgan Chase Bank N.A.	11/22/2017	(469)
75,704,673	RUS	1,293,213	USD	JPMorgan Chase Bank N.A.	11/22/2017	(773)
82,000,000	RUS	1,411,603	USD	JPMorgan Chase Bank N.A.	11/22/2017	(11,688)
75,847,588	RUS	1,317,370	USD	JPMorgan Chase Bank N.A.	11/22/2017	(22,490)
8,226,851	RUS	141,743	USD	Standard Chartered Bank	11/22/2017	(1,293)
1,700,000	SGD	1,261,964	USD	JPMorgan Chase Bank N.A.	11/15/2017	(14,732)
2,794	SGD	2,077	USD	JPMorgan Chase Bank N.A.	12/5/2017	(27)
1,400,000	SGD	1,039,709	USD	Standard Chartered Bank	12/5/2017	(12,393)
1,231,182	USD	41,300,000	THB	Goldman Sachs International	11/30/2017	(12,105)
15,911,860	THB	481,375	USD	Citibank, N.A.	1/19/2018	(2,237)
132,570	USD	4,407,129	THB	JPMorgan Chase Bank N.A.	1/19/2018	(137)
15,911,859	THB	480,860	USD	JPMorgan Chase Bank N.A.	1/19/2018	(1,721)
2,544,414	TRY	678,176	USD	Citibank, N.A.	12/12/2017	(15,456)
3,110,736	TRY	833,415	USD	Goldman Sachs International	12/12/2017	(23,190)
756,392	TRY	203,251	USD	JPMorgan Chase Bank N.A.	12/12/2017	(6,240)
1,382,066	TRY	363,456	USD	Standard Chartered Bank	12/12/2017	(3,482)
1,254,927	USD	4,922,691	TRY	Goldman Sachs International	1/11/2018	(16,160)
2,350,480	ZAR	173,258	USD	Goldman Sachs International	11/24/2017	(7,650)
3,154,654	ZAR	237,052	USD	Goldman Sachs International	11/24/2017	(14,785)
17,411,620	ZAR	1,282,419	USD	Goldman Sachs International	11/24/2017	(55,647)
3,204,541	ZAR	235,400	USD	JPMorgan Chase Bank N.A.	11/24/2017	(9,617)
379,256	ZAR	28,378	USD	Standard Chartered Bank	11/24/2017	(1,656)
8,643,090	ZAR	648,106	USD	Standard Chartered Bank	11/24/2017	(39,139)
						$(1,635,096)
Total						$(202,437)

ARS = Argentine Peso(a)

BRL = Brazilian Real(a)

CLP = Chilean Peso(a)

CNY = Chinese Yuan Renminbi(a)

COP = Colombian Peso(a)

CZK = Czech Koruny

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah(a)

ILS = Israeli Shekel

INR = Indian Rupee(a)

KRW = South Korean Won(a)

MYR = Malaysian Ringgit(a)

MXN = Mexican Peso

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso(a)

PLN = Polish Zloty

RON = Romanian Leu

RUS = Russian Rubles(a)

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2017, the Fund's investments in forward contracts had an average notional value of $172,303,343.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Cross currency swap contracts ("cross currency swaps")

At October 31, 2017, the Fund had outstanding cross currency swaps as follows:

Counterparty	Notional Amount(c)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	RUB	253,488,047	Receive	3-month LIBOR(a)	6.88	%(b)	5/29/2019	$4,954	$—	$4,954
JPMorgan Chase Bank N.A.	TRY	16,000,000	Pay	3-month LIBOR(a)	12.06	%(b)	1/29/2019	(33,864)	—	(33,864)
Total								$(28,910)	$—	$(28,910)

(a)  Payment frequency — quarterly.

(b)  Payment frequency — annually.

(c)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

RUB = Russian Ruble

TRY = Turkish Lira

Interest rate swap contracts ("interest rate swaps")

At October 31, 2017, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME Group, Inc.	MXN	3,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.71	%(b)	1/21/2022	$3,264	$(20)	$3,244
CME Group, Inc.	MXN	15,505,918	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.58	%(b)	1/28/2022	10,613	81	10,694
CME Group, Inc.	MXN	12,211,377	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.75	%(b)	6/23/2022	(12,268)	(149)	(12,417)
CME Group, Inc.	MXN	34,769,500	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.71	%(b)	7/7/2022	(37,830)	307	(37,523)
CME Group, Inc.	MXN	14,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.61	%(b)	3/7/2024	11,973	27	12,000
CME Group, Inc.	MXN	19,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.35	%(b)	3/20/2024	3,053	(17)	3,036
CME Group, Inc.	MXN	1,800,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.72	%(b)	12/3/2026	1,935	11	1,946
CME Group, Inc.	MXN	3,300,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	8.16	%(b)	12/28/2026	8,677	60	8,737
CME Group, Inc.	MXN	9,380,123	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.92	%(b)	1/22/2027	16,587	137	16,724
CME Group, Inc.	MXN	6,685,611	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	7.51	%(b)	4/20/2027	1,857	19	1,876
LCH.Clearnet Limited	PLN	5,256,500	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.51	%(e)	1/10/2022	4,465	19,817	24,282
LCH.Clearnet Limited	PLN	1,250,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.33	%(e)	4/6/2022	(1,885)	4,057	2,172
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Clearinghouse	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH.Clearnet Limited	PLN	1,600,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	2.76	%(e)	7/3/2017	$8,854	$(1,391)	$7,463
LCH.Clearnet Limited	PLN	5,200,000	Receive	6-month Poland Warsaw Interbank Offer Rate (WIBOR)(d)	3.01	%(e)	10/26/2027	1,116	(281)	835
Total								$20,411	$22,658	$43,069

The Fund had $236,800 deposited in a segregated account to cover collateral requirements on centrally cleared interest rate swaps.

At October 31, 2017, the Fund had outstanding over-the-counter ("OTC") interest rate swaps as follows:

Counterparty	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	BRL	3,811,089	Pay	1-day Overnight Brazil (CETIP)(a)	11.81	%(a)	1/2/2018	$(24,263)	$(156)	$(24,419)
Goldman Sachs International	BRL	12,431,344	Pay	1-day Overnight Brazil (CETIP)(a)	12.86	%(a)	1/2/2018	40,346	5,733	46,079
Goldman Sachs International	BRL	1,152,498	Pay	1-day Overnight Brazil (CETIP)(a)	9.73	%(a)	1/2/2020	10,321	373	10,694
Goldman Sachs International	BRL	3,622,798	Pay	1-day Overnight Brazil (CETIP)(a)	12.73	%(a)	1/4/2021	164,606	(4,232)	160,374
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)(a)	11.99	%(a)	1/2/2023	46,149	(7,281)	38,868
JPMorgan Chase Bank N.A.	BRL	7,778,457	Pay	1-day Overnight Brazil (CETIP)(a)	8.87	%(a)	1/4/2021	(13,360)	2,424	(10,936)
JPMorgan Chase Bank N.A.	BRL	1,332,786	Pay	1-day Overnight Brazil (CETIP)(a)	8.66	%(a)	1/4/2021	(4,834)	212	(4,622)
JPMorgan Chase Bank N.A.	BRL	1,614,106	Pay	1-day Overnight Brazil (CETIP)(a)	9.28	%(a)	1/4/2021	3,131	806	3,937
JPMorgan Chase Bank N.A.	BRL	930,916	Pay	1-day Overnight Brazil (CETIP)(a)	9.61	%(a)	1/2/2020	7,616	(106)	7,510
JPMorgan Chase Bank N.A.	BRL	1,984,200	Pay	1-day Overnight Brazil (CETIP)(a)	9.07	%(a)	1/2/2020	9,285	(654)	8,631
JPMorgan Chase Bank N.A.	BRL	1,063,932	Pay	1-day Overnight Brazil (CETIP)(a)	11.46	%(a)	1/2/2020	22,408	1,829	24,237
JPMorgan Chase Bank N.A.	BRL	31,354	Pay	1-day Overnight Brazil (CETIP)(a)	10.23	%(a)	1/4/2021	343	40	383
JPMorgan Chase Bank N.A.	BRL	2,071,383	Pay	1-day Overnight Brazil (CETIP)(a)	9.20	%(a)	1/4/2021	2,524	962	3,486
JPMorgan Chase Bank N.A.	BRL	489,151	Pay	1-day Overnight Brazil (CETIP)(a)	10.04	%(a)	1/4/2021	4,443	520	4,963
Goldman Sachs International	CLP	630,267,484	Pay	Sinacofi Chile Interbank Rate Avg (CLICP)(d)	3.45	%(d)	10/25/2022	320	157	477
JPMorgan Chase Bank N.A.	CLP	231,188,535	Pay	Sinacofi Chile Interbank Rate Avg (CLICP)(d)	3.43	%(d)	5/10/2022	1,419	1,633	3,052
JPMorgan Chase Bank N.A.	CLP	260,000,000	Pay	Sinacofi Chile Interbank Rate Avg (CLICP)(d)	3.41	%(d)	7/11/2022	556	1,167	1,723
JPMorgan Chase Bank N.A.	CLP	256,265,113	Pay	Sinacofi Chile Interbank Rate Avg (CLICP)(d)	4.06	%(d)	6/2/2027	1,134	403	1,537
Goldman Sachs International	COP	1,717,651,141	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.44	%(c)	9/7/2022	2,338	311	2,649
Goldman Sachs International	COP	4,347,854,926	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.36	%(c)	9/26/2022	225	404	629
Citibank, N.A.	COP	2,000,000,000	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.57	%(c)	8/25/2022	6,505	565	7,070
Goldman Sachs International	COP	270,032,867	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.36	%(c)	5/23/2022	248	42	290

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

Counterparty	Notional Amount(f)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	COP	4,347,854,900	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.38	%(c)	9/25/2022	$1,473	$444	$1,917
JPMorgan Chase Bank N.A.	COP	996,329,313	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(c)	5.30	%(c)	10/23/2022	(1,016)	19	(997)
JPMorgan Chase Bank N.A.	COP	1,124,229,971	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)(a)	6.96	%(c)	11/14/2017	243	263	506
Citibank, N.A.	CZK	34,781,263	Receive	6M Prague Interbank Offer Rate (PRIBOR)(d)	1.17	%(e)	9/8/2022	25,404	(1,537)	23,867
Goldman Sachs International	CZK	5,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.87	%(e)	3/9/2022	6,388	(1,180)	5,208
Goldman Sachs International	CZK	26,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	1.18	%(e)	6/30/2027	62,273	(3,276)	58,997
JPMorgan Chase Bank N.A.	CZK	5,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.73	%(e)	2/10/2022	7,117	(876)	6,241
JPMorgan Chase Bank, N.A.	CZK	95,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)(d)	0.54	%(e)	2/16/2020	67,488	(13,122)	54,366
Goldman Sachs International	HUF	500,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.84	%(e)	9/21/2022	416	1,443	1,859
Goldman Sachs International	HUF	2,200,000,000	Receive	3-month Budapest Interbank Offer Rate (BUBOR)(c)	0.65	%(e)	4/11/2019	(42,707)	—	(42,707)
Goldman Sachs International	HUF	359,014,464	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.27	%(e)	1/10/2022	(34,521)	(4,479)	(39,000)
Goldman Sachs International	HUF	520,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	4.07	%(e)	4/11/2027	76,805	—	76,805
JPMorgan Chase Bank, N.A.	HUF	250,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)(d)	2.46	%(e)	5/16/2027	39,893	9,671	49,564
JPMorgan Chase Bank, N.A.	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	0.85	%(e)	10/10/2019	(28,553)	(1,064)	(29,617)
JPMorgan Chase Bank, N.A.	HUF	382,000,000	Receive	6-month Budapest Interbank Offer Rate (BUPOR)(d)	0.69	%(e)	4/20/2020	(14,825)	(5,245)	(20,070)
JPMorgan Chase Bank, N.A.	HUF	128,246,450	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.38	%(e)	6/17/2021	(15,091)	(2,084)	(17,175)
JPMorgan Chase Bank, N.A.	HUF	45,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)(d)	1.30	%(e)	4/6/2022	(4,426)	(1,235)	(5,661)
Goldman Sachs International	KRW	8,000,000,000	Pay	3-month Certificate of Deposit Rate (KWCDC)(c)	1.32	%(c)	11/4/2018	(32,797)	(2,822)	(35,619)
Goldman Sachs International	KRW	3,000,000,000	Receive	3-month Certificate of Deposit Rate (KWCDC)(c)	1.39	%(c)	11/4/2021	76,571	134	76,705
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.37	%(b)	3/17/2021	(26,630)	(741)	(27,371)
Goldman Sachs International	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	5.90	%(b)	9/12/2022	(80,063)	(967)	(81,030)
Goldman Sachs International	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.21	%(b)	12/8/2025	(40,035)	(165)	(40,200)
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.17	%(b)	3/5/2026	(37,488)	(100)	(37,588)
Goldman Sachs International	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.38	%(b)	9/17/2026	(17,081)	(51)	(17,132)
JPMorgan Chase Bank, N.A.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)(b)	6.13	%(b)	6/18/2026	(31,441)	22,224	(9,217)
Standard Chartered Bank	MYR	12,300,000	Receive	3-month Malaysia Bumiputra Bank Rate (KLIBOR)(c)	3.88	%(c)	10/24/2022	297	(248)	49
Goldman Sachs International	THB	290,000,000	Receive	6-month Thailand Fixing Rate (BOFX6M)(d)	1.33	%(d)	9/15/2019	11,755	(4,007)	7,748
Goldman Sachs International	ZAR	31,000,000	Receive	3-month Johannesburg Interbank Agreed Rate (JIBAR)(c)	7.54	%(c)	7/6/2022	18,203	(882)	17,321
Total								$269,112	$(4,731)	$264,381

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

(a)  Payment frequency — upon termination.

(b)  Payment frequency — monthly.

(c)  Payment frequency — quarterly.

(d)  Payment frequency — semi-annually.

(e)  Payment frequency — annually.

(f)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Republic Koruna

HUF = Hungarian Forint

KRW = South Korean Won

MXN = Mexican Peso

MYR = Malaysian Ringgit

THB = Thai Baht

ZAR = South African Rand

For the year ended October 31, 2017, the average notional value of interest rate swaps and cross currency swaps for the Fund was $38,048,772 when the Fund paid the fixed rate and $32,974,995 when the Fund received the fixed rate.

At October 31, 2017, the Fund had cash collateral of $120,000 and $70,000 deposited in a segregated account for Citibank, N.A. and JPMorgan Chase Bank, N.A. respectively, to cover collateral requirements on OTC derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Corporate Bonds(a)	$—	$65,515	$—	$65,515
Foreign Government Securities
Dominican Republic	—	1,030	43	1,073
Nigeria	—	1,888	555	2,443
Other Foreign Government Securities(a)	—	166,677	—	166,677
Total Foreign Government Securities	—	169,595	598	170,193
Short-Term Investment	—	10,626	—	10,626
Total Investments	$—	$245,736	$598	$246,334

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Foreign Government Securities(c)
Dominican Republic	$45	$—	$—	$(2)	$—	$—	$—	$—	$43	$(2)
Nigeria	—	25	—	15	515	—	—	—	555	15
Total	$45	$25	$—	$13	$515	$—	$—	$—	$598	$13

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$123	$—	$—	$123
Liabilities	(140)	—	—	(140)
Forward Contracts(a)
Assets	—	1,433	—	1,433
Liabilities	—	(1,635)	—	(1,635)
Swaps
Assets	—	806	—	806
Liabilities	—	(527)	—	(527)
Total	$(17)	$77	$—	$60

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund October 31, 2017

NUMBER OF SHARES		VALUE
(000's omitted)		(000's omitted)
Common Stock 0.1%
Business Equipment & Services 0.1%
22	Brock Holdings III, Inc. (Cost $403)	$436	(a)(b)
PRINCIPAL AMOUNT
Loan Assignments(c) 89.1%
Aerospace & Defense 0.7%
	Transdigm Inc.
$1,072	First Lien Term Loan D, 3 month USD LIBOR + 3.00%, (4.33%), due 6/4/21	1,078
371	Term Loan E1, 3 month USD LIBOR + 3.00%, (4.27%), due 5/14/22	373
1,218	First Lien Term Loan F, 3 month USD LIBOR + 3.00%, (4.27%), due 6/9/23	1,223
		2,674
Air Transport 0.6%
	American Airlines Inc.
584	First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/27/20	585
1,173	First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 4/28/23	1,175
541	United Air Lines, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.63%), due 4/1/24	544
		2,304
All Telecom 7.9%
3,725	Centurylink, First Lien Term Loan B, 3 month USD LIBOR + 1.38%, (2.75%), due 1/31/25	3,675
1,172	Communications Sales and Leasing Inc., First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 10/24/22	1,124
1,474	Consolidated Communications Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 10/5/23	1,450
	Frontier Communications Corp.
320	First Lien Term Loan A, 3 month USD LIBOR + 2.50%, (4.00%), due 3/31/21	306
2,260	First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 6/1/24	2,149
397	GTT Communications, Inc., Term Loan, 3 month USD LIBOR + 3.25%, (4.50%), due 1/9/24	399
5,539	Intelsat Jackson HLDG, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (4.07%), due 6/30/19	5,520
1,485	Level 3 Financing, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 2/22/24	1,490
	Lumos Networks
344	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 10/26/24	345
337	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (3.50%), due 10/27/24	337
389	Neustar, First Lien Term Loan B2, 3 month USD LIBOR + 3.75%, (5.06%), due 8/8/24	393
1,264	RCN Grande, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 2/1/24	1,249
634	SBA Communications, First Lien Term Loan B1, 3 month USD LIBOR + 2.25%, (3.50%), due 3/24/21	636
3,000	Sprint Communications, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.75%), due 2/2/24	3,010
214	Switch, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 6/27/24	217
	Syniverse Technologies
2,390	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.33%), due 4/23/19	2,325
405	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.33%), due 4/23/19	393
1,035	Telesat, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.32%), due 11/17/23	1,041
615	Windstream, First Lien Term Loan B6, 3 month USD LIBOR + 4.00%, (5.24%), due 3/16/21	575

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$819	Zayo Group, First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.49%), due 1/19/24	$822
2,085	Ziggo Secured, First Lien Term Loan E, 3 month USD LIBOR + 2.50%, (3.74%), due 4/23/25	2,090
		29,546
Automotive 1.3%
	ABRA Auto
945	Term Loan, 3 month USD LIBOR + 3.00%, (4.32%), due 9/17/21	951
700	Second Lien Term Loan, 3 month USD LIBOR + 7.25%, (8.60%), due 9/17/22	701
154	Belron, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (2.50%), due 11/15/24	155
737	Caliber Collision, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 2/1/24	743
601	Cooper Standard Automotive Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 11/2/23	604
485	Dealer Tire LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (5.13%), due 12/22/21	489
1,155	Midas Intermediate, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.07%), due 8/18/21	1,158
		4,801
Building & Development 3.3%
1,751	American Builders & Co. Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 10/31/23	1,761
	Beacon Roofing Supply
886	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 10/1/22	891
535	First Lien Term Loan B, 3 month USD LIBOR + 2.25%, due 1/2/25	538	(d)(e)
	Capital Automotive LP
1,591	First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 3/24/24	1,593
1,014	Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.24%), due 3/24/25	1,039	(a)
1,852	DTZ, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.59%), due 11/4/21	1,862
249	Forterra, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 10/25/23	208
1,111	HD Supply Waterworks, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.46%), due 8/1/24	1,118
192	HD Supply, Inc., First Lien Term Loan B4, 3 month USD LIBOR + 2.50%, (3.83%), due 10/17/23	194
1,154	Jeld Wen, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 7/1/22	1,163
417	Mueller Water Products Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.77%), due 11/25/21	419
330	Ply Gem Industries, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 1/30/21	333
705	Quikrete, Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 11/15/23	708
560	Realogy Group, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 7/20/22	563
		12,390
Business Equipment & Services 10.7%
2,597	Acosta Inc., First Lien Term Loan B1, 3 month USD LIBOR + 3.25%, (4.49%), due 9/26/21	2,285
	Advantage Sales and Marketing
1,967	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.63%), due 7/25/21	1,859
354	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.63%), due 7/25/21	335
640	Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.87%), due 7/25/22	533
393	Alixpartners, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.08%), due 4/4/24	395
	Brickman Group Holdings Inc.
1,207	Term Loan, 3 month USD LIBOR + 3.00%, (4.31%), due 12/18/20	1,214
95	Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.74%), due 12/18/21	95
584	CCC Information Services Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 4/29/24	586

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$397	Ceridian Corp., First Lien Term Loan B2, 3 month USD LIBOR + 3.50%, (4.74%), due 9/15/20	$397
990	Change Healthcare Holdings, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 3/1/24	995
1,171	Convergeone, First Lien Term Loan B, 3 month USD LIBOR + 4.75%, (6.09%), due 6/20/24	1,172
1,915	CPA Global, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.68%), due 12/3/20	1,919
1,411	CSC Serviceworks, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 11/14/22	1,421
1,380	Element Materials, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.83%), due 6/2/24	1,397
984	Endurance International, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.32%), due 2/9/23	994
153	Equinix, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.33%), due 1/9/23	154
4,226	First Data Corporation, First Lien Term Loan, 3 month USD LIBOR + 2.25%, (3.49%), due 7/10/22	4,236
668	FleetCor Technologies, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 8/2/24	670
1,934	Garda World Security, Term Loan, 3 month USD LIBOR + 4.00%, (5.31%), due 5/3/24	1,950
1,573	Genesys, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (5.08%), due 12/1/23	1,583
288	Global Payments, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 5/2/23	289
	Kronos
923	First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.81%), due 11/1/23	929
230	Second Lien Term Loan, 3 month USD LIBOR + 8.25%, (9.56%), due 11/1/24	237
	Mitchell International, Inc.
2,777	First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.88%), due 10/11/20	2,803
375	Second Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.88%), due 10/11/21	377
591	On Assignment, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/5/22	594
1,933	Presidio, First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.58%), due 2/2/22	1,947
1,785	Protection One, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 5/2/22	1,799
985	Servicemaster Company, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/8/23	989
1,435	Solera, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 3/3/23	1,445
983	Tempo Acquisition LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 4/20/24	985
702	TRANS UNION LLC, First Lien Term Loan B2, 3 month USD LIBOR + 2.00%, (3.24%), due 4/9/23	705
549	Vantiv, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.74%), due 10/14/23	553
1,450	West, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.24%), due 10/3/24	1,453
798	Wex, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/1/23	807
		40,102
Cable & Satellite Television 3.4%
979	Cablevision Systems Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/17/25	977
1,667	Cequel Communications, LLC, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/14/25	1,664
2,319	Charter Communications Operating LLC, First Lien Term Loan I, 3 month USD LIBOR + 2.25%, (3.50%), due 1/15/24	2,336
677	Mediacom Illinois LLC, First Lien Term Loan K, 3 month USD LIBOR + 2.25%, (3.46%), due 2/19/24	678
	Numericable
1,463	First Lien Term Loan B11, 3 month USD LIBOR + 2.75%, (4.13%), due 7/31/25	1,460
605	First Lien Term Loan B12, 3 month USD LIBOR + 3.00%, due 1/6/26	605	(d)(e)
1,035	Telenet, First Lien Term Loan AI, 3 month USD LIBOR + 2.75%, (3.99%), due 6/30/25	1,039
660	Unity Media, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 9/30/25	660
990	UPC Financing Partnership, First Lien Term Loan AR, 3 month USD LIBOR + 2.50%, (3.73%), due 1/15/26	993

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$850	Virgin Media, First Lien Term Loan I, 3 month USD LIBOR + 2.75%, (3.99%), due 1/31/25	$853
1,540	Wide Open West, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 8/19/23	1,542
		12,807
Chemicals & Plastics 2.7%
	Allnex
258	First Lien Term Loan B3, 3 month USD LIBOR + 3.25%, (4.56%), due 9/13/23	259
342	First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.56%), due 9/13/23	344
386	Diversey, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.32%), due 9/6/24	387
628	Dupont Performance Coatings, First Lien Term Loan, 3 month USD LIBOR + 2.00%, (3.33%), due 6/1/24	632
1,112	HB Fuller, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 10/11/24	1,118
	Ineos Finance PLC
951	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.94%), due 3/31/22	951
1,515	First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (2.25%), due 3/31/24	1,516
313	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.94%), due 3/31/24	313
1,055	KIK Custom Products, Inc., First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.74%), due 8/26/22	1,066
380	Pq Corp., First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.63%), due 11/4/22	385
	Solenis
997	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.57%), due 7/31/21	1,001
408	Second Lien Term Loan, 3 month USD LIBOR + 6.75%, (8.07%), due 7/31/22	402
1,609	Univar USA, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/1/22	1,617
		9,991
Conglomerates 0.1%
269	Penn Engineering, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 6/27/24	271
Containers & Glass Products 3.7%
	Berlin Packaging
2,737	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.53%), due 10/1/21	2,756
525	Second Lien Term Loan, 3 month USD LIBOR + 6.75%, (7.99%), due 10/1/22	530
	Berry Plastics
867	First Lien Term Loan M, 3 month USD LIBOR + 2.25%, (3.49%), due 10/1/22	870
1,164	First Lien Term Loan N, 3 month USD LIBOR + 2.25%, (3.49%), due 1/19/24	1,168
1,062	BWAY Corporation, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.59%), due 4/3/24	1,069
600	Consolidated Container, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.74%), due 5/9/24	604
859	Fort Dearborn Co., First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.33%), due 10/19/23	862 (a)
685	Proampac, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.30%), due 11/20/23	691
1,471	Reynolds Group, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (3.99%), due 2/5/23	1,479
2,682	SIG Combibloc Group, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 3/12/22	2,700
580	Tekni-Plex Inc., First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.53%), due 10/4/24	584
564	Tricorbraun, First Lien Term Loan, 3 month USD LIBOR + 3.75%, (5.06%), due 10/30/23	567
		13,880
Cosmetics - Toiletries 0.2%
868	Prestige Brands, Inc., First Lien Term Loan B4, 3 month USD LIBOR + 2.75%, (3.99%), due 1/26/24	873

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Drugs 3.6%
$4,030	Endo Pharma, First Lien Term Loan B, 3 month USD LIBOR + 4.25%, (5.50%), due 4/27/24	$4,083
4,052	Pharmaceutical Product Development, Inc., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.04%), due 8/18/22	4,073
600	Pharmaceutical Technologies & Services, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, due 5/20/24	605	(d)(e)
4,444	Valeant Pharmaceuticals, First Lien Term Loan BF3, 3 month USD LIBOR + 4.75%, (5.99%), due 4/1/22	4,541
		13,302
Ecological Services & Equipment 0.5%
1,288	ADS Waste Holdings, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.95%), due 11/10/23	1,299
520	Waste Industries USA Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 9/20/24	524
		1,823
Electronics - Electrical 8.2%
	Applied Systems
1,220	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.57%), due 9/18/24	1,235
500	Second Lien Term Loan, 3 month USD LIBOR + 7.00%, (8.32%), due 9/18/25	515
2,077	Avast Software BV, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 9/30/23	2,087
1,466	BMC Software, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.24%), due 9/10/22	1,476
465	CommScope, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.37%), due 12/29/22	467
1,011	CPI ACQUISITION INC., First Lien Term Loan, 3 month USD LIBOR + 4.50%, (5.96%), due 8/17/22	724
3,959	Datatel-Sophia LP, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 9/30/22	3,952
2,395	Dell, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, due 9/7/23	2,400	(d)(e)
1,265	Go Daddy, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.72%), due 2/15/24	1,272
	Hyland Software, Inc.
806	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.49%), due 7/1/22	814
135	Second Lien Term Loan, 3 month USD LIBOR + 7.00%, (8.24%), due 7/7/25	138
450	IFS, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, due 7/25/24	449	(d)(e)
1,607	Infor Global Solutions Ltd., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.08%), due 2/1/22	1,609
	Mcafee
1,050	First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.83%), due 9/26/24	1,056
460	Second Lien Term Loan B, 3 month USD LIBOR + 8.50%, (9.83%), due 9/26/25	467
407	MKS Instruments, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 4/29/23	409
404	Oberthur Technologies, First Lien Term Loan B1, 3 month USD LIBOR + 3.75%, (5.08%), due 12/15/23	396
935	On Semiconductor, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 3/31/23	939
	Optiv, Inc.
1,846	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.56%), due 2/1/24	1,738
425	Second Lien Term Loan, 3 month USD LIBOR + 7.25%, (8.56%), due 2/1/25	391
1,438	Rackspace Hosting, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 11/3/23	1,437
1,602	Riverbed Technology, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 4/24/22	1,533
476	Sensata Technologies, First Lien Term Loan B1, 3 month USD LIBOR + 2.25%, (3.49%), due 10/14/21	478

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	SkillSoft
$597	First Lien Term Loan, 3 month USD LIBOR + 4.75%, (5.99%), due 4/28/21	$573
647	Second Lien Term Loan, 3 month USD LIBOR + 8.25%, (9.49%), due 4/28/22	546
1,614	Vertafore, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.49%), due 6/17/23	1,624
891	Western Digital Corp., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (3.99%), due 4/29/23	894
921	Zebra Technologies, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.37%), due 10/27/21	926
		30,545
Equipment Leasing 1.0%
760	Aercap, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.33%), due 10/30/22	766
2,833	Avolon, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.49%), due 4/3/22	2,854
		3,620
Financial Intermediaries 2.0%
574	Americold, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 12/1/22	581	(a)
1,657	CITCO, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 4/3/22	1,670
565	Fortress Investment Group, First Lien Term Loan B, 3 month USD LIBOR + 1.38%, (2.75%), due 7/14/22	573
1,720	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 8/18/23	1,724
685	Guggenheim Partners, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/22/23	688
362	Lender Processing Services, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.50%), due 5/27/22	365	(a)
564	Royalty Pharma AG, First Lien Term Loan B6, 3 month USD LIBOR + 2.00%, (3.33%), due 3/27/23	566
708	SAM Finance, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.57%), due 12/17/20	711
438	Walter Investment Mgmt, First Lien Term Loan, 3 month USD LIBOR + 3.75%, (4.99%), due 12/18/20	412
		7,290
Food & Drug Retailers 2.0%
	Albertsons LLC
787	First Lien Term Loan B4, 3 month USD LIBOR + 2.75%, (3.99%), due 8/25/21	763
1,807	First Lien Term Loan B5, 3 month USD LIBOR + 3.00%, (4.33%), due 12/21/22	1,748
1,105	First Lien Term Loan B6, 3 month USD LIBOR + 3.00%, (4.32%), due 6/22/23	1,070
1,500	General Nutrition Centers, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.75%), due 3/4/19	1,423
2,589	Rite Aid Corp., Second Lien Term Loan 2, 3 month USD LIBOR + 3.88%, (5.21%), due 6/21/21	2,593
		7,597
Food Products 1.0%
515	B&G Foods Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 11/2/22	518
576	DE Master Blenders 1753 NV, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.56%), due 7/2/22	581
988	Del Monte Foods, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.57%), due 2/18/21	842
340	Nomad Foods Europe Midco Ltd., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 4/20/24	342

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$519	Pinnacle Foods Finance, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.23%), due 2/2/24	$521
958	Post Holdings, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 5/24/24	962
		3,766
Food Service 1.4%
1,357	Burger King Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.52%), due 2/17/24	1,359
1,044	Manitowoc Foodservice, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (3.99%), due 3/3/23	1,052
1,609	US Foods, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.00%), due 6/27/23	1,622
337	Weight Watchers International Inc., Term Loan, 3 month USD LIBOR + 3.25%, (4.58%), due 4/2/20	333
984	Yum Brands, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/16/23	990
		5,356
Health Care 6.0%
1,985	Acadia Healthcare Co., First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.99%), due 2/16/23	1,994
	Air Medical Group Holding
1,212	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 4/28/22	1,210
534	First Lien Term Loan B1, 3 month USD LIBOR + 4.00%, (5.24%), due 4/28/22	536
30	First Lien Term Loan B, 3 month USD LIBOR + 4.25%, due 9/26/24	30	(d)(e)
	CHS/Community Health
462	First Lien Term Loan G1, 3 month USD LIBOR + 2.75%, (4.07%), due 12/31/19	450
1,909	First Lien Term Loan H1, 3 month USD LIBOR + 3.00%, (4.32%), due 1/27/21	1,845
1,436	Concentra Operating Company, First Lien Term Loan 1, 3 month USD LIBOR + 3.00%, (4.32%), due 6/1/22	1,440
985	Convatec Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.58%), due 10/26/23	986
956	Davita Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 6/24/21	964
2,064	Envision Healthcare, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 12/1/23	2,072
1,179	Grifols SA, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.45%), due 1/19/25	1,183
498	IMS Health Incorporated, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.33%), due 3/7/24	501
881	INC Research, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 8/1/24	886
1,628	Mallinckrodt International, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 9/24/24	1,631
244	Mediware Information System, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 2/9/24	245
2,281	Multiplan, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 6/7/23	2,302
1,056	National Mentor, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 1/31/21	1,064
558	Surgery Partners, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.50%), due 9/3/24	553
2,489	Team Health, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 2/6/24	2,467	(a)
		22,359
Industrial Equipment 4.4%
	Crosby Worldwide
2,489	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.31%), due 11/22/20	2,357
520	Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.31%), due 11/22/21	434
2,109	Doosan Infracore, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 5/19/24	2,124

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,419	Filtration Group, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.38%), due 11/21/20	$1,429
365	Gardner Denver, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 7/30/24	367
776	Gates Global LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 3/31/24	781
520	Generac Power Systems Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.59%), due 5/31/23	521
447	Harsco, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.25%), due 11/2/23	449
1,364	Husky Injection Molding, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 6/30/21	1,374
444	Hyster-Yale Group, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.24%), due 5/30/23	449	(a)
2,407	Milacron LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 9/24/23	2,413	(a)
746	Minimax Viking, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 8/16/23	752
1,995	Rexnord Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.09%), due 8/21/23	2,006
1,032	Signode Industrial, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.04%), due 5/1/21	1,042	(a)
		16,498
Insurance 0.6%
	Sedgwick Holdings Inc.
1,554	First Lien Term Loan, 3 month USD LIBOR + 2.75%, (3.99%), due 2/28/21	1,560
158	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 2/28/21	159
120	Second Lien Term Loan, 3 month USD LIBOR + 5.75%, (6.99%), due 2/28/22	121
285	Second Lien Term Loan, 3 month USD LIBOR + 5.75%, (7.07%), due 2/28/22	289
		2,129
Leisure Goods - Activities - Movies 3.0%
495	Amc Entertainment, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 12/15/22	495
516	Bright Horizons, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 11/3/23	519
671	Clubcorp, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.59%), due 8/15/24	673
2,875	Formula One, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.24%), due 2/1/24	2,896
785	Match Group Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.81%), due 11/16/22	794	(a)
2,693	Nielsen Business Media, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 5/22/24	2,724	(a)
326	Regal Cinemas Corporation, First Lien Term Loan, 3 month USD LIBOR + 2.00%, (3.24%), due 4/1/22	326
1,850	Seaworld, First Lien Term Loan B5, 3 month USD LIBOR + 3.00%, (4.33%), due 3/31/24	1,816	(d)(e)
995	Warner Music, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 11/1/23	999
		11,242
Lodging & Casinos 6.5%
530	Aristocrat Leisure, First Lien Term Loan, 3 month USD LIBOR + 2.25%, (3.36%), due 10/20/21	533
299	Belmond, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.07%), due 7/3/24	300
1,396	Boyd Gaming Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.70%), due 9/15/23	1,404
920	Caesars Entertainment, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 10/6/24	921
1,095	Caesars Resort Collection, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, due 9/28/24	1,102	(d)(e)
1,521	CityCenter, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 4/18/24	1,527
2,065	Cowlitz Tribal Gaming, First Lien Term Loan B, 3 month USD LIBOR + 10.50%, (11.74%), due 12/6/21	2,313	(a)(f)
569	Eldorado Resorts, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.50%), due 4/17/24	569
1,164	Extended Stay, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 8/30/23	1,171

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,035	Four Seasons Holdings Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/30/23	$1,041
	Golden Entertainment
1,299	First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 8/15/24	1,300
550	Second Lien Term Loan, 3 month USD LIBOR + 7.00%, due 8/15/25	554	(d)(e)
897	Hilton Worldwide, First Lien Term Loan B2, 3 month USD LIBOR + 2.00%, (3.23%), due 10/25/23	902
900	MGM Growth Properties, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 4/25/23	905
	Mohegan Tribal Gaming
304	First Lien Term Loan A, 3 month USD LIBOR + 3.75%, (4.99%), due 10/13/21	306
1,734	First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.24%), due 10/13/23	1,752
527	Penn National Gaming, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 1/19/24	531
2,682	Scientific Games Corp., First Lien Term Loan B4, 3 month USD LIBOR + 3.25%, (4.52%), due 8/14/24	2,712
1,903	Station Casinos, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 6/8/23	1,908
2,594	Twin Rivers Casino, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.83%), due 7/10/20	2,618
		24,369
Oil & Gas 1.7%
374	Chesapeake Energy Corp., First Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.81%), due 8/23/21	401
1,007	EagleClaw, First Lien Term Loan, 3 month USD LIBOR + 4.25%, (5.52%), due 6/6/24	1,018
1,807	Energy Transfer Equity, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 2/2/24	1,803
650	Gavilan Resources, Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.24%), due 3/1/24	629
1,420	Rover, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, due 9/20/24	1,435	(d)(e)
875	Traverse Midstream, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.33%), due 9/22/24	886
		6,172
Publishing 0.5%
1,045	Harland Clark Holdings Corp., First Lien Term Loan B6, 3 month USD LIBOR + 5.50%, (6.83%), due 2/9/22	1,045
891	Nielsen Finance LLC, First Lien Term Loan B4, 3 month USD LIBOR + 2.00%, (3.24%), due 10/4/23	894
		1,939
Radio & Television 2.2%
1,702	Cumulus Media, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 12/23/20	1,477
491	Gray Television Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.72%), due 2/7/24	495
1,529	iHeartCommunications Inc., First Lien Term Loan D, 3 month USD LIBOR + 6.75%, (8.08%), due 1/30/19	1,143
243	Lions Gate, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 12/8/23	245
157	Mission Broadcasting, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 1/17/24	157
1,247	Nexstar Broadcasting, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.73%), due 1/17/24	1,253

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$893	Sinclair Broadcasting, First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.50%), due 1/3/24	$895
2,583	Univision Communications Inc., First Lien Term Loan C5, 3 month USD LIBOR + 2.75%, (3.99%), due 3/15/24	2,573
		8,238
Retailers (except food & drug) 2.5%
1,772	99¢ Only Stores, First Lien Term Loan B2, 3 month USD LIBOR + 3.50%, (4.83%), due 1/11/19	1,660
2,130	Bass Pro Shops, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.24%), due 9/25/24	2,066	(d)(e)
	BJS Wholesale Club Inc.
1,614	First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 1/27/24	1,572
455	Second Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.74%), due 1/27/25	439
172	Jo-Ann Stores, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.55%), due 10/21/23	165
1,152	PetSmart, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 3/10/22	982
	Sally Beauty
370	First Lien Term Loan B1, 3 month USD LIBOR + 2.50%, (3.75%), due 6/22/24	370
555	First Lien Term Loan B2, 3 month USD LIBOR + 0.00%, (4.50%), due 6/22/24	554
1,833	Staples, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.31%), due 8/14/24	1,723
		9,531
Steel 0.8%
1,655	McJunkin Red Man Corporation, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.74%), due 9/14/24	1,676	(a)
1,390	TMS International, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 8/9/24	1,393	(a)
		3,069
Surface Transport 0.8%
1,242	Avis Budget Car Rental, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.34%), due 3/15/22	1,241
741	Hertz Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.00%), due 6/30/23	740
	Kenan Advantage Group
143	First Lien Term Loan B2, 3 month USD LIBOR + 3.00%, (4.20%), due 7/29/22	144
1,024	First Lien Term Loan B1, 3 month USD LIBOR + 3.00%, (4.24%), due 7/29/22	1,028
		3,153
Utilities 5.8%
	Calpine Construction
454	First Lien Term Loan B1, 3 month USD LIBOR + 2.25%, (3.50%), due 5/3/20	454
775	First Lien Term Loan B2, 3 month USD LIBOR + 2.50%, (3.75%), due 1/31/22	775
	Calpine Corp.
119	First Lien Term Loan B6, 3 month USD LIBOR + 2.75%, (4.09%), due 1/15/23	119
1,310	First Lien Term Loan B7, 3 month USD LIBOR + 2.75%, (4.09%), due 5/31/23	1,315
307	First Lien Term Loan B5, 3 month USD LIBOR + 2.75%, (4.09%), due 1/16/24	308
3,099	Dynegy Holdings Inc., First Lien Term Loan C, 3 month USD LIBOR + 3.25%, (4.49%), due 2/7/24	3,116
2,060	Energy Future Intermediate Holding Co. LLC, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 6/28/18	2,073
1,020	Helix Gen Funding LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (5.08%), due 6/2/24	1,030
1,581	Nautilus Power LLC, First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.74%), due 5/16/24	1,585

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$882	NRG Energy Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 6/30/23	$885
	RJS Power Holdings LLC
972	First Lien Term Loan B1, 3 month USD LIBOR + 4.00%, (5.24%), due 7/6/23	968
1,512	First Lien Term Loan B2, 3 month USD LIBOR + 4.00%, (5.24%), due 4/6/24	1,506
	Texas Competitive
3,385	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.01%), due 8/4/23	3,394
778	First Lien Term Loan C, 3 month USD LIBOR + 2.75%, (4.08%), due 8/4/23	780
258	First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.01%), due 12/14/23	260
2,971	TPF II, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (4.99%), due 10/2/23	2,993
		21,561
	Total Loan Assignments (Cost $333,740)	333,198
Corporate Bonds 5.6%
Business Equipment & Services 0.1%
252	Brock Holdings Notes 2022, 15.00%, due 10/24/22	252	(a)(b)
Cable & Satellite Television 0.2%
360	CSC Holdings LLC, 6.75%, due 11/15/21	397	(g)
400	Numericable-SFR SA, 6.00%, due 5/15/22	417	(g)(h)
		814
Chemicals 0.1%
370	PQ Corp., 6.75%, due 11/15/22	400	(g)(h)
Electric - Generation 0.3%
585	Dynegy, Inc., 7.63%, due 11/1/24	639
390	NRG Energy, Inc., 6.25%, due 7/15/22	410	(g)
		1,049
Electric - Integrated 0.1%
255	PPL Energy Supply LLC, 4.60%, due 12/15/21	232
Energy - Exploration & Production 0.3%
360	Chesapeake Energy Corp., 8.00%, due 12/15/22	387	(h)
1,200	EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, due 2/15/25	888	(g)(h)
		1,275
Gaming 0.1%
295	Int'l Game Technology PLC, 5.63%, due 2/15/20	313	(h)
Gas Distribution 0.5%
	Cheniere Corpus Christi Holdings LLC
380	5.88%, due 3/31/25	411	(g)
420	5.13%, due 6/30/27	433	(g)(h)
480	Energy Transfer Equity L.P., 4.25%, due 3/15/23	488
325	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	353
370	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, due 11/15/23	368
		2,053

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Health Facilities 0.4%
$570	MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, due 10/15/27	$586
579	Tenet Healthcare Corp., 4.63%, due 7/15/24	570	(h)
390	THC Escrow Corp., 7.00%, due 8/1/25	357	(h)
		1,513
Lodging & Casinos 0.2%
	Scientific Games Int'l, Inc.
375	7.00%, due 1/1/22	397	(i)
410	5.00%, due 10/15/25	416	(h)
		813
Oil Field Equipment & Services 0.1%
340	Precision Drilling Corp., 7.75%, due 12/15/23	348
Packaging 0.6%
765	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, due 9/15/22	788	(g)(h)
880	BWAY Holding Co., 5.50%, due 4/15/24	916	(g)(h)
475	Reynolds Group Issuer, Inc., 3 month USD LIBOR + 3.50%, (4.86%), due 7/15/21	485	(c)(g)(h)
		2,189
Pharmaceuticals 1.0%
870	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, due 10/15/24	911	(g)(h)
	Valeant Pharmaceuticals Int'l, Inc.
1,045	6.50%, due 3/15/22	1,109	(g)(h)
1,055	7.00%, due 3/15/24	1,142	(g)(h)
445	5.50%, due 11/1/25	455	(h)
		3,617
Printing & Publishing 0.1%
365	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	385	(h)
Restaurants 0.2%
615	1011778 BC ULC/New Red Finance, Inc., 5.00%, due 10/15/25	624	(h)
Steel Producers - Products 0.3%
950	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	1,019	(h)
Support - Services 0.2%
630	Hertz Corp., 7.63%, due 6/1/22	657	(g)(h)
Telecom - Wireless 0.8%
880	Sprint Spectrum Co., LLC, 3.36%, due 9/20/21	893	(g)(h)
2,320	Wind Tre SpA, 5.00%, due 1/20/26	2,335	(h)(j)
		3,228
	Total Corporate Bonds (Cost $20,449)	20,781

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Asset-Backed Securities 2.2%
$285	ALM VII Ltd., Ser. 2012-7A, Class DR, 3 month USD LIBOR + 7.10%, (8.46%), due 10/15/28	$291	(c)(h)
390	Apidos CLO, Ser. 2015-22A, Class D, 3 month USD LIBOR + 6.00%, (7.36%), due 10/20/27	395	(c)(h)
500	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, 3 month USD LIBOR + 6.47%, (7.83%), due 10/15/29	504	(c)(g)(h)
285	California Street CLO IX L.P., Ser. 2012-9A, Class ER, 3 month USD LIBOR + 7.18%, (8.54%), due 10/16/28	292	(c)(h)
385	Highbridge Loan Management Ltd., Ser. 2015-7A, Class E, 3 month USD LIBOR + 5.75%, (7.07%), due 11/15/26	384	(c)(h)
270	LCM Ltd. Partnership, Ser. 19A, Class E2, 3 month USD LIBOR + 5.70%, (7.06%), due 7/15/27	273	(c)(h)
385	Magnetite CLO Ltd., Ser. 2015-15A, Class E, 3 month USD LIBOR + 6.45%, (7.82%), due 10/25/27	390	(c)(h)
	Palmer Square CLO Ltd.
1,000	Ser. 2013-2A, Class DR, 3 month USD LIBOR + 6.10%, (7.45%), due 10/17/27	1,007	(c)(g)(h)
1,000	Ser. 2015-1A, Class DR, 3 month USD LIBOR + 6.20%, (7.52%), due 5/21/29	1,010	(c)(g)(h)
335	Riserva CLO Ltd., Ser. 2016-3A, Class E, 3 month USD LIBOR + 6.75%, (8.10%), due 10/18/28	342	(c)(h)
500	Symphony CLO XIV Ltd., Ser. 2014-14A, Class E, 3 month USD LIBOR + 4.60%, (5.96%), due 7/14/26	492	(c)(g)(h)
685	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class E, 3 month USD LIBOR + 7.25%, (8.60%), due 7/17/28	694	(c)(g)(h)
250	TIAA CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 5.85%, (7.21%), due 4/20/29	242	(c)(h)
1,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, 3 month USD LIBOR + 6.68%, (7.98%), due 7/25/29	1,007	(c)(h)
405	Voya CLO Ltd., Ser. 2015-3A, Class D2, 3 month USD LIBOR + 5.45%, (6.81%), due 10/20/27	405	(c)(h)
445	Webster Park CLO Ltd., Ser. 2015-1A, Class D, 3 month USD LIBOR + 6.10%, (7.41%), due 1/20/27	450	(c)(h)
	Total Asset-Backed Securities (Cost $7,698)	8,178
NUMBER OF SHARES
Short-Term Investment 3.0%
Investment Company 3.0%
11,380,435	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $11,381)	11,381	(g)(k)
	Total Investments 100.0% (Cost $373,671)	373,974
	Liabilities Less Other Assets 0.0%(m)	(114	)(l)
	Net Assets 100.0%	$373,860

(a)  Value determined using significant unobservable inputs.

(b)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at October 31, 2017 amounted to approximately $688,000, which represents 0.2% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(d)  All or a portion of this security has not settled as of October 31, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  Illiquid security.

(g)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or delayed delivery securities with a total value of approximately $25,092,000.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $24,078,000, which represents 6.4% of net asset of the Fund. Securities denoted with (h) but without (f) have been deemed by the investment manager to be liquid.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017 amounted to approximately $397,000, which represents 0.1% of net assets of the Fund.

(j)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $2,335,000, which represents 0.6% of net assets of the Fund.

(k)  The rate shown is the annualized seven day yield at period-end.

(l)  As of October 31, 2017, the value of unfunded loan commitments was approximately $57,000 for the Fund (see Note A of Notes to Financial Statements).

(m)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stock(a)	$—	$—	$436	$436
Loan Assignments
Building & Development	—	11,351	1,039	12,390
Containers & Glass Products	—	13,018	862	13,880
Financial Intermediaries	—	6,344	946	7,290
Health Care	—	19,892	2,467	22,359
Industrial Equipment	—	12,594	3,904	16,498
Leisure Goods—Activities—Movies	—	7,724	3,518	11,242
Lodging & Casinos	—	22,056	2,313	24,369
Steel	—	—	3,069	3,069
Other Loan Assignments(a)	—	222,101	—	222,101
Total Loan Assignments	—	315,080	18,118	333,198
Corporate Bonds
Business Equipment & Services	—	—	252	252
Other Corporate Bonds(a)	—	20,529	—	20,529
Total Corporate Bonds	—	20,529	252	20,781
Asset-Backed Securities	—	8,178	—	8,178
Short-Term Investment	—	11,381	—	11,381
Total Investments	$—	$355,168	$18,806	$373,974
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Common Stock(c)
Business Equipment & Services	$—	$—	$—		$33	$403	$—	$—	$—	$436	$33
Loan Assignments(d)
Automotive	1,141	—	—		—	—	—	—	(1,141)	—	—
Building & Development	635	1	0	(e)	35	1,019	(16)	—	(635)	1,039	35
Containers & Glass Products	1,226	—	(2)		(11)	371	(1,477)	755	—	862	(2)
Electronics— Electrical	433	—	—		—	—	—	—	(433)	—	—
Financial Intermediaries	—	—	(0	)(e)	(4)	732	(14)	232	—	946	(4)
Health Care	—	—	0	(e)	(15)	2,493	(11)	—	—	2,467	(15)
Industrial Equipment	—	1	(1)		30	3,505	(162)	531	—	3,904	30
Leisure Goods— Activities— Movies	686	—	2		47	3,702	(233)	—	(686)	3,518	47
Lodging & Casinos	—	7	—		75	901	—	1,330	—	2,313	75
Steel	489	1	3		37	3,360	(821)	—	—	3,069	33
Corporate Bonds(c)
Business Equipment & Services	—	—	—		—	252	—	—	—	252	—
Total	$4,610	$10	$2		$227	$16,738	$(2,734)	$2,848	$(2,895)	$18,806	$232

(c)  As of the year ended October 31, 2017, these securites were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (cont'd)

(d)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(e)  Amount less than one thousand.

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $2,895,000 was transferred from Level 3 to Level 2. Also, approximately $2,848,000 was transferred from Level 2 to Level 3. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology using a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2017, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 6.1%
All Telecom 0.2%
$6,600	Centurylink, First Lien Term Loan B, 3 month USD LIBOR + 1.38%, (2.75%), due 1/31/25	$6,512
Business Equipment & Services 1.4%
18,253	Advantage Sales and Marketing, Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.87%), due 7/25/22	15,208
17,468	First Data Corporation, First Lien Term Loan, 3 month USD LIBOR + 2.25%, (3.49%), due 7/10/22	17,509
5,157	Presidio, First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.58%), due 2/2/22	5,192
7,082	Servicemaster Company, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/8/23	7,113
		45,022
Cable & Satellite Television 0.4%
4,864	Cablevision Systems Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/17/25	4,856
8,679	Wide Open West, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 8/19/23	8,690
		13,546
Containers & Glass Products 0.5%
16,118	Reynolds Group, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (3.99%), due 2/5/23	16,209
Drugs 0.1%
3,866	Pharmaceutical Product Development, Inc., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.04%), due 8/18/22	3,887
Electronics - Electrical 0.3%
7,180	Mcafee, First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.83%), due 9/26/24	7,224
2,844	Rackspace Hosting, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 11/3/23	2,842
		10,066
Equipment Leasing 0.2%
5,731	Avolon, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.49%), due 4/3/22	5,773
Food & Drug Retailers 0.3%
9,440	General Nutrition Centers, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.75%), due 3/4/19	8,958
Health Care 0.7%
8,557	Envision Healthcare, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 12/1/23	8,589
2,745	Multiplan, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 6/7/23	2,771
11,900	Team Health, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 2/6/24	11,796 (b)
		23,156

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Leisure Goods - Activities - Movies 0.2%
$3,070	Match Group Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.81%), due 11/16/22	$3,104	(b)
4,089	Seaworld, First Lien Term Loan B5, 3 month USD LIBOR + 3.00%, (4.33%), due 3/31/24	4,013
		7,117
Lodging & Casinos 0.6%
11,520	Cowlitz Tribal Gaming, First Lien Term Loan B, 3 month USD LIBOR + 10.50%, (11.74%), due 12/6/21	12,902	(b)(c)
6,920	Extended Stay, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 8/30/23	6,960
		19,862
Publishing 0.2%
4,625	Harland Clark Holdings Corp., First Lien Term Loan B6, 3 month USD LIBOR + 5.50%, (6.83%), due 2/9/22	4,624
Radio & Television 0.4%
2,528	Sinclair Broadcasting, First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.50%), due 1/3/24	2,534
9,954	Univision Communications Inc., First Lien Term Loan C5, 3 month USD LIBOR + 2.75%, (3.99%), due 3/15/24	9,916
		12,450
Retailers (except food & drug) 0.3%
3,345	Bass Pro Shops, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.24%), due 9/25/24	3,245
6,463	BJS Wholesale Club Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 1/27/24	6,293
		9,538
Utilities 0.3%
8,075	Calpine Corp., First Lien Term Loan B6, 3 month USD LIBOR + 2.75%, (4.09%), due 1/15/23	8,111
2,744	Texas Competitive, First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.01%), due 12/14/23	2,763
		10,874
	Total Loan Assignments (Cost $197,832)	197,594
Corporate Bonds 89.4%
Advertising 1.5%
	Lamar Media Corp.
1,320	5.00%, due 5/1/23	1,363
3,685	5.75%, due 2/1/26	3,975
12,930	MDC Partners, Inc., 6.50%, due 5/1/24	13,189	(d)
	Nielsen Finance LLC/Nielsen Finance Co.
8,955	4.50%, due 10/1/20	9,078
20,000	5.00%, due 4/15/22	20,598	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,170	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, due 3/15/25	$1,239
		49,442
Auto Parts & Equipment 0.6%
7,915	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	8,162	(d)(e)
9,595	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	9,907	(d)
		18,069
Banking 2.6%
	Ally Financial, Inc.
13,955	6.25%, due 12/1/17	13,997
22,975	3.60%, due 5/21/18	23,119
6,295	3.25%, due 11/5/18	6,342
24,840	8.00%, due 3/15/20	27,914
	CIT Group, Inc.
1,948	5.50%, due 2/15/19	2,038	(d)
10,155	3.88%, due 2/19/19	10,307
		83,717
Brokerage 0.3%
9,010	LPL Holdings, Inc., 5.75%, due 9/15/25	9,370	(d)
Building & Construction 1.9%
4,945	CalAtlantic Group, Inc., 5.25%, due 6/1/26	5,266
	Lennar Corp.
11,305	4.75%, due 12/15/17	11,311
6,690	4.75%, due 11/15/22	7,066
8,115	4.88%, due 12/15/23	8,582
2,330	4.75%, due 5/30/25	2,441
3,192	Meritage Homes Corp., 6.00%, due 6/1/25	3,431
6,375	PulteGroup, Inc., 4.25%, due 3/1/21	6,638
3,565	Ryland Group, Inc., 5.38%, due 10/1/22	3,886
3,065	Standard Pacific Corp., 8.38%, due 1/15/21	3,567
5,023	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/24	5,243	(d)
4,735	Toll Brothers Finance Corp., 4.38%, due 4/15/23	4,948
		62,379
Building Materials 0.3%
3,890	HD Supply, Inc., 5.75%, due 4/15/24	4,196	(d)
4,050	USG Corp., 5.50%, due 3/1/25	4,344	(d)
		8,540
Cable & Satellite Television 8.0%
	Altice Luxembourg SA
10,220	7.75%, due 5/15/22	10,820	(d)
6,520	7.63%, due 2/15/25	7,074	(d)
6,035	Altice US Finance I Corp., 5.50%, due 5/15/26	6,276	(d)
4,640	Altice US Finance II Corp., 7.75%, due 7/15/25	5,069	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	CCO Holdings LLC/CCO Holdings Capital Corp.
$12,100	5.25%, due 9/30/22	$12,463
16,670	5.13%, due 5/1/23	17,378	(d)
17,645	5.75%, due 2/15/26	18,445	(d)
6,045	5.13%, due 5/1/27	6,098	(d)
8,785	5.88%, due 5/1/27	9,200	(d)
15,280	5.00%, due 2/1/28	15,165	(d)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
5,901	6.38%, due 9/15/20	6,020	(d)
11,632	5.13%, due 12/15/21	11,836	(d)
	CSC Holdings LLC
17,078	10.88%, due 10/15/25	20,921	(d)
3,085	5.50%, due 4/15/27	3,178	(d)
6,715	CSC Holdings, Inc., 7.63%, due 7/15/18	6,916
	DISH DBS Corp.
3,009	6.75%, due 6/1/21	3,159
10,665	5.88%, due 11/15/24	10,678
3,760	7.75%, due 7/1/26	4,113
	Numericable-SFR SA
28,170	6.00%, due 5/15/22	29,367	(d)
15,170	7.38%, due 5/1/26	16,308	(d)
5,900	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	6,151	(d)
3,365	UPCB Finance IV Ltd., 5.38%, due 1/15/25	3,441	(d)
2,890	Virgin Media Finance PLC, 6.00%, due 10/15/24	3,027	(d)
11,105	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	11,619	(d)
14,940	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	15,239	(d)
		259,961
Chemicals 1.5%
5,020	CF Industries, Inc., 5.38%, due 3/15/44	4,819
	Momentive Performance Materials, Inc.
4,775	8.88%, due 10/15/20	1	(b)(c)(f)(g)
4,775	3.88%, due 10/24/21	4,967
	NOVA Chemicals Corp.
3,715	5.25%, due 8/1/23	3,831	(d)
12,600	4.88%, due 6/1/24	12,836	(d)
8,835	5.00%, due 5/1/25	8,945	(d)
9,005	5.25%, due 6/1/27	9,163	(d)
	WR Grace & Co-Conn
2,430	5.13%, due 10/1/21	2,612	(d)
1,555	5.63%, due 10/1/24	1,701	(d)
		48,875
Consumer - Commercial Lease Financing 5.6%
	Aircastle Ltd.
9,230	4.63%, due 12/15/18	9,461
2,140	6.25%, due 12/1/19	2,290
17,335	5.13%, due 3/15/21	18,397
3,385	5.50%, due 2/15/22	3,639
4,740	5.00%, due 4/1/23	5,012
	Navient Corp.
3,715	5.50%, due 1/15/19	3,831
24,220	4.88%, due 6/17/19	24,916
5,145	8.00%, due 3/25/20	5,672

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$4,660	5.88%, due 3/25/21	$4,899
3,115	6.63%, due 7/26/21	3,337
11,410	5.88%, due 10/25/24	11,581
2,640	6.75%, due 6/25/25	2,761
12,750	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	13,260	(d)
	Park Aerospace Holdings Ltd.
20,115	5.25%, due 8/15/22	20,920	(d)
17,540	5.50%, due 2/15/24	18,198	(d)
12,070	SLM Corp., 6.13%, due 3/25/24	12,387
	Springleaf Finance Corp.
4,185	8.25%, due 12/15/20	4,718
6,025	7.75%, due 10/1/21	6,771
9,110	6.13%, due 5/15/22	9,611
		181,661
Discount Stores 0.2%
7,235	Dollar Tree, Inc., 5.75%, due 3/1/23	7,606
Electric - Generation 3.9%
	Calpine Corp.
10,220	6.00%, due 1/15/22	10,552	(d)
26,190	5.38%, due 1/15/23	25,470
	Dynegy, Inc.
9,810	5.88%, due 6/1/23	10,129
12,065	7.63%, due 11/1/24	13,181
2,880	8.00%, due 1/15/25	3,150	(d)
9,465	8.13%, due 1/30/26	10,506	(d)
	NRG Energy, Inc.
5,160	6.25%, due 7/15/22	5,418
5,885	6.63%, due 3/15/23	6,091
15,735	7.25%, due 5/15/26	17,053
22,235	6.63%, due 1/15/27	23,680
		125,230
Electric - Integrated 0.9%
17,650	PPL Energy Supply LLC, 4.60%, due 12/15/21	16,061
	Talen Energy Supply LLC
8,710	9.50%, due 7/15/22	8,971	(d)
5,460	6.50%, due 6/1/25	4,737
		29,769
Electronics 1.3%
11,915	Amkor Technology, Inc., 6.38%, due 10/1/22	12,287
3,630	Flex Ltd., 5.00%, due 2/15/23	3,940
	Micron Technology, Inc.
4,960	5.25%, due 8/1/23	5,192	(d)
3,390	5.50%, due 2/1/25	3,602
2,925	5.63%, due 1/15/26	3,108	(d)
5,800	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	6,061	(d)
6,615	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	7,260	(d)
1,173	Zebra Technologies Corp., 7.25%, due 10/15/22	1,239
		42,689

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Energy - Exploration & Production 6.1%
$	Antero Resources Corp.
7,540	5.38%, due 11/1/21	$7,738
9,360	5.13%, due 12/1/22	9,617
365	5.00%, due 3/1/25	371
8,580	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	9,309	(d)
	Bill Barrett Corp.
7,113	7.00%, due 10/15/22	6,900
1,255	8.75%, due 6/15/25	1,233
	Chesapeake Energy Corp.
4,760	6.13%, due 2/15/21	4,796
4,025	5.38%, due 6/15/21	3,874
10,605	5.50%, due 9/15/26	9,392	(d)
10,350	8.00%, due 6/15/27	10,052	(d)
	Continental Resources, Inc.
2,578	4.50%, due 4/15/23	2,610
8,190	3.80%, due 6/1/24	7,955
3,560	4.90%, due 6/1/44	3,315
	EP Energy LLC/Everest Acquisition Finance, Inc.
20,250	9.38%, due 5/1/20	17,004
6,489	7.75%, due 9/1/22	3,991
22,050	6.38%, due 6/15/23	13,120
6,720	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	7,123	(d)
5,415	Newfield Exploration Co., 5.38%, due 1/1/26	5,753
	Oasis Petroleum, Inc.
4,475	6.50%, due 11/1/21	4,553
5,175	6.88%, due 3/15/22	5,317
3,540	PDC Energy, Inc., 6.13%, due 9/15/24	3,695
	Range Resources Corp.
7,055	5.00%, due 8/15/22	6,967
7,365	5.00%, due 3/15/23	7,291
	Sanchez Energy Corp.
2,645	7.75%, due 6/15/21	2,460
12,160	6.13%, due 1/15/23	10,154
	SM Energy Co.
6,735	6.13%, due 11/15/22	6,769
3,880	5.00%, due 1/15/24	3,705
	Whiting Petroleum Corp.
7,600	5.75%, due 3/15/21	7,657
8,285	6.25%, due 4/1/23	8,264
6,460	WPX Energy, Inc., 5.25%, due 9/15/24	6,484
		197,469
Food & Drug Retail 0.8%
	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
16,250	6.63%, due 6/15/24	15,275
13,175	5.75%, due 3/15/25	11,594
		26,869
Food - Wholesale 0.6%
	Post Holdings, Inc.
7,955	6.00%, due 12/15/22	8,333	(d)
4,140	5.50%, due 3/1/25	4,306	(d)
5,225	5.75%, due 3/1/27	5,427	(d)
		18,066

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gaming 2.1%
	Boyd Gaming Corp.
$7,400	6.88%, due 5/15/23	$7,946
7,055	6.38%, due 4/1/26	7,743
	GLP Capital L.P./GLP Financing II, Inc.
16,815	4.88%, due 11/1/20	17,780
6,265	5.38%, due 11/1/23	6,813
3,950	Int'l Game Technology PLC, 5.63%, due 2/15/20	4,194	(d)
	MGM Resorts Int'l
8,485	8.63%, due 2/1/19	9,089
3,360	6.63%, due 12/15/21	3,755
5,405	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	5,972
5,860	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	6,153	(d)
		69,445
Gas Distribution 5.7%
7,565	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	7,887
	Cheniere Corpus Christi Holdings LLC
6,690	5.88%, due 3/31/25	7,242
3,490	5.13%, due 6/30/27	3,599	(d)
15,280	Cheniere Energy Partners L.P., 5.25%, due 10/1/25	15,738	(d)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
4,355	6.25%, due 4/1/23	4,529
3,075	5.75%, due 4/1/25	3,156
	DCP Midstream LLC
2,490	9.75%, due 3/15/19	2,714	(d)
7,460	6.75%, due 9/15/37	8,019	(d)
7,210	3 month USD LIBOR + 3.85%, (5.85%), due 5/21/43	6,859	(a)(d)
	DCP Midstream Operating L.P.
4,685	2.50%, due 12/1/17	4,685
4,400	5.60%, due 4/1/44	4,202
	Duke Energy Corp.
2,360	8.13%, due 8/16/30	2,785
4,400	6.45%, due 11/3/36	4,653	(d)
	Energy Transfer Equity L.P.
6,540	7.50%, due 10/15/20	7,357
4,605	5.88%, due 1/15/24	4,996
1,750	Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, due 6/15/23	1,627
	NuStar Logistics L.P.
4,615	4.80%, due 9/1/20	4,794
1,500	6.75%, due 2/1/21	1,628
1,600	4.75%, due 2/1/22	1,630
	Rockies Express Pipeline LLC
8,351	5.63%, due 4/15/20	8,852	(d)
2,005	7.50%, due 7/15/38	2,316	(d)
2,025	6.88%, due 4/15/40	2,258	(d)
2,830	SemGroup Corp., 7.25%, due 3/15/26	2,901	(d)
17,690	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	17,292
11,020	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	11,240
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4,770	4.25%, due 11/15/23	4,746
7,110	6.75%, due 3/15/24	7,661
5,290	5.13%, due 2/1/25	5,449
1,625	5.38%, due 2/1/27	1,686
7,730	5.00%, due 1/15/28	7,778	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,525	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.13%, due 10/15/21	$1,575
	Williams Cos., Inc.
4,255	Ser. A, 7.50%, due 1/15/31	5,165
6,075	5.75%, due 6/24/44	6,439
		183,458
Health Facilities 5.8%
	CHS/Community Health Systems, Inc.
2,966	8.00%, due 11/15/19	2,825
1,745	7.13%, due 7/15/20	1,514
9,525	6.88%, due 2/1/22	6,965
	Columbia/HCA Corp.
7,620	7.69%, due 6/15/25	8,649
535	7.05%, due 12/1/27	591
	HCA, Inc.
4,635	6.50%, due 2/15/20	4,994
5,050	5.88%, due 3/15/22	5,530
10,345	4.75%, due 5/1/23	10,823
12,410	5.00%, due 3/15/24	13,058
3,305	5.38%, due 2/1/25	3,399
9,385	5.25%, due 4/15/25	9,995
5,045	LifePoint Health, Inc., 5.88%, due 12/1/23	5,185
	MPT Operating Partnership L.P./MPT Finance Corp.
10,495	6.38%, due 3/1/24	11,348
13,253	5.50%, due 5/1/24	14,032
10,875	5.25%, due 8/1/26	11,323
13,875	5.00%, due 10/15/27	14,256
12,960	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	13,365
	Tenet Healthcare Corp.
8,885	7.50%, due 1/1/22	9,351	(d)
11,525	8.13%, due 4/1/22	11,539
13,325	6.75%, due 6/15/23	12,509
13,826	4.63%, due 7/15/24	13,601	(d)
2,328	6.88%, due 11/15/31	1,967
2,190	THC Escrow Corp., 7.00%, due 8/1/25	2,007	(d)
		188,826
Health Services 1.6%
	DaVita HealthCare Partners, Inc.
11,585	5.13%, due 7/15/24	11,614
5,885	5.00%, due 5/1/25	5,797
10,730	DaVita, Inc., 5.75%, due 8/15/22	11,065
5,950	IMS Health, Inc., 5.00%, due 10/15/26	6,322	(d)
	Service Corp. Int'l
7,125	5.38%, due 1/15/22	7,321
9,025	5.38%, due 5/15/24	9,521
		51,640
Hotels 0.5%
14,238	ESH Hospitality, Inc., 5.25%, due 5/1/25	14,719	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Investments & Misc. Financial Services 1.0%
$12,575	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, due 3/15/19	$12,638
	MSCI, Inc.
9,605	5.25%, due 11/15/24	10,157	(d)
10,195	5.75%, due 8/15/25	11,011	(d)
		33,806
Machinery 0.8%
	CNH Industrial Capital LLC
3,360	3.38%, due 7/15/19	3,415
3,620	4.88%, due 4/1/21	3,855
5,475	4.38%, due 4/5/22	5,811
5,900	CNH Industrial NV, 4.50%, due 8/15/23	6,239
5,310	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	6,073
		25,393
Managed Care 0.3%
3,065	Centene Corp., 4.75%, due 5/15/22	3,211
6,360	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	6,845	(d)
		10,056
Media Content 2.6%
	Gannett Co., Inc.
6,630	5.13%, due 10/15/19	6,729
1,030	5.13%, due 7/15/20	1,056
	Gray Television, Inc.
5,215	5.13%, due 10/15/24	5,200	(d)
2,655	5.88%, due 7/15/26	2,721	(d)
	Netflix, Inc.
7,960	5.50%, due 2/15/22	8,566
4,875	4.38%, due 11/15/26	4,778	(d)
2,795	4.88%, due 4/15/28	2,778	(d)
	Sinclair Television Group, Inc.
3,160	5.38%, due 4/1/21	3,243
5,410	5.13%, due 2/15/27	5,146	(d)
	Sirius XM Radio, Inc.
1,140	4.63%, due 5/15/23	1,169	(d)
9,103	6.00%, due 7/15/24	9,717	(d)
10,195	5.38%, due 7/15/26	10,743	(d)
7,970	5.00%, due 8/1/27	8,040	(d)
	Univision Communications, Inc.
1,760	6.75%, due 9/15/22	1,824	(d)
12,925	5.13%, due 5/15/23	13,087	(d)
		84,797
Medical Products 0.6%
	Fresenius Medical Care US Finance II, Inc.
9,775	6.50%, due 9/15/18	10,153	(d)
2,825	5.88%, due 1/31/22	3,154	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Hologic, Inc.
$3,765	5.25%, due 7/15/22	$3,930	(d)
2,105	4.38%, due 10/15/25	2,139	(d)
		19,376
Metals - Mining Excluding Steel 3.7%
2,405	Alcoa, Inc., 5.13%, due 10/1/24	2,581
	First Quantum Minerals Ltd.
7,035	7.00%, due 2/15/21	7,299	(d)
9,215	7.25%, due 5/15/22	9,630	(d)
	FMG Resources (August 2006) Pty Ltd.
12,830	9.75%, due 3/1/22	14,337	(d)
4,310	4.75%, due 5/15/22	4,402	(d)
2,580	5.13%, due 5/15/24	2,654	(d)
	Freeport-McMoRan, Inc.
7,220	2.38%, due 3/15/18	7,220
1,815	4.00%, due 11/14/21	1,829
3,260	3.55%, due 3/1/22	3,227
12,170	3.88%, due 3/15/23	12,003
15,355	5.40%, due 11/14/34	14,971
10,080	5.45%, due 3/15/43	9,475
5,725	Hudbay Minerals, Inc., 7.63%, due 1/15/25	6,312	(d)
7,180	Novelis Corp., 5.88%, due 9/30/26	7,400	(d)
	Teck Resources Ltd.
4,145	4.75%, due 1/15/22	4,373
11,215	6.25%, due 7/15/41	12,809
		120,522
Oil Field Equipment & Services 0.4%
	Precision Drilling Corp.
5,970	6.50%, due 12/15/21	6,030
7,590	5.25%, due 11/15/24	7,096
		13,126
Packaging 2.0%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3,285	4.25%, due 9/15/22	3,384	(d)
12,035	6.00%, due 2/15/25	12,772	(d)
	Ball Corp.
3,010	4.38%, due 12/15/20	3,161
8,730	5.00%, due 3/15/22	9,428
8,040	Berry Plastics Corp., 5.13%, due 7/15/23	8,442
6,175	BWAY Holding Co., 5.50%, due 4/15/24	6,430	(d)
	Reynolds Group Issuer, Inc.
1,555	5.75%, due 10/15/20	1,582
3,808	6.88%, due 2/15/21	3,908
12,055	5.13%, due 7/15/23	12,552	(d)
3,985	Sealed Air Corp., 5.50%, due 9/15/25	4,393	(d)
		66,052

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Personal & Household Products 0.6%
$11,245	Energizer Holdings, Inc., 4.70%, due 5/24/22	$11,948
3,670	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	3,536	(d)
4,195	Spectrum Brands, Inc., 5.75%, due 7/15/25	4,456
		19,940
Pharmaceuticals 1.7%
9,075	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	7,305	(d)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
3,770	6.00%, due 7/15/23	3,054	(d)
5,105	6.00%, due 2/1/25	4,059	(d)
4,530	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	4,728	(d)
4,310	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	3,868	(d)
	Valeant Pharmaceuticals Int'l, Inc.
21,560	5.50%, due 3/1/23	18,110	(d)
13,460	5.88%, due 5/15/23	11,357	(d)
3,705	5.50%, due 11/1/25	3,784	(d)
		56,265
Printing & Publishing 1.2%
8,039	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	8,471	(d)
	R.R. Donnelley & Sons Co.
10,312	7.63%, due 6/15/20	11,227
13,120	7.88%, due 3/15/21	13,841
2,708	6.50%, due 11/15/23	2,600
4,330	6.00%, due 4/1/24	4,038
		40,177
Real Estate Dev. & Mgt. 0.1%
4,405	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	4,504	(d)
Recreation & Travel 0.4%
2,170	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/27	2,292	(d)
10,245	NCL Corp. Ltd., 4.75%, due 12/15/21	10,629	(d)
		12,921
Restaurants 0.8%
	1011778 BC ULC/New Red Finance, Inc.
4,231	4.63%, due 1/15/22	4,330	(d)
6,460	4.25%, due 5/15/24	6,506	(d)
4,715	5.00%, due 10/15/25	4,786	(d)
9,700	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	10,308	(d)
		25,930
Software - Services 2.5%
	First Data Corp.
8,765	7.00%, due 12/1/23	9,379	(d)
11,135	5.00%, due 1/15/24	11,567	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$9,815	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	$10,085	(d)(e)
6,100	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	6,420	(d)
	Nuance Communications, Inc.
3,324	5.38%, due 8/15/20	3,369	(d)
12,880	6.00%, due 7/1/24	13,898
9,540	Open Text Corp., 5.88%, due 6/1/26	10,339	(d)
11,190	Rackspace Hosting, Inc., 8.63%, due 11/15/24	11,784	(d)
5,255	Symantec Corp., 5.00%, due 4/15/25	5,491	(d)
		82,332
Specialty Retail 0.8%
3,485	Hanesbrands, Inc., 4.88%, due 5/15/26	3,590	(d)
5,445	Liberty Media Corp., 8.50%, due 7/15/29	6,071
6,555	Penske Automotive Group, Inc., 3.75%, due 8/15/20	6,686
4,645	PetSmart, Inc., 5.88%, due 6/1/25	4,041	(d)
3,820	QVC, Inc., 5.45%, due 8/15/34	3,802
		24,190
Steel Producers - Products 0.3%
3,751	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	4,023	(d)
4,400	Steel Dynamics, Inc., 5.50%, due 10/1/24	4,712
		8,735
Support - Services 3.6%
10,175	ADT Corp., 4.88%, due 7/15/32	9,628	(d)
21,580	Anna Merger Sub, Inc., 7.75%, due 10/1/22	15,025	(d)
6,040	Aramark Services, Inc., 5.13%, due 1/15/24	6,387
4,285	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/25	4,189	(d)
	Hertz Corp.
1,540	6.75%, due 4/15/19	1,544
1,650	5.88%, due 10/15/20	1,639
24,475	5.50%, due 10/15/24	22,028	(d)
14,738	IHS Markit Ltd., 5.00%, due 11/1/22	15,843	(d)
2,205	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	2,304	(d)
	Iron Mountain, Inc.
9,380	6.00%, due 8/15/23	9,873
12,449	5.75%, due 8/15/24	12,760
10,290	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	10,065	(d)
	United Rental N.A., Inc.
1,545	4.63%, due 7/15/23	1,616
5,090	5.75%, due 11/15/24	5,395
		118,296
Technology Hardware & Equipment 2.6%
	CDW LLC/CDW Finance Corp.
6,230	5.00%, due 9/1/23	6,503
2,885	5.00%, due 9/1/25	3,018
7,060	CommScope Technologies LLC, 6.00%, due 6/15/25	7,448	(d)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
10,915	5.88%, due 6/15/21	11,431	(d)
11,920	6.02%, due 6/15/26	13,306	(d)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$18,475	EMC Corp., 1.88%, due 6/1/18	$18,428
5,960	Project Homestake Merger Corp., 8.88%, due 3/1/23	5,334	(d)
15,145	Western Digital Corp., 10.50%, due 4/1/24	17,773
		83,241
Telecom - Satellite 0.7%
5,844	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	6,201
	Intelsat Jackson Holdings SA
1,625	7.50%, due 4/1/21	1,540
12,860	5.50%, due 8/1/23	10,979
5,277	Intelsat Luxembourg SA, 8.13%, due 6/1/23	3,219
		21,939
Telecom - Wireless 3.5%
	Sprint Corp.
17,585	7.88%, due 9/15/23	19,651
27,845	7.13%, due 6/15/24	30,099
	Sprint Nextel Corp.
3,405	9.00%, due 11/15/18	3,609	(d)
5,120	6.00%, due 11/15/22	5,376
	T-Mobile USA, Inc.
11,880	6.13%, due 1/15/22	12,355
10,365	6.00%, due 3/1/23	10,922
	Wind Acquisition Finance SA
8,915	4.75%, due 7/15/20	9,021	(d)
9,905	7.38%, due 4/23/21	10,290	(d)
12,480	Wind Tre SpA, 5.00%, due 1/20/26	12,561	(d)(h)
		113,884
Telecom - Wireline Integrated & Services 6.3%
	CenturyLink, Inc.
6,175	Ser. S, 6.45%, due 6/15/21	6,515
3,495	Ser. W, 6.75%, due 12/1/23	3,636
21,537	Citizens Communications Co., 9.00%, due 8/15/31	16,799
	Communications Sales & Leasing, Inc./CSL Capital LLC
4,800	6.00%, due 4/15/23	4,806	(d)
4,710	8.25%, due 10/15/23	4,522
6,060	7.13%, due 12/15/24	5,590	(d)
33,035	Embarq Corp., 8.00%, due 6/1/36	33,324
5,350	Equinix, Inc., 5.88%, due 1/15/26	5,798
	Frontier Communications Corp.
3,200	8.13%, due 10/1/18	3,259
2,304	6.25%, due 9/15/21	1,901
3,195	7.13%, due 1/15/23	2,453
5,145	7.63%, due 4/15/24	3,936
43,600	11.00%, due 9/15/25	36,896
	Level 3 Financing, Inc.
9,220	5.38%, due 8/15/22	9,499
8,320	5.13%, due 5/1/23	8,518
3,655	5.38%, due 1/15/24	3,797
9,475	SoftBank Group Corp., 4.50%, due 4/15/20	9,786	(d)
8,975	Telecom Italia Capital SA, 6.00%, due 9/30/34	10,055
12,554	U.S. West Communications Group, 6.88%, due 9/15/33	12,325

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Zayo Group LLC/Zayo Capital, Inc.
$3,230	6.00%, due 4/1/23	$3,396
2,480	6.38%, due 5/15/25	2,669
14,220	5.75%, due 1/15/27	14,984	(d)
		204,464
Theaters & Entertainment 1.1%
	AMC Entertainment Holdings, Inc.
9,160	5.75%, due 6/15/25	8,908
15,540	6.13%, due 5/15/27	15,385
10,871	Regal Entertainment Group, 5.75%, due 3/15/22	11,251
		35,544
	Total Corporate Bonds (Cost $2,791,320)	2,903,290
Asset-Backed Securities 0.5%
1,250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, 3 month USD LIBOR + 6.10%, (7.46%), due 10/15/30	1,249	(a)(d)
2,100	Assurant CLO I Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.46%, (0.00%), due 10/20/29	2,053	(a)(d)(h)
1,000	Babson CLO Ltd., Ser. 2015-2A, Class ER, 3 month USD LIBOR + 6.45%, (7.81%), due 10/20/30	980	(a)(d)
2,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, 3 month USD LIBOR + 6.41%, (7.76%), due 10/15/30	1,966	(a)(d)
3,500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.20%, (7.45%), due 10/15/30	3,521	(a)(d)
1,600	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, 3 month USD LIBOR + 6.20%, (7.55%), due 10/19/29	1,600	(a)(d)
1,200	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.40%, (7.76%), due 10/15/30	1,200	(a)(d)
1,000	HPS Investment Partners, Ser. 2013-2A, Class DR, 3 month USD LIBOR + 6.60%, (7.96%), due 10/20/29	1,000	(a)(d)
1,250	Marble Point CLO X Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.40%, (7.76%), due 10/15/30	1,214	(a)(d)
2,750	Milos CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.30%, (7.66%), due 10/20/30	2,680	(a)(d)
	Total Asset-Backed Securities (Cost $17,323)	17,463
NUMBER OF SHARES
Exchange Traded Fund 1.2%
432	iShares iBoxx $ High Yield Corporate Bond ETF (Cost $38,212)	38,219
Short-Term Investment 2.5%
Investment Company 2.5%
82,286,006	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $82,286)	82,286	(i)(j)
	Total Investments 99.7% (Cost $3,126,973)	3,238,852
	Other Assets Less Liabilities 0.3%	9,111
	Net Assets 100.0%	$3,247,963

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(b)  Value determined using significant unobservable inputs.

(c)  Illiquid security.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $1,222,504,000, which represent 37.6% of net assets of the Fund. Securities denoted with (d) but without (c) have been deemed by the investment manager to be liquid.

(e)  Payment-in-kind (PIK) security.

(f)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at October 31, 2017 amounted to approximately $1,000, which represents 0.0% of net assets of the Fund.

(g)  Defaulted Security.

(h)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $14,614,000, which represents 0.4% of net assets of the Fund.

(i)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $82,286,000.

(j)  Represents 7-day effective yield as of October 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$11,360	$11,796	$23,156
Leisure Goods—Activities—Movies	—	4,013	3,104	7,117
Lodging & Casinos	—	6,960	12,902	19,862
Other Loan Assignments(a)	—	147,459	—	147,459
Total Loan Assignments	—	169,792	27,802	197,594
Corporate Bonds
Chemicals	—	48,874	1	48,875
Other Corporate Bonds(a)	—	2,854,415	—	2,854,415
Total Corporate Bonds	—	2,903,289	1	2,903,290
Asset-Backed Securities	—	17,463	—	17,463
Exchange Traded Fund	38,219	—	—	38,219
Short-Term Investment	—	82,286	—	82,286
Total Investments	$38,219	$3,172,830	$27,803	$3,238,852

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Loan Assignments(c)
Health Care	$—	$2	$0	(e)	$(77)	$11,930	$(59)	$—	$—	$11,796	$(77)
Leisure Goods— Activities— Movies	—	1	—		48	3,055	—	—	—	3,104	48
Lodging & Casinos	—	66	—		625	—	—	12,211	—	12,902	625
Radio & Television	7,604	—	—		—	—	—	—	(7,604)	—	—
Corporate Bonds(d)
Chemicals	—	—	—		—	—	—	1	—	1	—
Total	$7,604	$69	$0	(e)	$596	$14,985	$(59)	$12,212	$(7,604)	$27,803	$596

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Securities categorized as Level 3 were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities.

(e)  Amount less than one thousand.

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $7,604,000 was transferred from Level 3 to Level 2. Also, approximately $12,212,000 was transferred from Level 2 to Level 3. Transfers of loan assignments and corporate bonds into or out of Level 3 were primarily due to the pricing methodology using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2017, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.0%
Alabama 1.0%
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	$326
500	Phenix City IDB Env. Imp. Rev. Ref. (Meadwestvaco Coated Board Proj.), Ser. 2012-A, 4.13%, due 5/15/35	504
175	Taylor-Ryan Impt. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.07%, due 11/1/35	175	(a)
		1,005
Alaska 3.7%
3,150	Valdez Marine Term. Ref. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993, 0.90%, due 12/1/33	3,150	(a)(b)
400	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-C, 0.90%, due 12/1/33	400	(a)
		3,550
American Samoa 0.2%
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	200
Arizona 5.3%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/36	518	(c)
800	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	824	(a)
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/25	1,451	(b)
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/26	500	(c)(d)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	270	(c)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	532
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	607
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	486	(c)
		5,188
California 7.5%
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	261	(c)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	536
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/31	516	(c)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	434	(c)
1,130	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/27	1,112	(b)
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	240
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	491	(c)(d)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	513	(c)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	616	(c)
400	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	418	(c)
	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.)
130	Ser. 2015, 4.25%, due 9/1/21	141
145	Ser. 2015, 4.50%, due 9/1/25	163

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	$401
900	Irvine Unified Sch. Dist. Spec. Tax (Comm. Facs. Dist. # 09-1), (LOC: U.S. Bank), Ser. 2014, 0.82%, due 9/1/54	900	(a)
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/36	552
		7,294
Colorado 3.4%
500	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	500
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/27	1,180	(b)
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	503
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/34	276
250	Ser. 2015-A, 5.00%, due 12/1/35	275
500	Ser. 2015-A, 5.00%, due 12/1/45	542
		3,276
Connecticut 1.0%
465	Hartford Co. Metro. Dist. G.O., Ser. 2016-C, (AGM Insured), 5.00%, due 11/1/27	551
395	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	402	(c)
		953
District of Columbia 0.5%
500	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/23	527
Florida 5.3%
400	Cap. Trust Agcy. Rev. (Tuscan Garden Palm Coast Proj.), Ser. 2017-A, 7.00%, due 10/1/49	389	(c)(d)
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	626
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	471	(c)
500	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Obligated Group), Ser. 2015-A, 7.00%, due 6/1/45	405	(c)
470	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	488
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (Jetblue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	417
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	527
400	Martin Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.96%, due 7/15/22	400	(a)
1,400	St. Lucie Co. Solid Waste Disp. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2003, 0.98%, due 5/1/24	1,400	(a)(b)
		5,123
Georgia 1.0%
750	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/36	692	(c)(d)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	304	(c)(d)
		996
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Hawaii 0.8%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
$250	Ser. 2015, 5.00%, due 1/1/35	$254	(c)
500	Ser. 2015, 5.00%, due 1/1/45	501	(c)
		755
Illinois 9.3%
	Chicago G.O.
250	Ser. 2002-2002B, 5.13%, due 1/1/27	274
1,000	Ser. 2009-C, 5.00%, due 1/1/27	1,021
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/28	231
100	Ser. 2015-A, 5.00%, due 1/1/34	112
	Chicago Ref. G.O.
500	Ser. 2002-B, 5.25%, due 1/1/28	549
1,000	Ser. 2012-C, 5.00%, due 1/1/20	1,047
500	Ser. 2012-C, 5.00%, due 1/1/24	535
475	Chicago Transit Au. Sales Tax Receipts Rev., Ser. 2010-A, 5.00%, due 12/1/17	476
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	176
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	540
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	410	(c)
425	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/47	465
	Illinois St. G.O.
225	Ser. 2006, 5.50%, due 1/1/30	250
250	Ser. 2009, 5.25%, due 4/1/28	252
40	Ser. 2013, 5.00%, due 7/1/23	43
450	Ser. 2014, 5.00%, due 2/1/39	466
	Illinois St. G.O. Ref.
750	Ser. 2016, 5.00%, due 2/1/24	818
635	Ser. 2016, 5.00%, due 2/1/26	692
620	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	691
		9,048
Indiana 0.8%
725	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	754
Iowa 0.9%
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	403
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	500
		903
Kansas 0.3%
300	Wichita City Sales Tax. Spec. Oblig. Rev. Ref. (Greenwich Star Bond), Ser. 2017-K-96, 4.20%, due 9/1/27	297
Kentucky 1.5%
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	423
500	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/37	510
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	484
		1,417

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Louisiana 1.7%
$400	Louisiana Local Govt. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/32	$400	(c)
500	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/26	598
555	New Orleans Swr. Svc. Rev. (Swr. Rev.), Ser. 2015, 5.00%, due 6/1/40	622
		1,620
Maine 0.7%
445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	471
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	204	(a)(c)
		675
Massachusetts 1.2%
1,000	Massachusetts St. Ed. Fin. Au. Rev. (Ed. Loan Rev.), Ser. 2014, 5.00%, due 1/1/27	1,119
Michigan 4.0%
1,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/20	1,091
	Michigan St. Hsg. Dev. Au. Rev.
250	Ser. 2016-A, 3.35%, due 12/1/31	251
1,000	Ser. 2016-C, 2.15%, due 6/1/23	992
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,190
		3,924
Minnesota 0.8%
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	503
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	306
		809
Mississippi 2.7%
1,300	Jackson Co. Port Fac. Rev. Ref. (Chevron USA, Inc. Proj.), Ser. 1993, 0.90%, due 6/1/23	1,300	(a)
1,300	Mississippi St. Bus. Fin. Corp. Solid Waste Disp. Rev. Ref. (Gulf Pwr. Co. Proj.), Ser. 2012, 0.99%, due 11/1/42	1,300	(a)
		2,600
Missouri 1.6%
500	Kansas City Ind. Dev. Au. Sr. Living Facs. Ref. Rev. (Kansas City United Methodist Retirement Home, Inc.), Ser. 2016, 6.00%, due 11/15/46	490	(c)
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/30	260
390	Ser. 2015-A, 5.00%, due 8/15/35	394
355	Ser. 2015-A, 5.13%, due 8/15/45	361
		1,505

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Nevada 0.5%
$500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	$511	(c)
New Jersey 7.1%
	Atlantic City G.O. Ref.
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/26	234
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/32	229
200	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/42	226
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	203	(c)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
975	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	1,066
500	Ser. 2014-PP, 5.00%, due 6/15/19	528
250	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey), Ser. 2016-F, 4.00%, due 7/1/35	258
250	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/25	288
500	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2016-A, 5.00%, due 7/1/39	560
720	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	768
	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes)
600	Ser. 2016-A-1, 5.00%, due 6/15/19	628
750	Ser. 2016-A-2, 5.00%, due 6/15/21	767
500	Salem Co. Poll. Ctrl. Fin. Au. Rev. (Chambers Proj.), Ser. 2014-A, 5.00%, due 12/1/23	543
575	Tobacco Settlement Fin. Corp. Rev., Ser. 2007-1A, 5.00%, due 6/1/41	552
		6,850
New Mexico 0.5%
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	508	(c)(d)
New York 2.9%
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	210
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	401
900	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/22	1,002	(c)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31	534
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	250	(c)
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	400	(c)
		2,797
North Carolina 0.7%
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	262
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	382
		644
North Dakota 1.1%
1,020	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	1,015

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Ohio 1.9%
$2,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	$1,876	(b)
Oregon 0.5%
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/21	491
Pennsylvania 5.1%
1,000	Bucks Co. Ind. Dev. Au. Solid Waste Rev. (Waste Management, Inc. Proj.), Ser. 2002, 1.50%, due 12/1/22 Putable 2/1/18	1,000	(a)
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250	Ser. 2015, 5.25%, due 7/1/35	271
150	Ser. 2015, 5.50%, due 7/1/45	164
150	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	161
	Luzerne Co. G. O. Ref.
750	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/29	869	(e)
300	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/27	353	(e)
	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP)
750	Ser. 2015, 5.00%, due 6/30/18	767
750	Ser. 2016-C, 5.00%, due 12/31/38	842
500	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/47	563
		4,990
Rhode Island 2.9%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/25	260
275	Ser. 2016-1-C, 2.85%, due 10/1/25	281
280	Ser. 2016-1-C, 2.95%, due 4/1/26	286
185	Ser. 2016-1-C, 3.00%, due 10/1/26	189
380	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Homeownership Opportunity), Ser. 2016-67-C, 3.25%, due 4/1/30	368
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665	Ser. 2013-A, 3.25%, due 12/1/22	681
675	Ser. 2017-A, 5.00%, due 12/1/24	768
		2,833
South Carolina 0.6%
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	550
Tennessee 0.7%
800	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/21	673	(c)
Texas 7.8%
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	787
500	Deaf Smith Co. Hosp. Dist. G.O. Ref., Ser. 2017, 4.00%, due 3/1/40	500
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	408
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	438
400	Lower Neches Valley Au. Ind. Dev. Corp. Rev. Ref. (Exxon Mobil Proj.), Ser. 2001-A, 0.90%, due 11/1/29	400	(a)
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	425
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	782	(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	$256	(c)(d)
750	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Rev. Ref. (Carillon Life Care Comm. Proj.), Ser. 2016, 5.00%, due 7/1/36	771
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/51	531
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	491
400	Tarrant Co. Cultural Ed. Fac. Rev. (Buckingham Sr. Living Comm. Proj.), Ser. 2015-B-1, 4.50%, due 11/15/21	400
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	547
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	839
		7,575
Utah 0.5%
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	526	(c)
Vermont 1.4%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
955	Ser. 2013-A, 3.90%, due 6/15/22	1,005
365	Ser. 2015-A, 4.13%, due 6/15/28	374
		1,379
Virgin Islands 0.4%
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	124
430	Virgin Islands Pub. Fin. Au. Rev. (Matching Fund Loan-Diageo), Ser. 2009-A, 6.75%, due 10/1/37	286
		410
Virginia 0.6%
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/35	390	(c)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	215	(c)
		605
Washington 1.1%
500	Washington St. Econ. Dev. Fin. Au. Env. Facs. Rev. (Columbia Pulp I LLC Proj.), Ser. 2017-A, 7.50%, due 1/1/32	553	(c)
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Beyview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/46	508	(c)
		1,061
West Virginia 0.9%
915	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/26	893

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Wisconsin 5.6%
$400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	$419	(c)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	303	(c)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	769
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,147
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	249
750	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodhaven Park Apts. Proj.), Ser. 2016-A, 4.00%, due 12/1/36	739
460	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio), Ser. 2015-A, 3.00%, due 12/1/21	464
950	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio), Ser. 2015-A, 4.75%, due 12/1/35	969
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	348	(d)(f)
		5,407
	Total Investments 98.0% (Cost $94,556)	95,132
	Other Assets Less Liabilities 2.0%	1,934
	Net Assets 100.0%	$97,066

(a)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(b)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $10,169,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $17,444,000, which represents 18.0% of net assets of the Fund. Securities denoted with (c) but without (d) have been deemed by the investment manager to be liquid.

(d)  Illiquid security.

(e)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $1,222,000, which represents 1.3% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

(f)  Defaulted security.

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$95,132	$—	$95,132
Total Investments	$—	$95,132	$—	$95,132

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 103.8%
Alabama 0.1%
$210	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.07%, due 11/1/35	$210	(a)
Alaska 3.4%
2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,477
3,035	Valdez Marine Term. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993-A, 0.90%, due 12/1/33	3,035	(a)(b)
2,195	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-C, 0.90%, due 12/1/33	2,195	(a)
		7,707
Arizona 0.8%
500	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/48 Putable 10/18/24	598	(a)
950	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/24	1,108
		1,706
Arkansas 0.3%
610	Fort Smith Wtr. & Swr. Rev. Ref., Ser. 2016, (BAM Insured), 5.00%, due 10/1/25	717
California 10.2%
	California G.O. Ref.
350	Ser. 2013, 5.00%, due 11/1/25	413
875	Ser. 2015, 5.00%, due 8/1/26	1,061	(b)
2,150	Ser. 2017, 5.00%, due 8/1/24	2,593
	California Pub. Works Board Lease Rev. Ref.
1,000	Ser. 2017-B, 5.00%, due 10/1/24	1,206
2,000	Ser. 2017-B, 5.00%, due 10/1/26	2,465
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,080	(a)
	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.)
400	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	460
250	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	287
1,665	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/32	1,987
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,300	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/27	1,581
500	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/32	587
560	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/30	629
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,102
	San Joaquin Co. Trans. Au. Rev. Ref.
825	Ser. 2017, 5.00%, due 3/1/31	1,000
2,705	Ser. 2017, 5.00%, due 3/1/37	3,186
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740	Ser. 2012-B, 0.00%, due 8/1/26	598
645	Ser. 2012-B, 0.00%, due 8/1/27	501
900	Santa Margarita Wtr. Dist. Spec. Sales Tax Ref. (Comm. Facs. Dist. #99-1 Talega), Ser. 2017-A, (BAM Insured), 5.00%, due 9/1/29	1,098
		22,834

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Colorado 0.8%
$945	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.),	$1,114
	Ser. 2016, 5.00%, due 5/15/25
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	555
		1,669
Connecticut 1.4%
2,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/29 Putable 2/3/20	2,019	(a)
1,000	Hartford Co. Metro. Dist. G.O., Ser. 2016-C, (AGM Insured), 5.00%, due 11/1/27	1,185
		3,204
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460	Ser. 2011-A, 5.00%, due 10/1/21	516
350	Ser. 2011-A, 5.00%, due 10/1/22	400
		916
Florida 5.9%
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	759
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,127
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,398
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,421	(a)
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,022
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,153
1,000	Palm Beach Co. Public Impt. Ref. Rev., Ser. 2016, 5.00%, due 5/1/29	1,205
	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.)
1,155	Ser. 2010, 5.00%, due 5/1/22	1,217
1,580	Ser. 2010, 5.00%, due 5/1/23	1,664
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,304
		13,270
Georgia 2.6%
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,886
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,209
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,220
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	501	(a)
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290	Ser. 2014, 5.00%, due 4/1/22	324
540	Ser. 2014, 5.00%, due 4/1/25	615
		5,755
Illinois 5.4%
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,564
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,145
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	550

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Illinois St. G.O.
$1,000	Ser. 2013, 5.50%, due 7/1/25	$1,099	(b)
2,500	Ser. 2014, 5.25%, due 2/1/30	2,676
	Illinois St. G.O. Ref.
1,125	Ser. 2010, 5.00%, due 1/1/20	1,185	(b)
1,000	Ser. 2012, 5.00%, due 8/1/21	1,076
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	526
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	550
	Springfield G.O.
950	Ser. 2014, 4.25%, due 12/1/27	1,033
665	Ser. 2014, 5.00%, due 12/1/28	753
		12,157
Indiana 3.6%
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	506
720	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	736	(a)
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21 Pre-Refunded 2/1/19	1,692
	Indiana St. Muni. Pwr. Agcy. Ref. Rev.
940	Ser. 2010-B, 5.00%, due 1/1/22	1,046
500	Ser. 2016-C, 5.00%, due 1/1/27	606
2,100	Lafayette Sch. Corp. G.O., Ser. 2016, 4.00%, due 1/15/19	2,170
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,202	(a)
		7,958
Iowa 0.6%
300	Iowa St. Fin. Au. Poll. Ctrl. Facs. Rev. Ref. (Midamerican Energy Co.), Ser. 2008-B, 0.93%, due 5/1/23	300	(a)
	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.)
500	Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.15%, due 7/1/25	493
640	Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/26	632
		1,425
Kentucky 1.6%
2,000	Carroll Co. PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/42 Putable 9/1/2019	1,981	(a)
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,623
		3,604
Louisiana 0.5%
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	423
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	580
		1,003

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Maryland 3.8%
$2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/25	$2,880
2,635	Maryland St. G.O., Ser. 2017-A, 5.00%, due 3/15/29	3,261
2,000	Montgomery Co. G.O., Ser. 2014-A, 5.00%, due 11/1/24	2,430
		8,571
Massachusetts 1.1%
600	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	634
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	341
1,150	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2016-B, 5.00%, due 11/15/26	1,421
		2,396
Michigan 0.9%
2,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/25	1,977
Minnesota 2.5%
550	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	663
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,273
1,800	Rochester Hlth. Care Facs. Rev. (Mayo Clinic), Ser. 2008-B, (LOC: Northern Trust Co.), 0.87%, due 11/15/38	1,800	(a)
1,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/43	1,041
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	791
		5,568
Mississippi 3.3%
3,200	Jackson Co. Port Fac. Rev. Ref. (Chevron, U.S.A., Inc. Proj.), Ser. 1993, 0.90%, due 6/1/23	3,200	(a)
	Mississippi Dev. Bank Spec. Oblig.
530	Ser. 2010-D, 5.00%, due 8/1/22 Pre-Refunded 8/1/2020	583
515	Ser. 2010-D, 5.00%, due 8/1/22	558
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,516
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,608
		7,465
Nevada 0.4%
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	826
New Jersey 6.5%
500	Atlantic City G.O., Ser. 2017-B, (AGM Insured), 5.00%, due 3/1/37	566
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	158
1,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/42	1,068
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,034
900	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	970
1,430	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/29	1,699
2,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. (Aspen Riverpark Apts. Proj.), Ser. 2016-N, 1.20%, due 10/1/19 Putable 7/1/2018	1,995	(a)
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,066

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,000	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%,	$1,047
	due 6/15/19
3,750	Tender Option Bond Trust Receipts/Certs. Var. Sts. (Floaters), Ser. 2017-XF0553, (LOC: JP Morgan Chase), 1.12%, due 6/1/25	3,750	(a)(c)
	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.)
360	Ser. 2013, 3.00%, due 6/15/20	376
370	Ser. 2013, 3.00%, due 6/15/21	391
295	Ser. 2013, 4.00%, due 6/15/23	332
		14,452
New York 10.4%
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	447
650	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	700
1,140	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/29	1,330
	Long Beach, G.O.
485	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	527
500	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	550
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	577
1,000	Metropolitan Trans. Au. Rev. Ref., Ser. 2016-A2, 4.00%, due 11/15/17	1,001
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,064
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	1,904
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,216
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,950	Subser. 2016-A-1, 4.00%, due 5/1/31	2,137
3,200	Subser. 2017-F-1, 5.00%, due 5/1/30	3,894
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	953
625	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	761
1,170	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Bldg. Fin. Prog.), Ser. 2017-B, 4.00%, due 10/1/21	1,282
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,170
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19 Pre-Refunded 12/15/18	783
775	Niagara Falls G.O. Ref., Ser. 2016, 4.00%, due 5/15/19	803
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/19	1,013
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,179
		23,291
North Carolina 4.0%
600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	659
	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.)
4,540	Ser. 2001-A, (LOC: Harris Trust & Savings Bank), 0.90%, due 10/1/35	4,540	(a)
350	Ser. 2001-B, (LOC: Bank of Montreal), 0.87%, due 10/1/35	350	(a)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	687
2,000	Wake Co. Ltd. Oblig. Ref. Rev., Ser. 2016-A, 5.00%, due 12/1/28	2,445	(b)
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20 Pre-Refunded 6/1/18	302
		8,983
Ohio 1.2%
155	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	162
2,150	Ohio St. Wtr. Dev. Au. Wtr. Poll. Ctrl. Rev., Ser. 2017-A, 5.00%, due 12/1/31	2,609
		2,771

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 1.4%
$1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/19	$1,056
675	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/31	789
1,350	Tulsa Co. Independent Sch. Dist. No. 9 Union Board of Ed. G.O., Ser. 2016, 1.50%, due 4/1/19	1,357
		3,202
Pennsylvania 9.5%
	Berks Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Tower Hlth. Proj.)
2,000	Ser. 2017, 5.00%, due 11/1/28	2,384
1,000	Ser. 2017, 5.00%, due 11/1/29	1,181
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940	Ser. 2017, 5.00%, due 11/1/28	1,118	(d)
600	Ser. 2017, 5.00%, due 11/1/29	708	(d)
500	Ser. 2017, 5.00%, due 11/1/30	586	(d)
	Luzerne Co. G. O. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/25	581	(d)
500	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/26	585	(d)
400	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/27	471	(d)
300	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/25	348	(d)
270	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/26	316	(d)
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
550	Ser. 2017, (AGM Insured), 5.00%, due 12/15/25	634	(d)
525	Ser. 2017, (AGM Insured), 5.00%, due 12/15/26	601	(d)
1,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/27	1,138	(d)
1,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/29	1,162
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/26	271
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,421	(b)
1,405	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	1,409
3,950	Philadelphia Wtr. & Wastewater Rev., Ser. 2017-A, 5.00%, due 10/1/47	4,524
750	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/28	923
		21,361
Rhode Island 1.5%
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	556
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/24	586
400	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/25	473
625	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	711
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	903
200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	200
		3,429
South Carolina 1.6%
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	904	(b)
	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref.
2,000	Ser. 2014-C, 5.00%, due 12/1/28	2,311
370	Ser. 2016-B, 5.00%, due 12/1/35	419
		3,634

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Tennessee 0.5%
$1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.),	$1,096
	Ser. 2012, 5.00%, due 11/1/26
Texas 10.2%
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	756
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	415
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	226
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,217
2,050	Humble Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2015-A, 4.00%, due 2/15/28	2,299
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,508
1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,443
100	Lower Neches Valley Au. Ind. Dev. Corp. Rev. Ref. (Exxon Mobil Proj.), Ser. 2001-A, 0.90%, due 11/1/29	100	(a)
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	711
	Midlothian Ref. G.O.
1,400	Ser. 2016, 2.00%, due 8/15/18	1,409
1,430	Ser. 2016, 2.00%, due 8/15/19	1,448
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	168
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	214
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	217
225	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	246
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	242
2,000	North Tollway Au. First Tier Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/43	2,316	(d)
4,500	Tender Option Bond Trust Receipts/Certs. Var. Sts. (Floaters), Ser. 2017-XM0531, (LOC: JP Morgan Chase), 1.09%, due 3/1/23	4,500	(a)(c)
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	562
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,101
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	252
1,250	Texas Wtr. Dev. Board Rev., Ser. 2017-A, 4.00%, due 10/15/32	1,383
		22,733
Utah 0.8%
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	516
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,150
		1,666
Vermont 0.3%
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	715
Virginia 1.9%
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/27	2,454
1,700	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	1,825
		4,279
Washington 3.7%
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/29	1,005
1,000	Ser. 2016, 4.00%, due 12/1/30	1,103

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,055	King Co. Ref. G.O., Ser. 2015-E, 5.00%, due 12/1/27	$1,282
	North Thurston Pub. Sch. G.O.
215	Ser. 2016, 4.00%, due 12/1/28	242
250	Ser. 2016, 4.00%, due 12/1/29	279
375	Ser. 2016, 4.00%, due 12/1/30	414
1,230	Seattle Ref. G.O., Ser. 2016-A, 4.00%, due 4/1/29	1,388
190	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	194
320	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/26	391
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/29	893
975	Ser. 2016, 4.00%, due 12/1/30	1,076
		8,267
Wisconsin 0.7%
470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	539
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,037
		1,576
	Total Investments 103.8% (Cost $228,360)	232,393
	Liabilities Less Other Assets (3.8)%	(8,549)
	Net Assets 100.0%	$223,844

(a)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(b)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $11,481,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $8,250,000, which represents 3.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $9,402,000, which represents 4.2% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$232,393	$—	$232,393
Total Investments	$—	$232,393	$—	$232,393

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 98.9%
New York 98.9%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
$250	Ser. 2014-A, 4.00%, due 12/1/20	$265
100	Ser. 2014-A, 4.00%, due 12/1/21	107
225	Ser. 2014-A, 4.00%, due 12/1/22	244
175	Ser. 2014-A, 5.00%, due 12/1/23	200
250	Buffalo & Fort Erie Pub. Bridge Au. Rev., Ser. 2017, 5.00%, due 1/1/47	286
250	Buffalo, G.O., Ser. 2016-A, 5.00%, due 4/1/28	304
	Build NYC Res. Corp. Ref. Rev.
425	Ser. 2015, 5.00%, due 6/1/22	489
475	Ser. 2015, 5.00%, due 6/1/24	565
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	268
750	Build NYC Res. Corp. Ref. Rev. (Manhattan College Proj.), Ser. 2017, 5.00%, due 8/1/47	852
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
100	Ser. 2015, 5.00%, due 6/1/21	112
200	Ser. 2015, 5.00%, due 6/1/22	229
50	Ser. 2015, 4.00%, due 6/1/24	56
175	Ser. 2015, 4.00%, due 6/1/25	197
	Dutchess Co. Local Dev. Corp. Rev.
225	Ser. 2014-A, 5.00%, due 7/1/21	252
150	Ser. 2014-A, 5.00%, due 7/1/22	171
135	Ser. 2014-A, 4.00%, due 7/1/23	150
115	Ser. 2014-A, 5.00%, due 7/1/25	135
	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.)
680	Ser. 2015-A, 5.00%, due 5/1/27	825
600	Ser. 2016-A, 5.00%, due 5/1/29	730
1,000	Hempstead Town G.O., Ser. 2017, (AGM Insured), 4.00%, due 4/1/25	1,139
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
300	Ser. 2014, 5.00%, due 7/1/18	307
575	Ser. 2014, 5.00%, due 7/1/19	606
605	Ser. 2014, 5.00%, due 7/1/20	654
	Hudson Yards Infrastructure Corp. Rev.
450	Ser. 2011-A, 5.75%, due 2/15/47 Pre-Refunded 2/15/21	514
300	Ser. 2011-A, 5.75%, due 2/15/47	335
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	536
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27	1,255
	Metropolitan Trans. Au. Rev.
1,120	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	1,183
90	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	95
290	Ser. 2008-C, 6.50%, due 11/15/28	306
750	Middletown City G.O., Ser. 2017-B, 2.00%, due 9/20/18	757
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	429
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
100	Ser. 2014-A, 4.00%, due 6/1/18	102
115	Ser. 2014-A, 5.00%, due 6/1/20	125
50	Ser. 2014-A, 5.00%, due 6/1/22	57
100	Ser. 2014-A, 5.00%, due 6/1/23	116
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	518
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	343
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	532
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
415	Ser. 2014, 4.00%, due 7/1/18	422
300	Ser. 2014, 5.00%, due 7/1/27	345

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	New Rochelle Ref. G.O.
$475	Ser. 2013-A, 4.00%, due 3/15/18	$480
350	Ser. 2013-A, 4.00%, due 3/15/19	364
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,051
675	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2007-BB-1, (LOC: Bank of Tokyo), 0.87%, due 6/15/36	675	(a)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured-Fiscal)
355	Subser. 2016-A-1, 4.00%, due 5/1/30	394
750	Subser. 2016-A-1, 4.00%, due 5/1/31	822
1,100	Subser. 2016-A-1, 5.00%, due 5/1/33	1,303
350	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	407
505	New York G.O. Ref., Ser. 2017-A, 5.00%, due 8/1/26	622
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,237
150	New York St. Dorm. Au. Ref. Rev. (St. Personal Income Tax), Ser. 2016-D, 5.00%, due 2/15/27	184
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	506
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	827
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	576
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering)
500	Ser. 2012-1, 5.00%, due 7/1/20	549
1,150	Ser. 2012-1, 4.00%, due 7/1/22	1,265
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22 Pre-Refunded 5/1/21	225
300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Bldg. Fin. Prog.), Ser. 2017-C, (AGM Insured), 5.00%, due 10/1/27	371
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.)
275	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	327
2,000	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,418
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	606
1,050	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Univ. Facs.), Ser. 2017-A, 5.00%, due 7/1/30	1,272
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	529
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,561
500	New York St. Dorm. Au. Rev. St. Supported Debt (New York Univ.), Ser. 2016-A, 4.00%, due 7/1/41	529
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,340
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	495	(a)
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,678
	New York St. G.O.
1,915	Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	2,010
300	Ser. 2016-B-1, 5.00%, due 12/1/29	364
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	89
750	New York St. HFA Rev. (Affordable Hsg.), Ser. 2015-G, (SONYMA Insured), 1.35%, due 5/1/19	750
	New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax)
500	Ser. 2016-A, 5.00%, due 3/15/28	606
1,000	Ser. 2017-B, 5.00%, due 3/15/30	1,212
165	Niagara Falls Pub. Wtr. Au. Wtr. & Swr. Sys. Rev. Ref., Ser. 2016-A, 5.00%, due 7/15/25	197
650	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	673
710	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	777
	Orange Co. Funding Corp. Rev. (Mount St. Mary College)
735	Ser. 2012-B, 4.00%, due 7/1/23	795
695	Ser. 2012-B, 4.00%, due 7/1/24	748

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,500	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred -Third), Ser. 2017, 5.00%, due 4/15/57	$1,699
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	377
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,708
170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	203
	Suffolk Co. G.O. (Pub. Imp.)
500	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	514
80	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	84
500	Triborough Bridge & Tunnel Au. Rev., Ser. 2017-A, 5.00%, due 11/15/25	614
	Triborough Bridge & Tunnel Au. Rev. Ref.
1,500	Ser. 2013-A, 5.00%, due 11/15/27	1,760
320	Ser. 2016-A, 5.00%, due 11/15/46	372
500	Ser. 2017-B, 5.00%, due 11/15/30	611
300	Subser. 2005-B-2, (LOC: Wells Fargo Bank N.A.), 0.88%, due 1/1/32	300 (a)
500	TSASC Inc. Rev. Ref., Ser. 2017, 5.00%, due 6/1/28	586
950	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,120
	Total Investments 98.9% (Cost $57,191)	58,895
	Other Assets Less Liabilities 1.1%	650
	Net Assets 100.0%	$59,545

(a)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$58,895	$—	$58,895
Total Investments	$—	$58,895	$—	$58,895

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Mortgage-Backed Securities 27.4%
Collateralized Mortgage Obligations 0.1%
$78	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1 month USD LIBOR + 1.13%, (2.36%), due 6/19/34	$76	(a)
Commercial Mortgage-Backed 24.8%
892	Banc of America Commercial Mortgage Trust, Ser. 2017-BNK3, Class A1, 1.96%, due 2/15/50	888
653	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	652
	CD Mortgage Trust
743	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/49	734
447	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	445
2,190	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,179
	Citigroup Commercial Mortgage Trust
736	Ser. 2016-C2, Class A1, 1.50%, due 8/10/49	726
1,208	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,200
	Commercial Mortgage Pass-Through Certificates
2,194	Ser. 2012-CR5, Class ASB, 2.39%, due 12/10/45	2,203
588	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	586
115	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	114
279	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	278
328	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	327
101	Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	101
309	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	308
628	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	626
380	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	380
1,551	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class A1, 1.45%, due 6/15/57	1,542
672	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	665
262	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	262
1,869	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	1,860	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
574	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	567
894	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	891
529	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	522
2,187	UBS Commercial Mortgage Trust, Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	2,176
	Wells Fargo Commercial Mortgage Trust
265	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	265
1,128	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,115
982	Ser. 2017-C39, Class A1, 1.98%, due 9/15/50	977
795	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	790
889	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	883
	WF-RBS Commercial Mortgage Trust
548	Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	546
738	Ser. 2014-C24, Class A1, 1.39%, due 11/15/47	734
		25,542
Fannie Mae 1.4%
	Pass-Through Certificates
320	3.50%, due 10/1/25	333
658	3.00%, due 9/1/27	675
435	4.50%, due 4/1/39 – 5/1/44	465
		1,473

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Freddie Mac 1.1%
	Pass-Through Certificates
$356	3.50%, due 5/1/26	$371
471	3.00%, due 1/1/27	482
278	4.50%, due 11/1/39	297
		1,150
	Total Mortgage-Backed Securities (Cost $28,424)	28,241
Corporate Bonds 54.8%
Aerospace & Defense 1.3%
980	Northrop Grumman Corp., 2.08%, due 10/15/20	980
400	Rockwell Collins, Inc., 1.95%, due 7/15/19	400
		1,380
Agriculture 1.2%
1,285	BAT Capital Corp., 2.30%, due 8/14/20	1,285	(b)
Auto Manufacturers 3.6%
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	387	(b)
	Ford Motor Credit Co. LLC
880	3 month USD LIBOR + 0.94%, (2.29%), due 1/9/18	881	(a)
1,200	2.02%, due 5/3/19	1,198
1,245	General Motors Financial Co., Inc., 2.40%, due 5/9/19	1,250
		3,716
Banks 18.8%
	Bank of America Corp.
915	Ser. L, 2.60%, due 1/15/19	921
1,675	5.63%, due 7/1/20	1,817
1,115	Capital One Financial Corp., 2.50%, due 5/12/20	1,119
885	Capital One N.A., 2.35%, due 8/17/18	888
2,175	Citigroup, Inc., 8.50%, due 5/22/19	2,386
2,065	Goldman Sachs Group, Inc, 2.60%, due 4/23/20	2,080
2,130	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,140
2,230	Morgan Stanley, 2.45%, due 2/1/19	2,242
230	MUFG Americas Holdings Corp., 1.63%, due 2/9/18	230
875	National Australia Bank Ltd., 1.38%, due 7/12/19	867
845	U.S. Bank N.A., 1.45%, due 1/29/18	845
2,145	Wells Fargo & Co., Ser. N, 2.15%, due 1/30/20	2,150
1,715	Westpac Banking Corp., 2.15%, due 3/6/20	1,718
		19,403
Beverages 1.3%
1,290	Anheuser-Busch InBev Finance, Inc., 1.90%, due 2/1/19	1,291
Biotechnology 1.4%
1,440	Gilead Sciences, Inc., 3 month USD LIBOR + 0.17%, (1.50%), due 9/20/18	1,441	(a)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Computers 0.3%
$350	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 6/1/19	$356	(b)
Diversified Financial Services 2.5%
675	AIG Global Funding, 2.15%, due 7/2/20	675	(b)
1,895	American Express Co., 2.20%, due 10/30/20	1,891
		2,566
Electric 3.6%
1,100	Dominion Energy, Inc., 2.58%, due 7/1/20	1,106
240	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	239
1,060	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,128
160	Southern Co., 1.55%, due 7/1/18	160
1,125	Southern Power Co., 1.85%, due 12/1/17	1,125
		3,758
Food 0.6%
640	Tyson Foods, Inc., 3 month USD LIBOR + 0.45%, (1.77%), due 5/30/19	641	(a)
Household Products - Wares 1.0%
990	Reckitt Benckiser Treasury Services PLC, 2.13%, due 9/21/18	993	(b)
Media 3.8%
500	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	513
1,250	Comcast Corp., 6.30%, due 11/15/17	1,252
585	Discovery Communications LLC, 2.20%, due 9/20/19	586
1,000	NBCUniversal Enterprise, Inc., 3 month USD LIBOR + 0.69%, (2.04%), due 4/15/18	1,003	(a)(b)
540	Thomson Reuters Corp., 4.70%, due 10/15/19	565
		3,919
Oil & Gas 2.9%
585	BP AMI Leasing, Inc., 5.52%, due 5/8/19	616	(b)
	BP Capital Markets PLC
350	1.68%, due 5/3/19	349
915	2.52%, due 1/15/20	927
1,045	Canadian Natural Resources Ltd., 1.75%, due 1/15/18	1,045
		2,937
Pharmaceuticals 2.2%
	AbbVie, Inc.
205	1.80%, due 5/14/18	205
1,010	2.50%, due 5/14/20	1,018
380	Mylan NV, 2.50%, due 6/7/19	381
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	638
		2,242

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Pipelines 2.3%
$785	El Paso Pipeline, 6.50%, due 4/1/20	$857
145	Enterprise Products Operating LLC, 1.65%, due 5/7/18	145
1,335	Kinder Morgan Finance Co. LLC, 6.00%, due 1/15/18	1,346	(b)
		2,348
REITs 2.3%
2,375	Simon Property Group L.P., 1.50%, due 2/1/18	2,375	(b)
Retail 0.8%
830	CVS Health Corp., 1.90%, due 7/20/18	831
Semiconductors 0.3%
290	QUALCOMM, Inc., 2.10%, due 5/20/20	291
Telecommunications 4.6%
1,750	AT&T, Inc., 5.20%, due 3/15/20	1,878
1,000	Cisco Systems, Inc., 3 month USD LIBOR + 0.31%, (1.63%), due 6/15/18	1,002	(a)
1,790	Verizon Communications, Inc., 4.50%, due 9/15/20	1,910
		4,790
	Total Corporate Bonds (Cost $56,571)	56,563
Asset-Backed Securities 13.0%
158	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	158
620	Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	620	(b)
	Capital One Multi-Asset Execution Trust
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	1,191
1,030	Ser. 2014-A4, Class A4, 1 month USD LIBOR + 0.36%, (1.60%), due 6/15/22	1,035	(a)
	Chase Issuance Trust
1,000	Ser. 2013-A7, Class A, 1 month USD LIBOR + 0.43%, (1.67%), due 9/15/20	1,003	(a)
1,050	Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	1,043
	Citibank Credit Card Issuance Trust
1,100	Ser. 2013-A2, Class A2, 1 month USD LIBOR + 0.28%, (1.52%), due 5/26/20	1,102	(a)
1,000	Ser. 2013-A4, Class A4, 1 month USD LIBOR + 0.42%, (1.66%), due 7/24/20	1,003	(a)
1,110	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	1,106
870	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	867
1,350	GM Financial Consumer Automobile Receivables Trust, Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	1,349	(b)
406	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	405
600	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/21	595
	Toyota Auto Receivables Owner Trust
206	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	206
1,030	Ser. 2016-D, Class A3, 1.23%, due 10/15/20	1,023
675	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	672	(b)
	Total Asset-Backed Securities (Cost $13,410)	13,378
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Short-Term Investments 8.2%
Commercial Paper 1.3%
$1,300	Energy Transfer Partners LP, 2.02%, due 11/14/17	$1,299	(b)(c)
NUMBER OF SHARES
Investment Company 6.9%
7,147,828	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96%	7,148	(d)(e)
	Total Short-Term Investments (Cost $8,447)	8,447
	Total Investments 103.4% (Cost $106,852)	106,629
	Liabilities Less Other Assets (3.4)%	(3,464	)(f)
	Net Assets 100.0%	$103,165

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $14,836,000, which represents 14.4% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Rate shown was the discount rate at the date of purchase.

(d)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $7,148,000.

(e)  Represents 7-day effective yield as of October 31, 2017.

(f)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	70	U.S. Treasury Note, 2 Year	$15,075,156	$(68,977)
Total Futures			$15,075,156	$(68,977)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (cont'd)

At October 31, 2017, the Fund had $29,260 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $9,701,236 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities(a)	$—	$28,241	$—	$28,241
Corporate Bonds(a)	—	56,563	—	56,563
Asset-Backed Securities	—	13,378	—	13,378
Short-Term Investments(a)	—	8,447	—	8,447
Total Investments	$—	$106,629	$—	$106,629

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(69)	$—	$—	$(69)
Total	$(69)	$—	$—	$(69)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund October 31, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 5.3%
All Telecom 0.1%
$145	Level 3 Financing, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 2/22/24	$146
Building & Development 0.2%
112	Jeld Wen, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 7/1/22	112
91	Realogy Group, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 7/20/22	92
		204
Business Equipment & Services 0.8%
	Advantage Sales and Marketing
174	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.63%), due 7/25/21	165
25	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.63%), due 7/25/21	24
140	Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.87%), due 7/25/22	117
37	ConvergeOne, First Lien Term Loan B, 3 month USD LIBOR + 4.75%, (6.09%), due 6/20/24	37
278	Servicemaster Company, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/8/23	279
265	West, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.24%), due 10/3/24	265	(b)(c)
		887
Cable & Satellite Television 0.1%
129	Cablevision Systems Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/17/25	129
Containers & Glass Products 0.1%
174	SIG Combibloc Group, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 3/12/22	175
Drugs 0.2%
210	Pharmaceutical Product Development, Inc., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.04%), due 8/18/22	211
Electronics - Electrical 0.4%
200	Mcafee, First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.83%), due 9/26/24	201
239	Rackspace Hosting, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 11/3/23	239
		440
Equipment Leasing 0.3%
294	Avolon, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.49%), due 4/3/22	296
Food & Drug Retailers 0.2%
271	General Nutrition Centers, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.75%), due 3/4/19	257
Health Care 0.8%
100	Air Medical Group Holding, First Lien Term Loan B, 3 month USD LIBOR + 4.25%, (5.25%),	100 due 9/26/24	(b)(c)
228	Envision Healthcare, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 12/1/23	229
298	Multiplan, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 6/7/23	301
303	Team Health, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 2/6/24	301	(d)
		931

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Leisure Goods - Activities - Movies 0.1%
$159	Match Group Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.81%), due 11/16/22	$161	(d)
Lodging & Casinos 0.7%
265	Cowlitz Tribal Gaming, First Lien Term Loan B, 3 month USD LIBOR + 10.50%, (11.74%), due 12/6/21	297	(d)(e)
352	Station Casinos, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 6/8/23	353
170	Twin Rivers Casino, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.83%), due 7/10/20	171
		821
Publishing 0.1%
110	Harland Clark Holdings Corp., First Lien Term Loan B6, 3 month USD LIBOR + 5.50%, (6.83%), due 2/9/22	110
Radio & Television 0.2%
277	Univision Communications Inc., First Lien Term Loan C5, 3 month USD LIBOR + 2.75%, (3.99%), due 3/15/24	276
Retailers (except food & drug) 0.6%
240	Bass Pro Shops, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.24%), due 9/25/24	233
428	BJS Wholesale Club Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 1/27/24	417
		650
Steel 0.2%
280	Big River Steel, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.33%), due 8/15/23	285	(d)
Utilities 0.2%
216	Calpine Corp., First Lien Term Loan B6, 3 month USD LIBOR + 2.75%, (4.09%), due 1/15/23	216
74	Texas Competitive, First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.01%), due 12/14/23	75
		291
	Total Loan Assignments (Cost $6,249)	6,270
Corporate Bonds 92.4%
Advertising 2.7%
	Lamar Media Corp.
115	5.88%, due 2/1/22	118
330	5.00%, due 5/1/23	341
590	MDC Partners, Inc., 6.50%, due 5/1/24	602	(f)
830	Nielsen Co. Luxembourg S.a.r.l, 5.50%, due 10/1/21	855	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
420	4.50%, due 10/1/20	426
615	5.00%, due 4/15/22	633	(f)
170	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/24	179
		3,154

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Auto Parts & Equipment 0.4%
$220	IHO Verwaltungs GmbH, 4.13% Cash/4.88% PIK, due 9/15/21	$224	(f)(g)
260	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	269	(f)
		493
Banking 2.3%
	Ally Financial, Inc.
350	3.60%, due 5/21/18	352
145	3.25%, due 11/5/18	146
150	8.00%, due 3/15/20	168
575	7.50%, due 9/15/20	648
685	4.25%, due 4/15/21	712
	CIT Group, Inc.
395	3.88%, due 2/19/19	401
270	5.38%, due 5/15/20	290
		2,717
Building & Construction 3.9%
105	D.R. Horton, Inc., 3.63%, due 2/15/18	105
	Lennar Corp.
465	4.50%, due 11/15/19	482
670	4.75%, due 4/1/21	702
310	4.13%, due 1/15/22	320
295	Meritage Homes Corp., 7.15%, due 4/15/20	324
165	PulteGroup, Inc., 4.25%, due 3/1/21	172
	Ryland Group, Inc.
420	6.63%, due 5/1/20	462
110	5.38%, due 10/1/22	120
445	Standard Pacific Corp., 8.38%, due 5/15/18	459
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
445	5.25%, due 4/15/21	454	(f)
185	5.88%, due 4/15/23	198	(f)
530	Toll Brothers Finance Corp., 5.88%, due 2/15/22	588
170	TRI Pointe Group, Inc., 4.88%, due 7/1/21	178
		4,564
Building Materials 0.3%
170	Beacon Roofing Supply, Inc., 6.38%, due 10/1/23	183
110	HD Supply, Inc., 5.75%, due 4/15/24	119	(f)
55	Vulcan Materials Co., 7.50%, due 6/15/21	64
		366
Cable & Satellite Television 7.4%
200	Altice Luxembourg SA, 7.75%, due 5/15/22	212	(f)
575	Altice U.S. Finance I Corp., 5.38%, due 7/15/23	599	(f)
235	Cable One, Inc., 5.75%, due 6/15/22	246	(f)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,120	5.13%, due 2/15/23	1,156
340	4.00%, due 3/1/23	345	(f)
285	5.75%, due 1/15/24	296
310	5.88%, due 4/1/24	330	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	CSC Holdings LLC
$220	7.88%, due 2/15/18	$223
565	6.75%, due 11/15/21	623
910	10.13%, due 1/15/23	1,042	(f)
	DISH DBS Corp.
135	5.13%, due 5/1/20	138
405	6.75%, due 6/1/21	425
325	Lynx II Corp., 6.38%, due 4/15/23	339	(f)
	Numericable-SFR SA
1,400	6.00%, due 5/15/22	1,460	(f)
1,270	6.25%, due 5/15/24	1,330	(f)
		8,764
Chemicals 1.9%
360	Huntsman Int'l LLC, 4.88%, due 11/15/20	378
	NOVA Chemicals Corp.
830	5.25%, due 8/1/23	856	(f)
320	4.88%, due 6/1/24	326	(f)
615	WR Grace & Co-Conn, 5.13%, due 10/1/21	661	(f)
		2,221
Consumer - Commercial Lease Financing 7.6%
	Aircastle Ltd.
1,065	4.63%, due 12/15/18	1,092
505	7.63%, due 4/15/20	559
	Navient Corp.
735	5.50%, due 1/15/19	758
775	4.88%, due 6/17/19	797
435	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	453	(f)
	Park Aerospace Holdings Ltd.
665	5.25%, due 8/15/22	692	(f)
215	4.50%, due 3/15/23	215	(f)
670	5.50%, due 2/15/24	695	(f)
1,050	SLM Corp., 7.25%, due 1/25/22	1,139
	Springleaf Finance Corp.
175	8.25%, due 12/15/20	197
1,895	7.75%, due 10/1/21	2,130
225	6.13%, due 5/15/22	237
		8,964
Discount Stores 0.3%
340	Dollar Tree, Inc., 5.25%, due 3/1/20	348
Diversified Capital Goods 0.2%
195	Anixter, Inc., 5.13%, due 10/1/21	208
Electric - Generation 2.9%
	Calpine Corp.
850	6.00%, due 1/15/22	878	(f)
380	5.88%, due 1/15/24	393	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Dynegy, Inc.
$291	6.75%, due 11/1/19	$301
390	7.38%, due 11/1/22	418
	NRG Energy, Inc.
1,035	6.25%, due 7/15/22	1,087
285	6.25%, due 5/1/24	302
		3,379
Electric - Integrated 0.7%
245	IPALCO Enterprises, Inc., 3.45%, due 7/15/20	248
350	PPL Energy Supply LLC, 4.60%, due 12/15/21	318
220	RJS Power Holdings LLC, 4.63%, due 7/15/19	223	(f)
55	Talen Energy Supply LLC, 9.50%, due 7/15/22	57	(f)
		846
Electronics 0.5%
337	Amkor Technology, Inc., 6.63%, due 6/1/21	344
280	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	292	(f)
		636
Energy - Exploration & Production 4.7%
	Antero Resources Corp.
575	5.38%, due 11/1/21	590
120	5.13%, due 12/1/22	123
445	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	483	(f)
305	Bill Barrett Corp., 7.00%, due 10/15/22	296
	Chesapeake Energy Corp.
145	6.63%, due 8/15/20	149
140	6.88%, due 11/15/20	145
500	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/20	420
145	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	154	(f)
290	Laredo Petroleum, Inc., 5.63%, due 1/15/22	295
280	Newfield Exploration Co., 5.75%, due 1/30/22	301
	Oasis Petroleum, Inc.
305	6.50%, due 11/1/21	310
125	6.88%, due 1/15/23	128
115	PDC Energy, Inc., 7.75%, due 10/15/22	120
575	Range Resources Corp., 5.75%, due 6/1/21	592
265	Sanchez Energy Corp., 7.75%, due 6/15/21	246
	SM Energy Co.
255	6.50%, due 11/15/21	258
20	6.13%, due 11/15/22	20
	Whiting Petroleum Corp.
425	5.00%, due 3/15/19	429
185	5.75%, due 3/15/21	186
335	WPX Energy, Inc., 7.50%, due 8/1/20	363
		5,608
Food & Drug Retail 0.4%
500	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 6.63%, due 6/15/24	470

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food - Wholesale 0.2%
$280	Post Holdings, Inc., 6.00%, due 12/15/22	$293	(f)
Gaming 3.1%
570	Boyd Gaming Corp., 6.88%, due 5/15/23	612
	GLP Capital L.P./GLP Financing II, Inc.
560	4.38%, due 11/1/18	564
530	4.88%, due 11/1/20	561
430	4.38%, due 4/15/21	449
200	Int'l Game Technology PLC, 5.63%, due 2/15/20	212	(f)
	MGM Resorts Int'l
500	8.63%, due 2/1/19	536
95	6.63%, due 12/15/21	106
505	7.75%, due 3/15/22	587
		3,627
Gas Distribution 5.7%
85	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	89
	DCP Midstream LLC
440	9.75%, due 3/15/19	480	(f)
270	5.35%, due 3/15/20	281	(f)
570	4.75%, due 9/30/21	587	(f)
745	Energy Transfer Equity L.P., 7.50%, due 10/15/20	838
	NuStar Logistics L.P.
270	6.75%, due 2/1/21	293
175	4.75%, due 2/1/22	178
225	ONEOK, Inc., 4.25%, due 2/1/22	234
	Rockies Express Pipeline LLC
440	6.00%, due 1/15/19	455	(f)
150	5.63%, due 4/15/20	159	(f)
195	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	212
285	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 7/15/22	281
410	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/22	415
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
580	5.25%, due 5/1/23	597
280	6.75%, due 3/15/24	302
	Williams Cos., Inc.
865	7.88%, due 9/1/21	1,016
285	3.70%, due 1/15/23	287
		6,704
Health Facilities 6.8%
	Acadia Healthcare Co., Inc.
285	5.13%, due 7/1/22	291
180	6.50%, due 3/1/24	190
315	Amsurg Corp., 5.63%, due 7/15/22	320
	CHS/Community Health Systems, Inc.
125	8.00%, due 11/15/19	119
235	6.88%, due 2/1/22	172
275	Envision Healthcare Corp., 6.25%, due 12/1/24	286	(f)
	HCA, Inc.
1,005	6.50%, due 2/15/20	1,083
1,215	5.88%, due 3/15/22	1,330

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$310	LifePoint Health, Inc., 5.88%, due 12/1/23	$318
260	LifePoint Hospitals, Inc., 5.50%, due 12/1/21	265
	MPT Operating Partnership L.P./MPT Finance Corp.
640	6.38%, due 3/1/24	692
590	5.50%, due 5/1/24	625
685	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	706
	Tenet Healthcare Corp.
235	4.50%, due 4/1/21	237
670	7.50%, due 1/1/22	705	(f)
333	4.63%, due 7/15/24	328	(f)
	Universal Health Services, Inc.
90	3.75%, due 8/1/19	92	(f)
280	4.75%, due 8/1/22	289	(f)
		8,048
Health Services 1.9%
300	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	301
645	DaVita, Inc., 5.75%, due 8/15/22	665
160	inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, due 10/1/24	176	(f)
285	Quintiles IMS, Inc., 4.88%, due 5/15/23	296	(f)
775	Service Corp. Int'l, 4.50%, due 11/15/20	783
		2,221
Investments & Misc. Financial Services 0.1%
130	MSCI, Inc., 5.25%, due 11/15/24	137	(f)
Machinery 0.6%
	CNH Industrial Capital LLC
535	3.38%, due 7/15/19	544
135	4.38%, due 4/5/22	143
75	Oshkosh Corp., 5.38%, due 3/1/22	78
		765
Managed Care 0.3%
	Centene Corp.
175	4.75%, due 5/15/22	183
170	6.13%, due 2/15/24	183
		366
Media Content 3.2%
	Gannett Co., Inc.
91	5.13%, due 10/15/19	92
430	5.13%, due 7/15/20	441
295	Gray Television, Inc., 5.13%, due 10/15/24	294	(f)
445	Netflix, Inc., 5.38%, due 2/1/21	476
110	Nexstar Broadcasting, Inc., 6.13%, due 2/15/22	114	(f)
405	Sinclair Television Group, Inc., 5.63%, due 8/1/24	411	(f)
	Sirius XM Radio, Inc.
845	3.88%, due 8/1/22	861	(f)
275	4.63%, due 5/15/23	282	(f)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Univision Communications, Inc.
$199	6.75%, due 9/15/22	$206	(f)
590	5.13%, due 5/15/23	598	(f)
		3,775
Medical Products 0.7%
795	Hologic, Inc., 5.25%, due 7/15/22	830	(f)
Metals - Mining Excluding Steel 3.8%
320	Anglo American Capital PLC, 4.45%, due 9/27/20	336	(f)
555	First Quantum Minerals Ltd., 7.00%, due 2/15/21	576	(f)
	FMG Resources (August 2006) Pty Ltd.
245	9.75%, due 3/1/22	274	(f)
85	4.75%, due 5/15/22	87	(f)
90	5.13%, due 5/15/24	93	(f)
	Freeport-McMoRan, Inc.
100	2.38%, due 3/15/18	100
320	3.10%, due 3/15/20	320
175	6.50%, due 11/15/20	178
275	6.75%, due 2/1/22	286
1,500	3.55%, due 3/1/22	1,485
220	Hudbay Minerals, Inc., 7.25%, due 1/15/23	237	(f)
175	Novelis Corp., 6.25%, due 8/15/24	185	(f)
290	Teck Resources Ltd., 4.75%, due 1/15/22	306
		4,463
Oil Field Equipment & Services 0.3%
345	Precision Drilling Corp., 7.75%, due 12/15/23	354
Packaging 4.3%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
455	4.25%, due 9/15/22	469	(f)
200	4.63%, due 5/15/23	205	(f)
250	Ball Corp., 5.00%, due 3/15/22	270
	Berry Plastics Corp.
310	5.50%, due 5/15/22	322
230	6.00%, due 10/15/22	244
490	5.13%, due 7/15/23	514
570	BWAY Holding Co., 5.50%, due 4/15/24	593	(f)
320	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/21	338
	Reynolds Group Issuer, Inc.
470	5.75%, due 10/15/20	478
680	3 month USD LIBOR + 3.50%, (4.86%), due 7/15/21	694	(a)(f)
740	5.13%, due 7/15/23	771	(f)
202	Silgan Holdings, Inc., 5.00%, due 4/1/20	204
		5,102
Personal & Household Products 0.5%
335	Energizer Holdings, Inc., 4.70%, due 5/19/21	354
115	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	111	(f)
80	Spectrum Brands, Inc., 6.13%, due 12/15/24	85
		550

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Pharmaceuticals 1.5%
$315	Endo Finance LLC, 5.75%, due 1/15/22	$276	(f)
410	Endo Finance LLC & Endo Finco, Inc., 7.25%, due 1/15/22	377	(f)
225	Mallinckrodt Int'l Finance SA, 3.50%, due 4/15/18	225
90	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/20	90	(f)
575	Valeant Pharmaceuticals Int'l, Inc., 6.50%, due 3/15/22	610	(f)
233	VPI Escrow Corp., 6.38%, due 10/15/20	231	(f)
		1,809
Printing & Publishing 1.9%
	Harland Clarke Holdings Corp.
325	6.88%, due 3/1/20	335	(f)
320	8.38%, due 8/15/22	337	(f)
	R.R. Donnelley & Sons Co.
255	7.63%, due 6/15/20	278
1,285	7.88%, due 3/15/21	1,356
		2,306
Real Estate Dev. & Mgt. 0.3%
360	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	368	(f)
Recreation & Travel 2.1%
195	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/24	205
1,900	NCL Corp. Ltd., 4.75%, due 12/15/21	1,971	(f)
295	Six Flags Entertainment Corp., 4.88%, due 7/31/24	304	(f)
		2,480
Restaurants 0.8%
	1011778 BC ULC/New Red Finance, Inc.
195	4.63%, due 1/15/22	200	(f)
180	4.25%, due 5/15/24	181	(f)
340	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, due 6/1/24	359	(f)
200	Yum! Brands, Inc., 3.88%, due 11/1/20	206
		946
Software - Services 3.0%
	First Data Corp.
560	5.38%, due 8/15/23	582	(f)
335	7.00%, due 12/1/23	359	(f)
225	5.00%, due 1/15/24	234	(f)
	Nuance Communications, Inc.
610	5.38%, due 8/15/20	618	(f)
625	6.00%, due 7/1/24	674
550	Open Text Corp., 5.63%, due 1/15/23	575	(f)
330	Rackspace Hosting, Inc., 8.63%, due 11/15/24	348	(f)
195	Symantec Corp., 3.95%, due 6/15/22	201
		3,591

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Specialty Retail 1.1%
$205	Limited Brands, Inc., 8.50%, due 6/15/19	$224
	Penske Automotive Group, Inc.
50	3.75%, due 8/15/20	51
270	5.75%, due 10/1/22	279
795	QVC, Inc., 3.13%, due 4/1/19	804
		1,358
Steel Producers - Products 0.5%
590	ArcelorMittal, 5.13%, due 6/1/20	627
Support - Services 2.5%
285	AECOM Technology Corp., 5.75%, due 10/15/22	297
415	Anna Merger Sub, Inc., 7.75%, due 10/1/22	289	(f)
385	Aramark Services, Inc., 5.13%, due 1/15/24	407
300	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, due 6/1/22	301	(f)
	Hertz Corp.
500	5.88%, due 10/15/20	497
240	7.38%, due 1/15/21	241
275	7.63%, due 6/1/22	287	(f)
55	6.25%, due 10/15/22	53
100	IHS Markit Ltd., 5.00%, due 11/1/22	108	(f)
275	Iron Mountain, Inc., 4.38%, due 6/1/21	283	(f)
170	United Rental N.A., Inc., 5.75%, due 11/15/24	180
		2,943
Technology Hardware & Equipment 2.4%
275	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/23	287
215	CommScope, Inc., 5.50%, due 6/15/24	224	(f)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
825	5.88%, due 6/15/21	864	(f)
260	7.13%, due 6/15/24	287	(f)
500	EMC Corp., 1.88%, due 6/1/18	499
175	Project Homestake Merger Corp., 8.88%, due 3/1/23	157	(f)
425	Western Digital Corp., 7.38%, due 4/1/23	465	(f)
		2,783
Telecom - Satellite 0.6%
708	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	751
Telecom - Wireless 2.0%
550	Sprint Capital Corp., 6.90%, due 5/1/19	580
825	Sprint Corp., 7.25%, due 9/15/21	899
215	Sprint Nextel Corp., 6.00%, due 11/15/22	226
	T-Mobile USA, Inc.
330	6.13%, due 1/15/22	343
335	4.00%, due 4/15/22	347
		2,395

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecom - Wireline Integrated & Services 4.6%
$650	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	$678
	Communications Sales & Leasing, Inc./CSL Capital LLC
275	6.00%, due 4/15/23	275	(f)
230	8.25%, due 10/15/23	221
125	Equinix, Inc., 5.38%, due 1/1/22	131
	Frontier Communications Corp.
535	7.13%, due 3/15/19	538
360	8.50%, due 4/15/20	356
155	8.88%, due 9/15/20	151
400	9.25%, due 7/1/21	357
	Level 3 Financing, Inc.
540	6.13%, due 1/15/21	551
590	5.63%, due 2/1/23	609
175	5.38%, due 1/15/24	182
200	Qwest Corp., 6.75%, due 12/1/21	221
285	SoftBank Group Corp., 4.50%, due 4/15/20	294	(f)
	Telecom Italia Capital SA
115	7.00%, due 6/4/18	118
125	7.18%, due 6/18/19	135
555	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/23	583
		5,400
Theaters & Entertainment 1.4%
680	AMC Entertainment Holdings, Inc., 5.88%, due 2/15/22	690
	Regal Entertainment Group
800	5.75%, due 3/15/22	828
140	5.75%, due 6/15/23	146
		1,664
	Total Corporate Bonds (Cost $108,018)	109,394
NUMBER OF SHARES
Short-Term Investment 1.3%
Investment Company 1.3%
1,557,736	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $1,558)	1,558	(h)(i)
	Total Investments 99.0% (Cost $115,825)	117,222
	Other Assets Less Liabilities 1.0%	1,176
	Net Assets 100.0%	$118,398

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security had not settled as of October 31, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  Value determined using significant unobservable inputs.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

(e)  Illiquid security.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to $40,827,000, which represents 34.5% of net assets of the Fund. Securities denoted with (f) but without (e) have been deemed by the investment manager to be liquid.

(g)  Payment-in-kind (PIK) security.

(h)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $1,558,000.

(i)  Represents 7-day effective yield as of October 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$630	$301	$931
Leisure Goods—Activities—Movies	—	—	161	161
Lodging & Casinos	—	524	297	821
Steel	—	—	285	285
Other Loan Assignments(a)	—	4,072	—	4,072
Total Loan Assignments	—	5,226	1,044	6,270
Corporate Bonds(a)	—	109,394	—	109,394
Short-Term Investment	—	1,558	—	1,558
Total Investments	$—	$116,178	$1,044	$117,222

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Loan Assignments(c)
Business Equipment & Services	$95	$—	$(0	)(d)	$(1)	$—	$(94)	$—	$—	$—	$—
Health Care	—	—	(0	)(d)	(1)	433	(131)	—	—	301	(1)
Leisure Goods— Activities— Movies	—	—	—		4	157	—	—	—	161	4
Lodging & Casinos	—	(3)	—		9	291	—	—	—	297	9
Steel	—	—	—		8	277	—	—	—	285	8
Total	$95	$(3)	$(0	)(d)	$19	$1,158	$(225)	$—	$—	$1,044	$20

(c)  This security categorized as Level 3 is valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Amount less than one thousand.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund October 31, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(b) 5.8%
Aerospace & Defense 0.0%(c)
	Transdigm Inc.
$661	First Lien Term Loan D, 3 month USD LIBOR + 3.00%, (4.33%), due 6/4/21	$665
84	First Lien Term Loan F, 3 month USD LIBOR + 3.00%, (4.27%), due 6/9/23	85
		750
Air Transport 0.1%
	American Airlines Inc.
134	First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/27/20	134
708	First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 10/10/21	709
355	First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 12/14/23	356
288	United Airlines, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.63%), due 4/1/24	290
		1,489
All Telecom 0.6%
1,815	Centurylink, First Lien Term Loan B, 3 month USD LIBOR + 1.38%, (2.75%), due 1/31/25	1,791
800	Communications Sales and Leasing Inc., First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 10/24/22	768
488	Consolidated Communications Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 10/5/23	480
	Frontier Communications Corp.
866	First Lien Term Loan A, 3 month USD LIBOR + 2.50%, (4.00%), due 3/31/21	829
858	First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 6/1/24	815
863	GTT Communications, Inc., Term Loan, 3 month USD LIBOR + 3.25%, (4.50%), due 1/9/24	868
3,259	Intelsat Jackson HLDG, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (4.07%), due 6/30/19	3,248
520	Level 3 Financing, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 2/22/24	522
	Lumos Networks
157	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 10/26/24	158
154	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (3.50%), due 10/27/24	154
136	Neustar, First Lien Term Loan B2, 3 month USD LIBOR + 3.75%, (5.06%), due 8/8/24	137
399	Premiere Global Services, Inc., First Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.78%), due 12/8/21	379
418	RCN Grande, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 2/1/24	413
	SBA Communications
168	First Lien Term Loan B1, 3 month USD LIBOR + 2.25%, (3.50%), due 3/24/21	168
669	First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.50%), due 6/10/22	671
925	Sprint Communications, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.75%), due 2/2/24	928
85	Switch, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 6/27/24	86
	Syniverse Technologies
340	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.33%), due 4/23/19	330
954	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.33%), due 4/23/19	928
557	Telesat, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.32%), due 11/17/23	560
268	Zayo Group, First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.49%), due 1/19/24	269
700	Ziggo, First Lien Term Loan E, 3 month USD LIBOR + 2.50%, (3.74%), due 4/23/25	702
		15,204

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Automotive 0.0%(c)
$382	ABRA, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.32%), due 9/17/21	$385
69	Belron, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (2.50%), due 11/15/24	69
297	Caliber Collision, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 2/1/24	299
158	Cooper Standard Automotive Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 11/2/23	159
308	Midas Intermediate Holdings Co., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.07%), due 8/18/21	309
		1,221
Building & Development 0.2%
383	American Builders & Co., Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 10/31/23	385
240	Beacon Roofing Supply, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (2.25%), due 1/2/25	242	(d)(e)
	Capital Automotive LP
498	First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 3/24/24	499
315	Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.24%), due 3/24/25	323	(f)
1,123	DTZ, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.59%), due 11/4/21	1,129
439	HD Supply Waterworks, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.46%), due 8/1/24	442
82	HDS Supply, First Lien Term Loan B4, 3 month USD LIBOR + 2.50%, (3.83%), due 10/17/23	82
270	Jeld-Wen, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 7/1/22	272
615	Mueller Water, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.77%), due 11/25/21	619
238	Quikrete, Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 11/15/23	239
1,067	Realogy Group, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 7/20/22	1,073
		5,305
Business Equipment & Services 0.7%
1,320	Acosta Inc., First Lien Term Loan B1, 3 month USD LIBOR + 3.25%, (4.49%), due 9/26/21	1,162
	Advantage Sales and Marketing
1,129	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.63%), due 7/25/21	1,067
245	Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.87%), due 7/25/22	204
124	Alixpartners, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.08%), due 4/4/24	125
	Brickman Group Holdings Inc.
939	Term Loan, 3 month USD LIBOR + 3.00%, (4.31%), due 12/18/20	944
37	Second Lien Term Loan, 3 month USD LIBOR + 6.50%, (7.74%), due 12/18/21	38
220	CBS Outdoor, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 3/10/24	222
185	CCC Information Services Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 4/29/24	185
1,159	Ceridian Corp., First Lien Term Loan B2, 3 month USD LIBOR + 3.50%, (4.74%), due 9/15/20	1,159
338	Change Healthcare Holdings, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 3/1/24	340
463	Convergeone, First Lien Term Loan B, 3 month USD LIBOR + 4.75%, (6.09%), due 6/20/24	463
836	CPA Global, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.68%), due 12/3/20	838
569	CSC Serviceworks, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 11/14/22	572
145	Digicert Holdings, First Lien Term Loan B2, 3 month USD LIBOR + 4.75%, (5.75%), due 9/15/24	147	(d)(e)
394	Endurance International, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.32%), due 2/9/23	398
1,467	First Data Corporation, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 4/20/24	1,473
746	Garda World Security, Term Loan, 3 month USD LIBOR + 4.00%, (5.31%), due 5/3/24	751
214	Gartner, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 4/5/24	216	(f)
786	Genesys, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (5.08%), due 12/1/23	791
839	Kronos, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.81%), due 11/1/23	844

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,117	Mitchell International, Inc., First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.88%), due 10/11/20	$1,127
250	On Assignment, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/5/22	251
516	Presidio, First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.58%), due 2/2/22	519
670	Protection One, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 5/2/22	676
1,120	Servicemaster Company, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/8/23	1,125
795	Solera, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 3/3/23	801
1,197	Tempo Acquisition, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 4/20/24	1,200
492	TRANS UNION LLC, First Lien Term Loan B2, 3 month USD LIBOR + 2.00%, (3.24%), due 4/9/23	494
204	Vantiv, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.74%), due 10/14/23	206
635	West, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.24%), due 10/3/24	636
188	Wex, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/1/23	190
		19,164
Cable & Satellite Television 0.3%
282	Atlantic Broadband, First Lien Term Loan B, 3 month USD LIBOR + 2.38%, (2.38%), due 8/11/24	282	(d)(e)
992	Cablevision Systems Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/17/25	991
517	Cequel Communications, LLC, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.48%), due 7/14/25	516
	Charter Communications Operating LLC
448	First Lien Term Loan F, 3 month USD LIBOR + 2.00%, (3.25%), due 1/3/21	450
925	First Lien Term Loan I, 3 month USD LIBOR + 2.25%, (3.50%), due 1/15/24	931
229	Mediacom Illinois LLC, First Lien Term Loan K, 3 month USD LIBOR + 2.25%, (3.46%), due 2/19/24	229
	Numericable
925	First Lien Term Loan B11, 3 month USD LIBOR + 2.75%, (4.13%), due 7/31/25	923
175	First Lien Term Loan B12, 3 month USD LIBOR + 3.00%, (3.00%), due 1/6/26	175	(d)(e)
635	Telenet, First Lien Term Loan AI, 3 month USD LIBOR + 2.75%, (3.99%), due 6/30/25	637
475	Unity Media, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 9/30/25	475
440	UPC Financing Partnership, First Lien Term Loan AR, 3 month USD LIBOR + 2.50%, (3.73%), due 1/15/26	441
280	Virgin Media, First Lien Term Loan I, 3 month USD LIBOR + 2.75%, (3.99%), due 1/31/25	281
1,669	Wide Open West, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 8/19/23	1,672
		8,003
Chemicals & Plastics 0.2%
	Allnex
184	First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.56%), due 9/13/23	185
139	First Lien Term Loan B3, 3 month USD LIBOR + 3.25%, (4.56%), due 9/13/23	140
429	Axalta Coating Systems, First Lien Term Loan, 3 month USD LIBOR + 2.00%, (3.33%), due 6/1/24	431
153	Diversey, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.32%), due 9/6/24	154
491	HB Fuller, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 10/11/24	494
	Ineos Finance PLC
374	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.94%), due 3/31/22	374
680	First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (2.25%), due 3/31/24	680
69	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.94%), due 3/31/24	70
405	KIK Custom Products Inc., First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.74%), due 8/26/22	409
	Solenis
1,114	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.57%), due 7/31/21	1,119
125	Second Lien Term Loan, 3 month USD LIBOR + 6.75%, (8.07%), due 7/31/22	123

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$535	Univar Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/1/22	$537
		4,716
Conglomerates 0.0%(c)
105	Penn Engineering, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 6/27/24	105
267	Spectrum Brands, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.29%), due 6/23/22	269
		374
Containers & Glass Products 0.3%
	Berlin Packaging
1,182	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.53%), due 10/1/21	1,190
240	Second Lien Term Loan, 3 month USD LIBOR + 6.75%, (7.99%), due 10/1/22	242
	Berry Plastics
193	First Lien Term Loan K, 3 month USD LIBOR + 2.25%, (3.49%), due 2/8/20	194
368	First Lien Term Loan L, 3 month USD LIBOR + 2.25%, (3.49%), due 1/6/21	369
741	First Lien Term Loan M, 3 month USD LIBOR + 2.25%, (3.49%), due 10/1/22	744
803	BWAY Corporation, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.59%), due 4/3/24	808
240	Consolidated Container, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.74%), due 5/9/24	242
443	Fort Dearborn Co., First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.33%), due 10/19/23	445	(f)
1,593	Reynolds Group, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (3.99%), due 2/5/23	1,602
781	SIG Combibloc Group, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 3/12/22	786
260	Tekni-Plex Inc., First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.53%), due 10/4/24	262
		6,884
Cosmetics - Toiletries 0.0%(c)
295	Prestige Brands, Inc., First Lien Term Loan B4, 3 month USD LIBOR + 2.75%, (3.99%), due 1/26/24	297
Drugs 0.3%
3,177	Endo Pharma, First Lien Term Loan B, 3 month USD LIBOR + 4.25%, (5.50%), due 4/27/24	3,218
1,590	Pharmaceutical Product Development, Inc., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.04%), due 8/18/22	1,599
265	Catalent Pharma Solutions, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.75%), due 5/20/24	267	(d)(e)
2,574	Valeant Pharmaceuticals, First Lien Term Loan BF3, 3 month USD LIBOR + 4.75%, (5.99%), due 4/1/22	2,630
		7,714
Ecological Services & Equipment 0.0%(c)
825	ADS Waste Holdings, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.95%), due 11/10/23	831
220	Waste Industries USA, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 9/20/24	222
		1,053

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Electronics - Electrical 0.5%
$510	Applied Systems, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.57%), due 9/18/24	$516
1,164	Avast Software, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 9/30/23	1,170
1,422	BMC Software, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.24%), due 9/10/22	1,431
177	CommScope, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.37%), due 12/29/22	178
640	CPI ACQUISITION INC., First Lien Term Loan, 3 month USD LIBOR + 4.50%, (5.96%), due 8/17/22	458
1,065	Dell, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (2.75%), due 9/7/23	1,067	(d)(e)
434	Go Daddy, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.72%), due 2/15/24	436
	Hyland Software, Inc.
309	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.49%), due 7/1/22	312
55	Second Lien Term Loan, 3 month USD LIBOR + 7.00%, (8.24%), due 7/7/25	56
200	IFS, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.50%), due 7/25/24	200	(d)(e)
791	Infor Global Solutions Ltd., First Lien Term Loan, 3 month USD LIBOR + 2.75%, (4.08%), due 2/1/22	792
	Mcafee
460	First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.83%), due 9/26/24	463
200	Second Lien Term Loan, 3 month USD LIBOR + 8.50%, (9.83%), due 9/26/25	203
164	MKS Instruments, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 4/29/23	165
309	On Semiconductor, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 3/31/23	311
	Optiv Security, Inc.
776	First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.56%), due 2/1/24	731
160	Second Lien Term Loan, 3 month USD LIBOR + 7.25%, (8.56%), due 2/1/25	147
351	Peak 10, First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.81%), due 7/21/24	353
802	Rackspace Hosting Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 11/3/23	801
1,594	Riverbed Technology, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 4/24/22	1,525
2,241	Sophia LP, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 9/30/22	2,236
391	Vertafore, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.49%), due 6/17/23	394
		13,945
Equipment Leasing 0.0%(c)
645	AER /Int'l Lease Finance Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.33%), due 10/30/22	650
618	Avolon, First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.49%), due 4/3/22	623
		1,273
Financial Intermediaries 0.1%
497	Americold, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 12/1/22	503	(f)
517	CITCO, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 4/3/22	522
215	Fortress Investment Group, First Lien Term Loan B, 3 month USD LIBOR + 1.38%, (2.75%), due 7/14/22	218
1,124	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 8/18/23	1,126
118	Guggenheim Partners, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 7/22/23	118
283	Harbourvest Partners, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.86%), due 2/4/21	283
531	Royalty Pharma, First Lien Term Loan B6, 3 month USD LIBOR + 2.00%, (3.33%), due 3/27/23	533
236	SAM Finance, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.57%), due 12/17/20	237
		3,540

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Food & Drug Retailers 0.1%
	Albertsons LLC
$57	First Lien Term Loan B4, 3 month USD LIBOR + 2.75%, (3.99%), due 8/25/21	$55
613	First Lien Term Loan B5, 3 month USD LIBOR + 3.00%, (4.33%), due 12/21/22	593
549	First Lien Term Loan B6, 3 month USD LIBOR + 3.00%, (4.32%), due 6/22/23	531
1,136	General Nutrition Centers, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.75%), due 3/4/19	1,078
1,600	Rite Aid Corp., Second Lien Term Loan 2, 3 month USD LIBOR + 3.88%, (5.21%), due 6/21/21	1,603
		3,860
Food Products 0.1%
520	B&G Foods Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 11/2/22	523
311	DE Master Blenders 1753 NV, First Lien Term Loan B1, 3 month USD LIBOR + 2.25%, (3.56%), due 7/2/22	313
299	Del Monte Foods, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.57%), due 2/18/21	255
800	Nomad Foods Europe Midco Ltd., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 4/20/24	803
369	Post Holdings, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 5/24/24	371
		2,265
Food Service 0.1%
169	Aramark Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 3/2/24	170
522	Burger King Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.52%), due 2/17/24	522
443	Manitowoc Foodservice, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (3.99%), due 3/3/23	447
534	US Foods, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.00%), due 6/27/23	538
149	Weight Watchers International Inc., Term Loan, 3 month USD LIBOR + 3.25%, (4.58%), due 4/2/20	147
535	Yum Brands, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 6/16/23	538
		2,362
Health Care 0.4%
796	Acadia Healthcare Co., First Lien Term Loan B2, 3 month USD LIBOR + 2.75%, (3.99%), due 2/16/23	800
	Air Medical Group Holding
563	First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 4/28/22	562
110	First Lien Term Loan B1, 3 month USD LIBOR + 4.00%, (5.24%), due 4/28/22	110
105	First Lien Term Loan B, 3 month USD LIBOR + 4.25%, (5.25%), due 9/26/24	105	(d)(e)
	CHS/Community Health
726	First Lien Term Loan G1, 3 month USD LIBOR + 2.75%, (4.07%), due 12/31/19	708
554	First Lien Term Loan H1, 3 month USD LIBOR + 3.00%, (4.32%), due 1/27/21	536
817	Concentra Operating Company, First Lien Term Loan 1, 3 month USD LIBOR + 3.00%, (4.32%), due 6/1/22	820
1,677	Envision Healthcare, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.25%), due 12/1/23	1,684
975	Grifols SA, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.45%), due 1/19/25	978
	HCA Inc.
390	First Lien Term Loan B9, 3 month USD LIBOR + 2.00%, (3.24%), due 3/18/23	392
476	First Lien Term Loan B8, 3 month USD LIBOR + 2.25%, (3.49%), due 2/15/24	479
349	INC Research, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 8/1/24	350

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,056	Mallinckrodt International, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 9/24/24	$1,058
100	Mediware Information System, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 2/9/24	100
708	Multiplan, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 6/7/23	715
559	National Mentor, Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 1/31/21	563
193	Quintiles Ims Health, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.33%), due 3/7/24	195
224	Surgery Partners, First Lien Term Loan, 3 month USD LIBOR + 3.25%, (4.50%), due 9/3/24	222
1,214	Team Health, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (3.99%), due 2/6/24	1,203	(f)
		11,580
Industrial Equipment 0.2%
	Crosby Worldwide
968	First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.31%), due 11/22/20	917
55	Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.31%), due 11/22/21	46
806	Doosan Infracore, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 5/19/24	811
1,189	Filtration Group, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.38%), due 11/21/20	1,197
154	Gardner Denver, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.08%), due 7/30/24	155
244	Gates Global LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.58%), due 3/31/24	245
104	Harsco, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.25%), due 11/2/23	105
1,010	Husky Injection Molding, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.49%), due 6/30/21	1,017
168	Hyster-Yale Group, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.24%), due 5/30/23	170	(f)
809	Milacron LLC, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 9/24/23	811	(f)
589	Rexnord Corp., First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.09%), due 8/21/23	593
488	Signode Industrial, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.04%), due 5/1/21	493	(f)
		6,560
Insurance 0.1%
	Sedgwick Holdings Inc.
1,126	First Lien Term Loan, 3 month USD LIBOR + 2.75%, (3.99%), due 2/28/21	1,131
130	Second Lien Term Loan, 3 month USD LIBOR + 5.75%, (6.99%), due 2/28/22	131
110	Second Lien Term Loan, 3 month USD LIBOR + 5.75%, (7.07%), due 2/28/22	112
		1,374
Leisure Goods - Activities - Movies 0.2%
537	AMC Entertainment, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 12/15/22	537
315	Bright Horizons, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 11/3/23	317
282	Clubcorp, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.59%), due 8/15/24	283
1,365	Formula One, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.24%), due 2/1/24	1,375
329	Match, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.81%), due 11/16/22	332	(f)
1,027	Nielsen Business Media, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.33%), due 5/22/24	1,039	(f)
269	Regal Cinemas Corporation, First Lien Term Loan, 3 month USD LIBOR + 2.00%, (3.24%), due 4/1/22	269
780	Seaworld, First Lien Term Loan B5, 3 month USD LIBOR + 3.00%, (4.33%), due 3/31/24	765	(d)(e)
380	Warner Music Group, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 11/1/23	382
		5,299
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Lodging & Casinos 0.3%
$155	Aristocrat Leisure, First Lien Term Loan, 3 month USD LIBOR + 2.25%, (3.36%), due 10/20/21	$156
120	Belmond, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.07%), due 7/3/24	120
438	Boyd Gaming Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.70%), due 9/15/23	440
285	Caesars Entertainment, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 10/6/24	285
490	Caesars Resort Collection, First Lien Term Loan, 3 month USD LIBOR + 2.75%, (2.75%), due 9/28/24	493	(d)(e)
474	CityCenter, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 4/18/24	476
508	Eldorado Resorts, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.50%), due 4/17/24	509
267	ESH Hospitality, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 8/30/23	269
322	Four Seasons Holdings Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 11/30/23	325
	Golden Entertainment
546	First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 8/15/24	546
232	Second Lien Term Loan, 3 month USD LIBOR + 7.00%, (7.75%), due 8/15/25	234	(d)(e)
547	Hilton Worldwide, First Lien Term Loan B2, 3 month USD LIBOR + 2.00%, (3.23%), due 10/25/23	550
398	MGM Growth Properties, First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.49%), due 4/25/23	400
	Mohegan Tribal Gaming
240	First Lien Term Loan A, 3 month USD LIBOR + 3.75%, (4.99%), due 10/13/21	241
535	First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.24%), due 10/13/23	541
1,223	Scientific Games Corp., First Lien Term Loan B4, 3 month USD LIBOR + 3.25%, (4.52%), due 8/14/24	1,237
199	Sky Bet, First Lien Term Loan, 3 month USD LIBOR + 3.50%, (4.83%), due 7/24/24	200
523	Station Casinos, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.74%), due 6/8/23	524
686	Twin Rivers Casino, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.83%), due 7/10/20	692
		8,238
Oil & Gas 0.1%
450	Chesapeake Energy, First Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.81%), due 8/23/21	482
404	EagleClaw, First Lien Term Loan, 3 month USD LIBOR + 4.25%, (5.52%), due 6/6/24	408
606	Energy Transfer Equity LP, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.24%), due 2/2/24	605
225	Gavilan Resources, Second Lien Term Loan, 3 month USD LIBOR + 6.00%, (7.24%), due 3/1/24	218
595	Rover, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.00%) due 9/20/24	601	(d)(e)
370	Traverse Midstream, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (5.33%), due 9/22/24	375
		2,689
Publishing 0.0%(c)
400	Harland Clark Holdings Corp., First Lien Term Loan B6, 3 month USD LIBOR + 5.50%, (6.83%), due 2/9/22	400
303	Nielsen, First Lien Term Loan B4, 3 month USD LIBOR + 2.00%, (3.24%), due 10/4/23	304
258	Tribune Company, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 1/27/24	258
		962
Radio & Television 0.1%
455	Cumulus Media, First Lien Term Loan B, 3 month USD LIBOR + 3.25%, (4.50%), due 12/23/20	395
169	Gray Television, Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.72%), due 2/7/24	170

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$355	iHeartCommunications Inc., First Lien Term Loan D, 3 month USD LIBOR + 6.75%, (8.08%), due 1/30/19	$265
46	Lions Gate, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 12/8/23	47
34	Mission Broadcasting, First Lien Term Loan, 3 month USD LIBOR + 2.50%, (3.74%), due 1/17/24	34
267	Nexstar Broadcasting, First Lien Term Loan B, 3 month USD LIBOR + 2.50%, (3.73%), due 1/17/24	269
442	Sinclair Broadcasting, First Lien Term Loan B2, 3 month USD LIBOR + 2.25%, (3.50%), due 1/3/24	443
764	Univision Communications Inc., First Lien Term Loan C5, 3 month USD LIBOR + 2.75%, (3.99%), due 3/15/24	761
		2,384
Retailers (except food & drug) 0.2%
940	Bass Pro Shops, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.24%), due 9/25/24	912	(d)(e)
	BJS Wholesale Club Inc.
1,283	First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (4.99%), due 1/27/24	1,250
185	Second Lien Term Loan, 3 month USD LIBOR + 7.50%, (8.74%), due 1/27/25	178
246	CDW LLC, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.34%), due 8/17/23	247
70	Jo-Ann Stores, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.55%), due 10/21/23	67
423	PetSmart Inc., First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.24%), due 3/10/22	361
	Sally Beauty
145	First Lien Term Loan B1, 3 month USD LIBOR + 2.50%, (3.75%), due 6/22/24	145
225	First Lien Term Loan B2, 4.50%, due 6/22/24	224	(x)
770	Staples, First Lien Term Loan, 3 month USD LIBOR + 4.00%, (5.31%), due 8/14/24	724
		4,108
Steel 0.1%
277	Big River Steel, First Lien Term Loan B, 3 month USD LIBOR + 5.00%, (6.33%), due 8/15/23	282	(f)
695	McJunkin Red Man Corporation, First Lien Term Loan B, 3 month USD LIBOR + 3.50%, (4.74%), due 9/14/24	704	(f)
580	TMS International, First Lien Term Loan B, 3 month USD LIBOR + 3.00%, (4.31%), due 8/9/24	581	(f)
		1,567
Surface Transport 0.1%
280	Avis Budget Car Rental, First Lien Term Loan B, 3 month USD LIBOR + 2.00%, (3.34%), due 3/15/22	280
1,682	Hertz Corporation, First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.00%), due 6/30/23	1,678
	Kenan Advantage Group
822	First Lien Term Loan B1, 3 month USD LIBOR + 3.00%, (4.24%), due 7/29/22	826
250	First Lien Term Loan B2, 3 month USD LIBOR + 3.00%, (4.20%), due 7/29/22	251
		3,035
Utilities 0.4%
1,128	Calpine Construction, First Lien Term Loan B2, 3 month USD LIBOR + 2.50%, (3.75%), due 1/31/22	1,129
	Calpine Corp.
237	First Lien Term Loan B7, 3 month USD LIBOR + 2.75%, (4.09%), due 5/31/23	238
405	First Lien Term Loan B5, 3 month USD LIBOR + 2.75%, (4.09%), due 1/16/24	407

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,385	Dynegy Holdings Inc., First Lien Term Loan C, 3 month USD LIBOR + 3.25%, (4.49%), due 2/7/24	$1,393
825	Energy Future, First Lien Term Loan, 3 month USD LIBOR + 3.00%, (4.24%), due 6/28/18	830
385	HELIX Generation, First Lien Term Loan B, 3 month USD LIBOR + 3.75%, (5.08%), due 6/2/24	389
818	Nautilus Power LLC, First Lien Term Loan B, 3 month USD LIBOR + 4.50%, (5.74%), due 5/16/24	820
617	NRG Energy Inc., First Lien Term Loan B, 3 month USD LIBOR + 2.25%, (3.58%), due 6/30/23	619
	RJS Power
536	First Lien Term Loan B1, 3 month USD LIBOR + 4.00%, (5.24%), due 7/6/23	534
666	First Lien Term Loan B2, 3 month USD LIBOR + 4.00%, (5.24%), due 4/6/24	663
	Texas Competitive
1,177	First Lien Term Loan B, 3 month USD LIBOR + 2.75%, (4.01%), due 8/4/23	1,180
271	First Lien Term Loan C, 3 month USD LIBOR + 2.75%, (4.08%), due 8/4/23	271
402	First Lien Term Loan B2, 3 month USD LIBOR + 3.25%, (4.01%), due 12/14/23	405
1,977	TPF II, First Lien Term Loan B, 3 month USD LIBOR + 4.00%, (4.99%), due 10/2/23	1,991
		10,869
	Total Loan Assignments (Cost $158,228)	158,084
U.S. Treasury Obligations 30.2%
16,600	U.S. Treasury Bill, 0.82%, due 5/24/18	16,482	(g)(h)
	U.S. Treasury Bonds
2,625	4.50%, due 2/15/36	3,360
7,890	3.88%, due 8/15/40	9,351
	U.S. Treasury Inflation-Indexed Bonds
38,573	0.25%, due 1/15/25	38,143	(i)
51,337	2.00%, due 1/15/26	57,609	(i)
36,321	2.50%, due 1/15/29	43,761	(i)
62,616	3.88%, due 4/15/29	84,924	(i)
13,977	0.63%, due 2/15/43	13,078	(i)
	U.S. Treasury Notes
93,497	1.50%, due 8/31/18 – 2/28/23	92,668
55,000	1.00%, due 9/15/18	54,772
141,919	1.38%, due 9/30/18 – 4/30/20	141,702
129,580	0.88%, due 10/15/18 – 5/15/19	128,716
12,960	2.13%, due 12/31/21	13,063
60,930	2.75%, due 2/15/24	62,989
61,850	1.63%, due 2/15/26	58,601
	Total U.S. Treasury Obligations (Cost $824,469)	819,219
Mortgage-Backed Securities 27.1%
Collateralized Mortgage Obligations 2.5%
	Fannie Mae Connecticut Avenue Securities
20,303	Ser. 2017-C02, Class 2M2, 1 month USD LIBOR + 3.65%, (4.89%), due 9/25/29	21,622	(b)
9,475	Ser. 2017-C03, Class 1M2, 1 month USD LIBOR + 3.00%, (4.24%), due 10/25/29	9,803	(b)
5,668	Ser. 2017-C04, Class 2M2, 1 month USD LIBOR + 2.85%, (4.09%), due 11/25/29	5,792	(b)
4,790	Ser. 2017-C06, Class 1M2, 1 month USD LIBOR + 2.65%, (3.89%), due 2/25/30	4,859	(b)
6,240	Ser. 2017-C06, Class 2M2, 1 month USD LIBOR + 2.80%, (4.04%), due 2/25/30	6,360	(b)
	Freddie Mac Structured Agency Credit Risk Debt Notes
9,020	Ser. 2017-DNA2, Class M2, 1 month USD LIBOR + 3.45%, (4.69%), due 10/25/29	9,585	(b)
8,095	Ser. 2017-HQA2, Class M2, 1 month USD LIBOR + 2.65%, (3.89%), due 12/25/29	8,182	(b)
	JP Morgan Alternative Loan Trust
642	Ser. 2006-A5, Class 1A1, 1 month USD LIBOR + 0.16%, (1.40%), due 10/25/36	610	(b)
2,619	Ser. 2007-A2, Class 12A3, 1 month USD LIBOR + 0.19%, (1.43%), due 6/25/37	2,616	(b)
		69,429

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Commercial Mortgage-Backed 1.2%
	Citigroup Commercial Mortgage Trust
$48,511	Ser. 2014-GC25, Class XA, 1.04%, due 10/10/47	$2,784	(j)(k)
32,347	Ser. 2015-GC27, Class XA, 1.42%, due 2/10/48	2,510	(j)(k)
13,828	Ser. 2015-GC29, Class XA, 1.16%, due 4/10/48	822	(j)(k)
38,338	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.13%, due 5/10/47	1,831	(j)(k)
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.34%, due 1/10/46	599	(j)(k)(l)
	Commercial Mortgage Trust
34,000	Ser. 2013-CR6, Class XB, 0.59%, due 3/10/46	897	(j)(k)
42,518	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/47	1,987	(j)(k)
52,927	Ser. 2014-UBS3, Class XA, 1.31%, due 6/10/47	2,914	(j)(k)
56,685	Ser. 2014-UBS6, Class XA, 1.02%, due 12/10/47	2,759	(j)(k)
38,855	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.86%, due 6/15/57	1,790	(j)(k)
	GS Mortgage Securities Trust
73,329	Ser. 2014-GC18, Class XA, 1.12%, due 1/10/47	3,531	(j)(k)
57,498	Ser. 2015-GC30, Class XA, 0.89%, due 5/10/50	2,568	(j)(k)
	WF-RBS Commercial Mortgage Trust
9,982	Ser. 2011-C2, Class XA, 0.82%, due 2/15/44	208	(j)(k)(l)
102,868	Ser. 2013-C14, Class XB, 0.15%, due 6/15/46	1,001	(j)(k)
43,716	Ser. 2014-C21, Class XA, 1.13%, due 8/15/47	2,325	(j)(k)
62,465	Ser. 2014-C25, Class XA, 0.93%, due 11/15/47	2,919	(j)(k)
9,146	Ser. 2014-C22, Class XA, 0.92%, due 9/15/57	405	(j)(k)
		31,850
Fannie Mae 10.3%
	Pass-Through Certificates
8	5.00%, due 6/1/40 – 7/1/40	9
96	6.00%, due 9/1/33 – 9/1/40	108
1	6.50%, due 9/1/32	1
1	7.50%, due 12/1/32	1
26,215	3.00%, TBA, 15 Year Maturity	26,854	(n)
19,670	3.00%, TBA, 30 Year Maturity	19,678	(n)
79,970	3.50%, TBA, 30 Year Maturity	82,188	(n)
144,460	4.00%, TBA, 30 Year Maturity	151,581	(n)
		280,420
Freddie Mac 11.0%
	Pass-Through Certificates
0 (m)	4.50%, due 8/1/18	0	(m)
7	5.00%, due 5/1/18 – 12/1/28	8
38,525	3.00%, TBA, 15 Year Maturity	39,465	(n)
19,865	3.00%, TBA, 30 Year Maturity	19,879	(n)
9,850	3.50%, TBA, 15 Year Maturity	10,249	(n)
93,885	3.50%, TBA, 30 Year Maturity	96,500	(n)
125,495	4.00%, TBA, 30 Year Maturity	131,696	(n)
		297,797
Ginnie Mae 2.1%
	Pass-Through Certificates
1	6.50%, due 7/15/32	1
1	7.00%, due 8/15/32	1

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$27,075	3.50%, TBA, 30 Year Maturity	$28,083	(n)
28,214	4.50%, TBA, 30 Year Maturity	29,898	(n)
		57,983
	Total Mortgage-Backed Securities (Cost $749,077)	737,479
Corporate Bonds 38.6%
Advertising 0.2%
	Lamar Media Corp.
160	5.00%, due 5/1/23	165
355	5.75%, due 2/1/26	383
1,475	MDC Partners, Inc., 6.50%, due 5/1/24	1,504	(l)(o)
	Nielsen Finance LLC
420	4.50%, due 10/1/20	426
3,080	5.00%, due 4/15/22	3,172	(l)(o)
145	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, due 3/15/25	154
		5,804
Aerospace & Defense 0.3%
7,250	Northrop Grumman Corp., 2.55%, due 10/15/22	7,258
Agriculture 0.5%
14,295	BAT Capital Corp., 4.54%, due 8/15/47	14,575	(l)(o)
Airlines 0.3%
7,599	American Airlines, Inc., Ser. 2014-1, Class B, 4.38%, due 10/1/22	7,814	(o)
Auto Manufacturers 1.7%
30,020	Ford Motor Credit Co. LLC, 2.98%, due 8/3/22	30,102	(o)
	General Motors Financial Co., Inc.
6,710	3.20%, due 7/6/21	6,846	(o)
9,330	4.00%, due 10/6/26	9,408	(o)
		46,356
Auto Parts & Equipment 0.1%
890	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	918	(l)(p)
1,265	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	1,306	(l)
		2,224
Banking 0.4%
	Ally Financial, Inc.
2,890	6.25%, due 12/1/17	2,899	(o)
1,715	3.60%, due 5/21/18	1,726	(o)
2,470	3.25%, due 11/5/18	2,488	(o)
2,760	8.00%, due 3/15/20	3,101	(o)
	CIT Group, Inc.
188	5.50%, due 2/15/19	197	(l)
1,145	3.88%, due 2/19/19	1,162	(o)
		11,573

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Banks 5.7%
$14,400	Banco Santander SA, 3.80%, due 2/23/28	$14,378
9,145	Bank of America Corp., Ser. L, 3.95%, due 4/21/25	9,430	(o)
14,320	Barclays PLC, 4.34%, due 1/10/28	14,866	(o)
12,525	Capital One N.A., 2.35%, due 1/31/20	12,545	(o)
	Goldman Sachs Group, Inc.
10,190	3 month USD LIBOR + 1.51%, (3.69%), due 6/5/28	10,282	(b)
7,370	3 month USD LIBOR + 1.37%, (4.02%), due 10/31/38	7,419	(b)
7,795	5.15%, due 5/22/45	8,873	(o)
14,440	HSBC Holdings PLC, 5 Year USD ICE Swap + 3.75%, (6.00%), due 12/31/99	15,342	(b)
10,265	JPMorgan Chase & Co., 3 month USD LIBOR + 1.38%, (3.54%), due 5/1/28	10,383	(b)(o)
	Morgan Stanley
24,090	3 month USD LIBOR + 1.34%, (3.59%), due 7/22/28	24,275	(b)(o)
5,015	Ser. H, 3 month USD LIBOR + 3.61%, (5.45%), due 12/31/49	5,201	(b)(o)
6,930	SunTrust Banks, Inc., Ser. G, 3 month USD LIBOR + 3.10%, (5.05%), due 12/31/99	7,107	(b)(o)
14,020	Westpac Banking Corp., 5 Year USD ICE Swap + 2.89%, (5.00%), due 12/31/99	14,086	(b)
		154,187
Beverages 0.2%
4,675	Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	5,140	(o)
Biotechnology 0.2%
4,675	Gilead Sciences, Inc., 4.60%, due 9/1/35	5,200
Brokerage 0.0%(c)
1,090	LPL Holdings, Inc., 5.75%, due 9/15/25	1,134	(l)
Building & Construction 0.4%
525	CalAtlantic Group, Inc., 5.25%, due 6/1/26	559
	Lennar Corp.
1,935	4.75%, due 12/15/17	1,936	(o)
890	4.75%, due 11/15/22	940	(o)
955	4.88%, due 12/15/23	1,010	(o)
260	4.75%, due 5/30/25	272
385	Meritage Homes Corp., 6.00%, due 6/1/25	414
805	PulteGroup, Inc., 4.25%, due 3/1/21	838
560	Ryland Group, Inc., 5.38%, due 10/1/22	611
	Standard Pacific Corp.
515	8.38%, due 5/15/18	532
420	8.38%, due 1/15/21	489
595	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/24	621	(l)(o)
	Toll Brothers Finance Corp.
1,545	4.00%, due 12/31/18	1,568	(o)
465	4.38%, due 4/15/23	486
		10,276
Building Materials 0.1%
1,015	HD Supply, Inc., 5.75%, due 4/15/24	1,095	(l)
470	USG Corp., 5.50%, due 3/1/25	504	(l)
		1,599

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Cable & Satellite Television 1.3%
	Altice Luxembourg SA
$1,145	7.75%, due 5/15/22	$1,212	(l)(o)
900	7.63%, due 2/15/25	977	(l)(o)
	Altice US Finance I Corp.
545	5.38%, due 7/15/23	568	(l)(o)
810	5.50%, due 5/15/26	842	(l)(o)
565	Altice US Finance II Corp., 7.75%, due 7/15/25	617	(l)(o)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,440	5.25%, due 9/30/22	1,483	(o)
2,615	5.13%, due 5/1/23	2,726	(l)(o)
2,205	5.75%, due 2/15/26	2,305	(l)(o)
730	5.13%, due 5/1/27	736	(l)
1,090	5.88%, due 5/1/27	1,141	(l)(o)
1,860	5.00%, due 2/1/28	1,846	(l)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
940	6.38%, due 9/15/20	959	(l)(o)
1,205	5.13%, due 12/15/21	1,226	(l)(o)
	CSC Holdings LLC
2,086	10.88%, due 10/15/25	2,555	(l)(o)
390	5.50%, due 4/15/27	402	(l)
1,190	CSC Holdings, Inc., 7.63%, due 7/15/18	1,226	(o)
	DISH DBS Corp.
545	4.25%, due 4/1/18	549
355	6.75%, due 6/1/21	373
1,300	5.88%, due 11/15/24	1,302	(o)
455	7.75%, due 7/1/26	498
	Numericable-SFR SA
3,385	6.00%, due 5/15/22	3,529	(l)(o)
780	6.25%, due 5/15/24	817	(l)
1,820	7.38%, due 5/1/26	1,957	(l)(o)
740	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, due 1/15/25	771	(l)
545	UPCB Finance IV Ltd., 5.38%, due 1/15/25	557	(l)
	Virgin Media Finance PLC
530	5.25%, due 2/15/22	509
365	6.00%, due 10/15/24	382	(l)
1,330	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	1,392	(l)(o)
1,780	Ziggo Secured Finance BV, 5.50%, due 1/15/27	1,816	(l)(o)
		35,273
Chemicals 0.2%
535	CF Industries, Inc., 5.38%, due 3/15/44	514
	Momentive Performance Materials, Inc.
425	8.88%, due 10/15/20	0	(f)(m)(q)(r)(s)
425	3.88%, due 10/24/21	442
	NOVA Chemicals Corp.
450	5.25%, due 8/1/23	464	(l)
1,510	4.88%, due 6/1/24	1,539	(l)
1,185	5.00%, due 5/1/25	1,200	(l)(o)
1,040	5.25%, due 6/1/27	1,058	(l)
	WR Grace & Co-Conn
295	5.13%, due 10/1/21	317	(l)
195	5.63%, due 10/1/24	213	(l)
		5,747

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Computers 2.0%
	Apple, Inc.
$13,140	2.30%, due 5/11/22	$13,143	(o)
8,195	4.65%, due 2/23/46	9,318	(o)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
10,075	4.42%, due 6/15/21	10,592	(l)(o)
12,285	5.45%, due 6/15/23	13,459	(l)(o)
6,660	HP Enterprise Co., 4.90%, due 10/15/25	7,081	(o)
		53,593
Consumer - Commercial Lease Financing 0.9%
	Aircastle Ltd.
1,755	4.63%, due 12/15/18	1,799	(o)
1,065	6.25%, due 12/1/19	1,140	(o)
510	5.13%, due 3/15/21	541	(o)
645	5.50%, due 2/15/22	693	(o)
490	5.00%, due 4/1/23	518	(o)
	Navient Corp.
505	5.50%, due 1/15/19	521
2,980	4.88%, due 6/17/19	3,066	(o)
625	8.00%, due 3/25/20	689
570	5.88%, due 3/25/21	599
380	6.63%, due 7/26/21	407
1,365	5.88%, due 10/25/24	1,385
325	6.75%, due 6/25/25	340
1,485	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	1,544	(l)
	Park Aerospace Holdings Ltd.
3,425	5.25%, due 8/15/22	3,562	(l)(o)
2,165	5.50%, due 2/15/24	2,246	(l)(o)
	SLM Corp.
500	Ser. A, 8.45%, due 6/15/18	519
1,445	6.13%, due 3/25/24	1,483
	Springleaf Finance Corp.
510	8.25%, due 12/15/20	575
735	7.75%, due 10/1/21	826
1,065	6.13%, due 5/15/22	1,124
		23,577
Discount Stores 0.1%
	Dollar Tree, Inc.
780	5.25%, due 3/1/20	798	(o)
905	5.75%, due 3/1/23	951	(o)
		1,749
Electric 0.4%
10,745	Enel Finance Int'l NV, 3.50%, due 4/6/28	10,558	(l)
Electric - Generation 0.6%
	Calpine Corp.
1,725	6.00%, due 1/15/22	1,781	(l)(o)
3,390	5.38%, due 1/15/23	3,297	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Dynegy, Inc.
$1,015	5.88%, due 6/1/23	$1,048
1,485	7.63%, due 11/1/24	1,622
355	8.00%, due 1/15/25	388	(l)
1,140	8.13%, due 1/30/26	1,265	(l)
	NRG Energy, Inc.
605	6.25%, due 7/15/22	635
405	6.63%, due 3/15/23	419
1,930	7.25%, due 5/15/26	2,092	(o)
2,730	6.63%, due 1/15/27	2,908	(o)
		15,455
Electric - Integrated 0.1%
2,145	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,952	(o)
	Talen Energy Supply LLC
1,065	9.50%, due 7/15/22	1,097	(l)
645	6.50%, due 6/1/25	559
		3,608
Electronics 0.2%
1,435	Amkor Technology, Inc., 6.38%, due 10/1/22	1,480	(o)
415	Flex Ltd., 5.00%, due 2/15/23	450
	Micron Technology, Inc.
600	5.25%, due 8/1/23	628	(l)
445	5.50%, due 2/1/25	473
365	5.63%, due 1/15/26	388	(l)
665	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	695	(l)(o)
770	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	845	(l)(o)
136	Zebra Technologies Corp., 7.25%, due 10/15/22	144
		5,103
Energy - Exploration & Production 0.9%
	Antero Resources Corp.
1,060	5.38%, due 11/1/21	1,088	(o)
1,080	5.13%, due 12/1/22	1,110	(o)
45	5.00%, due 3/1/25	46	(o)
1,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	1,085	(l)(o)
877	Bill Barrett Corp., 7.00%, due 10/15/22	851	(o)
	Chesapeake Energy Corp.
655	6.13%, due 2/15/21	660
515	5.38%, due 6/15/21	496
790	8.00%, due 1/15/25	790	(l)(o)
1,260	8.00%, due 6/15/27	1,224	(l)
	Continental Resources, Inc.
455	4.50%, due 4/15/23	461
1,045	3.80%, due 6/1/24	1,015	(o)
490	4.90%, due 6/1/44	456
	EP Energy LLC/Everest Acquisition Finance, Inc.
2,270	9.38%, due 5/1/20	1,906	(o)
745	7.75%, due 9/1/22	458
2,710	6.38%, due 6/15/23	1,612	(o)
780	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	827	(l)
705	Newfield Exploration Co., 5.38%, due 1/1/26	749	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Oasis Petroleum, Inc.
$525	6.50%, due 11/1/21	$534
665	6.88%, due 3/15/22	683	(o)
400	PDC Energy, Inc., 6.13%, due 9/15/24	418
	Range Resources Corp.
80	5.00%, due 8/15/22	79
1,750	5.00%, due 3/15/23	1,733
	Sanchez Energy Corp.
325	7.75%, due 6/15/21	302
1,515	6.13%, due 1/15/23	1,265	(o)
	SM Energy Co.
855	6.13%, due 11/15/22	859
570	5.00%, due 1/15/24	544
	Whiting Petroleum Corp.
965	5.75%, due 3/15/21	972	(o)
1,035	6.25%, due 4/1/23	1,032	(o)
795	WPX Energy, Inc., 5.25%, due 9/15/24	798	(o)
		24,053
Exploration & Productions 0.0%(c)
140	Bill Barrett Corp., 8.75%, due 6/15/25	138
Food & Drug Retail 0.1%
	Albertsons Cos LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
1,970	6.63%, due 6/15/24	1,852
1,595	5.75%, due 3/15/25	1,404	(o)
490	Tesco PLC, 5.50%, due 11/15/17	490	(l)
		3,746
Food - Wholesale 0.1%
	Post Holdings, Inc.
925	6.00%, due 12/15/22	969	(l)(o)
520	5.50%, due 3/1/25	541	(l)
635	5.75%, due 3/1/27	659	(l)
		2,169
Gaming 0.4%
	Boyd Gaming Corp.
895	6.88%, due 5/15/23	961
1,020	6.38%, due 4/1/26	1,119	(o)
430	Eldorado Resorts, Inc., 7.00%, due 8/1/23	464
	GLP Capital L.P./GLP Financing II, Inc.
950	4.38%, due 11/1/18	957	(o)
1,765	4.88%, due 11/1/20	1,866	(o)
1,095	5.38%, due 11/1/23	1,191	(o)
545	Int'l Game Technology PLC, 5.63%, due 2/15/20	579	(l)
	MGM Resorts Int'l
1,205	8.63%, due 2/1/19	1,291	(o)
405	6.63%, due 12/15/21	453
695	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	768	(o)
1,235	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	1,297	(l)(o)
		10,946

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Gas Distribution 0.9%
$955	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, due 9/15/24	$996	(o)
	Cheniere Corpus Christi Holdings LLC
850	5.88%, due 3/31/25	920
450	5.13%, due 6/30/27	464	(l)
1,845	Cheniere Energy Partners L.P., 5.25%, due 10/1/25	1,900	(l)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
455	6.25%, due 4/1/23	473
345	5.75%, due 4/1/25	354
	DCP Midstream LLC
295	9.75%, due 3/15/19	322	(l)
910	6.75%, due 9/15/37	978	(l)(o)
905	3 month USD LIBOR + 3.85%, (5.85%), due 5/21/43	861	(b)(l)(o)
	DCP Midstream Operating L.P.
1,005	2.50%, due 12/1/17	1,005	(o)
495	5.60%, due 4/1/44	473
	Duke Energy Corp.
170	8.13%, due 8/16/30	201
500	6.45%, due 11/3/36	529	(l)
	Energy Transfer Equity L.P.
1,020	7.50%, due 10/15/20	1,147	(o)
605	5.88%, due 1/15/24	656
235	Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, due 6/15/23	219	(o)
	NuStar Logistics L.P.
565	4.80%, due 9/1/20	587
175	6.75%, due 2/1/21	190
190	4.75%, due 2/1/22	194
	Rockies Express Pipeline LLC
515	6.85%, due 7/15/18	529	(l)
1,250	5.63%, due 4/15/20	1,325	(l)(o)
245	7.50%, due 7/15/38	283	(l)
245	6.88%, due 4/15/40	273	(l)
340	SemGroup Corp., 7.25%, due 3/15/26	348	(l)
1,790	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	1,750	(o)
1,400	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	1,428	(o)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
590	4.25%, due 11/15/23	587
875	6.75%, due 3/15/24	943	(o)
670	5.13%, due 2/1/25	690
195	5.38%, due 2/1/27	202
940	5.00%, due 1/15/28	946	(l)
185	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.13%, due 10/15/21	191
	Williams Cos., Inc.
525	Ser. A, 7.50%, due 1/15/31	637
735	5.75%, due 6/24/44	779	(o)
		23,380
Health Facilities 0.8%
	CHS/Community Health Systems, Inc.
359	8.00%, due 11/15/19	342
220	7.13%, due 7/15/20	191
1,140	6.88%, due 2/1/22	834
80	Columbia Healthcare Corp., 7.50%, due 12/15/23	92
935	Columbia/HCA Corp., 7.69%, due 6/15/25	1,061	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	HCA, Inc.
$540	6.50%, due 2/15/20	$582
605	5.88%, due 3/15/22	662
1,290	4.75%, due 5/1/23	1,350	(o)
1,895	5.00%, due 3/15/24	1,994	(o)
375	5.38%, due 2/1/25	386
1,130	5.25%, due 4/15/25	1,203	(o)
535	LifePoint Health, Inc., 5.88%, due 12/1/23	550
	MPT Operating Partnership L.P./MPT Finance Corp.
710	6.38%, due 3/1/24	768	(o)
1,505	5.50%, due 5/1/24	1,593	(o)
1,340	5.25%, due 8/1/26	1,395	(o)
1,675	5.00%, due 10/15/27	1,721
1,550	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	1,598	(o)
	Tenet Healthcare Corp.
1,130	7.50%, due 1/1/22	1,189	(l)(o)
1,400	8.13%, due 4/1/22	1,402
1,625	6.75%, due 6/15/23	1,525
1,667	4.63%, due 7/15/24	1,640	(l)
285	6.88%, due 11/15/31	241
265	THC Escrow Corp., 7.00%, due 8/1/25	243	(l)
		22,562
Health Services 0.2%
	DaVita HealthCare Partners, Inc.
1,400	5.13%, due 7/15/24	1,403
720	5.00%, due 5/1/25	709
1,285	DaVita, Inc., 5.75%, due 8/15/22	1,325	(o)
705	IMS Health, Inc., 5.00%, due 10/15/26	749	(l)
	Service Corp. Int'l
400	7.63%, due 10/1/18	420
685	5.38%, due 1/15/22	704
1,065	5.38%, due 5/15/24	1,124	(o)
		6,434
Healthcare - Products 0.2%
5,910	Abbott Laboratories, 4.90%, due 11/30/46	6,621	(o)
Hotels 0.1%
2,270	ESH Hospitality, Inc., 5.25%, due 5/1/25	2,347	(l)(o)
965	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/25	995
		3,342
Investments & Misc. Financial Services 0.1%
1,465	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, due 3/15/19	1,472	(o)
	MSCI, Inc.
1,600	5.25%, due 11/15/24	1,692	(l)(o)
870	5.75%, due 8/15/25	940	(l)(o)
		4,104

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Iron - Steel 0.8%
$18,450	Vale Overseas Ltd., 6.25%, due 8/10/26	$21,255
Machinery 0.1%
	CNH Industrial Capital LLC
400	3.38%, due 7/15/19	407	(o)
510	4.88%, due 4/1/21	543
640	4.38%, due 4/5/22	679
525	CNH Industrial NV, 4.50%, due 8/15/23	555
565	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	646
		2,830
Managed Care 0.0%(c)
375	Centene Corp., 4.75%, due 5/15/22	393
860	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	925	(l)(o)
		1,318
Media 2.3%
3,765	21st Century Fox America, Inc., 3.38%, due 11/15/26	3,787
	Charter Communications Operating LLC/Charter Communications Operating Capital
12,760	4.91%, due 7/23/25	13,574	(o)
11,010	6.48%, due 10/23/45	12,693	(o)
9,225	5.38%, due 5/1/47	9,333	(l)(o)
5,525	Discovery Communications LLC, 5.20%, due 9/20/47	5,628
	Viacom, Inc.
12,400	4.38%, due 3/15/43	10,520	(o)
6,950	3 month USD LIBOR + 3.90%, (5.88%), due 2/28/57	6,882	(b)(o)
		62,417
Media Content 0.4%
	Gannett Co., Inc.
448	5.13%, due 10/15/19	455
820	5.13%, due 7/15/20	840
	Gray Television, Inc.
660	5.13%, due 10/15/24	658	(l)
280	5.88%, due 7/15/26	287	(l)
	Netflix, Inc.
1,230	5.50%, due 2/15/22	1,324	(o)
480	4.38%, due 11/15/26	470	(l)
345	4.88%, due 4/15/28	343	(l)
	Sinclair Television Group, Inc.
705	5.38%, due 4/1/21	723
630	5.13%, due 2/15/27	599	(l)
	Sirius XM Radio, Inc.
155	4.63%, due 5/15/23	159	(l)
1,705	6.00%, due 7/15/24	1,820	(l)(o)
1,275	5.38%, due 7/15/26	1,344	(l)(o)
990	5.00%, due 8/1/27	999	(l)
	Univision Communications, Inc.
176	6.75%, due 9/15/22	182	(l)
1,985	5.13%, due 5/15/23	2,010	(l)(o)
		12,213

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Medical Products 0.1%
	Fresenius Medical Care US Finance II, Inc.
$1,105	6.50%, due 9/15/18	$1,148	(l)(o)
540	5.88%, due 1/31/22	603	(l)
	Hologic, Inc.
830	5.25%, due 7/15/22	866	(l)
255	4.38%, due 10/15/25	259	(l)
		2,876
Metals - Mining Excluding Steel 0.6%
290	Alcoa, Inc., 5.13%, due 10/1/24	311	(o)
	First Quantum Minerals Ltd.
935	7.00%, due 2/15/21	970	(l)(o)
1,100	7.25%, due 5/15/22	1,150	(l)(o)
	FMG Resources (August 2006) Pty Ltd.
1,465	9.75%, due 3/1/22	1,637	(l)(o)
500	4.75%, due 5/15/22	511	(l)
315	5.13%, due 5/15/24	324	(l)
	Freeport-McMoRan, Inc.
920	2.38%, due 3/15/18	920	(o)
845	4.00%, due 11/14/21	851
400	3.55%, due 3/1/22	396
1,535	3.88%, due 3/15/23	1,514	(o)
1,840	5.40%, due 11/14/34	1,794	(o)
1,185	5.45%, due 3/15/43	1,114
725	Hudbay Minerals, Inc., 7.63%, due 1/15/25	799	(l)(o)
870	Novelis Corp., 5.88%, due 9/30/26	897	(l)(o)
	Teck Resources Ltd.
445	4.75%, due 1/15/22	469
1,360	6.25%, due 7/15/41	1,553	(o)
		15,210
Mining 0.1%
3,000	Glencore Funding LLC, 3.88%, due 10/27/27	2,976	(l)
Miscellaneous Manufacturer 0.3%
7,745	General Electric Co., Ser. D, 3 month USD LIBOR + 3.33%, (5.00%), due 12/29/49	8,062	(b)(o)
Multi-National 2.5%
	IFC Discount Notes
24,000	0.26%, due 12/15/17	23,969	(g)(o)
30,000	0.94%, due 1/18/18	29,927	(g)
15,000	Inter-American Development Bank, 1.25%, due 1/16/18	15,000
		68,896
Oil & Gas 2.8%
	Canadian Natural Resources Ltd.
12,085	2.95%, due 1/15/23	12,150
7,150	6.25%, due 3/15/38	8,834
10,235	Concho Resources, Inc., 3.75%, due 10/1/27	10,345
12,610	Hess Corp., 4.30%, due 4/1/27	12,700	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Noble Energy, Inc.
$15,690	3.85%, due 1/15/28	$15,749	(o)
8,080	5.25%, due 11/15/43	8,624	(o)
8,265	Petroleos Mexicanos, 6.50%, due 3/13/27	9,020	(l)
		77,422
Oil Field Equipment & Services 0.1%
	Precision Drilling Corp.
695	6.50%, due 12/15/21	702	(o)
960	5.25%, due 11/15/24	898	(o)
		1,600
Packaging 0.4%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
400	4.25%, due 9/15/22	412	(l)(o)
1,350	6.00%, due 2/15/25	1,433	(l)(o)
	Ball Corp.
540	4.38%, due 12/15/20	567
735	5.00%, due 3/15/22	794
850	Berry Plastics Corp., 5.13%, due 7/15/23	892
720	BWAY Holding Co., 5.50%, due 4/15/24	750	(l)
	Reynolds Group Issuer, Inc.
2,360	5.75%, due 10/15/20	2,401	(o)
444	6.88%, due 2/15/21	456
1,410	5.13%, due 7/15/23	1,468	(l)(o)
480	Sealed Air Corp., 5.50%, due 9/15/25	529	(l)
		9,702
Personal & Household Products 0.1%
1,330	Energizer Holdings, Inc., 4.70%, due 5/24/22	1,413	(o)
475	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	458	(l)
410	Spectrum Brands, Inc., 5.75%, due 7/15/25	435
		2,306
Pharmaceuticals 0.5%
5,655	AbbVie, Inc., 4.45%, due 5/14/46	5,944	(o)
940	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	757	(l)(o)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
740	6.00%, due 7/15/23	599	(l)
465	6.00%, due 2/1/25	370	(l)
590	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	616	(l)
425	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	381	(l)
	Valeant Pharmaceuticals Int'l, Inc.
1,220	5.50%, due 3/1/23	1,025	(l)(o)
3,465	5.88%, due 5/15/23	2,924	(l)(o)
450	5.50%, due 11/1/25	459	(l)
		13,075

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Pipelines 0.9%
	Energy Transfer Partners L.P.
$3,000	4.20%, due 4/15/27	$3,035
5,715	6.50%, due 2/1/42	6,522	(o)
8,230	Kinder Morgan, Inc., 5.55%, due 6/1/45	8,939	(o)
4,905	MPLX LP, 4.13%, due 3/1/27	5,046
		23,542
Printing & Publishing 0.2%
1,405	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	1,481	(l)
	R.R. Donnelley & Sons Co.
1,454	7.63%, due 6/15/20	1,583
700	7.88%, due 3/15/21	738
535	6.50%, due 11/15/23	514
662	6.00%, due 4/1/24	617
		4,933
Real Estate Dev. & Mgt. 0.0%(c)
535	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	547	(l)
Real Estate Investment Trusts 0.2%
6,235	Entertainment Properties Trust, 5.75%, due 8/15/22	6,871	(o)
Recreation & Travel 0.1%
255	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/27	269	(l)
1,145	NCL Corp. Ltd., 4.75%, due 12/15/21	1,188	(l)(o)
		1,457
Restaurants 0.1%
	1011778 BC ULC/New Red Finance, Inc.
740	4.63%, due 1/15/22	757	(l)(o)
1,390	4.25%, due 5/15/24	1,400	(l)
570	5.00%, due 10/15/25	579	(l)
1,180	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	1,254	(l)
		3,990
Semiconductors 0.6%
15,485	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/27	15,930	(l)
Software 0.3%
7,635	Microsoft Corp., 4.50%, due 2/6/57	8,589	(o)
Software - Services 0.5%
	First Data Corp.
1,005	7.00%, due 12/1/23	1,075	(l)(o)
3,265	5.00%, due 1/15/24	3,392	(l)(o)
1,110	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,141	(l)(o)(p)
730	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	768	(l)
535	Match Group, Inc., 6.75%, due 12/15/22	552

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Nuance Communications, Inc.
$346	5.38%, due 8/15/20	$351	(l)
1,580	6.00%, due 7/1/24	1,705
1,305	Open Text Corp., 5.88%, due 6/1/26	1,414	(l)(o)
1,380	Rackspace Hosting, Inc., 8.63%, due 11/15/24	1,453	(l)(o)
625	Symantec Corp., 5.00%, due 4/15/25	653	(l)
		12,504
Specialty Retail 0.1%
420	Hanesbrands, Inc., 4.88%, due 5/15/26	433	(l)(o)
685	Liberty Media Corp., 8.50%, due 7/15/29	764	(o)
580	PetSmart, Inc., 5.88%, due 6/1/25	504	(l)
	QVC, Inc.
735	3.13%, due 4/1/19	744	(o)
460	5.45%, due 8/15/34	458
		2,903
Steel Producers - Products 0.0%(c)
455	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	488	(l)
Support - Services 0.6%
1,225	ADT Corp., 4.88%, due 7/15/32	1,159	(l)(o)
340	Aegis Merger Sub, Inc., 10.25%, due 2/15/23	372	(l)
2,625	Anna Merger Sub, Inc., 7.75%, due 10/1/22	1,828	(l)(o)
805	Aramark Services, Inc., 5.13%, due 1/15/24	851	(o)
510	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/25	499	(l)
	Hertz Corp.
185	6.75%, due 4/15/19	185
200	5.88%, due 10/15/20	199
190	7.63%, due 6/1/22	198	(l)
2,825	5.50%, due 10/15/24	2,542	(l)(o)
1,815	IHS Markit Ltd., 5.00%, due 11/1/22	1,951	(l)(o)
275	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	287	(l)
	Iron Mountain, Inc.
1,465	6.00%, due 8/15/23	1,542	(o)
2,080	5.75%, due 8/15/24	2,132	(o)
1,255	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	1,228	(l)
560	ServiceMaster Co. LLC, 5.13%, due 11/15/24	577	(l)
	United Rental N.A., Inc.
190	4.63%, due 7/15/23	199
580	5.75%, due 11/15/24	615
		16,364
Tech Hardware & Equipment 0.6%
	CDW LLC/CDW Finance Corp.
760	5.00%, due 9/1/23	793
390	5.00%, due 9/1/25	408
850	CommScope Technologies Finance LLC, 6.00%, due 6/15/25	897	(l)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
1,355	5.88%, due 6/15/21	1,419	(l)(o)
6,370	6.02%, due 6/15/26	7,111	(l)(o)
2,290	EMC Corp., 1.88%, due 6/1/18	2,284	(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$695	Project Homestake Merger Corp., 8.88%, due 3/1/23	$622	(l)
1,780	Western Digital Corp., 10.50%, due 4/1/24	2,089	(o)
		15,623
Telecom - Satellite 0.1%
551	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	585
	Intelsat Jackson Holdings SA
205	7.50%, due 4/1/21	194
1,585	5.50%, due 8/1/23	1,353
636	Intelsat Luxembourg SA, 8.13%, due 6/1/23	388
		2,520
Telecom - Wireless 0.5%
	Sprint Corp.
2,055	7.88%, due 9/15/23	2,296	(o)
3,505	7.13%, due 6/15/24	3,789	(o)
	Sprint Nextel Corp.
575	9.00%, due 11/15/18	609	(l)
595	6.00%, due 11/15/22	625
	T-Mobile USA, Inc.
1,105	6.13%, due 1/15/22	1,149	(o)
1,645	6.00%, due 3/1/23	1,733	(o)
	Wind Acquisition Finance SA
1,310	4.75%, due 7/15/20	1,326	(l)(o)
975	7.38%, due 4/23/21	1,013	(l)
1,530	Wind Tre SpA, 5.00%, due 1/20/26	1,540	(l)(t)
		14,080
Telecom - Wireline Integrated & Services 1.0%
	CenturyLink, Inc.
750	Ser. S, 6.45%, due 6/15/21	791	(o)
415	Ser. W, 6.75%, due 12/1/23	432
2,695	Citizens Communications Co., 9.00%, due 8/15/31	2,102	(o)
	Communications Sales & Leasing, Inc./CSL Capital LLC
590	6.00%, due 4/15/23	591	(l)
605	8.25%, due 10/15/23	581
740	7.13%, due 12/15/24	683	(l)
4,015	Embarq Corp., 8.00%, due 6/1/36	4,050	(o)
660	Equinix, Inc., 5.88%, due 1/15/26	715
	Frontier Communications Corp.
360	8.13%, due 10/1/18	367	(o)
290	6.25%, due 9/15/21	239
410	7.13%, due 1/15/23	315
440	7.63%, due 4/15/24	337
5,590	11.00%, due 9/15/25	4,730	(o)
	Level 3 Financing, Inc.
1,495	5.38%, due 8/15/22	1,540	(o)
960	5.13%, due 5/1/23	983	(o)
720	5.38%, due 1/15/24	748	(o)
1,120	SoftBank Group Corp., 4.50%, due 4/15/20	1,157	(l)(o)
1,080	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,210	(o)
1,835	U.S. West Communications Group, 6.88%, due 9/15/33	1,801	(o)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Zayo Group LLC/Zayo Capital, Inc.
$385	6.00%, due 4/1/23	$405
305	6.38%, due 5/15/25	328
1,765	5.75%, due 1/15/27	1,860	(l)(o)
		25,965
Telecommunications 1.8%
	AT&T, Inc.
8,085	3.90%, due 8/14/27	8,048	(o)
8,355	4.75%, due 5/15/46	7,871	(o)
13,890	5.45%, due 3/1/47	14,497	(o)
	Verizon Communications, Inc.
7,020	4.27%, due 1/15/36	6,904
5,250	4.13%, due 8/15/46	4,757	(o)
8,049	4.67%, due 3/15/55	7,643	(o)
		49,720
Theaters & Entertainment 0.2%
	AMC Entertainment Holdings, Inc.
1,215	5.75%, due 6/15/25	1,181	(o)
1,740	6.13%, due 5/15/27	1,723	(o)
1,315	Regal Entertainment Group, 5.75%, due 3/15/22	1,361	(o)
		4,265
	Total Corporate Bonds (Cost $1,014,649)	1,047,747
Asset-Backed Securities 12.1%
5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1 month USD LIBOR + 0.78%, (2.02%), due 10/25/35	4,866	(b)
	Accredited Mortgage Loan Trust
1,305	Ser. 2005-4, Class A2D, 1 month USD LIBOR + 0.32%, (1.56%), due 12/25/35	1,301	(b)
4,965	Ser. 2006-1, Class A4, 1 month USD LIBOR + 0.28%, (1.52%), due 4/25/36	4,845	(b)
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 1 month USD LIBOR + 0.48%, (1.72%), due 8/25/35	8,635	(b)
5,510	Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	5,507
	Ameriquest Mortgage Securities, Inc.
6,400	Ser. 2005-R5, Class M4, 1 month USD LIBOR + 0.95%, (2.18%), due 7/25/35	6,312	(b)
3,960	Ser. 2005-R7, Class M2, 1 month USD LIBOR + 0.50%, (1.74%), due 9/25/35	3,971	(b)
3,555	Ser. 2005-R8, Class M3, 1 month USD LIBOR + 0.51%, (1.75%), due 10/25/35	3,470	(b)
2,000	ARES XLV CLO Ltd., Ser. 2017-45A, Class E, 3 month USD LIBOR + 0.61%, (7.46%), due 10/15/30	1,998	(b)(l)
	Argent Securities, Inc.
620	Ser. 2003-W3, Class M1, 1 month USD LIBOR + 1.13%, (2.36%), due 9/25/33	560	(b)
4,144	Ser. 2004-W10, Class M1, 1 month USD LIBOR + 0.90%, (2.14%), due 10/25/34	4,036	(b)
8,150	Ser. 2005-W2, Class M1, 1 month USD LIBOR + 0.49%, (1.73%), due 10/25/35	8,112	(b)
	Asset Backed Securities Corp. Home Equity
532	Ser. 2004-HE5, Class M2, 1 month USD LIBOR + 1.88%, (3.11%), due 8/25/34	526	(b)
916	Ser. 2006-HE1, Class A3, 1 month USD LIBOR + 0.20%, (1.44%), due 1/25/36	909	(b)
2,900	ASSURANT CLO I Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.46%, (0.00%), due 10/20/29	2,835	(b)(l)(t)
1,300	Babson CLO Ltd., Ser. 2015-2A, Class ER, 3 month USD LIBOR + 6.45%, (7.81%), due 10/20/30	1,274	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Bear Stearns Asset Backed Securities I Trust
$1,812	Ser. 2005-TC1, Class M1, 1 month USD LIBOR + 0.66%, (1.90%), due 5/25/35	$1,817	(b)
6,730	Ser. 2005-AQ2, Class M1, 1 month USD LIBOR + 0.49%, (1.73%), due 9/25/35	6,653	(b)
2,797	Ser. 2006-HE1, Class 1M3, 1 month USD LIBOR + 0.46%, (1.70%), due 12/25/35	2,454	(b)
	Bear Stearns Asset Backed Securities Trust
1,611	Ser. 2004-SD3, Class M2, 1 month USD LIBOR + 1.88%, (3.11%), due 9/25/34	1,590	(b)
522	Ser. 2006-HE1, Class 2M1, 1 month USD LIBOR + 0.41%, (1.65%), due 2/25/36	521	(b)
7,265	Ser. 2006-SD2, Class M2, 1 month USD LIBOR + 0.80%, (2.04%), due 6/25/36	6,702	(b)
3,000	Benefit Street Partners Clo XII Ltd., Ser. 2017-12A, Class D, 3 month USD LIBOR + 6.41%, (7.76%), due 10/15/30	2,950	(b)(l)
	Capital One Multi-Asset Execution Trust
5,440	Ser. 2015-A1, Class A1, 1.39%, due 1/15/21	5,439
3,530	Ser. 2016-A1, Class A1, 1 month USD LIBOR + 0.45%, (1.69%), due 2/15/22	3,549	(b)
26,850	Ser. 2014-A4, Class A4, 1 month USD LIBOR + 0.36%, (1.60%), due 6/15/22	26,980	(b)
	Carrington Mortgage Loan Trust
1,050	Ser. 2005-OPT2, Class M4, 1 month USD LIBOR + 0.98%, (2.21%), due 5/25/35	1,060	(b)
2,185	Ser. 2005-NC3, Class M2, 1 month USD LIBOR + 0.46%, (1.70%), due 6/25/35	2,193	(b)
11,410	Ser. 2005-NC5, Class M1, 1 month USD LIBOR + 0.48%, (1.72%), due 10/25/35	11,205	(b)
8,605	Ser. 2006-NC1, Class A4, 1 month USD LIBOR + 0.31%, (1.55%), due 1/25/36	8,277	(b)
12,000	Ser. 2006-RFC1, Class A4, 1 month USD LIBOR + 0.24%, (1.48%), due 5/25/36	11,746	(b)
	Citigroup Mortgage Loan Trust, Inc.
274	Ser. 2005-HE2, Class M1, 1 month USD LIBOR + 0.75%, (1.99%), due 5/25/35	274	(b)(l)
1,185	Ser. 2006-WFH1, Class M2, 1 month USD LIBOR + 0.37%, (1.61%), due 1/25/36	1,186	(b)
657	Ser. 2006-AMC1, Class A2B, 1 month USD LIBOR + 0.16%, (1.40%), due 9/25/36	539	(b)
4,460	Countrywide Asset-Backed Certificates, Ser. 2005-15, Class M1, 1 month USD LIBOR + 0.45%, (1.69%), due 3/25/36	4,214	(b)
2,350	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, 3 month USD LIBOR + 6.20%, (7.55%), due 10/19/29	2,350	(b)(l)
	Ellington Loan Acquisition Trust
2,980	Ser. 2007-2, Class A2C, 1 month USD LIBOR + 1.10%, (2.34%), due 5/25/37	2,889	(b)(l)
5,496	Ser. 2007-1, Class A2C, 1 month USD LIBOR + 1.25%, (2.49%), due 5/25/37	5,552	(b)(l)
3,247	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1 month USD LIBOR + 1.13%, (2.36%), due 9/25/33	3,191	(b)
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 1 month USD LIBOR + 0.75%, (1.99%), due 9/25/35	5,007	(b)
4,007	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1 month USD LIBOR + 1.13%, (2.36%), due 3/25/35	3,925	(b)
	First Franklin Mortgage Loan Asset Backed Certificates
1,933	Ser. 2005-FF1, Class M1, 1 month USD LIBOR + 0.74%, (1.97%), due 12/25/34	1,953	(b)
1,645	Ser. 2004-FFH4, Class M5, 1 month USD LIBOR + 1.58%, (2.81%), due 1/25/35	1,658	(b)
7,154	Ser. 2005-FF3, Class M5, 1 month USD LIBOR + 0.98%, (2.21%), due 4/25/35	7,106	(b)
1,417	Ser. 2005-FF5, Class M2, 1 month USD LIBOR + 0.74%, (1.97%), due 5/25/35	1,421	(b)
700	Flatiron Clo Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.00%, (7.45%), due 5/15/30	687	(b)(l)
1,600	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.40%, (7.76%), due 10/15/30	1,600	(b)(l)
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 1 month USD LIBOR + 0.39%, (1.63%), due 1/25/36	3,381	(b)
1,000	Highbridge Loan Management Ltd., Ser. 2013-2A, Class DR, 3 month USD LIBOR + 6.60%, (7.96%), due 10/20/29	1,000	(b)(l)
1,114	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1 month USD LIBOR + 1.60%, (2.84%), due 2/25/35	1,111	(b)
3,775	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT1, Class M1, 1 month USD LIBOR + 0.36%, (1.60%), due 12/25/35	3,731	(b)
5,190	IndyMac Residential Asset-Backed Trust, Ser. 2005-A, Class M6, 1 month USD LIBOR + 1.25%, (2.48%), due 3/25/35	4,905	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	JP Morgan Mortgage Acquisition Corp.
$1,767	Ser. 2005-OPT2, Class M2, 1 month USD LIBOR + 0.45%, (1.69%), due 12/25/35	$1,762	(b)
11,998	Ser. 2005-OPT2, Class M3, 1 month USD LIBOR + 0.48%, (1.72%), due 12/25/35	11,376	(b)
5,071	Ser. 2006-ACC1, Class A5, 1 month USD LIBOR + 0.24%, (1.48%), due 5/25/36	5,069	(b)
5,360	Ser. 2007-CH1, Class MV2, 1 month USD LIBOR + 0.28%, (1.52%), due 11/25/36	5,301	(b)
556	Ser. 2007-HE1, Class AF1, 1 month USD LIBOR + 0.10%, (1.34%), due 3/25/47	370	(b)
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 1 month USD LIBOR + 0.22%, (1.46%), due 7/25/36	3,447	(b)
6,005	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 1 month USD LIBOR + 0.28%, (1.52%), due 2/25/36	5,964	(b)
4,503	Navient Student Loan Trust, Ser. 2016-6A, Class A1, 1 month USD LIBOR + 0.48%, (1.72%), due 3/25/66	4,511	(b)(l)
	Newcastle Mortgage Securities Trust
392	Ser. 2006-1, Class A4, 1 month USD LIBOR + 0.28%, (1.52%), due 3/25/36	392	(b)
9,476	Ser. 2006-1, Class M2, 1 month USD LIBOR + 0.37%, (1.61%), due 3/25/36	9,370	(b)
3,000	OCP CLO Ltd., Ser. 2015-8A, Class CR, 3 month USD LIBOR + 2.80%, (0.00%), due 4/17/27	3,006	(b)(l)
	Park Place Securities, Inc.
6,350	Ser. 2004-WWF1, Class M4, 1 month USD LIBOR + 1.65%, (2.89%), due 12/25/34	6,375	(b)
9,335	Ser. 2004-WHQ2, Class M3, 1 month USD LIBOR + 1.04%, (2.27%), due 2/25/35	9,398	(b)
880	Prosper Marketplace Issuance Trust, Ser. 2017-2A, Class A, 2.41%, due 9/15/23	882	(l)
	Residential Asset Mortgage Products, Inc.
628	Ser. 2003-RS2, Class AII, 1 month USD LIBOR + 0.68%, (1.92%), due 3/25/33	610	(b)
2,250	Ser. 2005-RS4, Class M3, 1 month USD LIBOR + 0.48%, (1.72%), due 4/25/35	2,226	(b)
2,000	Ser. 2005-RZ2, Class M4, 1 month USD LIBOR + 0.56%, (1.80%), due 5/25/35	1,988	(b)
5,531	Ser. 2005-EFC4, Class M4, 1 month USD LIBOR + 0.59%, (1.83%), due 9/25/35	5,445	(b)
7,375	Ser. 2006-RZ1, Class M3, 1 month USD LIBOR + 0.45%, (1.69%), due 3/25/36	6,750	(b)
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1 month USD LIBOR + 0.87%, (2.11%), due 8/25/35	1,141	(b)
520	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1 month USD LIBOR + 0.98%, (2.21%), due 7/25/34	508	(b)
3,200	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, 1 month USD LIBOR + 0.50%, (1.74%), due 11/26/40	3,202	(b)(l)
6,700	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 1 month USD LIBOR + 0.47%, (1.71%), due 11/25/35	6,570	(b)
400	Structured Asset Investment Loan Trust, Ser. 2005-4, Class M3, 1 month USD LIBOR + 0.72%, (1.96%), due 5/25/35	401	(b)
	Structured Asset Securities Corp.
2,238	Ser. 2005-NC2, Class M3, 1 month USD LIBOR + 0.43%, (1.67%), due 5/25/35	2,242	(b)
7,780	Ser. 2005-WF4, Class M4, 1 month USD LIBOR + 0.58%, (1.82%), due 11/25/35	7,823	(b)
344	Ser. 2006-AM1, Class A4, 1 month USD LIBOR + 0.16%, (1.40%), due 4/25/36	342	(b)
525	Ser. 2006-NC1, Class A4, 1 month USD LIBOR + 0.15%, (1.39%), due 5/25/36	523	(b)
9,400	Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	9,390
1,200	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, 3 month USD LIBOR + 6.68%, (7.98%), due 7/25/29	1,209	(b)(l)
	Total Asset-Backed Securities (Cost $289,499)	327,566
Foreign Government Securities 4.0%
2,100	Bolivian Government International Bond, 4.50%, due 3/20/28	2,042	(l)
	Brazilian Government International Bond
2,600	2.63%, due 1/5/23	2,514
2,100	6.00%, due 4/7/26	2,330
1,500	5.63%, due 2/21/47	1,529
	Colombia Government International Bond
2,100	4.00%, due 2/26/24	2,186
1,000	3.88%, due 4/25/27	1,007
1,000	5.00%, due 6/15/45	1,029

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Dominican Republic International Bond
	$2,100	5.88%, due 4/18/24	$2,286	(l)
	1,500	6.88%, due 1/29/26	1,714	(l)
	1,000	6.85%, due 1/27/45	1,115	(l)
	2,100	Guatemala Government Bond, 4.38%, due 6/5/27	2,090	(l)
	2,100	Hungary Government International Bond, 7.63%, due 3/29/41	3,237
		Indonesia Government International Bond
	4,100	3.70%, due 1/8/22	4,256	(l)
	1,000	4.35%, due 1/8/27	1,061	(l)
	4,100	Kazakhstan Government International Bond, 5.13%, due 7/21/25	4,557	(l)
		Mexico Government International Bond
	2,100	4.15%, due 3/28/27	2,183
	2,100	4.35%, due 1/15/47	1,975
		Morocco Government International Bond
	2,100	4.25%, due 12/11/22	2,204	(l)
	1,000	5.50%, due 12/11/42	1,116	(l)
	2,600	Namibia International Bonds, 5.25%, due 10/29/25	2,641	(l)
		Oman Government International Bond
	2,100	3.88%, due 3/8/22	2,118	(l)
	1,000	5.38%, due 3/8/27	1,026	(l)
	1,000	6.50%, due 3/8/47	1,029	(l)
		Panama Government International Bond
	2,100	3.75%, due 3/16/25	2,193
	1,000	3.88%, due 3/17/28	1,045
	1,000	4.50%, due 5/15/47	1,056
	2,100	Paraguay Government International Bond, 4.70%, due 3/27/27	2,205	(l)
		Qatar Government International Bond
	2,100	2.38%, due 6/2/21	2,054	(l)
	1,000	3.25%, due 6/2/26	977	(l)
	1,000	4.63%, due 6/2/46	1,028	(l)
	1,800	Romanian Government International Bond, 6.13%, due 1/22/44	2,283	(l)
		Saudi Government International Bond
	2,100	2.38%, due 10/26/21	2,064	(l)
	1,000	3.25%, due 10/26/26	983	(l)
	1,000	4.50%, due 10/26/46	1,002	(l)
	2,600	Serbia International Bond, 4.88%, due 2/25/20	2,708	(l)
ZAR	517,715	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	24,863	(o)
		South Africa Government International Bond
	$2,100	4.88%, due 4/14/26	2,087
	1,000	4.30%, due 10/12/28	925
	1,000	5.00%, due 10/12/46	890
	3,100	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/26	3,123	(l)
		Turkey Government International Bond
	2,100	6.25%, due 9/26/22	2,279
	2,100	6.00%, due 3/25/27	2,212
	1,000	5.75%, due 5/11/47	953
		Uruguay Government International Bond
	2,000	4.38%, due 10/27/27	2,162
	2,000	5.10%, due 6/18/50	2,145
		Total Foreign Government Securities (Cost $118,554)	108,482
Developed Markets Ex- U.S. 1.3%
Regional(state/province) 0.4%
	10,220	Province of Ontario Canada, 3.00%, due 7/16/18	10,318

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Sovereign 0.9%
$23,730	Province of New Brunswick Canada, 2.75%, due 6/15/18	$23,890
	Total Developed Markets Ex- U.S. (Cost $34,345)	34,208
NUMBER OF SHARES
Investment Companies 3.7%
9,086,791	Neuberger Berman Emerging Markets Debt Fund Institutional Class	81,963	(u)
2,571,929	Neuberger Berman Short Duration Bond Fund Institutional Class	20,035	(u)
	Total Investment Companies (Cost $100,591)	101,998
Short-Term Investment 1.1%
Investment Company 1.1%
30,452,534	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $30,453)	30,453	(o)(v)
	Total Investments 123.9% (Cost $3,319,865)	3,365,236
	Liabilities Less Other Assets (23.9)%	(649,882	)(w)
	Net Assets 100.0%	$2,715,354

(a)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(c)  Represents less than 0.05% of net assets.

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  All or a portion of this security had not settled as of October 31, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(f)  Value determined using significant unobservable inputs.

(g)  Rate shown was the discount rate at the date of purchase.

(h)  All or a portion of the security is pledged as collateral for futures.

(i)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(j)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(k)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(l)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $335,941,000, which represents 12.4% of net assets of the Fund. Securities denoted with (l) but without (q) have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(m)  Amount less than one thousand.

(n)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017 amounted to approximately $636,071,000, which represents 23.4% of net assets of the Fund.

(o)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures, swaps and/or delayed delivery securities with a total value of approximately $655,755,000.

(p)  Payment-in-kind (PIK) security.

(q)  Illiquid security.

(r)  Defaulted Security

(s)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to approximately $0, which represents 0.0% of net assets of the Fund.

(t)  When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $4,375,000, which represents 0.2% of net assets of the Fund.

(u)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(v)  Represents 7-day effective yield as of October 31, 2017.

(w)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

(x)  Fixed coupon

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Futures contracts ("futures")

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	400	Brazilian Real	$12,152,000	$(90,056)
12/2017	4	Australian Dollar	306,080	(14,049)
12/2017	1,009	Mexican Peso	26,133,100	(1,556,595)
12/2017	355	New Zealand Dollar	24,267,800	(988,285)
12/2017	21	Pound Sterling	1,745,756	42,571
12/2017	26	South African Rand	911,300	(911)
12/2017	281	U.S. Treasury Note, 10 Year Ultra	35,107,438	(66,710)
12/2017	278	U.S. Treasury Long Bond	42,386,313	(776,323)
12/2017	23	U.S. Treasury Ultra Long Bond	3,789,969	(64,114)
Total Long Positions			$146,799,756	$(3,514,472)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	315	Canadian Dollar	$(24,436,125)	$639,173
12/2017	196	Euro	(28,618,450)	659,740
12/2017	143	Euro-Bobl	(21,951,053)	(101,810)
12/2017	695	Euro-Bund	(131,757,583)	(1,344,858)
12/2017	308	Euro-Buxl Bond, 30 Year	(59,599,478)	(1,033,699)
12/2017	246	U.S. Treasury Note, 10 Year Ultra	(32,944,781)	126,993
12/2017	572	United Kindgom Long Gilt Bond	(94,453,725)	(18,872)
Total Short Positions			$(393,761,195)	$(1,073,333)
Total Futures				$(4,587,805)

At October 31, 2017, the Fund had securities pledged in the amount of $14,387,157 to cover collateral requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $246,710,991 for long positions and $(529,317,901) for short positions.

Credit default swap contracts ("credit default swaps")

At October 31, 2017, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Paid by the Fund		Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX North American High Yield Index, Ser. 28 V.1	$82,665,000	5.00	%(a)	6/20/2022	$5,571,176	$1,900,665	$433,901	$7,905,742

(a)  Payment frequency-quarterly.

  For the year ended October 31, 2017, the average notional value of credit default swaps for the Fund was $79,675,573 for buy protection and $(100,988,129) for sell protection.

  At October 31, 2017, the Fund had $3,564,308 deposited in a segregated account to cover margin requirements for centrally cleared credit default swaps.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

  The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Building & Development	$—	$4,982	$323	$5,305
Business Equipment & Services		18,948	216	19,164
Containers & Glass Products	—	6,439	445	6,884
Financial Intermediaries	—	3,037	503	3,540
Health Care	—	10,377	1,203	11,580
Industrial Equipment	—	5,086	1,474	6,560
Leisure Goods—Activities—Movies	—	3,928	1,371	5,299
Steel	—	—	1,567	1,567
Other Loan Assignments(a)	—	98,185	—	98,185
Total Loan Assignments	—	150,982	7,102	158,084
U.S. Treasury Obligations	—	819,219	—	819,219
Mortgage-Backed Securities(a)	—	737,479	—	737,479
Corporate Bonds(a)	—	1,047,747	—	1,047,747
Asset-Backed Securities	—	327,566	—	327,566
Foreign Government Securities(a)	—	108,482	—	108,482
Developed Markets Ex- U.S.	—	34,208	—	34,208
Investment Companies	—	101,998	—	101,998
Short-Term Investment	—	30,453	—	30,453
Total Investments	$—	$3,358,134	$7,102	$3,365,236

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Investments in Securities:
Loan Assignments(c)
Building & Development	$—	$0	(d)	$0	(d)	$11	$317	$(5)	$—	$—	$323	$11

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2017
Business Equipment & Services	$—	$0	(d)	$0	(d)	$2	$215	$(1)	$—	$—	$216	$2
Containers & Glass Products	386	0	(d)	0	(d)	(4)	308	(245)	—	—	445	(2)
Financial Intermediaries	337	—		—		6	500	(3)	—	(337)	503	6
Health Care	—	0	(d)	0	(d)	(7)	1,216	(6)	—	—	1,203	(7)
Industrial Equipment	—	0	(d)	(0	)(d)	9	1,540	(75)	—	—	1,474	9
Leisure Goods— Activities— Movies	—	0	(d)	1		18	1,445	(93)	—	—	1,371	18
Radio & Television	170	—		(1)		—	—	(169)	—	—	—	—
Steel	—	0	(d)	—		22	1,545	—	—	—	1,567	22
Total	$893	$0	(d)	$0	(d)	$57	$7,086	$(597)	$—	$(337)	$7,102	$59

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Amount less than one thousand.

As of the year ended October 31, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $337,000 was transferred from Level 3 to Level 2. There were no transfers from Level 2 to Level 3. Transfers of loan assignments and corporate bonds into or out of Level 3 were primarily due to the pricing methodology using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2017, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,468	$—	$—	$1,468
Liabilities	(6,056)	—	—	(6,056)
Swaps
Assets	—	7,906	—	7,906
Total	$(4,588)	$7,906	$—	$3,318

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund October 31, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 21.0%
$1,550	U.S. Treasury Bill, 0.83%, due 5/24/18	$1,539	(b)(c)
	U.S. Treasury Inflation-Indexed Bonds
4,948	0.38%, due 7/15/23	5,001	(d)
1,689	0.25%, due 1/15/25	1,671	(d)
5,300	2.00%, due 1/15/26	5,947	(d)
2,397	3.88%, due 4/15/29	3,251	(d)
	U.S. Treasury Notes
530	2.75%, due 2/15/24	548
2,995	1.63%, due 2/15/26	2,837
	Total U.S. Treasury Obligations (Cost $20,792)	20,794
Mortgage-Backed Securities 7.0%
Collateralized Mortgage Obligations 5.5%
	Fannie Mae Connecticut Avenue Securities
575	Ser. 2017-C02, Class 2M2, 1 month USD LIBOR + 3.65%, (4.89%), due 9/25/29	612	(e)
635	Ser. 2017-C03, Class 1M2, 1 month USD LIBOR + 3.00%, (4.24%), due 10/25/29	657	(e)
631	Ser. 2017-C04, Class 2M2, 1 month USD LIBOR + 2.85%, (4.09%), due 11/25/29	645	(e)
715	Ser. 2017-C05, Class 1M2, 1 month USD LIBOR + 2.20%, (3.44%), due 1/25/30	710	(e)
620	Ser. 2017-C06, Class 1M2, 1 month USD LIBOR + 2.65%, (3.89%), due 2/25/30	629	(e)
640	Ser. 2017-C06, Class 2M2, 1 month USD LIBOR + 2.85%, (4.04%), due 2/25/30	652	(e)
	Freddie Mac Structured Agency Credit Risk Debt Notes
600	Ser. 2017-DNA2, Class M2, 1 month USD LIBOR + 3.45%, (4.69%), due 10/25/29	638	(e)
600	Ser. 2017-HQA2, Class M2, 1 month USD LIBOR + 2.65%, (3.89%), due 12/25/29	606	(e)
321	RAAC, Ser. 2004-SP3, Class MII1, 1 month USD LIBOR + 0.65%, (1.89%), due 9/25/34	302	(e)
		5,451
Commercial Mortgage-Backed 0.3%
978	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.42%, due 2/10/48	76	(f)(g)
	Commercial Mortgage Trust
830	Ser. 2014-CR16, Class XA, 1.18%, due 4/10/47	39	(f)(g)
953	Ser. 2014-LC15, Class XA, 1.33%, due 4/10/47	49	(f)(g)
835	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.17%, due 6/15/47	41	(f)(g)
1,121	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 2.05%, due 3/15/47	58	(f)(g)
		263
Fannie Mae 0.5%
470	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	493	(h)
Freddie Mac 0.7%
	Pass-Through Certificates
385	3.50%, TBA, 30 Year Maturity	396	(h)
330	4.00%, TBA, 30 Year Maturity	346	(h)
		742
	Total Mortgage-Backed Securities (Cost $6,975)	6,949

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Corporate Bonds 39.5%
Aerospace & Defense 0.3%
		Leonardo-Finmeccanica SpA
EUR	200	4.50%, due 1/19/21	$264
EUR	50	5.25%, due 1/21/22	70
			334
Airlines 0.2%
	$196	American Airlines, Inc., 4.38%, due 10/1/22	201
Apparel 0.4%
EUR	200	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	252	(i)
EUR	100	Levi Strauss & Co., 3.38%, due 3/15/27	122
			374
Auto Manufacturers 1.3%
EUR	200	Fiat Chrysler Finance Europe, 4.75%, due 7/15/22	268	(i)
EUR	33	GIE PSA Tresorerie, 6.00%, due 9/19/33	50
EUR	800	Volkswagen Int'l Finance NV, 7 year EUR Swap + 2.20%, (2.50%), due 12/29/49	958	(e)(i)
			1,276
Auto Parts & Equipment 0.9%
EUR	100	Grupo-Antolin Irausa SA, 3.25%, due 4/30/24	122	(i)
EUR	150	LKQ Italia Bondco SpA, 3.88%, due 4/1/24	193	(i)
EUR	300	Schaeffler Finance BV, 3.50%, due 5/15/22	357	(i)
EUR	200	ZF N.A. Capital, Inc., 2.75%, due 4/27/23	252	(i)
			924
Banks 6.1%
GBP	100	Barclays PLC, 3.25%, due 2/12/27	138	(i)
GBP	200	CYBG PLC, 6 month GBP LIBOR + 2.29%, (3.13%), due 6/22/25	270	(e)(i)
GBP	400	Deutsche Bank AG, 1.88%, due 2/28/20	534	(i)
	$405	Fifth Third Bancorp, Ser. J, 3 month USD LIBOR + 3.13%, (4.90%), due 12/29/49	411	(e)
		Goldman Sachs Group, Inc.
EUR	300	1.38%, due 5/15/24	358	(i)
	$380	Ser. L, 3 month USD LIBOR + 3.88%, (5.70%), due 12/31/49	392	(e)
	715	HSBC Holdings PLC, 5 year USD ICE Swap + 3.75%, (6.00%), due 12/31/99	760	(e)
EUR	750	Lloyds Banking Group PLC, 1.00%, due 11/9/23	887	(i)
	$400	Morgan Stanley, Ser. H, 3 month USD LIBOR + 3.61%, (5.45%), due 12/31/49	415	(e)
		Royal Bank of Scotland Group PLC
EUR	100	3 month Euribor + 2.04%, (2.00%), due 3/8/23	122	(e)(i)
EUR	500	5 year EUR Swap + 2.65%, (3.63%), due 3/25/24	603	(e)(i)
	$200	TC Ziraat Bankasi AS, 5.13%, due 5/3/22	199	(i)
GBP	100	TSB Banking Group PLC, 3 month GBP LIBOR + 3.43%, (5.75%), due 5/6/26	145	(e)
EUR	741	Wells Fargo & Co., 1.00%, due 2/2/27	847	(i)
			6,081

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Building Materials 0.5%
EUR	100	CEMEX Finance LLC, 4.63%, due 6/15/24	$128	(i)
EUR	100	Cemex SAB de CV, 4.38%, due 3/5/23	124	(i)
EUR	190	Wienerberger AG, 5 Year EUR Swap + 5.95%, (5.00%), due 12/29/49	239	(e)
			491
Chemicals 1.0%
EUR	100	Arkema SA, 5 year EUR Swap + 4.35%, (4.75%), due 10/29/49	128	(e)(i)
EUR	120	Axalta Coating Systems Dutch Holding B BV, 3.75%, due 1/15/25	150	(i)
EUR	100	Axalta Coating Systems LLC, 4.25%, due 8/15/24	125	(i)
EUR	250	Ineos Group Holdings SA, 5.38%, due 8/1/24	316	(i)
EUR	200	Solvay Finance SA, 5 year EUR Swap + 5.22%, (5.87%), due 12/29/49	281	(e)(i)
			1,000
Commercial Services 0.9%
EUR	100	Avis Budget Finance PLC, 4.50%, due 5/15/25	119	(i)
EUR	200	Hertz Holdings Netherlands BV, 4.13%, due 10/15/21	235	(i)
EUR	200	La Financiere Atalian SAS, 4.00%, due 5/15/24	247	(i)
EUR	200	Loxam SAS, 6.00%, due 4/15/25	258	(i)
			859
Computers 0.9%
	$510	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/23	559	(j)
	290	HP Enterprise Co., 4.90%, due 10/15/25	308
			867
Distribution - Wholesale 0.2%
EUR	100	Rexel SA, 2.63%, due 6/15/24	120	(i)
EUR	100	VWR Funding, Inc., 4.63%, due 4/15/22	121	(i)
			241
Electric 3.0%
GBP	200	Drax Finco PLC, 4.25%, due 5/1/22	275	(i)
EUR	100	EDP - Energias de Portugal SA, 5 year EUR Swap + 5.04%, (5.38%), due 9/16/75	130	(e)(i)
EUR	100	EnBW Energie Baden-Wuerttemberg AG, 5 year EUR Swap + 2.34%, (3.63%), due 4/2/76	125	(e)(i)
EUR	100	Enel SpA, 5 year EUR Swap + 3.65%, (5.00%), due 1/15/75	127	(e)(i)
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	205	(i)
GBP	200	Iberdrola Finanzas SA, 7.38%, due 1/29/24	348
GBP	680	innogy Finance BV, 5.63%, due 12/6/23	1,092	(i)
GBP	500	SSE PLC, 5 year GBP Swap + 2.75%, (3.63%), due 9/16/77	681	(e)(i)
			2,983
Electrical Components & Equipment 0.2%
		Belden, Inc.
EUR	6	5.50%, due 4/15/23	7	(i)
EUR	200	3.38%, due 7/15/27	238	(i)
			245

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Engineering & Construction 0.1%
EUR	100	SPIE SA, 3.13%, due 3/22/24	$122	(i)
Entertainment 0.7%
GBP	100	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	137
EUR	200	Int'l Game Technology PLC, 4.75%, due 2/15/23	263	(i)
EUR	150	Merlin Entertainments PLC, 2.75%, due 3/15/22	183	(i)
EUR	100	WMG Acquisition Corp., 4.13%, due 11/1/24	123	(i)
			706
Food 1.3%
EUR	200	Casino Guichard Perrachon SA, 4.50%, due 3/7/24	263	(i)
EUR	350	Nomad Foods Bondco PLC, 3.25%, due 5/15/24	420	(i)
		Tesco PLC
GBP	100	6.13%, due 2/24/22	154
GBP	315	5.50%, due 1/13/33	483
			1,320
Food Service 0.2%
EUR	200	Aramark Int'l Finance Sarl, 3.13%, due 4/1/25	243	(i)
Gas 0.4%
GBP	200	Centrica PLC, 6.40%, due 9/4/26	345
Healthcare - Services 0.1%
GBP	100	Voyage Care BondCo PLC, 5.88%, due 5/1/23	135	(i)
Holding Companies - Diversified 0.2%
GBP	100	Co-operative Group Holdings 2011 Ltd., 7.50%, due 7/8/26	163	(i)
Household Products - Wares 0.3%
EUR	200	Spectrum Brands, Inc., 4.00%, due 10/1/26	247	(i)
Insurance 1.2%
	$215	MetLife, Inc., Ser. C, 3 month USD LIBOR + 3.58%, (5.25%), due 12/29/49	225	(e)
GBP	650	Phoenix Group Holdings, 5.75%, due 7/7/21	967	(i)
			1,192
Internet 0.4%
EUR	100	Netflix, Inc., 3.63%, due 5/15/27	120	(i)
EUR	200	United Group BV, 4.88%, due 7/1/24	246	(i)
			366

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Iron - Steel 0.7%
EUR	100	ArcelorMittal, 3.13%, due 1/14/22	$129	(i)
EUR	150	thyssenkrupp AG, 2.75%, due 3/8/21	187	(i)
	$325	Vale Overseas Ltd., 6.25%, due 8/10/26	374
			690
Leisure Time 0.1%
EUR	100	Cirsa Funding Luxembourg SA, 5.88%, due 5/15/23	123	(i)
Lodging 0.1%
EUR	100	Accor SA, 5 year EUR Swap + 3.65%, (4.13%), due 6/30/49	125	(e)(i)
Machinery - Construction & Mining 0.4%
EUR	300	NEW Areva Holding SA, 3.13%, due 3/20/23	367	(i)
Media 4.6%
EUR	200	Altice Financing SA, 5.25%, due 2/15/23	245	(i)
EUR	300	Altice Luxembourg SA, 6.25%, due 2/15/25	386	(i)
	$745	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	792
		Discovery Communications LLC
EUR	215	1.90%, due 3/19/27	250
	$635	3.95%, due 3/20/28	630
EUR	275	LGE HoldCo VI BV, 7.13%, due 5/15/24	361	(i)
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/24	380	(i)
EUR	150	Telenet Finance V Luxembourg SCA, 6.75%, due 8/15/24	189	(i)
EUR	220	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	292	(i)
EUR	100	UPCB Finance IV Ltd., 4.00%, due 1/15/27	124	(i)
	$245	Viacom, Inc., 4.38%, due 3/15/43	208
		Virgin Media Secured Finance PLC
GBP	100	5.13%, due 1/15/25	140	(i)
GBP	100	4.88%, due 1/15/27	138	(i)
GBP	100	6.25%, due 3/28/29	145	(i)
EUR	100	Ziggo Bond Finance BV, 4.63%, due 1/15/25	124	(i)
EUR	100	Ziggo Secured Finance BV, 3.75%, due 1/15/25	123	(i)
			4,527
Miscellaneous Manufacturers 0.3%
EUR	200	Colfax Corp., 3.25%, due 5/15/25	247	(i)
Multi-National 0.2%
	$200	Banque Ouest Africaine de Developpement, 5.50%, due 5/6/21	213	(i)
Oil & Gas 3.0%
	450	Canadian Natural Resources Ltd., 3.85%, due 6/1/27	459
EUR	450	Gazprom OAO Via Gaz Capital SA, 4.36%, due 3/21/25	596	(i)
	$255	Hess Corp., 4.30%, due 4/1/27	257
	300	KazMunayGas National Co. JSC, 7.00%, due 5/5/20	327	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Petrobras Global Finance BV
EUR	200	5.88%, due 3/7/22	$270
GBP	150	6.25%, due 12/14/26	215
	$50	7.38%, due 1/17/27	56
		Petroleos de Venezuela SA
	128	6.00%, due 11/15/26	35	(i)
	362	5.38%, due 4/12/27	105	(i)
	200	Petroleos Mexicanos, 6.50%, due 6/2/41	203
EUR	350	TOTAL SA, 5 year EUR Swap + 1.86%, (2.25%), due 12/29/49	427	(e)(i)
			2,950
Packaging & Containers 1.2%
EUR	150	ARD Finance SA, 6.63%Cash/17.38% PIK, due 9/15/23	188	(k)
EUR	100	Ardagh Packaging Finance PLC, 6.75%, due 5/15/24	130	(i)
EUR	300	Horizon Holdings I SAS, 7.25%, due 8/1/23	372	(i)
EUR	100	OI European Group BV, 6.75%, due 9/15/20	138	(i)
EUR	100	Sealed Air Corp., 4.50%, due 9/15/23	134	(i)
EUR	110	SIG Combibloc Holdings SCA, 7.75%, due 2/15/23	135	(i)
EUR	100	Silgan Holdings, Inc., 3.25%, due 3/15/25	122	(i)
			1,219
Pharmaceuticals 0.5%
EUR	300	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	377	(i)
EUR	100	Grifols SA, 3.20%, due 5/1/25	119	(i)
			496
Pipelines 1.5%
	$200	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/47	204	(j)(l)
	375	Energy Transfer Partners L.P., 4.20%, due 4/15/27	379
	260	MPLX LP, 4.13%, due 3/1/27	268
	530	Southern Gas Corridor CJSC, 6.88%, due 3/24/26	599	(i)
			1,450
Real Estate Investment Trust 0.9%
	305	EPR Properties, 4.50%, due 4/1/25	314
GBP	200	Iron Mountain Europe PLC, 6.13%, due 9/15/22	278	(i)
		MPT Operating Partnership LP/MPT Finance Corp.
EUR	100	4.00%, due 8/19/22	129
EUR	100	3.33%, due 3/24/25	123
			844
Retail 1.1%
GBP	550	Next PLC, 4.38%, due 10/2/26	805	(i)
EUR	100	PVH Corp., 3.63%, due 7/15/24	129	(i)
GBP	100	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	134	(i)
			1,068

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Software 0.2%
EUR	200	Quintiles IMS, Inc., 3.25%, due 3/15/25	$241	(i)
Telecommunications 3.5%
	$375	AT&T, Inc., 4.13%, due 2/17/26	384
EUR	200	Cellnex Telecom SA, 2.88%, due 4/18/25	248	(i)
GBP	200	Koninklijke KPN NV, 5 year GBP Swap + 5.51%, (6.88%), due 3/14/73	292	(e)(i)
EUR	100	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	120	(i)
EUR	100	Matterhorn Telecom SA, 3.88%, due 5/1/22	120	(i)
EUR	35	Olivetti Finance SA, 7.75%, due 1/24/33	64
EUR	100	SES SA, 5 year EUR Swap + 5.40% (5.63%), due 12/29/49	131	(e)(i)
EUR	200	SoftBank Group Corp., 4.00%, due 7/30/22	255	(i)
GBP	200	TalkTalk Telecom Group PLC, 5.38%, due 1/15/22	276	(i)
EUR	200	TDC A/S, 5 year EUR Swap + 3.11% (3.50%), due 2/26/15	244	(e)(i)
		Telecom Italia SpA
EUR	50	5.25%, due 2/10/22	70	(i)
EUR	450	3.63%, due 1/19/24	597	(i)
		Telefonica Europe BV
EUR	100	10 year EUR Swap + 4.30%, (5.88%), due 3/31/49	137	(e)(i)
EUR	100	8 year EUR Swap + 5.59% (7.63%), due 9/29/49	142	(e)(i)
GBP	100	5 year GBP Swap + 4.46%, (6.75%), due 11/29/49	147	(e)(i)
		Verizon Communications, Inc.
EUR	100	1.38%, due 11/2/28	115
EUR	100	1.88%, due 10/26/29	118
			3,460
Water 0.4%
GBP	150	Anglian Water Osprey Financing PLC, 5.00%, due 4/30/23	216	(i)
GBP	150	Thames Water Utilities Cayman Finance Ltd., 1.88%, due 1/24/24	195	(i)
			411
		Total Corporate Bonds (Cost $37,557)	39,146
Asset-Backed Securities 10.4%
	$330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1 month USD LIBOR + 0.78%, (2.02%), due 10/25/35	305	(e)
	144	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 1 month USD LIBOR + 0.28%, (1.52%), due 4/25/36	140	(e)
	250	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, 3 month USD LIBOR + 6.10% (7.46%), due 10/15/30	250	(e)(j)
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 1 month USD LIBOR + 0.49%, (1.73%), due 10/25/35	149	(d)
	300	Assurant CLO I Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.46% (0.00%), due 10/20/29	293	(e)(j)(l)
		Bear Stearns Asset Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, 1 month USD LIBOR + 1.88%, (3.11%), due 9/25/34	227	(e)
	483	Ser. 2005-SD2, Class 1M2, 1 month USD LIBOR + 1.00%, (2.24%), due 3/25/35	478	(e)
	250	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, 3 month USD LIBOR + 6.41% (7.76%), due 10/15/30	246	(e)(j)
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 1 month USD LIBOR + 0.24%, (1.48%), due 5/25/36	318	(e)
	500	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.20% (7.45%), due 10/15/30	503	(e)(j)
	250	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, 3 month USD LIBOR + 6.20% (7.55%), due 10/19/29	250	(e)(j)
	240	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2C, 1 month USD LIBOR + 1.10%, (2.34%), due 5/25/37	233	(e)(j)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1 month USD LIBOR + 0.98%, (2.21%), due 4/25/35	$283	(e)
	300	Flatiron CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.00%, (7.45%), due 5/15/30	295	(e)(j)
	250	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.40% (7.76%), due 10/15/30	250	(e)(j)
	192	GSAA Home Equity Trust, Ser. 2005-10, Class M4, 1 month USD LIBOR + 0.65%, (1.89%), due 6/25/35	185	(e)
	140	Home Equity Mortgage Loan Asset-Backed Trust, Ser. 2005-A, Class M6, 1 month USD LIBOR + 1.25%, (2.48%), due 3/25/35	132	(e)
	250	Milos CLO Ltd., Ser. 2017-1A, Class E, 3 month USD LIBOR + 6.30% (7.66%), due 10/20/30	244	(e)(j)
	101	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1 month USD LIBOR + 1.13%, (2.36%), due 5/25/32	101	(e)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 1 month USD LIBOR + 0.37%, (1.61%), due 3/25/36	326	(e)
	62	Park Place Securities, Inc., Ser. 2004-WHQ1, Class M4, 1 month USD LIBOR + 1.73%, (2.96%), due 9/25/34	62	(e)
	136	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 1 month USD LIBOR + 0.44%, (1.68%), due 11/25/35	136	(e)
		Renaissance Home Equity Loan Trust
	1,205	Ser. 2005-1, Class AV3, 1 month USD LIBOR + 0.33%, (1.57%), due 5/25/35	1,099	(e)
	210	Ser. 2005-2, Class AV3, 1 month USD LIBOR + 0.37%, (1.61%), due 8/25/35	200	(e)
		Residential Asset Mortgage Products, Inc.
	650	Ser. 2006-EFC4, Class M4, 1 month USD LIBOR + 0.59%, (1.83%), due 9/25/35	640	(e)
	1,710	Ser. 2005-RZ4, Class M3, 1 month USD LIBOR + 0.52%, (1.76%), due 11/25/35	1,637	(e)
	144	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1 month USD LIBOR + 0.98%, (2.21%), due 7/25/34	140	(e)
	130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 1 month USD LIBOR + 0.47%, (1.71%), due 11/25/35	128	(e)
		Structured Asset Securities Corp.
	185	Ser. 2005-WF4, Class M4, 1 month USD LIBOR + 0.58%, (1.82%), due 11/25/35	186	(e)
	82	Ser. 2006-AM1, Class A4, 1 month USD LIBOR + 0.16%, (1.40%), due 4/25/36	81	(e)
	580	Trafigura Securitisation Finance PLC, Ser. 2017-1A, Class B, 1 month USD LIBOR + 1.70%, (2.94%), due 12/15/20	583	(e)(j)
	250	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, 3 month USD LIBOR + 6.68%, (7.98%), due 7/25/29	252	(e)(j)
		Total Asset-Backed Securities (Cost $9,495)	10,352
Foreign Government Securities 16.2%
		Argentine Republic Government International Bond
EUR	138	7.82%, due 12/31/33	184
EUR	780	2.26%, due 12/31/38	645	(m)
	$80	Belize Government International Bond, 4.94%, due 2/20/34	50	(i)
	270	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	275	(i)
	160	Brazilian Government International Bond, 5.63%, due 1/7/41	162
		Bundesrepublik Deutschland
EUR	2,275	0.25%, due 2/15/27	2,641	(i)
EUR	30	5.50%, due 1/4/31	57	(i)
CAD	6,220	Canadian Government Bond, 0.50%, due 3/1/22	4,603
	$200	Colombia Government International Bond, 5.00%, due 6/15/45	206
EUR	220	Croatia Government International Bond, 3.00%, due 3/20/27	268	(i)
	$200	Egypt Government International Bond, 8.50%, due 1/31/47	226	(i)
		El Salvador Government International Bond
	50	5.88%, due 1/30/25	49	(i)
	250	6.38%, due 1/18/27	249	(i)
	200	Ghana Government International Bond, 10.75%, due 10/14/30	266	(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Hungary Government International Bond
	$200	5.38%, due 2/21/23	$224
EUR	79	1.75%, due 10/10/27	94	(i)
EUR	500	Indonesia Government International Bond, 3.75%, due 6/14/28	661	(i)
	$289	Ivory Coast Government International Bond, 5.75%, due 12/31/32	284	(i)
	200	Kazakhstan Government International Bond, 6.50%, due 7/21/45	250	(i)
	200	Mexico Government International Bond, 5.75%, due 10/12/10	209
	270	Nigeria Government International Bond, 7.88%, due 2/16/32	297	(i)
EUR	300	Peruvian Government International Bond, 3.75%, due 3/1/30	423
EUR	60	Romanian Government International Bond, 3.88%, due 10/29/35	75	(i)
		Russian Foreign Bond - Eurobond
	$200	4.88%, due 9/16/23	217	(i)
	200	4.25%, due 6/23/27	204	(i)
	200	Saudi Government International Bond, 3.63%, due 3/4/28	198	(i)
ZAR	21,920	South Africa Government International Bond, Ser. R214, 6.50%, due 2/28/41	1,053
	$200	Sri Lanka Government International Bond, 6.20%, due 5/11/27	213	(i)
	300	State Oil Co. of the Azerbaijan Republic, 6.95%, due 3/18/30	329	(i)
		Turkey Government International Bond
	200	5.63%, due 3/30/21	211
	200	4.88%, due 10/9/26	195
		Ukraine Government International Bond
	100	7.75%, due 9/1/20	107	(i)
	200	7.75%, due 9/1/22	214	(i)
	200	7.75%, due 9/1/25	208	(i)
	100	IMF Ukraine GDP Index, (0.00%), due 5/31/40	57	(e)(i)
	190	Uruguay Government International Bond, 5.10%, due 6/18/50	204
	200	Zambia Government International Bond, 8.50%, due 4/14/24	214	(i)
		Total Foreign Government Securities (Cost $15,912)	16,022
NUMBER OF SHARES
Short-Term Investment 3.7%
Investment Company 3.7%
	3,639,872	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.96% (Cost $3,640)	3,640	(n)(o)
		Total Investments 97.8% (Cost $94,371)	96,903
		Other Assets Less Liabilities 2.2%	2,178	(p)
		Net Assets 100.0%	$99,081

(a)  Principal amount is stated in the currency in which the security is denominated.

  CAD = Canadian Dollar

  EUR = Euro

  GBP = Pound Sterling

(b)  Rate shown was the discount rate at the date of purchase.

(c)  All or a portion of the security is pledged as collateral for futures.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2017 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR (USD) = London Interbank Offered Rate

(f)  Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(g)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2017, amounted to approximately $1,235,000, which represents 1.2% of net assets of the Fund.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2017, amounted to approximately $35,221,000, which represents 35.5% of net assets of the Fund.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $4,162,000, which represents 4.2% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Payment-in-kind (PIK) security.

(l)  When-issued security. Total value of all such securities at 10/31/2017 amounted to approximately $497,000, which represents 0.5% of net assets for the Fund.

(m)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2017.

(n)  Rate represents 7-day effective yield as of October 31, 2017.

(o)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities, to be announced securities, when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $3,640,000.

(p)  Includes the impact of the Fund's open positions in derivatives at October 31, 2017.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2017, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	64	Euro-Bund	$12,133,072	$62,085
12/2017	299	Euro, 90 day	73,621,275	(79,591)
12/2017	69	U.S. Treasury Ultra Long Bond	11,369,906	(195,145)
12/2018	151	Pound Sterling, 90 day	24,845,719	(12,887)
Total Long Positions			$121,969,972	$(225,538)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2017	26	Euro-Bobl	$(3,991,101)	$(16,116)
12/2017	51	Euro-Bund	(9,668,542)	(74,746)
12/2017	54	Euro-Buxl Bond, 30 Year	(10,449,259)	(51,479)
12/2017	57	Euro-OAT	(10,454,781)	(116,667)
12/2017	358	U.S. Treasury Note, 10 Year	(44,727,625)	546,876
12/2017	116	U.S. Treasury Note, 10 Year Ultra	(15,534,938)	198,906
12/2017	12	U.S. Treasury Ultra Long Bond	(1,829,625)	30,145
12/2017	16	U.S. Ultra Bond	(2,636,500)	78,940
12/2017	151	Pound Sterling, 90 day	(24,934,713)	3,407
12/2017	31	United Kingdom Long Gilt Bond	(5,118,996)	86,558
12/2017	15	U.S. Treasury Note, 5 Year	(1,757,813)	15,507
12/2018	299	Euro, 90 day	(73,311,063)	249,309
Total Short Positions			$(204,414,956)	$950,640
Total Futures				$725,102

At October 31, 2017, the Fund had securities pledged in the amount of $1,434,741 to cover collateral requirements on open futures.

For the year ended October 31, 2017, the average notional value of futures for the Fund was $44,860,190 for long positions and $(97,583,963) for short positions.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2017, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,392,895	USD	3,043,002	AUD	Goldman Sachs International	1/24/2018	$65,662
877,364	USD	1,146,556	AUD	Goldman Sachs International	1/24/2018	499
284,997	USD	371,018	AUD	JPMorgan Chase Bank N.A.	1/24/2018	1,250
78,308	USD	99,640	AUD	Societe Generale	1/24/2018	2,105
5,865,992	USD	7,456,880	AUD	State Street Bank and Trust Company	1/24/2018	163,104
1,287,307	USD	1,638,316	AUD	State Street Bank and Trust Company	1/24/2018	34,352
197,768	USD	252,045	AUD	State Street Bank and Trust Company	1/24/2018	5,009
225,884	USD	289,068	AUD	State Street Bank and Trust Company	1/24/2018	4,809
380,956	USD	494,928	AUD	State Street Bank and Trust Company	1/24/2018	2,444
1,714,025	AUD	1,309,498	USD	State Street Bank and Trust Company	1/24/2018	1,358
1,593,940	USD	1,996,824	CAD	Citibank, N.A.	1/24/2018	44,761
2,479,768	USD	3,105,860	CAD	Goldman Sachs International	1/24/2018	70,176
1,037,338	USD	1,294,467	CAD	Goldman Sachs International	1/24/2018	33,063
179,856	USD	230,876	CAD	JPMorgan Chase Bank N.A.	1/24/2018	738
110,894	USD	142,116	CAD	JPMorgan Chase Bank N.A.	1/24/2018	637
11,658,186	USD	14,549,883	CAD	Royal Bank of Canada	1/24/2018	370,078
536,553	USD	669,639	CAD	Royal Bank of Canada	1/24/2018	17,032
36,451	USD	45,677	CAD	Societe Generale	1/24/2018	1,014
4,875,402	USD	6,088,719	CAD	State Street Bank and Trust Company	1/24/2018	151,644
583,024	USD	564,892	CHF	Citibank, N.A.	1/24/2018	13,449
342,771	USD	332,186	CHF	Goldman Sachs International	1/24/2018	7,831
394,389	USD	390,307	CHF	JPMorgan Chase Bank N.A.	1/24/2018	845
2,882,455	USD	2,813,997	CHF	Royal Bank of Canada	1/24/2018	45,129
8,576,807	USD	8,312,255	CHF	Societe Generale	1/24/2018	195,641
467,896	USD	455,923	CHF	State Street Bank and Trust Company	1/24/2018	8,193
246,827	USD	240,664	CHF	State Street Bank and Trust Company	1/24/2018	4,167
47,261	USD	1,027,186	CZK	State Street Bank and Trust Company	1/24/2018	386
1,277,772	USD	1,076,000	EUR	Citibank, N.A.	1/24/2018	18,213
71,588	USD	60,284	EUR	Citibank, N.A.	1/24/2018	1,020
4,141,688	USD	3,487,972	EUR	Goldman Sachs International	1/24/2018	58,691
2,842,077	USD	2,393,489	EUR	Goldman Sachs International	1/24/2018	40,275
636,529	EUR	740,961	USD	Goldman Sachs International	1/24/2018	4,155
1,721,509	EUR	2,013,181	USD	Goldman Sachs International	1/24/2018	2,006
113,989	EUR	133,287	USD	Goldman Sachs International	1/24/2018	147
4,997,281	USD	4,211,322	EUR	Royal Bank of Canada	1/24/2018	67,536
680,577	USD	573,538	EUR	Royal Bank of Canada	1/24/2018	9,198
439,088	USD	370,029	EUR	Royal Bank of Canada	1/24/2018	5,934
377,503	USD	318,130	EUR	Royal Bank of Canada	1/24/2018	5,102
148,240	USD	124,925	EUR	Royal Bank of Canada	1/24/2018	2,003
2,941,853	USD	2,478,623	EUR	Societe Generale	1/24/2018	40,394
671,580	USD	565,832	EUR	Societe Generale	1/24/2018	9,221
543,242	USD	457,702	EUR	Societe Generale	1/24/2018	7,459
188,491	USD	159,618	EUR	Societe Generale	1/24/2018	1,644
24,851	USD	20,932	EUR	Societe Generale	1/24/2018	348
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
12,393,642	USD	10,451,317	EUR	State Street Bank and Trust Company	1/24/2018	$159,401
6,746,429	USD	5,689,132	EUR	State Street Bank and Trust Company	1/24/2018	86,769
1,238,371	USD	1,046,876	EUR	State Street Bank and Trust Company	1/24/2018	12,905
692,355	USD	586,786	EUR	State Street Bank and Trust Company	1/24/2018	5,467
402,912	USD	341,257	EUR	State Street Bank and Trust Company	1/24/2018	3,439
148,031	USD	124,601	EUR	State Street Bank and Trust Company	1/24/2018	2,174
58,628	USD	49,440	EUR	State Street Bank and Trust Company	1/24/2018	754
30,680	USD	23,000	GBP	Citibank, N.A.	1/24/2018	51
2,274,171	GBP	3,027,558	USD	Goldman Sachs International	1/24/2018	958
464,252	GBP	611,107	USD	JPMorgan Chase Bank N.A.	1/24/2018	7,138
89,443	GBP	118,557	USD	JPMorgan Chase Bank N.A.	1/24/2018	555
1,246,575	GBP	1,646,788	USD	Royal Bank of Canada	1/24/2018	13,277
743,064	USD	557,770	GBP	Societe Generale	1/24/2018	281
485,501	USD	364,434	GBP	Societe Generale	1/24/2018	184
738,370	GBP	978,997	USD	State Street Bank and Trust Company	1/24/2018	4,291
1,924,558	USD	1,442,513	GBP	State Street Bank and Trust Company	1/24/2018	3,562
905,041	USD	678,355	GBP	State Street Bank and Trust Company	1/24/2018	1,675
569,983	USD	427,219	GBP	State Street Bank and Trust Company	1/24/2018	1,055
80,181	USD	60,098	GBP	State Street Bank and Trust Company	1/24/2018	148
210,691	USD	23,772,320	JPY	JPMorgan Chase Bank N.A.	1/24/2018	718
16,114,279	JPY	142,180	USD	JPMorgan Chase Bank N.A.	1/24/2018	153
2,477,451	USD	275,597,827	JPY	Societe Generale	1/24/2018	43,176
1,726,176	USD	192,047,414	JPY	State Street Bank and Trust Company	1/24/2018	29,877
739,610,741	KRW	656,562	USD	State Street Bank and Trust Company	1/24/2018	5,230
859,705	USD	16,611,217	MXN	Goldman Sachs International	1/24/2018	5,328
209,371	USD	4,045,461	MXN	Goldman Sachs International	1/24/2018	1,298
208,776	USD	4,036,479	MXN	Societe Generale	1/24/2018	1,165
775,996	USD	14,993,183	MXN	State Street Bank and Trust Company	1/24/2018	4,841
687,706	USD	13,287,303	MXN	State Street Bank and Trust Company	1/24/2018	4,291
481,383	USD	670,441	NZD	Citibank, N.A.	1/24/2018	23,247
27,346	USD	38,088	NZD	Goldman Sachs International	1/24/2018	1,319
139,499	USD	204,020	NZD	Goldman Sachs International	1/24/2018	84
83,578	USD	122,253	NZD	JPMorgan Chase Bank N.A.	1/24/2018	38
1,368,596	USD	1,964,680	NZD	Royal Bank of Canada	1/24/2018	26,059
110,190	USD	158,182	NZD	Royal Bank of Canada	1/24/2018	2,098
5,442,105	USD	7,587,999	NZD	Societe Generale	1/24/2018	256,951
95,943	USD	133,774	NZD	Societe Generale	1/24/2018	4,530
1,967,435	USD	2,743,637	NZD	State Street Bank and Trust Company	1/24/2018	92,608
120,718	USD	168,185	NZD	State Street Bank and Trust Company	1/24/2018	5,791
683,478	USD	994,179	NZD	State Street Bank and Trust Company	1/24/2018	4,120
157,869	USD	1,242,634	NOK	Citibank, N.A.	1/24/2018	5,402
2,269,649	USD	17,853,736	NOK	Goldman Sachs International	1/24/2018	79,051
1,116,473	USD	8,910,461	NOK	Goldman Sachs International	1/24/2018	23,187
13,468,859	NOK	1,649,970	USD	Goldman Sachs International	1/24/2018	2,617
8,129,465	NOK	996,778	USD	Goldman Sachs International	1/24/2018	682
1,085,188	USD	8,557,971	NOK	State Street Bank and Trust Company	1/24/2018	35,152
86,546	USD	698,061	SEK	Goldman Sachs International	1/24/2018	2,717

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
58,613	USD	472,703	SEK	Goldman Sachs International	1/24/2018	$1,847
271,807	USD	2,254,522	SEK	Goldman Sachs International	1/24/2018	1,066
809,777	USD	6,740,392	SEK	Goldman Sachs International	1/24/2018	337
263,856	USD	2,154,198	SEK	JPMorgan Chase Bank N.A.	1/24/2018	5,162
3,079,394	USD	24,853,945	SEK	Societe Generale	1/24/2018	94,733
1,946	USD	15,705	SEK	Societe Generale	1/24/2018	60
942,729	USD	7,620,314	SEK	State Street Bank and Trust Company	1/24/2018	27,620
254,020	USD	2,066,593	SEK	State Street Bank and Trust Company	1/24/2018	5,847
2,233,992	USD	31,044,447	ZAR	Royal Bank of Canada	1/24/2018	68,831
72,088	USD	977,017	ZAR	State Street Bank and Trust Company	1/24/2018	3,947
						$2,693,986
828,006	AUD	651,011	USD	Citibank, N.A.	1/24/2018	(17,767)
47,114	AUD	37,049	USD	Goldman Sachs International	1/24/2018	(1,017)
145,544	AUD	114,450	USD	Goldman Sachs International	1/24/2018	(3,141)
1,033,980	AUD	806,802	USD	Goldman Sachs International	1/24/2018	(16,033)
45,830	AUD	35,933	USD	Royal Bank of Canada	1/24/2018	(883)
271,812	AUD	213,115	USD	Royal Bank of Canada	1/24/2018	(5,238)
797,251	AUD	626,565	USD	Societe Generale	1/24/2018	(16,842)
162,265	AUD	127,647	USD	State Street Bank and Trust Company	1/24/2018	(3,549)
391,339	CAD	304,378	USD	Goldman Sachs International	1/24/2018	(769)
1,359,029	CAD	1,073,617	USD	Goldman Sachs International	1/24/2018	(19,253)
846,175	CAD	678,003	USD	Royal Bank of Canada	1/24/2018	(21,523)
17,255,286	CAD	13,769,969	USD	Societe Generale	1/24/2018	(382,951)
340,658	CAD	272,213	USD	State Street Bank and Trust Company	1/24/2018	(7,923)
1,813,088	CAD	1,449,265	USD	State Street Bank and Trust Company	1/24/2018	(42,632)
6,715,736	CAD	5,377,472	USD	State Street Bank and Trust Company	1/24/2018	(167,261)
794,203	CHF	803,020	USD	Goldman Sachs International	1/24/2018	(2,234)
5,796,143	CHF	5,978,795	USD	State Street Bank and Trust Company	1/24/2018	(134,602)
438,864	USD	435,638	CHF	JPMorgan Chase Bank N.A.	1/24/2018	(386)
1,007,217	CZK	46,501	USD	Goldman Sachs International	1/24/2018	(537)
366,285	EUR	434,971	USD	Citibank, N.A.	1/24/2018	(6,200)
72,881	EUR	85,325	USD	Goldman Sachs International	1/24/2018	(11)
26,565	USD	22,719	EUR	Goldman Sachs International	1/24/2018	(29)
871,022	USD	745,170	EUR	Goldman Sachs International	1/24/2018	(1,269)
723,232	USD	619,119	EUR	Goldman Sachs International	1/24/2018	(1,505)
368,912	EUR	438,244	USD	Goldman Sachs International	1/24/2018	(6,398)
638,553	EUR	758,231	USD	Goldman Sachs International	1/24/2018	(10,745)
3,195,202	EUR	3,794,047	USD	Goldman Sachs International	1/24/2018	(53,765)
128,287	EUR	151,096	USD	JPMorgan Chase Bank N.A.	1/24/2018	(925)
248,509	EUR	293,899	USD	JPMorgan Chase Bank N.A.	1/24/2018	(2,996)
61,801	EUR	73,052	USD	Societe Generale	1/24/2018	(708)
85,724	EUR	101,774	USD	Societe Generale	1/24/2018	(1,426)
1,181,087	USD	1,010,461	EUR	State Street Bank and Trust Company	1/24/2018	(1,751)
677,763	EUR	803,721	USD	State Street Bank and Trust Company	1/24/2018	(10,337)
988,927	GBP	1,319,130	USD	Citibank, N.A.	1/24/2018	(2,175)
1,691,711	USD	1,270,740	GBP	Goldman Sachs International	1/24/2018	(535)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,866,452	USD	1,401,998	GBP	Goldman Sachs International	1/24/2018	$(590)
265,671	GBP	354,540	USD	Goldman Sachs International	1/24/2018	(745)
161,997	USD	123,352	GBP	Goldman Sachs International	1/24/2018	(2,271)
1,609,745	USD	1,219,140	GBP	Goldman Sachs International	1/24/2018	(13,785)
219,059	USD	165,822	GBP	Royal Bank of Canada	1/24/2018	(1,766)
3,445,985	USD	2,608,520	GBP	Royal Bank of Canada	1/24/2018	(27,783)
53,034	GBP	70,652	USD	Societe Generale	1/24/2018	(27)
60,277	USD	45,299	GBP	Societe Generale	1/24/2018	(48)
27,437	USD	20,757	GBP	Societe Generale	1/24/2018	(205)
129,523	USD	98,021	GBP	State Street Bank and Trust Company	1/24/2018	(1,012)
46,744,889	JPY	420,292	USD	Citibank, N.A.	1/24/2018	(7,408)
4,169,417	JPY	37,486	USD	Goldman Sachs International	1/24/2018	(658)
764,102	USD	86,608,412	JPY	Goldman Sachs International	1/24/2018	(885)
51,897,880	JPY	460,526	USD	Goldman Sachs International	1/24/2018	(2,128)
35,116,274	JPY	315,900	USD	Goldman Sachs International	1/24/2018	(5,728)
228,791,665	JPY	2,056,980	USD	Goldman Sachs International	1/24/2018	(36,129)
110,362,059	JPY	978,608	USD	Royal Bank of Canada	1/24/2018	(3,812)
571,615,000	JPY	5,068,655	USD	Royal Bank of Canada	1/24/2018	(19,746)
76,098,071	JPY	684,074	USD	Societe Generale	1/24/2018	(11,922)
258,108	USD	29,259,108	JPY	State Street Bank and Trust Company	1/24/2018	(329)
599,777	USD	68,166,493	JPY	State Street Bank and Trust Company	1/24/2018	(2,317)
1,433,800	USD	162,796,553	JPY	State Street Bank and Trust Company	1/24/2018	(4,134)
53,557,835	JPY	477,845	USD	State Street Bank and Trust Company	1/24/2018	(4,784)
139,195,935	JPY	1,251,132	USD	State Street Bank and Trust Company	1/24/2018	(21,655)
482,211	USD	544,536,857	KRW	Goldman Sachs International	1/24/2018	(5,032)
2,631,601	USD	2,971,734,992	KRW	Goldman Sachs International	1/24/2018	(27,463)
63,734	USD	72,171,930	KRW	Royal Bank of Canada	1/24/2018	(845)
167,880	USD	190,106,833	KRW	Royal Bank of Canada	1/24/2018	(2,225)
314,306	USD	354,062,201	KRW	State Street Bank and Trust Company	1/24/2018	(2,504)
495,832	USD	559,794,636	KRW	State Street Bank and Trust Company	1/24/2018	(5,063)
14,998,911	MXN	776,261	USD	Goldman Sachs International	1/24/2018	(4,811)
12,960,932	MXN	675,158	USD	Royal Bank of Canada	1/24/2018	(8,529)
17,332,764	MXN	902,894	USD	Royal Bank of Canada	1/24/2018	(11,405)
7,686,764	MXN	397,841	USD	State Street Bank and Trust Company	1/24/2018	(2,482)
1,579,433	NZD	1,088,125	USD	Goldman Sachs International	1/24/2018	(8,841)
1,283,280	NZD	892,257	USD	Goldman Sachs International	1/24/2018	(15,345)
2,477,629	NZD	1,762,657	USD	Goldman Sachs International	1/24/2018	(69,604)
2,429,586	NZD	1,744,346	USD	Goldman Sachs International	1/24/2018	(84,122)
5,802,532	NZD	4,042,044	USD	Royal Bank of Canada	1/24/2018	(76,964)
2,427,553	NZD	1,741,039	USD	Societe Generale	1/24/2018	(82,204)
672,694	NZD	470,206	USD	State Street Bank and Trust Company	1/24/2018	(10,530)
1,906,525	NZD	1,368,446	USD	State Street Bank and Trust Company	1/24/2018	(65,649)
3,041,846	NOK	374,355	USD	Goldman Sachs International	1/24/2018	(1,130)
4,652,864	NOK	585,084	USD	Goldman Sachs International	1/24/2018	(14,192)
1,708,444	NOK	210,727	USD	JPMorgan Chase Bank N.A.	1/24/2018	(1,106)
14,795,932	NOK	1,859,218	USD	Royal Bank of Canada	1/24/2018	(43,803)
27,419,673	NOK	3,480,703	USD	Societe Generale	1/24/2018	(116,395)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,112,603	NOK	140,027	USD	State Street Bank and Trust Company	1/24/2018	$(3,514)
12,514,422	NOK	1,589,193	USD	State Street Bank and Trust Company	1/24/2018	(53,713)
1,912,332	SEK	236,895	USD	Citibank, N.A.	1/24/2018	(7,246)
6,366,919	SEK	765,709	USD	Goldman Sachs International	1/24/2018	(1,118)
1,664,126	SEK	206,344	USD	Goldman Sachs International	1/24/2018	(6,503)
343,270	SEK	42,280	USD	Royal Bank of Canada	1/24/2018	(1,057)
23,322,412	SEK	2,872,590	USD	Royal Bank of Canada	1/24/2018	(71,847)
347,384	SEK	42,976	USD	State Street Bank and Trust Company	1/24/2018	(1,259)
2,737,937	SEK	335,560	USD	State Street Bank and Trust Company	1/24/2018	(6,767)
3,251,465	SEK	400,777	USD	State Street Bank and Trust Company	1/24/2018	(10,315)
10,942,142	SEK	1,337,382	USD	State Street Bank and Trust Company	1/24/2018	(23,362)
554,070	ZAR	41,123	USD	Goldman Sachs International	1/24/2018	(2,480)
15,261,590	ZAR	1,098,241	USD	Royal Bank of Canada	1/24/2018	(33,838)
103,661	ZAR	7,648	USD	State Street Bank and Trust Company	1/24/2018	(419)
						$(1,998,865)
Total						$695,121

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CZK = Czech Koruny

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won(a)

MXN= Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

(a)  Non-deliverable forward contracts.

For the year ended October 31, 2017, the Fund's investments in forward contracts had an average notional value of $253,075,577.

Credit default swap contracts ("credit default swaps")

At October 31, 2017, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Financing Rate Paid by the Fund		Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	iTRAXX Europe Crossover S28	EUR	10,000,000	5.00	%(b)	12/20/2022	$(1,339,085)	$(175,604)	$(68,608)	$(1,583,297)
ICE Clear Credit LLC	CDX Emerging Markets Index, Ser.28 V.1		$17,200,000	1.00	%(b)	12/20/2022	729,070	(131,026)	(11,925)	586,119
	Total						$(610,015)	$(306,630)	$(80,533)	$(997,178)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  Payment frequency-quarterly.

For the year ended October 31, 2017, the average notional value of credit default swaps for the Fund was $14,998,082 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2017, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(a)		Fund Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate		Maturity Date	Unrealized Appreciation/ (Depreciation)	Upfront Payments/ Receipts	Accrued Net Interest Receivable/ (Payable)	Value
LCH.Clearnet Limited	SEK	85,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	(0.17	%)(c)	12/22/2019	$(9,974)	$—	$9,520	$(454)
LCH.Clearnet Limited	SEK	30,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	(0.01	%)(c)	7/18/2020	(8,510)	98	(604)	(9,016)
LCH.Clearnet Limited	SEK	27,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)(b)	(0.01	%)(c)	8/28/2020	(7,699)	92	(2,657)	(10,264)
	Total							$(26,183)	$190	$6,259	$(19,734)

(a)  Notional amount represents the value (including any fees or commissions) of the positions when they were established and is stated in the currency in which the contract is denominated.

SEK = Swedish Krona

(b)  Payment frequency-quarterly.

(c)  Payment frequency-annually.

For the year ended October 31, 2017, the average notional value of interest rate swaps for the Fund was $11,757,275 when the Fund paid the fixed rate.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (cont'd)

At October 31, 2017, the Fund received cash collateral of $915,842 for centrally cleared swaps and $620,000 for OTC swaps, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$20,794	$—	$20,794
Mortgage-Backed Securities(a)	—	6,949	—	6,949
Corporate Bonds(a)	—	39,146	—	39,146
Asset-Backed Securities	—	10,352	—	10,352
Foreign Government Securities	—	16,022	—	16,022
Short-Term Investment	—	3,640	—	3,640
Total Investments	$—	$96,903	$—	$96,903

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,272	$—	$—	$1,272
Liabilities	(547)	—	—	(547)
Forward Contracts(a)
Assets	—	2,694	—	2,694
Liabilities	—	(1,999)	—	(1,999)
Swaps
Assets	—	586	—	586
Liabilities	—	(1,603)	—	(1,603)
Total	$725	$(322)	$—	$403

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$410,229	$11,760	$246,334	$373,974	$3,238,852	$95,132
Affiliated issuers(b)	—	—	—	—	—	—
	410,229	11,760	246,334	373,974	3,238,852	95,132
Cash	—	—	456	1,947	—	1,610
Foreign currency(c)	—	—	363	—	—	—
Cash collateral segregated for futures contracts (Note A)	—	—	438	—	—	—
Cash collateral segregated for swap contracts(d)(e) (Note A)	—	46	—	—	—	—
Cash collateral segregated for forward foreign currency contracts (Note A)	—	—	190	—	—	—
Dividends and interest receivable	1,917	64	3,712	1,083	46,551	1,305
Receivable for securities sold	7,173	191	1,542	4,368	13,190	2,018
Receivable for Fund shares sold	228	—	9	9,218	12,922	250
Receivable from Management—net (Note B)	—	47	—	—	—	—
Receivable for variation margin on futures contracts (Note A)	—	—	89	—	—	—
Receivable for variation margin on centrally cleared swap contracts(d)(e)	—	7	59	—	—	—
OTC swap contracts, at value(f) (Note A)	—	—	713	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	1,433	—	—	—
Prepaid expenses and other assets	54	69	42	28	183	19
Total Assets	419,601	12,184	255,380	390,618	3,311,698	100,334
Liabilities
OTC swap contracts, at value (Note A)	—	—	477	—	—	—
Cash collateral segregated for swaps contracts due to broker(d)(e) (Note A)	—	—	353	—	—	—
Payable to investment manager—net (Notes A & B)	80	2	116	156	1,325	32
Due to custodian	—	1	—	—	1,987	—
Payable for securities purchased	43,950	2,032	3,827	15,723	51,494	2,948
Payable for Fund shares redeemed	529	21	66	473	3,465	196
Payable to administrator—net (Note B)	69	—	25	68	381	1
Payable to trustees	2	2	2	2	2	2
Payable for organization costs	—	27	—	—	—	—
Payable for variation margin on futures contracts (Note A)	18	1	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	1,635	—	—	—
Distributions payable	160	7	39	116	4,415	—
Accrued capital gains taxes	—	—	75	—	—	—
Accrued expenses and other payables	148	110	203	220	666	89
Total Liabilities	44,956	2,203	6,818	16,758	63,735	3,268
Unfunded Loan Commitments (Note A)
Net Assets	$374,645	$9,981	$248,562	$373,860	$3,247,963	$97,066
Net Assets consist of:
Paid-in capital	$378,039	$10,011	$253,083	$390,593	$3,262,818	$98,125
Undistributed net investment income (loss)	—	—	—	—	149	—
Distributions in excess of net investment income	(159)	(4)	(96)	(154)	—	—
Accumulated net realized gains (losses) on investments	(3,398)	(10)	(6,770)	(16,883)	(126,883)	(1,635)
Net unrealized appreciation (depreciation) in value of investments	163	(16)	2,345	304	111,879	576
Net Assets	$374,645	$9,981	$248,562	$373,860	$3,247,963	$97,066
Net Assets
Investor Class	$10,954	$—	$—	$—	$112,680	$—
Trust Class	—	—	—	—	—	—
Institutional Class	337,954	7,575	247,655	335,820	1,519,387	96,083
Class A	22,443	213	369	17,403	76,832	260
Class C	3,294	199	538	20,637	23,612	723
Class R3	—	—	—	—	12,334	—
Class R6	—	1,994	—	—	1,503,118	—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$232,393	$58,895	$106,629	$117,222	$3,263,238
Affiliated issuers(b)	—	—	—	—	101,998
	232,393	58,895	106,629	117,222	3,365,236
Cash	—	56	—	4	390
Foreign currency(c)	—	—	—	—	2
Cash collateral segregated for futures contracts (Note A)	—	—	29	—	—
Cash collateral segregated for swap contracts(d)(e) (Note A)	—	—	—	—	3,564
Cash collateral segregated for forward foreign currency contracts (Note A)	—	—	—	—	—
Dividends and interest receivable	2,373	770	507	1,579	18,779
Receivable for securities sold	5,419	399	—	255	28,046
Receivable for Fund shares sold	48	—	610	63	4,590
Receivable from Management—net (Note B)	—	—	—	—	—
Receivable for variation margin on futures contracts (Note A)	—	—	21	—	15
Receivable for variation margin on centrally cleared swap contracts(d)(e)	—	—	—	—	2,540
OTC swap contracts, at value(f) (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	—
Prepaid expenses and other assets	29	7	38	25	102
Total Assets	240,262	60,127	107,834	119,148	3,423,264
Liabilities
OTC swap contracts, at value (Note A)	—	—	—	—	—
Cash collateral segregated for swaps contracts due to broker(d)(e) (Note A)	—	—	—	—	—
Payable to investment manager—net (Notes A & B)	47	13	22	46	866
Due to custodian	3,415	—	—	—	—
Payable for securities purchased	12,411	399	3,972	532	700,968
Payable for Fund shares redeemed	292	54	531	35	3,523
Payable to administrator—net (Note B)	64	8	6	7	565
Payable to trustees	2	2	2	2	2
Payable for organization costs	—	—	—	—	—
Payable for variation margin on futures contracts (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	—
Distributions payable	61	11	4	—	1,504
Accrued capital gains taxes	—	—	—	—	—
Accrued expenses and other payables	126	95	132	128	482
Total Liabilities	16,418	582	4,669	750	707,910
Unfunded Loan Commitments (Note A)
Net Assets	$223,844	$59,545	$103,165	$118,398	$2,715,354
Net Assets consist of:
Paid-in capital	$219,033	$57,731	$110,209	$131,143	$2,713,775
Undistributed net investment income (loss)	—	12	156	—	—
Distributions in excess of net investment income	—	—	—	(1)	(3,838)
Accumulated net realized gains (losses) on investments	778	98	(6,909)	(14,141)	(37,608)
Net unrealized appreciation (depreciation) in value of investments	4,033	1,704	(291)	1,397	43,025
Net Assets	$223,844	$59,545	$103,165	$118,398	$2,715,354
Net Assets
Investor Class	$13,764	$—	$24,024	$—	$—
Trust Class	—	—	2,287	—	20,041
Institutional Class	200,145	59,545	72,780	114,716	2,041,022
Class A	6,738	—	2,499	2,567	193,058
Class C	3,197	—	1,575	1,115	150,225
Class R3	—	—	—	—	—
Class R6	—	—	—	—	311,008

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,062	—	—	—	12,819	—
Trust Class	—	—	—	—	—	—
Institutional Class	32,699	760	27,468	33,781	172,585	9,417
Class A	2,179	21	41	1,751	8,744	26
Class C	319	20	60	2,076	2,682	71
Class R3	—	—	—	—	1,402	—
Class R6	—	200	—	—	170,693	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.31	$—	$—	$—	$8.79	$—
Trust Class	—	—	—	—	—	—
Institutional Class	10.34	9.97	9.02	9.94	8.80	10.20
Class R3	—	—	—	—	8.80	—
Class R6	—	9.97	—	—	8.81	—
Net Asset Value and redemption price per share
Class A	$10.30	$9.97	$9.01	$9.94	$8.79	$10.20
Offering Price per share
Class A‡	$10.76	$10.41	$9.41	$10.38	$9.18	$10.65
Net Asset Value and offering price per share
Class C^	$10.31	$9.97	$9.01	$9.94	$8.81	$10.21
*Cost of Investments:
(a) Unaffiliated issuers	$409,539	$11,768	$243,914	$373,671	$3,126,973	$94,556
(b) Affiliated issuers	—	—	—	—	—	—
Total cost of investments	$409,539	$11,768	$243,914	$373,671	$3,126,973	$94,556
(c) Total cost of foreign currency	$—	$—	$365	$—	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$9	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$35	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,166	—	3,083	—	—
Trust Class	—	—	308	—	1,797
Institutional Class	16,963	3,438	9,347	11,760	182,950
Class A	571	—	337	263	17,291
Class C	271	—	212	114	13,467
Class R3	—	—	—	—	—
Class R6	—	—	—	—	27,899
Net Asset Value, offering and redemption price per share
Investor Class	$11.81	$—	$7.79	$—	$—
Trust Class	—	—	7.43	—	11.15
Institutional Class	11.80	17.32	7.79	9.75	11.16
Class R3	—	—	—	—	—
Class R6	—	—	—	—	11.15
Net Asset Value and redemption price per share
Class A	$11.79	$—	$7.42	$9.76	$11.17
Offering Price per share
Class A‡	$12.31	$—	$7.61	$10.19	$11.67
Net Asset Value and offering price per share
Class C^	$11.80	$—	$7.42	$9.75	$11.15
*Cost of Investments:
(a) Unaffiliated issuers	$228,360	$57,191	$106,852	$115,825	$3,219,274
(b) Affiliated issuers	—	—	—	—	100,591
Total cost of investments	$228,360	$57,191	$106,852	$115,825	$3,319,865
(c) Total cost of foreign currency	$—	$—	$—	$—	$2
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$5,571

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
October 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$96,903
Affiliated issuers(b)	—
96,903
Cash	616
Foreign currency(c)	1,257
Cash collateral segregated for futures contracts (Note A)	—
Cash collateral segregated for swap contracts (Note A)(d)(e)	—
Cash collateral segregated for forward foreign currency contracts (Note A)	—
Dividends and interest receivable	862
Receivable for securities sold	172
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	—
Receivable for variation margin on futures contracts (Note A)	—
Receivable for variation margin on centrally cleared swap contracts(d)(e)	2,032
OTC swap contracts, at value (Note A)	—
Receivable for forward foreign currency contracts (Note A)	2,694
Prepaid expenses and other assets	14
Total Assets	104,550
Liabilities
Cash collateral segregated for swap contracts due to broker(d)(e) (Note A)	1,536
Payable to investment manager—net (Notes A & B)	38
Due to custodian	—
Payable for securities purchased	1,730
Payable for Fund shares redeemed	2
Payable to administrator—net (Note B)	—
Payable to trustees	2
Payable for organization costs	—
Payable for variation margin on futures contracts (Note A)	2
Payable for forward foreign currency contracts (Note A)	1,999
Distributions payable	1
Accrued capital gains taxes	—
Accrued expenses and other payables	159
Total Liabilities	5,469
Unfunded Loan Commitments (Note A)
Net Assets	$99,081
Net Assets consist of:
Paid-in capital	$107,697
Undistributed net investment income (loss)	358
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(12,536)
Net unrealized appreciation (depreciation) in value of investments	3,562
Net Assets	$99,081

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

UNCONSTRAINED BOND FUND
October 31, 2017
Net Assets
Investor Class	$—
Trust Class	—
Institutional Class	45,808
Class A	453
Class C	36
Class R3	—
Class R6	52,784
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Institutional Class	4,867
Class A	48
Class C	4
Class R3	—
Class R6	5,603
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Institutional Class	9.41
Class R3	—
Class R6	9.42
Net Asset Value and redemption price per share
Class A	$9.41
Offering Price per share
Class A‡	$9.83
Net Asset Value and offering price per share
Class C^	$9.42
*Cost of Investments:
(a) Unaffiliated issuers	$94,371
(b) Affiliated issuers	—
Total cost of investments	$94,371
(c) Total cost of foreign currency	$1,245
(d) Unamortized upfront receipts on centrally cleared swap contracts	$1,339
(e) Unamortized upfront payments on centrally cleared swap contracts	$729

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Year Ended October 31, 2017	Period from July 18, 2017 (Commencement of Operations) to October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$10,136	$86	$10,554	$16,497	$222,876	$3,893
Dividend income—unaffiliated issuers	—	—	—	—	539	—
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Foreign taxes withheld (Note A)	—	—	(129)	—	—	—
Total income	$10,136	$86	$10,425	$16,497	$223,415	$3,893
Expenses:
Investment management fees (Note B)	896	7	921	1,887	17,337	386
Administration fees (Note B)	140	—	55	149	1,516	39
Administration fees (Note B):
Investor Class	25	—	—	—	278	—
Trust Class	—	—	—	—	—	—
Institutional Class	355	3	195	371	2,712	105
Class A	55	—	1	47	182	1
Class C	9	—	1	52	62	1
Class R3	—	—	—	—	26	—
Class R6	—	—	—	—	351	—
Distribution fees (Note B):
Investor Class	28	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	59	—	1	52	198	1
Class C	38	1	2	227	274	3
Class R3	—	—	—	—	56	—
Shareholder servicing agent fees:
Investor Class	23	—	—	—	50	—
Trust Class	—	—	—	—	—	—
Institutional Class	5	—	1	3	500	—
Class A	2	—	—	3	67	1
Class C	—	—	—	1	3	—
Class R3	—	—	—	—	5	—
Class R6	—	—	—	—	2	—
Organization expense (Note A)	—	89	—	—	—	—
Audit fees	33	25	62	37	66	32
Custodian and accounting fees	192	38	291	389	621	79
Insurance expense	12	—	5	11	132	3
Legal fees	80	40	74	74	91	74
Registration and filing fees	105	3	54	54	316	58
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	2	—
Shareholder reports	41	3	—	20	316	4
Trustees' fees and expenses	45	13	45	45	59	44
Interest expense	13	—	—	—	—	1
Miscellaneous	20	3	6	25	236	7
Total expenses	2,176	225	1,714	3,447	25,458	839

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$5,503	$1,899	$1,496	$5,670	$85,877
Dividend income—unaffiliated issuers	—	—	—	—	2,455
Dividend income—affiliated issuers (Note F)	—	—	—	—	3,858
Foreign taxes withheld (Note A)	—	—	—	(2)	—
Total income	$5,503	$1,899	$1,496	$5,668	$92,190
Expenses:
Investment management fees (Note B)	529	150	235	514	9,570
Administration fees (Note B)	82	90	35	44	879
Administration fees (Note B):
Investor Class	33	—	58	—	—
Trust Class	—	—	11	—	90
Institutional Class	210	—	70	123	1,911
Class A	12	—	8	7	505
Class C	8	—	4	2	373
Class R3	—	—	—	—	—
Class R6	—	—	—	—	98
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	25
Class A	13	—	9	7	554
Class C	35	—	19	12	1,627
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	11	—	32	—	—
Trust Class	—	—	1	—	5
Institutional Class	1	56	—	1	17
Class A	—	—	1	1	47
Class C	—	—	—	—	6
Class R3	—	—	—	—	—
Class R6	—	—	—	—	3
Organization expense (Note A)	—	—	—	—	—
Audit fees	60	33	62	38	71
Custodian and accounting fees	108	61	95	159	680
Insurance expense	7	2	3	5	75
Legal fees	74	83	96	74	84
Registration and filing fees	68	24	97	58	144
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	12	8	12	6	184
Trustees' fees and expenses	45	44	44	44	53
Interest expense	—	—	—	—	5
Miscellaneous	14	5	8	9	235
Total expenses	1,322	556	900	1,104	17,241

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	CORE PLUS FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Year Ended October 31, 2017	Period from July 18, 2017 (Commencement of Operations) to October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Expenses reimbursed by Management (Note B)	(352)	(212)	(349)	(457)	(9)	(347)
Investment management fees waived (Note A)	—	—	—	—	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	—	—	(64)	—
Total net expenses	1,824	13	1,365	2,990	25,385	492
Net investment income (loss)	$8,312	$73	$9,060	$13,507	$198,030	$3,401
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	(3,074)	9	(149)*	153	74,618	(1,617)
Redemption in-kind (Note A)	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	—	475	—	—	—
Settlement of foreign currency transactions	17	—	(237)	—	—	—
Expiration or closing of futures contracts	418	(3)	(134)	—	—	—
Expiration or closing of swap contracts	—	(3)	(27)	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Investment securities of unaffiliated issuers	(1,660)	(8)	1,161 **	1,220	(31,605)	(1,271)
Investment securities of affiliated issuers	—	—	—	—	—	—
Unfunded loan commitments	—	—	—	1	—	—
Forward foreign currency contracts	—	—	64	—	—	—
Foreign currency transactions	(6)	—	(105)	—	—	—
Futures contracts	(878)	(24)	(97)	—	—	—
Swap contracts	—	16	763	—	—	—
Net gain (loss) on investments	(5,183)	(13)	1,714	1,374	43,013	(2,888)
Net increase (decrease) in net assets resulting from operations	$3,129	$60	$10,774	$14,881	$241,043	$513

*  Net of foreign capital gains tax $38,228.

**  Change in accrued foreign capital gains tax amounted to $15,475.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2017
Expenses reimbursed by Management (Note B)	(176)	—	(334)	(218)	(441)
Investment management fees waived (Note A)	—	—	—	—	(449)
Custodian out-of-pocket expenses refunded (Note G)	—	(1)	—	—	—
Total net expenses	1,146	555	566	886	16,351
Net investment income (loss)	$4,357	$1,344	$930	$4,782	$75,839
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	910	104	(78)	1,132	16,776
Redemption in-kind (Note A)	—	—	—	—	(311)
Settlement of forward foreign currency contracts	—	—	—	—	—
Settlement of foreign currency transactions	—	—	—	—	105
Expiration or closing of futures contracts	—	—	—	—	6,340
Expiration or closing of swap contracts	—	—	—	—	(3,998)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities of unaffiliated issuers	(1,977)	(986)	(265)	(184)	9,626
Investment securities of affiliated issuers	—	—	—	—	1,430
Unfunded loan commitments	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	—	—	—	—	58
Futures contracts	—	—	(70)	—	(7,795)
Swap contracts	—	—	—	—	2,879
Net gain (loss) on investments	(1,067)	(882)	(413)	948	25,110
Net increase (decrease) in net assets resulting from operations	$3,290	$462	$517	$5,730	$100,949

Statements of Operations (cont'd)

Neuberger Berman Income Funds
(000's omitted)

UNCONSTRAINED BOND FUND
For the Year Ended October 31, 2017
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,181
Dividend income—unaffiliated issuers	59
Dividend income—affiliated issuers (Note F)	—
Foreign taxes withheld (Note A)	—
Total income	$2,240
Expenses:
Investment management fees (Note B)	317
Administration fees (Note B)	24
Administration fees (Note B):
Investor Class	—
Trust Class	—
Institutional Class	24
Class A	1
Class C	—
Class R3	—
Class R6	21
Distribution fees (Note B):
Investor Class	—
Trust Class	—
Class A	1
Class C	—
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Institutional Class	6
Class A	—
Class C	—
Class R3	—
Class R6	—
Organization expense (Note A)	—
Audit fees	65
Custodian and accounting fees	179
Insurance expense	2
Legal fees	81
Registration and filing fees	105
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	3
Trustees' fees and expenses	44
Interest expense	—
Miscellaneous	25
Total expenses	898

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

UNCONSTRAINED BOND FUND
For the Year Ended October 31, 2017
Expenses reimbursed by Management (Note B)	(448)
Investment management fees waived (Note A)	—
Custodian out-of-pocket expenses refunded (Note G)	—
Total net expenses	450
Net investment income (loss)	$1,790
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	1,000
Redemption in-kind (Note A)	—
Settlement of Forward foreign currency contracts	(1,748)
Settlement of foreign currency transactions	399
Expiration or closing of futures contracts	144
Expiration or closing of swap contracts	(1,673)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities of unaffiliated issuers	2,667
Investment securities of affiliated issuers	—
Unfunded loan commitments	—
Forward foreign currency contracts	127
Foreign currency translations	69
Futures contracts	223
Swap contracts	(270)
Net gain (loss) on investments	938
Net increase (decrease) in net assets resulting from operations	$2,728

*  Net of foreign capital gains tax $38,228.

**  Change in accrued foreign capital gains tax amounted to $15,475.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		CORE PLUS FUND	EMERGING MARKETS DEBT FUND
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period from July 18, 2017 (Commencement of Operations) to October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$8,312	$7,645	$73	$9,060	$7,307
Net realized gain (loss) on investments (Note A)	(2,639)	3,040	3	(72)	(11,593)
Change in net unrealized appreciation (depreciation) of investments (Note A)	(2,544)	4,152	(16)	1,786	15,463
Net increase (decrease) in net assets resulting from operations	3,129	14,837	60	10,774	11,177
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(204)	(246)	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(7,180)	(6,803)	(71)	(8,066)	—
Class A	(434)	(611)	(2)	(27)	—
Class C	(41)	(62)	(1)	(8)	—
Class R3	—	—	—	—	—
Class R6	—	—	(19)	—	—
Net realized gain on investments:
Investor Class	(66)	(53)	—	—	—
Institutional Class	(1,756)	(1,167)	—	—	—
Class A	(143)	(130)	—	—	—
Class C	(25)	(20)	—	—	—
Tax return of capital:
Investor Class	(37)	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(1,055)	—	—	(821)	(7,218)
Class A	(78)	—	—	(3)	(10)
Class C	(13)	—	—	(1)	(12)
Class R6	—	—	—	—	—
Total distributions to shareholders	(11,032)	(9,092)	(93)	(8,926)	(7,240)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,693	1,859	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	114,170	141,846	7,600	126,153	5,774
Class A	6,052	6,969	214	2,781	60
Class C	495	3,421	200	411	25
Class R3	—	—	—	—	—
Class R6	—	—	2,000	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	283	271	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	7,934	6,166	71	8,848	7,206
Class A	609	661	—	21	4
Class C	56	47	—	4	2
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,884)	(2,690)	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	(97,793)	(72,550)	(71)	(9,410)	(65,376)
Class A	(9,559)	(12,768)	—	(2,529)	(187)
Class C	(2,054)	(2,027)	—	(136)	(50)
Class R3	—	—	—	—	—
Class R6	—	—	—	—	—
Net increase (decrease) from Fund share transactions	19,002	71,205	10,014	126,143	(52,542)
Net Increase (Decrease) in Net Assets	11,099	76,950	9,981	127,991	(48,605)
Net Assets:
Beginning of year	363,546	286,596	—	120,571	169,176
End of year	$374,645	$363,546	$9,981	$248,562	$120,571
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$112
Distributions in excess of net investment income at end of year	$(159)	$(121)	$(4)	$(104)	$—

See Notes to Financial Statements

	FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$13,507	$10,077	$198,030	$213,515	$3,401	$3,281
Net realized gain (loss) on investments (Note A)	153	(11,623)	74,618	(102,952)	(1,617)	765
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,221	9,647	(31,605)	259,869	(1,271)	1,572
Net increase (decrease) in net assets resulting from operations	14,881	8,101	241,043	370,432	513	5,618
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(6,532)	(8,460)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(12,243)	(8,545)	(139,862)	(154,104)	(3,382)	(3,212)
Class A	(674)	(730)	(4,009)	(5,109)	(13)	(63)
Class C	(574)	(724)	(1,199)	(1,536)	(8)	(6)
Class R3	—	—	(532)	(336)	—	—
Class R6	—	—	(45,894)	(43,972)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	(728)	(15)
Class A	—	—	—	—	(6)	(2)
Class C	—	—	—	—	(2)	(0)
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(15)	(63)	—	—	—	—
Class A	(1)	(6)	—	—	—	—
Class C	(1)	(8)	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(13,508)	(10,076)	(198,028)	(213,517)	(4,139)	(3,298)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	9,915	14,354	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	254,672	145,234	559,461	1,754,843	26,407	110,537
Class A	15,546	11,589	64,916	74,260	192	12,051
Class C	2,623	3,859	909	2,277	558	298
Class R3	—	—	9,833	14,022	—	—
Class R6	—	—	986,552	291,720	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	5,951	7,856	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	11,161	7,502	80,425	94,743	4,109	3,219
Class A	549	583	3,573	4,184	17	58
Class C	363	389	690	853	10	2
Class R3	—	—	501	282	—	—
Class R6	—	—	41,697	43,857	—	—
Payments for shares redeemed:
Investor Class	—	—	(39,466)	(71,234)	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(185,522)	(190,299)	(2,218,315)	(974,887)	(53,223)	(16,475)
Class A	(22,065)	(10,033)	(85,588)	(89,265)	(713)	(16,404)
Class C	(7,096)	(6,888)	(9,558)	(13,017)	(155)	(495)
Class R3	—	—	(4,706)	(15,440)	—	—
Class R6	—	—	(443,904)	(248,976)	—	—
Net increase (decrease) from Fund share transactions	70,231	(38,064)	(1,037,114)	890,432	(22,798)	92,791
Net Increase (Decrease) in Net Assets	71,604	(40,039)	(994,099)	1,047,347	(26,424)	95,111
Net Assets:
Beginning of year	302,256	342,295	4,242,062	3,194,715	123,490	28,379
End of year	$373,860	$302,256	$3,247,963	$4,242,062	$97,066	$123,490
Undistributed net investment income (loss) at end of year	$—	$—	$149	$147	$—	$2
Distributions in excess of net investment income at end of year	$(154)	$(170)	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$4,357	$3,648	$1,344	$1,388	$930	$563
Net realized gain (loss) on investments (Note A)	910	1,290	104	670	(78)	97
Change in net unrealized appreciation (depreciation) of investments (Note A)	(1,977)	250	(986)	69	(335)	46
Net increase (decrease) in net assets resulting from operations	3,290	5,188	462	2,127	517	706
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(274)	(312)	—	—	(329)	(322)
Trust Class	—	—	—	—	(29)	(27)
Institutional Class	(3,959)	(3,180)	(1,344)	(1,388)	(926)	(463)
Class A	(89)	(126)	—	—	(39)	(49)
Class C	(35)	(30)	—	—	(7)	(6)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(94)	(26)	—	—	—	—
Institutional Class	(1,131)	(229)	(658)	(148)	—	—
Class A	(41)	(8)	—	—	—	—
Class C	(23)	(4)	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(5,646)	(3,915)	(2,002)	(1,536)	(1,330)	(867)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	487	959	—	—	1,758	3,720
Trust Class	—	—	—	—	383	735
Institutional Class	62,797	44,300	395	364	58,980	43,184
Class A	4,444	9,345	—	—	1,353	4,964
Class C	527	2,434	—	—	348	3,443
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	312	283	—	—	304	298
Trust Class	—	—	—	—	29	27
Institutional Class	4,410	3,031	1,816	1,377	907	432
Class A	91	73	—	—	25	33
Class C	38	14	—	—	5	3
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,604)	(1,821)	—	—	(6,668)	(5,030)
Trust Class	—	—	—	—	(711)	(1,105)
Institutional Class	(35,356)	(15,306)	(3,395)	(3,695)	(34,919)	(25,462)
Class A	(7,621)	(3,090)	—	—	(3,716)	(4,265)
Class C	(1,450)	(531)	—	—	(1,727)	(2,436)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	26,075	39,691	(1,184)	(1,954)	16,351	18,541
Net Increase (Decrease) in Net Assets	23,719	40,964	(2,724)	(1,363)	15,538	18,380
Net Assets:
Beginning of year	200,125	159,161	62,269	63,632	87,627	69,247
End of year	$223,844	$200,125	$59,545	$62,269	$103,165	$87,627
Undistributed net investment income (loss) at end of year	$—	$—	$12	$12	$156	$151
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

	SHORT DURATION HIGH INCOME FUND		STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$4,782	$7,224	$75,839	$65,809	$1,790	$2,772
Net realized gain (loss) on investments (Note A)	1,132	(11,823)	18,912	(52,459)	(1,878)	(16,177)
Change in net unrealized appreciation (depreciation) of investments (Note A)	(184)	10,060	6,198	104,107	2,816	6,595
Net increase (decrease) in net assets resulting from operations	5,730	5,461	100,949	117,457	2,728	(6,810)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(778)	(908)	—	—
Institutional Class	(4,632)	(7,086)	(58,742)	(46,068)	(216)	—
Class A	(114)	(108)	(6,793)	(10,103)	(4)	—
Class C	(36)	(30)	(3,865)	(4,632)	(0)	—
Class R3	—	—	—	—	—	—
Class R6	—	—	(7,995)	(8,260)	(635)	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax return of capital:
Trust Class	—	—	(20)	(25)	—	—
Institutional Class	—	—	(1,363)	(1,153)	(60)	(2,642)
Class A	—	—	(179)	(283)	(2)	(15)
Class C	—	—	(131)	(167)	(0)	(1)
Class R6	—	—	(183)	(201)	(167)	(228)
Total distributions to shareholders	(4,782)	(7,224)	(80,049)	(71,800)	(1,084)	(2,886)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	3,910	4,542	—	—
Institutional Class	40,202	36,746	965,626	633,736	42,602	5,937
Class A	952	10,857	88,398	127,239	16	513
Class C	253	1,032	19,279	29,985	—	11
Class R3	—	—	—	—	—	—
Class R6	—	—	131,568	36,828	1,275	48,965
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	784	919	—	—
Institutional Class	4,628	6,945	45,802	35,079	273	1,461
Class A	113	92	6,334	8,280	5	14
Class C	35	30	3,011	3,321	—	1
Class R3	—	—	—	—	—	—
Class R6	—	—	8,175	8,425	802	227
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(12,527)	(31,045)	—	—
Institutional Class	(38,078)	(169,792)	(425,601)	(616,878)	(2,089)	(181,754)
Class A	(1,931)	(10,387)	(191,794)	(212,185)	(191)	(51)
Class C	(378)	(186)	(56,916)	(56,525)	—	(156)
Class R3	—	—	—	—	—	—
Class R6	—	—	(37,029)	(74,919)	(242)	(75)
Net increase (decrease) from Fund share transactions	5,796	(124,663)	549,020	(103,198)	42,451	(124,907)
Net Increase (Decrease) in Net Assets	6,744	(126,426)	569,920	(57,541)	44,095	(134,603)
Net Assets:
Beginning of year	111,654	238,080	2,145,434	2,202,975	54,986	189,589
End of year	$118,398	$111,654	$2,715,354	$2,145,434	$99,081	$54,986
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$358	$113
Distributions in excess of net investment income at end of year	$(1)	$(1)	$(3,838)	$(414)	$—	$—

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Core Plus Fund ("Core Plus"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt, New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, twelve offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. Core Plus had no operations until July 18, 2017, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities for long positions is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Commercial papers are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income, Short Duration, Strategic Income and Unconstrained Bond participated as a class member. The amounts of such proceeds for the year ended October 31, 2017 were $4,681, $62,515, $3,925, $985 and $956 for Core Bond, High Income, Short Duration, Strategic Income and Unconstrained Bond, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Core Plus, to continue to, and the intention of Core Plus to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2017, the Funds did not have any unrecognized tax positions.

At October 31, 2017, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$410,409	$3,428	$3,608	$(180)
Core Plus	11,775	60	75	(15)
Emerging Markets Debt	244,547	8,852	6,878	1,974
Floating Rate Income	373,775	3,394	3,138	256
High Income	3,132,041	139,885	33,074	106,811
Municipal High Income	94,604	1,552	1,024	528
Municipal Intermediate Bond	228,360	4,840	807	4,033
New York Municipal Income	57,191	1,838	134	1,704
Short Duration Bond	106,957	50	378	(328)
Short Duration High Income Bond	115,883	1,983	644	1,339
Strategic Income	3,328,707	84,429	47,899	36,530
Unconstrained Bond	94,384	6,076	3,584	2,492

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; foreign currency gains and losses; amortization of bond premium; gains and losses from swaps; rollforward of swap true-up from prior years; foreign currencies and forwards; non-affiliated and affiliated capital gain reclass; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses on mortgage-backed and asset-backed securities; defaulted bond income adjustments; capital gains tax and deemed distributions on shareholder redemptions; tax adjustments related to swap contracts. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses) on Investments
Core Bond	$—	$(490,479)	$490,479
Core Plus	(3,141)	15,834	(12,693)
Emerging Markets Debt	—	(1,166,387)	1,166,387
Floating Rate Income	—	—	—
High Income	—	—	—
Municipal High Income	—	—	—
Municipal Intermediate Bond	130,909	—	(130,909)
New York Municipal Income	6,136	—	(6,136)
Short Duration Bond	(8,069,282)	405,049	7,664,233
Short Duration High Income Bond	—	—	—
Strategic Income	(325,954)	(1,089,692)	1,415,646
Unconstrained Bond	—	(689,829)	689,829

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2017		2016	2017		2016	2017		2016	2017		2016	2017		2016
Core Bond	$9,849,506		$9,092,477	$—		$—	$—		$—	$1,182,601		$—	$11,032,107		$9,092,477
Core Plus	92,596	(a)	—	—	(a)	—	—	(a)	—	—	(a)	—	92,596	(a)	—
Emerging Markets Debt	8,101,457		—	—		—	—		—	824,582		7,239,937	8,926,039		7,239,937
Floating Rate Income	13,491,579		9,998,301	—		—	—		—	17,066		77,491	13,508,645		10,075,792
High Income	198,028,367		213,516,639	—		—	—		—	—		—	198,028,367		213,516,639
Municipal High Income	691,647		25,212	3,398,162		3,272,590	49,229		—	—		—	4,139,038		3,297,802
Municipal Intermediate Bond	39,810		16,267	4,356,974		3,648,257	1,249,435		250,786	—		—	5,646,219		3,915,310
New York Municipal Income	168,144		4,808	1,343,980		1,387,301	491,145		143,937	—		—	2,003,269		1,536,046
Short Duration Bond	1,330,263		866,457	—		—	—		—	—		—	1,330,263		866,457
Short Duration High Income Bond	4,781,943		7,224,475	—		—	—		—	—		—	4,781,943		7,224,475
Strategic Income	78,173,393		69,971,155	—		—	—		—	1,875,707		1,829,367	80,049,100		71,800,522
Unconstrained Bond	855,373		—	—		—	—		—	228,899		2,885,754	1,084,272		2,885,754

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$(188,523)	$(2,898,080)	$(308,396)	$(3,394,999)
Core Plus	18,218	—	—	(14,938)	(26,250)	(6,836)	(29,806)
Emerging Markets Debt	—	—	—	1,839,095	(6,282,486)	(77,364)	(4,520,755)
Floating Rate Income	—	—	—	256,004	(16,827,429)	(161,469)	(16,732,894)
High Income	4,560,986	—	—	106,811,156	(121,812,156)	(4,415,276)	(14,855,290)
Municipal High Income	—	17,892	—	528,035	(1,587,046)	(17,755)	(1,058,874)
Municipal Intermediate Bond	—	60,378	777,826	4,033,602	—	(60,501)	4,811,305
New York Municipal Income	—	23,248	98,554	1,703,637	—	(11,340)	1,814,099
Short Duration Bond	161,069	—	—	(328,472)	(6,871,940)	(4,424)	(7,043,767)
Short Duration High Income Bond	1,029	—	—	1,338,076	(14,081,095)	(2,843)	(12,744,833)
Strategic Income	—	—	—	36,436,534	(33,213,406)	(1,644,309)	1,578,819
Unconstrained Bond	—	—	—	2,509,016	(11,102,214)	(23,146)	(8,616,344)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; timing differences of distribution payments; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium; tax adjustments related to swap contracts; and unamortized organization expenses.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2018	2019
Floating Rate Income	$—	$835,287
Short Duration	850,271	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Core Bond	$865,786	$2,032,294
Core Plus	16,642	9,608
Emerging Markets Debt	4,172,777	2,109,709
Floating Rate Income	10,972,231	5,019,911
High Income	120,435,256	1,376,900
Municipal High Income	193,324	1,393,722
Short Duration	4,116,664	628,073
Short Duration High Income	11,234,553	2,846,542
Strategic Income	30,632,469	2,580,937
Unconstrained Bond	2,596,442	8,505,772

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2017, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration High Income and Strategic Income utilized capital loss carryforwards of $809,289, $197,288, $75,608,422, $1,104,553 and $10,939,748, respectively.

During the year ended October 31, 2017, Short Duration had capital loss carryforwards expire of $8,069,282.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Core Plus, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2017, Emerging Markets Debt had accrued capital gains taxes of $75,301, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Certain of the Funds' use of derivatives during the year ended October 31, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2017, Core Bond and Emerging Markets Debt used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2017, Core Plus used futures as a means of hedging risk and/or for investment purposes, including altering the Fund's exposure to interest rates and currencies. During the year ended October 31, 2017, Short Duration used U.S. Treasury futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2017, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the year ended October 31, 2017, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2017, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2017, Unconstrained Bond used forward contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the period ended October 31, 2017, Core Plus used credit default swaps for investment purposes, including altering the Fund's exposure to sectors. During the year ended October 31, 2017, Emerging Markets Debt used credit default swaps as a relative value trade, such as having a long position in Brazilian sovereign debt while funding it with a short position in Mexican credit default swaps, to take advantage of the portfolio managers' views on sovereign credit spreads and spreads in emerging market corporates, or on the portfolio spread duration (with emerging market credit default swaps) without using cash. During the year ended October 31, 2017, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the year ended October 31, 2017, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the year ended October 31, 2017, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. During the year ended October 31, 2017, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the year ended October 31, 2017, Emerging Markets Debt used cross currency swap transactions to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

At October 31, 2017, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk		Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$32		$—	$123	$155
Total Value—Assets		$32		$—	$123	$155
Core Plus
Futures	Receivable/Payable for	$0	(d)	$—	$4	$4
	variation margin on futures contracts(a)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	45		—	—	45
Total Value—Assets		$45		$—	$4	$49
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$123		$—	$—	$123
Forward contracts	Receivable for forward foreign currency contracts	—		—	1,433	1,433
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	93		—	—	93
OTC swaps	OTC Swap contracts, at value(c)	708		—	5	713
Total Value—Assets		$924		$—	$1,438	$2,362

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$127	$—	$1,341	$1,468
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	7,906	—	7,906
Total Value—Assets		$127	$7,906	$1,341	$9,374
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$1,272	$—	$—	$1,272
Forward contracts	Receivable for forward foreign currency contracts	—	—	2,694	2,694
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	586	—	586
Total Value—Assets		$1,272	$586	$2,694	$4,552

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(481)	$—	$(193)	$(674)
Total Value—Liabilities		$(481)	$—	$(193)	$(674)
Core Plus
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(21)	$—	$(7)	$(28)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	(4)	—	—	(4)
Total Value—Liabilities		$(25)	$—	$(7)	$(32)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(140)	$—	$—	$(140)
Forward contracts	Payable for forward foreign currency contracts	—	—	(1,635)	(1,635)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	(50)	—	—	(50)
OTC swaps	OTC Swap contracts, at value(c)	(443)	—	(34)	(477)
Total Value—Liabilities		$(633)	$—	$(1,669)	$(2,302)
Short Duration
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(69)	$—	$—	$(69)
Total Value—Liabilities		$(69)	$—	$—	$(69)
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(3,406)	$—	$(2,650)	$(6,056)
Total Value—Liabilities		$(3,406)	$—	$(2,650)	$(6,056)
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(547)	$—	$—	$(547)
Forward contracts	Payable for forward foreign currency contracts	—	—	(1,999)	(1,999)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	(20)	(1,583)	—	(1,603)
Total Value—Liabilities		$(567)	$(1,583)	$(1,999)	$(4,149)

(a)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The outstanding variation margin as of October 31, 2017, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "Centrally cleared swaps" reflects cumulative unrealized appreciation/(depreciation) of centrally cleared credit default swaps as of October 31, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." Variation margin on centrally cleared credit default swaps is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(c)  "OTC swaps" reflects the cumulative unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(d)  Amount less than one thousand.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2017, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$666	$—	$(248)	$418
Total Realized Gain/(Loss)		$666	$—	$(248)	$418
Core Plus
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(6)	$3	$—	$(3)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	(3)	—	(3)
Total Realized Gain/(Loss)		$(6)	$—	$—	$(6)
Emerging Markets Debt
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(134)	$—	$—	$(134)
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	475	475
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	(80)	(3)	56	(27)
Total Realized Gain/(Loss)		$(214)	$(3)	$531	$314
Short Duration
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$0 (a)	$—	$—	$0 (a)
Total Realized Gain/(Loss)		$0 (a)	$—	$—	$0 (a)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Futures	Net realized gain (loss) on: expiration or closing of futures contracts	$4,548	$—	$1,792	$6,340
Swaps	Net realized gain (loss) on: expiration or closing of swap contracts	—	(3,998)	—	(3,998)
Total Realized Gain/(Loss)		$4,548	$(3,998)	$1,792	$2,342
Unconstrained Bond
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$144	$—	$—	$144
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	—	(1,748)	(1,748)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	2,314	(3,987)	—	(1,673)
Total Realized Gain/(Loss)		$2,458	$(3,987)	$(1,748)	$(3,277)

(a)  Amount less than one thousand.

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(983)	$—	$105	$(878)
Total Change in Appreciation/(Depreciation)		$(983)	$—	$105	$(878)
Core Plus
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(21)	$—	$(3)	$(24)
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: swap contracts	—	16	—	16
Total Change in Appreciation/(Depreciation)		$(21)	$16	$(3)	$(8)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Emerging Markets Debt
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(97)	$—	$—	$(97)
Forward contracts	Change in net unrealized appreciation/ (depreciation) in value of: forward foreign currency contracts	—	—	64	64
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: swap contracts	750	—	13	763
Total Change in Appreciation/(Depreciation)		$653	$—	$77	$730
Short Duration
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(70)	$—	$—	$(70)
Total change in Appreciation/(Depreciation)		$(70)	$—	$—	$(70)
Strategic Income
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$(7,179)	$—	$(616)	$(7,795)
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: swap contracts	—	2,879	—	2,879
Total Change in Appreciation/(Depreciation)		$(7,179)	$2,879	$(616)	$(4,916)
Unconstrained Bond
Futures	Change in net unrealized appreciation/ (depreciation) in value of: futures contracts	$223	$—	$—	$223
Forward contracts	Change in net unrealized appreciation/ (depreciation) in value of: forward foreign currency contracts	—	—	127	127
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: swap contracts	(31)	(239)	—	(270)
Total Change in Appreciation/(Depreciation)		$192	$(239)	$127	$80

Management has concluded that the Funds, except Core Bond, Core Plus, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the year ended October 31, 2017, that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Emerging Markets Debt and Unconstrained Bond at October 31, 2017. Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Emerging Markets Debt and Unconstrained Bond for assets and pledged by Emerging Markets Debt and Unconstrained Bond for liabilities as of October 31, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$713	$—	$713
Forward contracts	1,433	—	1,433
Total	$2,146	$—	$2,146
Unconstrained Bond
Forward contracts	$2,694	$—	$2,694
Total	$2,694	$—	$2,694

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$252	$(252)	$—	$—
Goldman Sachs International	1,078	(939)	—	139
JPMorgan Chase Bank, N.A.	597	(597)	—	—
Standard Chartered Bank	219	(171)	—	48
Total	$2,146	$(1,959)	$—	$187
Unconstrained Bond
Citibank, N.A.	$106	$(41)	$—	$65
Goldman Sachs International	403	(403)	—	—
JPMorgan Chase Bank, N.A.	17	(5)	—	12
Royal Bank of Canada	632	(331)	—	301
Societe Generale	659	(613)	—	46
State Street Bank and Trust Company	877	(588)	—	289
Total	$2,694	$(1,981)	$—	$713

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$(477)	$—	$(477)
Forward contracts	(1,635)	—	(1,635)
Total	$(2,112)	$—	$(2,112)
Unconstrained Bond
Forward contracts	(1,999)	—	(1,999)
Total	$(1,999)		$(1,999)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(372)	$252	$120	$—
Goldman Sachs International	(939)	939	—	—
JPMorgan Chase Bank, N.A.	(630)	597	33	—
Standard Chartered Bank	(171)	171	—	—
Total	$(2,112)	$1,959	$153	$—
Unconstrained Bond
Citibank, N.A.	$(41)	$41	$—	$—
Goldman Sachs International	(421)	403	—	(18)
JPMorgan Chase Bank, N.A.	(5)	5	—	—
Royal Bank of Canada	(331)	331	—	—
Societe Generale	(613)	613	—	—
State Street Bank and Trust Company	(588)	588	—	—
Total	$(1,999)	$1,981	$—	$(18)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2017.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds ("ETFs"), in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2017, Strategic Income invested in Emerging Markets Debt and Short Duration (collectively the "Underlying Funds") (see Note F).

For Strategic Income's investment in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2017, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2017, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the year ended October 31, 2017, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Funds were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$449,120	$4,220,778

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-14 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2017, the value of unfunded loan commitments was approximately $57,000 for Floating Rate Income pursuant to the following loan agreement:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Tricorbraun, First Lien Term Loan DD, 3.75%, due 10/31/23	$57	$57

17  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended October 31, 2016, Floating Rate Income accepted $25,716,866 of in-kind subscriptions. There were no in-kind subscriptions for any fund during the year ended October 31, 2017.

18  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2017, Strategic Income realized $(310,903) of net loss on $16,064,021 of in-kind redemptions.

19  Organization expenses: Costs incurred by Core Plus in connection with its organization, which amounted to $88,799 and is reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Core Plus:
	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Strategic Income(a)(b):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.39% after management fee waiver (see Note A).

(b)  0.55% prior to December 1, 2016.

Accordingly, for the year ended October 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Intermediate Bond	0.25%
New York Municipal Income	0.25%
Short Duration	0.25%
Strategic Income	0.41%

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.21% for each of Investor Class, Class A, Class C and Class R3; 0.44% for Trust Class of Short Duration Bond; 0.34% for Trust Class of Strategic Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee will only be assessed at the Class level and as such each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration Bond; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This will not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2017, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
High Income Class R3	$2,212

At October 31, 2017, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ending October 31,
				2015	2016	2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020
Core Bond Investor Class	0.85%		10/31/21	$37,780	$35,596	$29,581
Core Bond Institutional Class	0.45%		10/31/21	343,782	382,027	302,617
Core Bond Class A	0.85%		10/31/21	49,871	35,829	16,842
Core Bond Class C	1.60%		10/31/21	4,844	5,463	2,798
Core Plus Institutional Class	0.45	%(b)	10/31/20	—	—	161,151	(c)
Core Plus Class A	0.82	%(b)	10/31/20	—	—	4,377	(c)
Core Plus Class C	1.57	%(b)	10/31/20	—	—	4,273	(c)
Core Plus Class R6	0.38	%(b)	10/31/20	—	—	42,429	(c)
Emerging Markets Debt Institutional Class	0.78	%(d)	10/31/20	322,766	373,165	347,032

				Expenses Reimbursed in Year Ending October 31,
				2015		2016	2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019	2020
Emerging Markets Debt Class A	1.15	%(d)	10/31/20	$428		$785	$1,400
Emerging Markets Debt Class C	1.90	%(d)	10/31/20	455		870	499
Floating Rate Income Institutional Class	0.70%		10/31/20	431,280		466,719	400,905
Floating Rate Income Class A	1.07%		10/31/21	40,300		48,465	28,087
Floating Rate Income Class C	1.82%		10/31/21	44,243		56,490	28,361
High Income Investor Class	1.00%		10/31/20	—		—	—
High Income Institutional Class	0.75%		10/31/20	—		—	—
High Income Class A	1.12%		10/31/20	—		—	9,011
High Income Class C	1.87%		10/31/20	—		—	—
High Income Class R3	1.37%		10/31/20	—		—	—
High Income Class R6	0.68%		10/31/20	—		—	—
Municipal High Income Institutional Class	0.50	%(b)(e)	2/28/19	229,057	(f)	404,441	343,644
Municipal High Income Class A	0.87	%(b)(e)	2/28/19	21,622	(f)	13,157	2,162
Municipal High Income Class C	1.62	%(b)(e)	2/28/19	6,987	(f)	1,526	1,262
Municipal Intermediate Bond Investor Class	0.65%		10/31/20	31,785		30,651	17,913
Municipal Intermediate Bond Institutional Class	0.50%		10/31/20	212,056		227,929	150,041
Municipal Intermediate Bond Class A	0.87%		10/31/20	7,612		11,816	4,415
Municipal Intermediate Bond Class C	1.62%		10/31/20	3,580		4,967	3,184
New York Municipal Income Institutional Class	1.00%		10/31/20	—		—	—
Short Duration Investor Class	0.70%		10/31/20	170,610		148,552	99,584
Short Duration Trust Class	0.80%		10/31/20	19,213		15,145	10,328
Short Duration Institutional Class	0.50%		10/31/20	145,334		168,696	204,660
Short Duration Class A	0.87%		10/31/20	28,747		25,265	12,847
Short Duration Class C	1.62%		10/31/20	10,162		14,268	7,070
Short Duration High Income Institutional Class	0.75%		10/31/20	122,652		194,129	209,217
Short Duration High Income Class A	1.12%		10/31/20	2,821		5,114	6,750
Short Duration High Income Class C	1.87%		10/31/20	357		1,742	2,485
Strategic Income Trust Class	0.94	%(g)	10/31/20	17,108		9,298	9,016
Strategic Income Institutional Class	0.59	%(g)	10/31/21	342,222		287,082	305,847
Strategic Income Class A	0.99	%(g)	10/31/21	72,281		63,154	18,909
Strategic Income Class C	1.69	%(g)	10/31/21	105,407		93,893	66,990
Strategic Income Class R6	0.52	%(g)	10/31/20	53,205		51,475	40,217
Unconstrained Bond Institutional Class	0.65	%(b)(h)	10/31/20	480,996		479,020	114,474
Unconstrained Bond Class A	1.02	%(b)(h)	10/31/20	24,923		3,371	3,521
Unconstrained Bond Class C	1.77	%(b)(h)	10/31/20	4,376		313	266
Unconstrained Bond Class R6	0.58	%(b)(h)	10/31/20	23,926		58,338	329,830

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Core Plus on July 18, 2017 (Commencement of Operations). For the period ended October 31, 2017, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Core Plus amounted to $94, $4, $9 and $21, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(c)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

(d)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.27% for Class A and 2.02% for Class C.

(e)  From March 1, 2019 to October 31, 2020, the contractual expense limitation is 0.60%, 0.97% and 1.72% for the Institutional Class, Class A and Class C, respectively.

(f)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

(g)  Prior to December 1, 2016, the contractual expense limitation was 1.10% for Trust Class, 0.75% for Institutional Class, 1.15% for Class A, 1.85% for Class C, and 0.68% for Class R6.

(h)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6, respectively.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Prior to January 1, 2016, Management retained Neuberger Berman Fixed Income LLC ("NBFI") to serve as the sub-adviser to certain Funds. NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, was retained by Management through December 31, 2015 to furnish it with investment recommendations and research information without added cost to each Fund it sub-advised. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, Municipal High Income, New York Municipal Income and Short Duration High Income, was retained by Management through December 31, 2015 to provide day-to-day investment management services and received a monthly fee paid by Management. NBFI, as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, was retained by Management through December 31, 2015 to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and received a monthly fee paid by Management. As a result of the entity consolidation described on page 41 of this Annual Report, the services previously provided by NBFI under the subadvisory agreements are now provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Core Plus Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Core Plus Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$188	$—	$—	$—
Core Bond Class C	—	3,922	—	—
Core Plus Class A(a)	—	—	—	—
Core Plus Class C(a)	—	—	—	—
Emerging Markets Debt Class A	172	—	—	—
Emerging Markets Debt Class C	—	137	—	—
Floating Rate Income Class A	1,967	—	—	—
Floating Rate Income Class C	—	2,284	—	—
High Income Class A	900	—	—	—
High Income Class C	—	6,894	—	—
Municipal High Income Class A	50	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Municipal High Income Class C	$—	$833	$—	$—
Municipal Intermediate Bond Class A	498	—	—	—
Municipal Intermediate Bond Class C	—	2,073	—	—
Short Duration Class A	55	—	—	—
Short Duration Class C	—	12,546	—	—
Short Duration High Income Class A	1,191	—	—	—
Short Duration High Income Class C	—	240	—	—
Strategic Income Class A	17,415	—	—	—
Strategic Income Class C	—	15,614	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding swaps, forward contracts and futures) for the year ended October 31, 2017, were as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$794,316	$237,849	$776,622	$220,909
Core Plus(a)	17,770	5,839	11,509	715
Emerging Markets Debt		216,112		101,106
Floating Rate Income	—	342,968	—	275,371
High Income	—	2,134,581	—	3,139,902
Municipal High Income	—	103,539	—	130,942
Municipal Intermediate Bond	—	185,435	—	151,462
New York Municipal Income		27,710		28,848
Short Duration	30,331	73,933	42,180	50,240
Short Duration High Income	—	100,678	—	92,101
Strategic Income	8,347,866	1,756,014	7,855,292	1,668,676
Unconstrained Bond	26,389	67,240	13,243	40,183

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2017 and October 31, 2016 was as follows:

	For the Year Ended October 31, 2017					For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Core Bond
Investor Class	164	28		(280)	(88)	177	26		(257)	(54)
Institutional Class	11,091	771		(9,505)	2,357	13,556	588		(6,932)	7,212
Class A	586	60		(930)	(284)	669	63		(1,214)	(482)
Class C	48	5		(200)	(147)	330	4		(193)	141
Core Plus
Institutional Class(a)	760	7		(7)	760	—	—		—	—
Class A(a)	21	0	[z]	—	21	—	—		—	—
Class C(a)	20	—		—	20	—	—		—	—
Class R6(a)	200	—		—	200	—	—		—	—
Emerging Markets Debt
Institutional Class	14,052	993		(1,081)	13,964	663	842		(8,064)	(6,559)
Class A	307	2		(282)	27	7	1		(22)	(14)
Class C	45	1		(16)	30	3	1		(6)	(2)
Floating Rate Income
Institutional Class	25,631	1,124		(18,673)	8,082	14,810	773		(19,712)	(4,129)
Class A	1,566	55		(2,220)	(599)	1,186	60		(1,037)	209
Class C	264	37		(715)	(414)	396	40		(709)	(273)
High Income
Investor Class	1,134	678		(4,511)	(2,699)	1,738	944		(8,588)	(5,906)
Institutional Class	63,838	9,164		(253,075)	(180,073)	216,940	11,307		(117,174)	111,073
Class A	7,411	407		(9,821)	(2,003)	8,951	500		(10,715)	(1,264)
Class C	103	79		(1,090)	(908)	277	102		(1,573)	(1,194)
Class R3	1,122	57		(537)	642	1,649	34		(1,804)	(121)
Class R6	112,180	4,750		(50,630)	66,300	34,425	5,234		(29,934)	9,725
Municipal High Income
Institutional Class	2,642	412		(5,382)	(2,328)	10,761	308		(1,588)	9,481
Class A	19	2		(72)	(51)	1,184	6		(1,609)	(419)
Class C	55	1		(15)	41	28	0	[z]	(48)	(20)
Municipal Intermediate Bond
Investor Class	42	27		(222)	(153)	80	23		(152)	(49)
Institutional Class	5,390	378		(3,026)	2,742	3,677	252		(1,274)	2,655
Class A	376	8		(655)	(271)	779	6		(257)	528
Class C	45	3		(123)	(75)	202	1		(44)	159

	For the Year Ended October 31, 2017					For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
New York Municipal Income
Institutional Class	23	106		(196)	(67)	20	77		(207)	(110)
Short Duration
Investor Class	225	39		(853)	(589)	473	38		(639)	(128)
Trust Class	51	4		(95)	(40)	98	3		(147)	(46)
Institutional Class	7,552	116		(4,473)	3,195	5,486	55		(3,237)	2,304
Class A	182	3		(499)	(314)	662	4		(569)	97
Class C	46	1		(232)	(185)	459	0	[z]	(324)	135
Short Duration High Income
Institutional Class	4,151	475		(3,912)	714	3,952	734		(18,049)	(13,363)
Class A	98	11		(199)	(90)	1,156	10		(1,104)	62
Class C	26	4		(39)	(9)	110	3		(20)	93
Strategic Income
Trust Class	355	71		(1,135)	(709)	419	85		(2,915)	(2,411)
Institutional Class	87,590	4,144		(38,632)	53,102	59,054	3,256		(58,019)	4,291
Class A	8,018	574		(17,532)	(8,940)	11,826	769		(19,762)	(7,167)
Class C	1,749	273		(5,174)	(3,152)	2,786	309		(5,274)	(2,179)
Class R6	11,842	741		(3,361)	9,222	3,437	784		(6,955)	(2,734)
Unconstrained Bond
Institutional Class	4,553	29		(226)	4,356	642	161		(20,461)	(19,658)
Class A	1	1		(21)	(19)	55	2		(6)	51
Class C	—	0	[z]	—	—	2	0	[z]	(17)	(15)
Class R6	137	86		(25)	198	5,372	25		(9)	5,388

(a)  Period from July 18, 2017 (Commencement of Operations) to October 31, 2017.

z  Amount less than one thousand.

Note E—Line of Credit:

At October 31, 2017, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual

Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2017. During the year ended October 31, 2017, none of the Funds utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2017	Value October 31, 2017	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Strategic Income:
Emerging Markets Debt Institutional Class	8,666,985	419,806	—	9,086,791	$81,962,854	$3,740,154	$—	$1,481,606
Short Duration Institutional Class	—	2,571,930	—	2,571,930	20,035,331	117,412	—	(51,426)
Total(c)					$101,998,185	$3,857,566	$—	$1,430,180

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  At October 31, 2017, these securities amounted to approximately 3.7% of net assets of the Fund.

Other: At October 31, 2017, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.12% and 0.28%, respectively, of the outstanding shares of Floating Rate Income. At October 31, 2017, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.04% and 0.07%, respectively, of the outstanding shares of High Income. At October 31, 2017, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Strategic Income, which are also managed by Management, held 0.21%, 0.42% and 32.96%, respectively, of the outstanding shares of Emerging Markets Debt. At October 31, 2017, Strategic Income, which is also managed by Management, held 19.36% of the outstanding shares of Short Duration.

In addition, at October 31, 2017, affiliated investors owned 0.02%, 0.05%, 0.03% and 0.10% of the outstanding shares of Emerging Markets Debt, Municipal High Income, Short Duration High Income and Unconstrained Bond, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the period ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
High Income	$63,791	$4,294
New York Municipal Income	967	5

Note H—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against High Income relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants' right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision (a) the representative list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The parties have agreed to attend a mediation in December 2017 in an attempt to resolve the dispute. During 2009, High Income received pay downs from GM in connection with the term loan totaling approximately $5.9 million. High Income cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. High Income will incur legal expenses associated with the defense of the lawsuit.

Note I—Recent Accounting Pronouncement:

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2017	$10.54	$0.20	@	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	@	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
Institutional Class
10/31/2017	$10.57	$0.24	@	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	@	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
Class A
10/31/2017	$10.53	$0.20	@	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	@	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
Class C
10/31/2017	$10.54	$0.13	@	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	@	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
Core Plus Fund
Institutional Class
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.07	@	$(0.01)	$0.06	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2017	$—	$10.31	0.54%[b]	$11.0	1.13%		0.86%		1.97%		175%[c]
10/31/2016	$—	$10.54	4.16%[b]	$12.1	1.15%		0.86%		2.00%		148%[c]
10/31/2015	$—	$10.37	1.28%	$12.5	1.14%		0.85%		2.08%		125%[c]
10/31/2014	$0.00	$10.50	3.74%[d]	$13.7	1.13%		0.85%		2.10%		142%[c]
10/31/2013	$—	$10.35	(2.11)%	$13.5	1.10%		0.85%		1.51%		139%[c]
Institutional Class
10/31/2017	$—	$10.34	0.95%[b]	$338.0	0.55%		0.46%		2.37%		175%[c]
10/31/2016	$—	$10.57	4.67%[b]	$320.6	0.59%		0.46%		2.40%		148%[c]
10/31/2015	$—	$10.39	1.69%	$240.3	0.61%		0.45%		2.49%		125%[c]
10/31/2014	$0.00	$10.52	4.16%[d]	$169.0	0.63%		0.45%		2.49%		142%[c]
10/31/2013	$—	$10.37	(1.71)%	$165.9	0.61%		0.45%		1.90%		139%[c]
Class A
10/31/2017	$—	$10.30	0.54%[b]	$22.4	0.93%		0.86%		1.96%		175%[c]
10/31/2016	$—	$10.53	4.26%[b]	$25.9	0.98%		0.86%		2.01%		148%[c]
10/31/2015	$—	$10.35	1.18%	$30.5	1.00%		0.85%		2.08%		125%[c]
10/31/2014	$0.00	$10.49	3.75%[d]	$31.9	1.02%		0.85%		2.10%		142%[c]
10/31/2013	$—	$10.34	(2.03)%	$30.1	1.04%		0.85%		1.49%		139%[c]
Class C
10/31/2017	$—	$10.31	(0.21)%[b]	$3.3	1.68%		1.61%		1.22%		175%[c]
10/31/2016	$—	$10.54	3.49%[b]	$4.9	1.72%		1.61%		1.25%		148%[c]
10/31/2015	$—	$10.36	0.43%	$3.4	1.75%		1.60%		1.33%		125%[c]
10/31/2014	$0.00	$10.50	2.97%[d]	$3.5	1.77%		1.60%		1.34%		142%[c]
10/31/2013	$—	$10.35	(2.76)%	$5.0	1.75%		1.60%		0.75%		139%[c]
Core Plus Fund
Institutional Class
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.63%*	$7.6	5.59	%‡**	0.45	%‡**	2.52	%‡**	51	%*[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Plus Fund (cont'd)
Class A
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.06	@	$(0.01)	$0.05	$(0.08)	$—	$—	$(0.08)
Class C
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.04	@	$(0.01)	$0.03	$(0.06)	$—	$—	$(0.06)
Class R6
Period from 7/18/2017^ to 10/31/2017	$10.00	$0.08	@	$(0.02)	$0.06	$(0.09)	$—	$—	$(0.09)
Emerging Markets Debt Fund
Institutional Class
10/31/2017	$8.90	$0.48	@	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	@	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	@	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	@	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	@	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)
Class A
10/31/2017	$8.90	$0.46	@	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	@	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	@	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	@	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Class C
10/31/2017	$8.90	$0.38	@	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	@	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	@	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	@	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Core Plus Fund (cont'd)
Class A
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.52%*	$0.2	5.99	%‡**	0.81	%‡**	2.15	%‡**	51	%*[c]
Class C
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.31%*	$0.2	6.76	%‡**	1.56	%‡**	1.41	%‡**	51	%*[c]
Class R6
Period from 7/18/2017^ to 10/31/2017	$—	$9.97	0.65%*	$2.0	5.52	%‡**	0.38	%‡**	2.58	%‡**	51	%*[c]
Emerging Markets Debt Fund
Institutional Class
10/31/2017	$—	$9.02	6.77%	$247.7	1.02%		0.81%		5.41%		64%
10/31/2016	$—	$8.90	12.17%	$120.2	1.21%		0.91%		5.92%		80%
10/31/2015	$0.00	$8.41	(10.64)%[e]	$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[d]	$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36%*	$87.2	1.64	%‡**	0.80	%‡**	3.60	%‡**	5	%*
Class A
10/31/2017	$—	$9.01	6.26%	$0.4	1.42%		1.16%		5.04%		64%
10/31/2016	$—	$8.90	11.76%	$0.1	1.73%		1.28%		5.56%		80%
10/31/2015	$0.00	$8.41	(10.96)%[e]	$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[d]	$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32%*	$0.0	42.54	%‡**	1.13	%‡**	3.28	%‡**	5	%*
Class C
10/31/2017	$—	$9.01	5.47%	$0.5	2.13%		1.90%		4.31%		64%
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%		2.03%		4.80%		80%
10/31/2015	$0.00	$8.41	(11.64)%[e]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[d]	$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%*	$0.0	43.10	%‡**	1.79	%‡**	2.60	%‡**	5	%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
10/31/2017	$9.90	$0.36	@	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	@	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
Class A
10/31/2017	$9.90	$0.32	@	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	@	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
Class C
10/31/2017	$9.90	$0.25	@	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	@	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
High Income Bond Fund
Investor Class
10/31/2017	$8.68	$0.47	@	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	@	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
Institutional Class
10/31/2017	$8.70	$0.48	@	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	@	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
10/31/2017	$—	$9.94	4.14%		$335.8	0.82%	0.70%		3.67%		76%
10/31/2016	$—	$9.90	4.52%		$254.4	0.92%	0.70%		4.01%		64%
10/31/2015	$—	$9.86	1.48%		$294.0	0.84%	0.70%		3.96%		44%
10/31/2014	$0.00	$10.11	2.01%[d]		$358.6	0.78%	0.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%		$430.7	0.81%	0.70%		4.06%		78%
Class A
10/31/2017	$—	$9.94	3.76%		$17.4	1.21%	1.07%		3.27%		76%
10/31/2016	$—	$9.90	4.24%		$23.3	1.31%	1.07%		3.65%		64%
10/31/2015	$—	$9.85	1.00%		$21.1	1.22%	1.07%		3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[d]		$34.8	1.16%	1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%		$74.7	1.18%	1.07%		3.66%		78%
Class C
10/31/2017	$—	$9.94	2.99%		$20.6	1.95%	1.82%		2.53%		76%
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%		2.91%		64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%		2.86%		44%
10/31/2014	$0.00	$10.11	0.88%[d]		$37.4	1.91%	1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%		$51.8	1.93%	1.82%		2.85%		78%
High Income Bond Fund
Investor Class
10/31/2017	$—	$8.79	6.84	%bg	$112.7	0.84%	0.80	%f	5.38	%f	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%		5.54%		72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%		5.42%		54%
10/31/2014	$0.00	$9.28	4.24%[d]		$266.4	0.83%	0.83%		5.35%		60%
10/31/2013	$—	$9.63	9.10%		$311.5	0.84%	0.84%		5.80%		80%
Institutional Class
10/31/2017	$—	$8.80	6.82	%bg	$1,519.4	0.70%	0.70	%f	5.49	%f	62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%		5.67%		72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%		5.56%		54%
10/31/2014	$0.00	$9.29	4.38%[d]		$2,120.4	0.69%	0.69%		5.48%		60%
10/31/2013	$—	$9.64	9.14%		$1,949.6	0.69%	0.69%		5.94%		80%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
10/31/2017	$8.68	$0.44	@	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	@	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
Class C
10/31/2017	$8.70	$0.38	@	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	@	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
Class R3
10/31/2017	$8.69	$0.42	@	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	@	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
Class R6
10/31/2017	$8.70	$0.49	@	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	@	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
10/31/2017	$10.42	$0.36	@	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	@	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
10/31/2017	$—	$8.79	6.49	%bg	$76.8	1.14%		1.12	%f	5.05	%f	62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%		1.07%		5.30%		72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%		1.08%		5.18%		54%
10/31/2014	$0.00	$9.28	3.98%[d]		$313.0	1.08%		1.08%		5.10%		60%
10/31/2013	$—	$9.63	8.83%		$395.6	1.09%		1.09%		5.56%		80%
Class C
10/31/2017	$—	$8.81	5.77	%bg	$23.6	1.81%		1.81	%f	4.38	%f	62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%		1.81%		4.57%		72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%		1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[d]		$57.1	1.82%		1.82%		4.36%		60%
10/31/2013	$—	$9.64	7.91%		$60.0	1.83%		1.83%		4.82%		80%
Class R3
10/31/2017	$—	$8.80	6.20	%bg	$12.3	1.37%		1.37	%§f	4.81%[f]		62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%		1.37%		4.99%		72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%		1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[d]		$9.6	1.31%		1.31%		4.87%		60%
10/31/2013	$—	$9.63	8.46%		$10.9	1.32%		1.32%		5.30%		80%
Class R6
10/31/2017	$—	$8.81	7.03	%bg	$1,503.1	0.61%		0.61%[f]		5.56%[f]		62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[d]		$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34	%*	$535.0	0.62	%**	0.62	%**	5.95	%**	80%^^
Municipal High Income Fund
Institutional Class
10/31/2017	$—	$10.20	2.24%		$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%		$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%*	$22.9	2.34	%**‡	0.50	%**‡	3.64	%**‡	37%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund (cont'd)
Class A
10/31/2017	$10.42	$0.32	@	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	@	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
10/31/2017	$10.42	$0.24	@	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	@	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Intermediate Bond Fund
Investor Class
10/31/2017	$11.97	$0.23	@	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	@	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
Institutional Class
10/31/2017	$11.96	$0.25	@	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	@	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
Class A
10/31/2017	$11.96	$0.20	@	$(0.09)	$0.11	$(0.20)	$(0.08)	$—	$(0.28)
10/31/2016	$11.84	$0.21	@	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund (cont'd)
Class A
10/31/2017	$—	$10.20	1.87%	$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%*	$5.0	2.94	%**‡	0.86	%**‡	3.41	%**‡	37%*
Class C
10/31/2017	$—	$10.21	1.20%	$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%*	$0.5	4.28	%**‡	1.58	%**‡	2.38	%**‡	37%*
Municipal Intermediate Bond Fund
Investor Class
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%		0.65%		2.18%		57%
Institutional Class
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%		0.50%		2.45%		47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%		0.50%		2.34%		57%
Class A
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%		0.87%		1.72%		71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%		0.87%		1.70%		44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%		0.87%		2.07%		47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%		0.87%		1.96%		57%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class C
10/31/2017	$11.96	$0.11	@	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	@	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
New York Municipal Income Fund
Institutional ClassØØ
10/31/2017	$17.76	$0.39	@	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	@	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
Short Duration Bond Fund
Investor Class
10/31/2017	$7.86	$0.07	@	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	@	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
Trust Class
10/31/2017	$7.49	$0.06	@	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	@	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class C
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%	$1.5	1.86%	1.62%	1.21%	57%
New York Municipal Income Fund
Institutional ClassØØ
10/31/2017	$—	$17.32	0.84%[g]	$59.5	0.92%	0.92%[f]	2.24%[f]	46%
10/31/2016	$—	$17.76	3.38%	$62.3	0.96%	0.96%	2.19%	28%
10/31/2015	$—	$17.60	1.99%	$63.6	0.89%	0.89%	2.42%	17%
10/31/2014	$—	$17.72	6.15%	$67.7	0.87%	0.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98)%*	$68.3	0.86%**	0.86%**	2.64%**	52%*
2/28/2013	$—	$17.80	2.01%	$36.2	1.06%	1.06%	1.71%	28%
Short Duration Bond Fund
Investor Class
10/31/2017	$—	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%	$29.9	1.27%	0.70%	0.13%	75%
10/31/2014	$0.00	$7.92	0.52%[d]	$30.7	1.20%	0.70%	0.85%	71%
10/31/2013	$—	$7.98	1.03%	$32.8	1.19%	0.70%	0.67%	86%
Trust Class
10/31/2017	$—	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%	$3.0	1.43%	0.80%	0.03%	75%
10/31/2014	$0.00	$7.55	0.52%[d]	$3.3	1.35%	0.80%	0.76%	71%
10/31/2013	$—	$7.60	0.77%	$4.0	1.35%	0.80%	0.57%	86%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2017	$7.85	$0.09	@	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	@	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
Class A
10/31/2017	$7.49	$0.05	@	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	@	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
Class C
10/31/2017	$7.49	$(0.00	)@	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02	)@	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
Short Duration High Income Fund
Institutional Class
10/31/2017	$9.69	$0.41	@	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	@	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Class A
10/31/2017	$9.70	$0.38	@	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	@	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Institutional Class
10/31/2017	$—	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%	0.50%	0.32%	75%
10/31/2014	$0.00	$7.92	0.85%[d]	$28.5	1.00%	0.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%	$18.1	0.98%	0.50%	0.87%	86%
Class A
10/31/2017	$—	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%	0.87%	(0.03)%	75%
10/31/2014	$0.00	$7.55	0.45%[d]	$6.7	1.36%	0.87%	0.66%	71%
10/31/2013	$—	$7.60	0.83%	$6.3	1.37%	0.87%	0.50%	86%
Class C
10/31/2017	$—	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%	1.62%	(0.79)%	75%
10/31/2014	$0.00	$7.55	(0.43)%[d]	$2.0	2.12%	1.62%	(0.05)%	71%
10/31/2013	$—	$7.61	0.08%	$2.2	2.13%	1.62%	(0.24)%	86%
Short Duration High Income Fund
Institutional Class
10/31/2017	$—	$9.75	4.94%	$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%	$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%	0.75%	4.05%	45%
10/31/2014	$0.00	$10.05	2.81%[d]	$214.9	0.85%	0.75%	3.95%	49%
10/31/2013	$—	$10.18	6.51%	$102.9	1.18%	0.75%	4.16%	53%
Class A
10/31/2017	$—	$9.76	4.55%	$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%	$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%	1.12%	3.68%	45%
10/31/2014	$0.00	$10.05	2.34%[d]	$3.6	1.24%	1.12%	3.57%	49%
10/31/2013	$—	$10.19	6.21%	$1.2	1.74%	1.12%	3.73%	53%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
10/31/2017	$9.69	$0.30	@	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	@	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Strategic Income Fund
Trust Class
10/31/2017	$11.06	$0.33	@	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	@	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
Institutional Class
10/31/2017	$11.07	$0.37	@	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	@	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
Class A
10/31/2017	$11.08	$0.33	@	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	@	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
Class C
10/31/2017	$11.06	$0.25	@	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	@	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
10/31/2017	$—	$9.75	3.78%	$1.1	2.09%	1.87%	3.10%	84%
10/31/2016	$—	$9.69	3.77%	$1.2	2.05%	1.87%	3.10%	51%
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%	1.87%	2.93%	45%
10/31/2014	$0.00	$10.05	1.57%[d]	$0.4	2.03%	1.87%	2.83%	49%
10/31/2013	$—	$10.19	5.43%	$0.2	3.80%	1.87%	3.03%	53%
Strategic Income Fund
Trust Class
10/31/2017	$—	$11.15	4.09%[b]	$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%	$27.7	1.14%	1.09%	2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]	$53.1	1.14%	1.06%	2.90%	103%[c]
10/31/2014	$0.00	$11.32	4.95%[d]	$49.4	1.15%	1.05%	3.33%	124%[c]
10/31/2013	$—	$11.18	1.07%	$43.8	1.18%	1.10%	3.22%	161%[c]
Institutional Class
10/31/2017	$—	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%	$1,436.8	0.78%	0.74%	3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]	$1,355.2	0.78%	0.71%	3.25%	103%[c]
10/31/2014	$0.00	$11.32	5.22%[d]	$1,043.0	0.80%	0.70%	3.66%	124%[c]
10/31/2013	$—	$11.19	1.52%	$739.1	0.81%	0.75%	3.57%	161%[c]
Class A
10/31/2017	$—	$11.17	4.03%[b]	$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%	$290.5	1.18%	1.14%	2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]	$360.8	1.17%	1.11%	2.84%	103%[c]
10/31/2014	$0.00	$11.33	4.89%[d]	$310.3	1.19%	1.10%	3.28%	124%[c]
10/31/2013	$—	$11.19	1.02%	$311.8	1.21%	1.15%	3.14%	161%[c]
Class C
10/31/2017	$—	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$—	$11.06	5.13%	$183.9	1.91%	1.84%	2.45%	141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]	$202.9	1.91%	1.81%	2.14%	103%[c]
10/31/2014	$0.00	$11.32	4.07%[d]	$184.5	1.93%	1.80%	2.58%	124%[c]
10/31/2013	$—	$11.19	0.40%	$191.7	1.94%	1.85%	2.45%	161%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class R6
10/31/2017	$11.06	$0.38	@	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	@	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
10/31/2017	$9.18	$0.23	@	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	@	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
10/31/2017	$9.17	$0.20	@	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	@	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
10/31/2017	$9.18	$0.13	@	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	@	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
10/31/2017	$9.19	$0.24	@	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	@	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class R6
10/31/2017	$—	$11.15	4.52%[b]	$311.0	0.56%		0.52%		3.43%		136%[c]
10/31/2016	$—	$11.06	6.36%	$206.5	0.71%		0.67%		3.43%		141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]	$230.9	0.71%		0.64%		3.32%		103%[c]
10/31/2014	$0.00	$11.32	5.39%[d]	$149.4	0.72%		0.63%		3.69%		124%[c]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09%*	$17.5	0.77	%**	0.68	%**	3.70	%**	161	%^^c
Unconstrained Bond Fund
Institutional Class
10/31/2017	$—	$9.41	4.05%[b]	$45.8	1.30%		0.68%		2.48%		73%[c]
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%		0.66%		3.01%		50%[c]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%		0.67%		2.80%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88%*	$23.1	2.22	%‡**	0.84	%‡**	2.94	%‡**	118	%*
Class A
10/31/2017	$—	$9.41	3.78%[b]	$0.5	1.78%		1.06%		2.13%		73%[c]
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%		1.03%		2.48%		50%[c]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%		1.14%		2.73%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61%*	$7.1	2.62	%‡**	1.20	%‡**	2.57	%‡**	118	%*
Class C
10/31/2017	$—	$9.42	3.02%[b]	$0.0	2.56%		1.81%		1.38%		73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%		1.78%		1.86%		50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%		1.87%		1.96%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09%*	$1.0	3.56	%‡**	1.93	%‡**	1.84	%‡**	118	%*
Class R6
10/31/2017	$—	$9.42	4.12%[b]	$52.8	1.26%		0.62%		2.57%		73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%		0.59%		2.66%		50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%		0.70%		3.19%		75%[c]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92%*	$7.1	2.18	%‡**	0.77	%‡**	3.00	%‡**	118	%*

Notes to Financial Highlights

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended October 31, 2017
High Income Bond Class R3	1.35%

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2017. The class action proceeds received in 2016 had no impact on the Funds' total returns for the year ended October 31, 2016. The class action proceeds received in 2015 had no impact on the Funds' total returns for the year ended October 31, 2015.

c  The portfolio turnover rates including mortgage dollar roll transactions were 269%, 222%, 240%, 307% and 346% for the years ended October 31, 2017, 2016, 2015, 2014, and 2013, respectively, for Core Bond, 104% for the period ended October 31, 2017 for Core Plus, 352%, 363%, 357%, 365% and 384% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively, for Strategic Income and 88%, 65% and 86% for the years ended October 31, 2017, 2016 and 2015, respectively, for Unconstrained Bond.

Notes to Financial Highlights (cont'd)

d  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

e  The voluntary contribution received in 2015 had no impact on the Fund's total returns for the year ended October 31, 2015.

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended October 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
New York Municipal Income Institutional Class	0.92%	2.23%

g  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Unconstrained Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund, and Neuberger Berman Unconstrained Bond Fund, six of the series constituting Neuberger Berman Income Funds (the "Trust") as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Income Funds, at October 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Income Fund, Neuberger Berman Short Duration High Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Core Plus Fund, each a series of Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended (with respect to Neuberger Berman Core Plus Fund, for the period July 18, 2017 to October 31, 2017), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Core Plus Fund, for the period July 18, 2017 to October 31, 2017), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman New York Municipal Income Fund, for each of the four years in the period then ended, for the period March 1, 2013 to October 31, 2013, and for the year ended February 28, 2013, with respect to Neuberger Berman Municipal High Income Fund, for each of the two years in the period then ended and for the period June 22, 2015 to October 31, 2015, and with respect to Neuberger Berman Core Plus Fund, for the period July 18, 2017 to October 31, 2017). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 21, 2017

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities). Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006..	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President — Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104

(2)  Pursuant to the Trust's Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013 — 2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer — Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreement") with respect to each series (each a "Fund") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Unconstrained Bond Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBEL and their affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest between each Fund's investments and those of other funds or accounts managed by Management or NBEL.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to each Fund, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBEL in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar peers. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite peer group (constructed by the consulting firm) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that had underperformed their benchmark indices and/or peer groups to an extent, or over a period of time, that the Board found to raise concerns, the Board discussed with Management each such Fund's performance and evaluated steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the period since the last contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. With respect to Neuberger Berman Strategic Income Fund, the Board considered that the Fund invests in affiliated underlying funds and considered the fee structure for that arrangement. The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered each Fund's total expense ratio.

The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of any breakpoints in each Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The peer groups and broad universes of similar funds referenced in this section are those identified by the consulting firm, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark). Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided below. The Board also reviewed information related to the other classes of shares, some of which have higher fees and expenses reflecting their separate distribution and servicing arrangements. The Board considered that, to the extent those classes have higher expenses, their performance will be lower than that of Institutional Class.

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5, and 10-year periods, but lower for the 3-year period. In determining to renew the Management Agreement, the Board considered the Fund's history of delivering performance above its benchmark for most historical periods and very close to the average performance of the broad universe of core bond funds, but with risk/return ratios that were better than the median of the broad universe, over the 3 and 5-year periods.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2013 and therefore does not have 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered the Fund's very strong performance versus its benchmark year-to-date through August 31, which placed it in the top decile against its peer group for the period. The Board met with a member of the portfolio management team to better understand the Fund's performance and volatility.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Fund was launched in 2009 and therefore does not have 10-year performance. The Board met with the Portfolio Managers prior to renewing the contract. In determining to renew the Management Agreement, the Board considered that for the 3 and 5-year periods, the Fund slightly out-performed the average of the broad universe of loan participation funds and showed a risk/return ratio that was better than the median of the broad universe for the same periods.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. The Board met with the portfolio managers to better understand the factors affecting the Fund's performance. In determining to renew the Management Agreement, the Board considered management's representation that the Fund's underperformance largely reflected its positioning in the higher quality portion of the high income bond market. The Board also considered management's representation that this bias toward higher quality is not reflected in a comparison of the Fund's risk/return ratio to those of other funds in its broad universe because recent years have been a relatively benign period for high income corporate bonds of all ratings, as reflected in the fact that for an extended period of time the default rate for all high income bonds as a group has been lower than the long-term average default rate for high income bonds. The Board also considered that, although the Fund's contractual management fee and the actual management fee were both higher than the respective medians, the Fund's total expense ratio was lower than the peer group median.

•  Neuberger Berman Municipal High Income Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was equal to the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2015 and therefore does not have 3, 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered that the Fund showed strong year-to-date performance through August 31 and had outperformed its benchmark for the period since inception.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 3-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3, and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark, and that its risk/return ratio was better than the median of the broad universe of intermediate municipal debt funds for the 3 and 5-year periods.

•  Neuberger Berman New York Municipal Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have 5 or 10-year performance under Management's management. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark, and that its risk/return ratio was better than the median of the broad universe of New York intermediate municipal debt funds over the 3-year period.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods, but higher for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board considered that Management added a new portfolio manager to the team in February 2017, that there had been a slight increase in performance year-to-date through August 31, and that the Fund's risk/return ratio was better than the median of the broad universe of short investment grade debt funds for the 5-year period.

•  Neuberger Berman Short Duration High Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2012 and therefore does not have 5 or 10-year performance. The Board met with the portfolio managers to better understand the factors affecting the Fund's performance. In determining to renew the Management Agreement, the Board considered management's representation that the Fund's underperformance largely reflected its positioning in the higher quality portion of the high income bond market. The Board also considered management's representation that this bias toward higher quality is not reflected in a comparison of the Fund's risk/return ratio to those of other funds in its broad universe because recent years have been a relatively benign period for high income corporate bonds of all ratings, as reflected in the fact that for an extended period of time, the default rate for all high income bonds as a group has been lower than the long-term average default rate for high income bonds.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management had both been higher than the respective medians. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its contractual management fees and fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5 and 10-year periods, but lower for the 3-year period. In determining to renew the Management Agreement, the Board considered that the Fund out-performed its benchmark for the 1, 5 and 10-year periods and that its risk/return ratio was nearly equal to or was better than the median of multi-sector income funds for the 3 and 5-year periods. The Board also considered the Fund's strong performance year-to-date through August 31.

•  Neuberger Berman Unconstrained Bond Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2014 and therefore does not have 3, 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered that the Fund performed well versus its benchmark year-to-date through August 31. The Board also considered that a new portfolio manager had been added to the team in February 2016.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

For the fiscal period ended October 31, 2017 the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax are as follows:

Municipal High Income	99.86%
Municipal Intermediate Bond	100.00%
New York Municipal Income	99.97%

For the fiscal period ended October 31, 2017, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$8,126,835	$1,991,714
Floating Rate Income	15,288,456	—
High Income	184,976,211	—
Strategic Income	76,548,896	—

In January 2018, you will receive information to be used in filing your 2017 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2017. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Municipal High Income, Municipal Intermediate Bond and New York Municipal Income designate $49,229, $1,380,344 and $497,281, respectively, as a capital gain distribution.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks, fees and expenses, which are described in its prospectus, before investing.

H0648 12/17

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove and Deborah C. McLean.  Mr. Cosgrove and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, July 11, 2003, and February 13, 2014, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman New York Municipal Income Fund and Neuberger Berman Short Duration High Income Fund commenced operations on October 1, 1995, July 18, 2017, December 29, 2009, June 22, 2015, March 11, 2013, and September 28, 2012, respectively.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $317,020 and $317,020 for the fiscal years ended 2016 and 2017, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $136,645 and $163,020 for the fiscal years ended 2016 and 2017, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,000 and $69,000 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $28,150 and $29,155 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $69,000 and $69,000 for the fiscal years ended 2016 and 2017, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	January 4, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	January 4, 2018